LOAN AGREEMENT



                                 BY AND BETWEEN

                      TRANSEASTERN PEMBROKE VILLAGES, INC.,
                              A FLORIDA CORPORATION
                                (THE "BORROWER")


                                       AND

            CHASE FEDERAL BANK, A FEDERAL SAVINGS BANK, A DIVISION OF NATIONSBANK, N.A. (SOUTH), A NATIONAL BANKING ASSOCIATION
           ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES

                                  (THE "BANK")




                           DATED: SEPTEMBER ___, 1996





                              RICHARD A. WOOD, ESQ.
                          THERREL BAISDEN & MEYER WEISS
                                1111 LINCOLN ROAD
                                    SUITE 500
                           MIAMI BEACH, FLORIDA 33139
                                 (305) 672-1921

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Loan No.  91000839


     THIS LOAN AGREEMENT, dated as of the _____ day of September, 1996 (the "Loan Agreement" or "Agreement"), is made by and between TRANSEASTERN PEMBROKE VILLAGES, INC., A FLORIDA CORPORATION, with its principal place of business at 3300 University Drive, Coral Springs, Florida 33065 ("Borrower"), and CHASE FEDERAL BANK, A FEDERAL SAVINGS BANK, A DIVISION OF NATIONSBANK, N.A. (SOUTH), a national banking association organized and existing under the laws of the United States, with its offices located at 701 West Cypress Creek Road, Suite 101, Fort Lauderdale, Florida 33309 ("Bank").

                                    RECITALS

         A. Borrower has applied to Bank for a loan in the principal amount of EIGHT MILLION SEVEN HUNDRED THIRTY SEVEN THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($8,737,500.00) (the "Loan") to be used for the purpose of acquiring the Land, as hereinafter defined, and developing same into single family lots and townhome lots now owned or to be acquired by Borrower in fee simple and mortgaged to Bank as security for the Loan, which lots are to be located in a certain residential developments known as "Pelican Pointe" and "Egrets Way" located upon certain property in Broward County, Florida.

         B. Bank has agreed to accept a note and mortgage under which advances may be made for the land acquisition and infrastructure development in accordance with plats, specifications, terms, and conditions approved by Bank.

         C. Bank is willing to make the Loan described above based on the terms and conditions set forth in this Loan Agreement and in the Loan Documents referred to herein.

         NOW, THEREFORE, in consideration of the premises, of the Loan advances which are to be agreed to be made by Bank to Borrower hereinafter and the note and mortgage given by Borrower in evidence thereof, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Bank hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1 For the purposes hereof:

             (a) "Approved Project" or "Project" means the collective reference to the development identified in Section 2.4 of this Agreement, together with the Land, the Improvements, rights, property, and appurtenances as defined, described or identified in the Mortgage.

             (b) "Borrower's Representative" means the person or persons designated in writing to Bank by Borrower as being authorized to submit Draw Requests on Borrower's behalf and to consent to changes in the Cost Breakdown and Use of Proceeds. Unless and until changed by written notice to Bank, Borrower designates any one of the following: Arthur Falcone or Les Campbell as its Borrower's Representative(s).

             (c) "Closing Date" means the date as of which this Loan Agreement is executed by Borrower and Bank.

             (d) "Collateral" means the Mortgaged Property, Rents, Intangible Property and other property rights as defined in and encumbered by the Mortgage.

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             (e) "Commitment" means Bank's commitment letters to Borrower dated
         July 5, 1996 and all amendments thereto. The parties intend that this Agreement and the Loan Documents shall supersede and replace the Commitment.

             (f) "Completion means completion of the Improvements in accordance with the Plans, such Completion to be evidenced by satisfaction of the conditions of Section 6.2 in substantial compliance with the Plans, free and clear of liens or claims of liens or other encumbrances, except Permitted Encumbrances;

             (g) "Construction Documents" means the stipulated sum construction contract between Borrower and the General Contractor, if a General Contractor is engaged, and all other contracts, plans or documents concerning the construction of the Improvements and any addenda, amendments or modifications thereto. The Construction Documents shall include a hard cost breakdown and a maximum fixed cost for the performance of all services, labor, and materials furnished thereunder.

             (h) "Construction Inspector" means the architectural or engineering firm or such party which Bank shall designate to perform various services on behalf of Bank. The services to be performed by Bank's Construction Inspector shall include the issuance of reports and certifications solely for the benefit of Bank and shall not impose upon Bank any obligation to make inspections, or to correct or require any other person to correct any defects, or to notify any person with respect to such defects, review of the Plans and all proposed changes to them, preparation of a "cost breakdown" construction analysis (the "Construction Analysis"), periodic inspections of construction work for conformity with the Plans, and approval of Draw Requests.

             (i) "Cost Breakdown" means the detailed trade breakdown of the cost of constructing the Improvements and an itemization of non-construction and Land costs, all as approved by Bank from time to time.

             (j) "Default" means a violation of any term, covenant, or condition hereunder or a Default as defined under any of the other Loan Documents which remains uncured after any applicable grace period.

             (k) "Default Condition" means the occurrence or existence of an event or condition which, upon the giving of notice or the passage of time, or both, would constitute a Default.

             (l) "Draw Request" means a written request for any disbursement of Loan proceeds, which shall be submitted for each requested disbursement as set forth in Article III hereof, in accordance with the draw request sheet attached hereto as EXHIBIT "A-1", EXHIBIT "A-2" AND EXHIBIT "A-3".

             (m) "Engineer" shall mean such party who will serve as Borrower's supervising engineer in accordance with the Plans and specifications;

             (n) "Engineering Contract" means the "full service', contract between Borrower and Engineer which shall require engineering services throughout the Land development and construction contemplated under the Loan.

             (o) "Financing Statements" means the UCC financing statements filed in order to perfect Bank's lien on certain personal property and fixtures as more particularly described therein.

             (p) "Firm Contract" means an arm's length, bona-fide binding contract for purchase and sale, in form and content satisfactory to Bank, for the sale of a Unit to a purchaser unaffiliated and unrelated

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         to Borrower or Guarantor, under which (i) Borrower has received a cash deposit equal to ten percent (10%) of the purchase price except as herein after provided; (ii) Borrower is not obligated to provide any purchase-money financing, (iii) all applicable statutory cancellation or rescission periods have expired, (iv) there are no contingencies other than a first mortgage financing contingency for which Borrower has confirmed to Bank that purchaser has made a mortgage application,
         (v) the closing date for the contract is within forty-five (45) days of the date of issuance of the Certificate of Occupancy for the Unit, and
         (vi) the gross sales price, after payment of all of Borrower's closing expenses thereunder, will result in sufficient proceeds to pay to Bank the Unit Release Price and Lot Release Price. If a purchaser has received preliminary loan approval from an institutional Bank, including income qualification and credit verification, the required deposit shall be five percent (5%) for said contract to constitute a Firm Contract. The purchaser's interest in the Mortgaged Property and under the Firm Contract must be expressly subordinated to the lien and operation of Bank's Mortgage, either by separate subordination agreement in favor of Bank or pursuant to the terms of the Firm Contract.

             (q) "General Contractor" means Borrower who will serve as the general contractor in accordance with the Construction Documents; if a General Contractor is not engaged or is not named here, any obligation of the General Contractor referred to in the Loan Documents shall be the obligation of the Borrower to perform or to cause to be performed.

             (r) "Governmental Authorities" means any local, state, or federal governmental agency, regulatory body or office, or any quasi-governmental office (including health and environmental), or any officer or official of any such agency, office, or body whose consent or approval is required as a prerequisite to the commencement of the construction of the Improvements or to the operation and occupancy of the Improvements or the Approved Project or to the performance of any act or obligation or the observance of any agreement, provision or condition of whatsoever nature herein contained.

             (s) "Guarantor" means: Arthur Falcone, Edward Falcone, Philip Cucci And Transeastern Properties, Inc., a Florida corporation, f/k/a Transeastern Properties of South Florida, Inc., a Florida corporation.

             (t) "Guaranty" means the Guaranty Agreement executed by Guarantor in favor of Bank, providing for Guarantor's payment of all sums due under the Loan Documents and of performance of all obligations of Borrower thereunder except as otherwise specifically therein provided, including, without limitation, timely completion of the Improvements in accordance with the Construction Documents and Loan Documents.

             (u) "Improvements" means all infrastructure improvements to the Land constructed or to be constructed on the Land as defined in the Mortgage, together with all fixtures and appurtenances now or later to be located on the Land and/or in such Improvements.

             (v) "Land" means the real property described in the Mortgage at the inception of the Loan as per EXHIBIT "F" attached hereto.

             (w) "Loan Documents" means this Loan Agreement, the Note and any funding agreement, the Mortgage, the Guaranty, the Financing Statements, and any other document or writing executed in connection therewith or in furtherance thereof.

             (x) "Lot Release Price" shall mean the partial release price for each lot improved with Note proceeds as set forth in EXHIBITS "B-1" AND "B-2" attached hereto and incorporated herein.

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             (y) "Mortgage" means the Amended and Restated Real Estate Mortgage,
         Assignment and Security Agreement of even date herewith executed by Borrower for the benefit of Bank encumbering the Collateral (as defined in the Mortgage), and any extensions, modifications, renewals or replacements thereof.

             (z) "Note" means the Consolidated Renewal Promissory Note in the amount of EIGHT MILLION SEVEN HUNDRED THIRTY SEVEN THOUSAND FIVE HUNDRED AND NO/DOLLARS ($8,737,500.00) ("Note") dated as of the Closing Date executed by Borrower in favor of Bank as well as any promissory note, sub-note, or other notes issued by Borrower in substitution, replacement, extension, future advance, amendment or renewal of the Note or any such promissory note or notes.

             (aa) "Permitted Encumbrances" means those liens, encumbrances, easements and other matters defined in the Mortgage as "Permitted Encumbrances".

             (bb) "Plans" means plans and specifications for the development of the Land and construction of the Improvements submitted to and approved by Bank from time to time, and including such amendments thereto as may from time to time be made by Borrower and approved by Bank.

             (cc) "Security Documents" means the Mortgage, the Financing Statements, and any other instrument executed to establish and perfect Bank's lien on the Collateral, and any extensions, modifications, renewals, or replacements thereof.

             (dd) "Site Development Contractor" means such party who will serve as the subcontractor for the site development of the Land as contemplated under the Loan.

             (ee) "Site Development Contract" means the contract between Borrower and Site Development Contractor for the site development of the Land per the site development Plans and specifications.

             (ff) "Site Plan" means collectively the site plans for the Project as set forth on EXHIBIT "E" attached hereto.

             (gg) "Title Policy" means the mortgagee title policy meeting the requirements of this Loan Agreement.

             (hh) "Unit" means a portion of the Land suitable for the construction of single residential dwelling units, and designated or depicted as such on the site plans submitted to Bank by Borrower.

             (ii) "Unit Release Price" shall mean the partial release price for each Unit as set forth on EXHIBIT "B" attached hereto and incorporated herein.

             (jj) "Use of Proceeds" means the description of the permitted use of the Loan proceeds under the Note as set forth on EXHIBIT "A-1", EXHIBIT "A-2" AND EXHIBIT "A-3" attached hereto and incorporated by reference herein.

         Capitalized terms not defined in this Loan Agreement shall have the meanings ascribed to them in the Mortgage.


                                   ARTICLE II

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                                    THE LOAN

         2.1 LOAN TERMS. Subject to the terms and conditions of this Loan Agreement, Bank will lend and Borrower will borrow the principal sum of EIGHT MILLION SEVEN HUNDRED THIRTY SEVEN THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($ 8,737,500.00), which borrowing shall be evidenced by the Note. Also, all of the terms, definitions, conditions, and covenants of the Note, the Guaranty, the Mortgage, and any other documents executed in connection therewith or pursuant thereto are expressly made a part of this Loan Agreement by reference in the same manner and with the same effect as if set forth herein at length and shall have the meaning set forth in such instruments unless otherwise defined herein.

         2.2 NOTE. Intentionally omitted.

         2.3 CONSTRUCTION LINE. Intentionally omitted.

         2.4 LOAN PURPOSE. The purpose of the Loan is to finance the acquisition of the Land as well as the completion of infrastructure development for the NASHER P.U.D. (P.U.D. Development") and the development of the Land into two (2) residential developments to be located on parcels (referred to as Parcel "D" and Parcel "F") of the Land. Parcel "F" is to be developed into one hundred fourteen
(114) developed single family lots, Parcel "D" is to be developed into three hundred fifty six (356) townhome lots in the approved projects known as "Egrets Way" and "Pelican Pointe" respectively, located in Pembroke Pines, Florida, which projects shall be hereinafter collectively referred to as the "Approved Project".

         2.5 LIMITATIONS ON USE OF NOTE PROCEEDS. Bank will disburse Note proceeds for the acquisition and development of the Land subject to the terms and conditions of this Loan Agreement and in accordance with the Use of Proceeds attached hereto as EXHIBIT "A-1", EXHIBIT "A-2" AND EXHIBIT "A-3".

             (a) Disbursements shall be made on the basis of the net amount due, not to exceed one hundred percent (100%) of cost (i) as shown on the application for payment from the General Contractor of work and materials in place, (ii) as substantiated by an independent engineer retained by Bank at Borrower's expense and (iii) as based on the budgeted costs provided by Borrower to Bank which have been reviewed and approved by such independent engineer, (iv) and in accordance with EXHIBIT "A-1", EXHIBIT "A-2" AND EXHIBIT "A-3" attached hereto.

         2.6 LIMITATIONS ON USE OF CONSTRUCTION LINE PROCEEDS. Intentionally omitted.

         2.7 LOAN MATURITY. The maturity date of the Note shall be September 1, 1999 with two (2) extension option of three (3) months each to be granted at the Borrower's request, at the sole and absolute discretion of the Bank and as more particularly set forth in such Note. On the Maturity Date of the Note, all sums outstanding under such notes shall be immediately due and payable, and the Bank's obligation to fund shall cease and terminate.


                                   ARTICLE III

                                  DISBURSEMENTS

         3.1 NOTE DISBURSEMENT - GENERAL PROVISIONS. Bank agrees that it will, from time to time, and so long as there shall exist no Default Condition or Default (which has not been cured within any applicable grace period), disburse Note proceeds for the purchase and development of the Land in the Approved Project subject to the terms and conditions of this Agreement.

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         3.2 GENERAL PROVISIONS. Bank agrees that it will, from time to time, and so long as there shall exist no Default Condition or Default (which has not been cured within any applicable grace period), but not more frequently than two
(2) times per month, disburse proceeds for the infrastructure construction in the Approved Project, subject to the terms and conditions of this Agreement.

         3.3 REQUEST FOR INITIAL FUNDING FOR DEVELOPMENT OF LAND UNDER THE NOTE When Borrower wishes to commence funding Land development Borrower shall submit a draw request, accompanied by all items required in Articles IV and V as conditions precedent, to the extent applicable. All supporting documentation shall be submitted no later than five (5) days prior to the requested date of the initial disbursement under each note. No disbursement by Bank shall constitute an approval or acceptance by Bank of any construction work or constitute a waiver by Bank of any conditions precedent to any future disbursements. Bank shall not be obligated to approve any disbursement for purposes other than those contemplated in this Agreement. The conditions set forth in Articles IV and V hereof must be satisfied before Bank will make the first advance or disbursement for the development of Land and the conditions set forth in Article VI hereof must be and remain satisfied before Bank will make each subsequent disbursement or advance.

         3.4 INTERIM DRAW REQUESTS. No later than five (5) days prior to each disbursement by Bank, Borrower must submit to Bank a Draw Request, which shall include or be accompanied by the requirements set out herein for draws.

         3.5 DISBURSEMENT AMOUNTS. Following receipt of a Draw Request and Bank's review and approval of supporting documentation, Bank shall determine the amount of the disbursement it will make in accordance with Bank's standard draw sheet, a copy of which is attached as EXHIBIT "A-1", EXHIBIT "A-2" AND EXHIBIT "A-3" provided no Default Condition or Default exists.

         3.6 EQUITY DISBURSEMENTS. If Bank at any time determines in its reasonable discretion that the Loan proceeds plus the amount of all equity investments made or scheduled to be made are not sufficient to fully complete the Improvements in accordance with the Plans and to pay all other sums due under the Loan Documents, then Bank shall have the option of requiring Borrower to deposit with Bank additional funds from some other source (or submit evidence to Bank of equity investments previously made) in amounts sufficient to cover the resulting deficit before Bank will disburse any additional Loan proceeds. Deposited funds shall be advanced as construction progresses in accordance with this Loan Agreement before any additional Loan disbursements are made.

         3.7 OPTION TO DISBURSE FUNDS TO ANY GUARANTOR AND/OR TO PAY CONTRACTORS. If a Default shall exist, at its option, Bank may, after so notifying Borrower, make Loan disbursements directly to any guarantor or obligor of the debt when such party shall be performing the obligations of Borrower hereunder or the General Contractor or any unpaid subcontractor, laborer or material supplier providing labor, services or materials in connection with the construction of the Improvements, and the execution of this Loan Agreement by Borrower shall, and hereby does, constitute an irrevocable direction and authorization to Bank to so disburse the funds. No further direction or authorization from Borrower shall be necessary to warrant such direct disbursements and all such disbursements shall be secured by the Security Documents as fully as if made to Borrower, regardless of the disposition thereof by the General Contractor, any subcontractor, laborer or material supplier so paid.


                                   ARTICLE IV

                         GENERAL PRE-CLOSING CONDITIONS

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         Bank's obligations to close the Loan shall be expressly conditioned upon satisfaction of the following conditions, or execution and/or delivery to Bank of the following items, all in form and substance reasonably satisfactory to Bank and Bank's counsel:

         4.1 NOTE. The original Note, properly executed, shall have been delivered to Bank.

         4.2 GUARANTY. The original Guaranty(s), properly executed, shall have been delivered to Bank.

         4.3 MORTGAGE. The Mortgage, which shall be a first lien on the Land and Improvements, shall have been properly executed in recordable form and delivered to Bank, subject to those matters reflected in the Title Policy.

         4.4 INDEMNITY. The Hazardous Substance Certificate and Indemnification Agreement, properly executed by Borrower and each Guarantor, shall have been delivered to Bank.

         4.5 FINANCING STATEMENTS. The Financing Statements on forms approved for filing in the appropriate state and local filing offices shall have been properly executed.

         4.6 TITLE POLICY. A standard ALTA mortgagee title policy insuring the lien of the Mortgage as a first priority lien encumbering the Land and Improvements from a company or from companies approved by Bank (including any reinsurance agreements required by Bank, together with direct access provisions in favor of Bank): (1) providing coverage for the full principal amount of the Loan, (2) providing a variable rate endorsement, if appropriate, the Form 9 Endorsement, the Survey Endorsement, and any other endorsements requested by Bank, (3) deleting all "standard" exceptions except taxes for the current year,
(4) insuring all appurtenant easements, (5) containing no bankruptcy or creditors' rights exceptions or exclusions; and (6) containing no title exceptions other than the Permitted Exceptions or the other exceptions approved by Bank.

         4.7 TITLE EXCEPTIONS. Copies of all documents creating exceptions to the Title Policy.

         4.8 SURVEY/RECORDED AND PRELIMINARY PLAT/APPROVED SITE PLAN. Three (3) copies of a recent survey of the Land prepared by a registered land surveyor acceptable to Bank and certified to Bank, the title insurance company, and Borrower. Such survey shall contain a certification as to the applicable flood zone (s) for the Land, and a certification that the survey was and in accordance with the Minimum Technical Standards for Surveys as set fourth in Chapter 21HH-6, Florida Administrative Code. In addition, a copy of the boundary plat for the Land and a copy of the site plan is required approved by all applicable governmental authorities. Notwithstanding the foregoing, the Bank will not unreasonably withhold its consent to the execution of the final plat and will join when requested by Borrower.

         4.9 FLOOD HAZARDS. Evidence as to whether or not the Land is located within an area identified as having "special flood hazards" as such term is used in the Federal Flood Disaster Protection Act of 1973.

         4.10 FLOOD HAZARD INSURANCE. If all or any part of the Improvements is or is to be located in an area having "special flood hazards", a flood insurance application or policy naming the Bank as mortgagee must be submitted to Bank at such time as it is commercially available. Satisfactory evidence of premium payments must also be provided.

         4.11 BUILDER'S RISK INSURANCE. A builder's risk insurance policy meeting the requirements set forth in the Mortgage.

         4.12 LIABILITY INSURANCE. Liability insurance meeting the requirements set forth in the Mortgage.

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         4.13 BORROWER'S ORGANIZATIONAL DOCUMENTS AND RESOLUTIONS. A certified copy, from the appropriate governmental body or corporate officer, of organizational documents of Borrower, and any partner of Borrower, as appropriate, certifying that Borrower and/or such partner (i) is duly organized, validly existing, and in good standing under the state of its existence, (ii) has the authority under such documents and laws to enter into the Loan as contemplated by the Loan Documents, and (iii) has made all appropriate filings, including without limitation, qualification to do business in the State of Florida, necessary to enter into the Loan and execute the Loan Documents. Additionally, Borrower shall provide (i) if appropriate, certified resolutions or other internal documents or writing of Borrower and such partner evidencing that Borrower and such partner have taken all requisite organizational action, and received all organizational approvals necessary to enter into the Loan and execute the Loan Documents, and (ii) such other documents or writings as Bank may request.

         4.14 GUARANTOR'S ORGANIZATIONAL DOCUMENTS AND RESOLUTIONS. Intentionally omitted.

         4.15 FICTITIOUS NAME CERTIFICATE. If Borrower utilizes or intends to utilize a fictitious name, a copy of the Fictitious Name Certificate of the Borrower issued by the Florida Secretary of State.

         4.16 ATTORNEY'S OPINION. The written opinions of counsel to Borrower and Guarantor, addressed to Bank, acceptable to Bank and Bank's counsel, as to those matters required by Bank. The attorney's opinion, with respect to the enforceability of remedies provided in any instrument may be made subject to or affected by, applicable bankruptcy, moratorium, reorganization, insolvency or similar laws from time to time in effect affecting the rights of creditors generally. As to matters of fact, such opinions may be qualified to the extent of the knowledge of such counsel based upon inquiry and reasonable investigation.

         4.17 RESTRICTIVE COVENANTS. A copy of the executed and recorded homeowners, documents, filed articles of incorporation for the homeowners, associations, executed by-laws for the associations, and any other related documents as Bank may request for the Approved Project.

         4.18 FINANCIAL STATEMENTS. The updated Borrower prepared financial statements certified to the Bank must be received by Bank within thirty (30) days of the Closing Date. With respect to the Guarantors, signed personal financial statements on Bank forms shall be required prior to the Closing Date. All statements must include income and contingent liability information.

         4.19 OMPLIANCE WITH LAWS AND MATTERS OF RECORD. Satisfactory documentary evidence that the Land, and the intended uses of the Land are in compliance with all applicable laws, regulations and ordinances and private covenants, easements, and conditions of record. Such evidence is subject to approval by Bank and Bank's counsel and may include letters, licenses, permits, certificates and other correspondence from the appropriate Governmental Authorities, opinions of Borrower's counsel or other counsel, and opinions or certifications from the Architect, Engineer and the General Contractor. The laws, regulations and ordinances with which compliance should be evidenced include without limitation the following: health and environmental protection laws, laws related to or regulating water management districts, hazardous materials and substances and stormwater drainage, erosion control ordinances, tree and landscaping ordinances, building codes, land use requirements, threshold building consultant requirements, the Development of Regional Impact Statutes, doing business and/or licensing laws and zoning laws (the evidence submitted as to zoning should include the zoning designation made for the Land, the permitted uses of the Land under such zoning designation and zoning requirements as to parking, lot size, ingress, egress and building setbacks).

         4.20 TAXES. Evidence that the Land is, or will be, separately assessed for tax purposes and information as to tax parcel identification numbers, tax rates, estimated tax values and the identities of the taxing authorities. Also, Borrower shall submit proof that the taxes are paid current upon the Land.

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

         4.21 UTILITIES. Evidence of the availability and suitability of the water, sewer, telephone, electrical, and other utilities needed to properly service the Project in its intended use.

         4.22 PLANS AND SPECIFICATIONS. Two sets of the site development Plans which must have been approved in writing by Borrower and the General Contractor either by initialing same or by other written approval identifying all pages and dates, including revision dates. The Plans must include all site development (including storm drainage, utility lines, erosion control and landscaping) plans and specifications and must incorporate the recommendations in the soil testing report. Bank will engage its engineer to review such Plans to determine sufficiency of such under its guidelines.

         4.23 PERMITS. Borrower will provide a copy, certified by the Borrower to be a true and correct copy of the South Florida Water Management District Permit, if applicable.

         4.24 SOIL TESTS. A report as to soil borings made on the Land by a soil testing firm satisfactory to Bank. The number and location of such borings shall be in accordance with the recommendations of the soil testing firm and must also be satisfactory to Bank. The report shall include the recommendations of the soil testing firm as to the preparation of the soil needed in order to adequately support the Improvements, and shall be delivered to and approved by Bank within sixty (60) days of the date of this Agreement.

         4.25 ENVIRONMENTAL ASSESSMENT.

              (a) An environmental assessment of the Land and Improvements performed at Borrower's expense by a licensed engineer or other environmental consultant satisfactory to Bank stating that:

                  i. the Land is not located within any area designated as a hazardous substance site by any of the Governmental Authorities;
              and

                  ii. no hazardous or toxic wastes or other materials or
              substances regulated, controlled, or prohibited by any federal, state, or local environmental laws, including but not limited to asbestos, are located on the Land or Improvements; and

                  iii. the Land has not been cited or investigated in the past for any violation of any such laws, regulations, or ordinances.

              (b) If the environmental assessment shall reveal any condition unacceptable to Bank, same shall constitute a Default hereunder and in addition to all remedies available to Bank, Bank shall be relieved of any obligation under the Commitment. If the environmental assessment recommends, or if Bank so requests, in its sole and absolute discretion, a Phase II audit, additional testing or remedial action, Borrower, at its sole cost and expense shall promptly conduct such additional audits and testing and/or complete such remedial action. Bank may require the Borrower to provide evidence that all necessary actions have been taken to remove any hazardous substance contamination and/or to restore the site to a condition acceptable to Bank and state and federal governmental agencies.

         4.26 TAXPAYER IDENTIFICATION NUMBER. Borrower's federal taxpayer identification number.

         4.27 BORROWER'S AFFIDAVIT. An affidavit of Borrower regarding the absence of any other parties in possession of the Land, stating that a notice of commencement has not been filed with respect to the Property, the non-commencement of construction of Improvements , and such other matters as may be requested by Bank.

         4.28 COMMITMENT FEE. The balance of the non-refundable commitment fee in the total amount of THIRTY FIVE THOUSAND NINE HUNDRED SIXTY AND NO/100 DOLLARS ($35,960.00), which was earned upon acceptance of the Commitment and the reserving of sufficient funds by Bank from which to make Loan disbursements, and is due and payable whether or not any disbursements are made hereunder.

         4.29 APPRAISAL. Bank shall have received a narrative appraisal certified to the Bank for the Land and site development improvements prepared by an appraiser acceptable to Bank.

         4.30 COMPREHENSIVE PLAN. Documentary evidence, satisfactory to Bank and its counsel, that Borrower's development proposal for the Project and the construction of the Improvements are consistent with concurrency requirements and other applicable provisions of the local comprehensive plan and local land development regulations, as defined and required by the Local Government Comprehensive Planning and Land Development Regulation Act, Florida Statutes.
Section 163.3161, et seq.

         4.31 FACILITIES FOR HANDICAPPED. Subsequent to the Closing Date but not later than the commencement of the construction of the sales center or the clubhouse, as applicable, Bank shall have received and approved evidence, satisfactory to Bank, that the Plans and specifications do, and the Improvements, when constructed, will comply to the extent applicable with all legal requirements regarding access and facilities for handicapped or disabled persons, including, without limitation, and to the extent applicable, Part V of the Florida Building Construction Standards Act entitled "Accessibility by Handicapped Persons", Chapter 553, Fla Stat.; the Federal Architectural Barriers Act of 1988 (42 U.S.C. ss.4151, et. seq.), The Fair Housing Amendment Act of 1988 (42 U.S.C. ss.3601, et. seq), The Americans With Disabilities Act Of 1990 (42 U.S.C. ss.12101 et. seq.), and The Rehabilitation Act of 1973 (29 U.S.C. ss.794).

         4.32 CONTRACTS. A copy of the executed contract for the purchase of the Land by the Borrower, if applicable.

         4.33 SUBORDINATION AGREEMENTS. Borrower will provide a fully executed original Loan Subordination Agreement, which document shall be recorded in the Public Records of Broward County, evidencing the subordination of Amresco Funding Corporation, a Delaware corporation's interest, as evidenced by that certain Mortgage, Assignment of Rents, and Security Agreement, dated March 29, 1996, and recorded April 3, 1996 in Official Records Book 24694 at Page 0744, of the Public Records of Broward County, Florida (the "Amresco Third Mortgage") and that certain Contingent Mortgage, Assignment of Rents and Security Agreement, dated March 29, 1996 and recorded April 3, 1996, in Official Records Book 24694 at Page 0787, of the Public Records of Broward County, Florida, (the "Amresco Fourth Mortgage") to the Bank's Mortgage.

         4.34 MISCELLANEOUS. All other Loan Documents or items that are customarily provided in loan transactions of this type and all other loan documents or items set forth in the Commitment.


                                    ARTICLE V

                 CONDITIONS PRECEDENT TO FIRST SITE DEVELOPMENT

         5.1 NOTE DISBURSEMENTS. Under the Note, Bank shall not be obligated to make the first Loan disbursement for the. development of the Land until all of the following conditions have been satisfied by proper evidence, execution and/or delivery to Bank of the following items, all in form and substance reasonably satisfactory to Bank and Bank's counsel:

              (a) There shall be no Loan Default or Default Condition.

              (b) he Land shall be free and clear of all liens and encumbrances except for Bank's Mortgage and the Permitted Exceptions, the Amresco Third Mortgage and the Amresco Fourth Mortgage.

              (c) All conditions precedent as set forth in Article IV shall have been satisfied.

              (d) Bank shall have received and approved Borrower's Draw Request.

              (e) There shall not be any construction with respect to the Land and no materials shall have been provided to the Land, which have not been paid for by Borrower to the party providing same, and which have been disclosed to Bank.

              (f) Bank shall have received a copy certified by Borrower of all applicable permits with respect to that draw including, without limitation, excavation permits, tree removal permits, land development permits, dredge and fill permits, stormwater discharge permits (federal and state), and any other permits required for completion of the site development of that portion of the Land for which the Loan Disbursement is being requested.

              (g) Borrower shall have paid to Bank the fees incurred by Bank for property inspections in connection with draw requests.

              (h) CONSTRUCTION DOCUMENTS. A copy of the Construction Documents with respect to site development work and copies of all other executed contracts as may be required by Bank.

              (i) CONTRACTOR'S CONTRACT. Copies of the contracts signed by the Borrower and Contractor for construction services.

              (j) SITE DEVELOPMENT CONTRACTOR'S CONTRACT. Copies of the contracts signed by the Borrower and Site Development Contractor for construction services.

              (k) ENGINEER'S CONTRACT. Copies of the contracts signed by the Borrower and Engineer for engineering services.

              (l) CONSENTS OF GENERAL CONTRACTOR, ENGINEER AND SITE DEVELOPMENT CONTRACTOR. Consents from the General Contractor, Engineer and Site Development Contractor to Borrower's assignments to Bank of Borrower's interests in the contract with each of them, respectively. In furtherance of the assignment granted herein, Borrower shall cause all contract parties to acknowledge this assignment to Bank and agree to continue such contract on the same terms as presently exist if Bank shall succeed to the interest of Borrower thereunder and if so requested by Bank.

         5.2 CONSTRUCTION LINE DISBURSEMENTS. Intentionally omitted.

                                   ARTICLE VI

                      CONDITIONS PRECEDENT TO DISBURSEMENTS
                        FOLLOWING THE FIRST DISBURSEMENT

         6.1 GENERAL PERIODIC DISBURSEMENTS UNDER THE NOTE. Bank shall not be obligated to make any Loan disbursements after the first disbursement provided for in Article V under the Note until all of the following conditions have been and remain satisfied as of the date of each such disbursement:

              (a) All of the conditions stated in Article III hereof, including, without limitation submission of a Draw Request.

              (b) A request for payment signed by Borrower setting forth a detailed breakdown of the disbursement requested in a format acceptable to Bank.

              (c) Construction of the Improvements for which such Draw Request has been made has been performed in accordance with the Plans, the Construction Schedule, and all terms and conditions hereunder.

              (d) The Title Policy insurer shall have issued to the Bank an ALTA Construction Endorsement Form to the Title Policy updating the Policy and listing any additional subordinate matters or certifying that no lien or other interest shall have attached to the Project other than the interest of Bank pursuant to the lien of the Security Documents, whether superior or subordinate to such lien, except taxes for the current year and other matters acceptable to Bank, and there are no liens which may take priority over the disbursement to be made and there are no survey exceptions not theretofore approved by Bank in writing.

              (e) At the time of each disbursement: (i) Bank is reasonably satisfied with the progress of construction; (ii) in Bank's reasonable opinion, the equity requirements set out in Section 2.5 and 3.6 are satisfied; and (iii) no Default Condition or Default exists under the Loan Documents.

              (f) Bank shall have received Bank's Construction Inspector's approval to the Borrower's requisition for any hard costs.

              (g) Bank shall have received copies of all notarized partial release lien waiver forms executed by each appropriate subcontractor, supplier and/or materialman which have filed a Notice to Owner.

              (h) An Owner's Affidavit from Borrower certifying that the funds disbursed to date by Bank have been paid to the appropriate parties.

              (i) No litigation, arbitration or other proceeding shall have been commenced against Borrower or the General Contractor, which in Bank's judgment, materially impairs, or is likely to materially impair the Borrower's or the General Contractor's ability to complete the Project.

              (j) As and when reasonably requested by Bank, a recertification of the Survey reflecting all changes in the physical conditions of the Land and Improvements subsequent to the date of the last certification of the Survey. Each such recertification shall show all construction work in place.

              (k) Bank, based on the advice of its Construction Inspector, must believe in its reasonable opinion that construction can be completed within the time frame set forth in the Bank's Engineer's Report.

              (1) There shall not have been any destruction or casualty to the Improvements not covered by insurance.

              (m) If the Draw Request requires an amendment to the Use of Proceeds or reallocation of hard cost items which would require contractor and lienor notice under ss.713.347(2), Fla. Stat., written notice from owner to the Contractor and all required lienors, in compliance with ss.713.347,(2) Fla. Stat., and countersigned by the Contractor and any lienors who have provided notices to owner.

              (n) Retainage: Bank has the right to retainage in the amount of three percent (3.0%) of the portion of the site development loan relating to completion of infrastructure development for the NASHER P.U.D. and six percent (6.0%) of the portion of the site development loan relating to infrastructure development of Parcel "D" and Parcel "F". Amounts so retained will be disbursed with the final draw for the Site Development Contractor upon Borrower's compliance, in addition to the requirement applicable to all other disbursements, with the applicable requirements for a final draw herein.

         6.2 CONSTRUCTION LINE PERIODIC DISBURSEMENTS. Intentionally omitted.

         6.3 REQUIREMENTS FOR DISBURSEMENT AT COMPLETION. Bank shall not be obligated to make the final disbursement for the site development until all the following additional conditions have been satisfied:

              (a) The site development improvements in their entirety have been commenced have been substantially completed and are substantially in accordance with the Plans, and certificates as to such Completion have been issued in satisfactory form to Bank by the Engineer and the General Contractor, including, without limitation, Architect's Certificate of Completion together with AIA G704 Certificate of Substantial Completion, Contractor's Certificate of Completion together with the AIA G704 Certificate of Substantial Completion and, if applicable, the Engineer's Certificate of Completion, and certificates as to occupancy and use have been issued by the appropriate Governmental Authorities (and copies provided to Bank).

              (b) Bank has received two sets of detailed as-built plans and specifications approved and identified as such in writing by Borrower, the Architect/Engineer and the General Contractor. The two sets must include plans and specifications for all site development (including without limitation, storm drainage utility lines and landscaping) work, as applicable.

              (c) Bank has received final lien waivers and releases from the General Contractor and all general contractors, subcontractors, subcontractors, suppliers, laborers, and materialmen certifying that they and all parties in privity with them have been paid in full and waiving their lien rights against the Project.

              (d) Bank has received an inspection report performed by this Construction Inspector in substance satisfactory to Bank and Construction Inspector's written approval of the final Draw Request.


                                   ARTICLE VII

                     THE BORROWER'S CONVENTS AND AGREEMENTS

         7.1 PAYMENT AND PERFORMANCE. Borrower will pay when due or within any applicable grace period all sums owing to Bank under the Note, this Loan Agreement, the Mortgage and the other Loan Documents, and perform all obligations as outlined or referenced therein.

         7.2 FURTHER ASSURANCES. On demand by Bank, Borrower will do any act and execute any additional documents reasonably required by Bank to secure the Loan, to confirm or perfect the lien of the Security Documents, including, but not limited to, additional financing statements or continuation statements, new or replacement notes and/or Security Documents and agreements supplementing, extending or otherwise modifying the Loan Documents, certificates as to the amounts of the indebtedness evidenced by the Note from time to time, and certificates that Borrower knows of no defaults by or defenses or set-offs against Bank as long as such certificate represents the true statement of Borrower.

         7.3 CONSTRUCTION. The Borrower will: (a) continue conscientiously the construction of the Improvements; (b) not discontinue or permit the discontinuance of work on the Improvements for longer than fifteen

(15) consecutive days, (c) in any event, complete the Improvements, including installation of any required items of personalty in substantial compliance with the Plans, free and clear of liens or claims of liens for material supplied or for labor or services performed in connection with the construction of the Improvements; and (d) not file, prior to the recording of the Mortgage, a Notice of Commencement for the Approved Project. Notwithstanding the foregoing, any delays in the event of unavailability of materials at reasonable cost, strikes, other labor problems, governmental order, acts of God or other events which would support a defense based upon impossibility of performance for reasons beyond the control of Borrower shall not be a breach of Borrower's responsibilities under this Section VII.

         7.4 PAYMENT OF CONTRACTORS. Borrower covenants to advise Bank immediately, and in writing if Borrower receives any claim of lien in connection with any services, labor or materials furnished in connection with the construction of Units, and to remove such liens within thirty (30) days of the date of filing. Borrower shall comply with the Construction Contract Prompt Payment Law contained in the Florida Construction Lien Law, Chapter 713, Fla. Stat. Notwithstanding the foregoing, Borrower shall not be in Default under this paragraph if the number and amount of such liens are under the amounts set forth in Section 9.1(g).

         7.5 FEES AND EXPENSES. Whether or not the Loan is made or all Loan proceeds disbursed hereunder, Borrower agrees to pay all expenses incurred by Bank, or by Borrower in order to meet Bank's requirements, in connection with the Loan, including without limitation, commitment and renewal fees or deposits to Bank, fees for appraisal, environmental assessment, reappraisal, survey, recording, title insurance, builder's risk and other insurance premiums, brokerage commissions and claims of brokerage, property taxes, intangible taxes, documentary stamp taxes, architect's fees, engineer's fees, inspection fees, the General Contractor's fees, and such legal fees and costs incurred by Bank in connection with the making and administration of the Loan, the enforcement, of Bank's rights under the Loan Documents, arbitration, the renewal, modification, or extension of the Loan, or in connection with litigation or threatened litigation by a third party which arises because Bank made the Loan. Any such amounts paid by Bank shall constitute part of the indebtedness which is secured by the Security Documents, and shall be due and payable upon demand.

         7.6 INSURANCE. Borrower covenants to maintain insurance, as required herein and in the Mortgage.

         7.7 TAXES AND INSURANCE. Upon the request of Bank, Borrower shall submit to Bank such receipts and other statements which shall evidence, to the satisfaction of Bank, that all taxes (by April 30th of each year), assessments and insurance premiums have been paid in full.

         7.8 TITLE POLICY. When requested by Bank during the Loan term, Borrower shall provide an endorsement to the Title Policy certifying that (a) real estate taxes due through such date have been paid; (b) no additional restrictions or encumbrances are of record which have not been approved by Bank; and (c) no liens or lis pendens have been filed against the Land or the Improvements. In the event that periodic title endorsements are not required to be issued in connection with the title insurance, Borrower agrees to cause title endorsements to be issued as reasonably required by Bank. When requested, after the final disbursement of Loan proceeds, Borrower will provide Bank with an endorsement to the Title Policy insuring the principal balance of the Loan and containing no exceptions not approved by Bank.

         7.9 ADDITIONAL CONSTRUCTION. Intentionally omitted.

         7.10 SALES REPORTS. Within ten (10) days after the end of each month Borrower shall deliver to Bank a Sales Report covering that month such Sales Report shall include, among other things as may be required by Bank, a cumulative summary of the number of Units sold, closed and under construction as well as the number of Spec and Model Units in each Transeastern Properties, Inc., a Florida corporation project.

         7.11 INSPECTION. Borrower will permit Bank and its authorized agents to enter upon the Project during normal working hours and as often as Bank desires, for the purpose of inspecting the construction of the Improvements. When requested, Borrower will furnish to Bank detailed plans, shop drawings and specifications which relate to the Improvements. Failure of Bank or its authorized agents to discover deficiencies in or to reject materials or workmanship incorporated or provided to the Improvements shall not make Bank or its agent liable to Borrower or to any other person on account of such failure, nor shall any prior failure constitute a waiver of Bank's right to subsequently reject any such workmanship or materials. Borrower specifically acknowledges that all inspections undertaken by Bank or its agent shall be for the sole benefit of Bank and not for Borrower, any Guarantor, or any third party.

         7.12 FOUNDATION AND OTHER SURVEYS. With respect to construction under the Note, Borrower will promptly submit to Bank for its approval surveys as requested by Bank prepared by a registered land surveyor and consistent with the requirements of Section 4.8 above. In connection therewith, the surveyor shall submit a certification as to the compliance of the Improvements, as then constructed, with all applicable laws, ordinances, and regulations, including without limitation, zoning laws, environmental regulations, and other relevant restrictions. In addition to the surveys specifically required by this Agreement, Borrower shall provide Bank during construction with such additional surveys as requested by Bank.

         7.13 SOIL AND OTHER TESTS. A report as to the compaction or other soil tests made on the Land by a soil testing firm shall also be submitted to Bank when so requested in accordance with the requirements of paragraph 4.24 above. The number and locations of such soil tests shall be in accordance with the recommendations of the soil testing firm. Borrower shall promptly submit to Bank copies of reports of all other physical tests made on the Land, the Improvements or the materials to be incorporated into the Improvements and shall, at Borrower's expense, cause to be made such additional tests from time to time as Bank may reasonably require.

         7.14 USE OF LOAN FUNDS. Borrower shall use all Loan proceeds disbursed to Borrower solely in payment of costs incurred in connection with acquiring, developing and constructing the Project, in accordance Use of Proceeds attached hereto as EXHIBITS "A-1" AND "A-2".

         7.15 AVAILABILITY OF UTILITIES. All utility services necessary for the construction of the Improvements and the operation thereof for their intended purposes are presently available or will be available when needed through presently existing public or unencumbered private easements or rights-of-ways in accordance with validly executed and enforceable utility service agreements between Borrower and the provider of each of such services (the "Utility Service Agreements") (which would inure to the benefit of Bank in the event of the foreclosure of the Mortgage) at the boundaries of the Land, including but not limited to, water, storm and sanitary sewer, gas, electric and telephone facilities, and all such utilities are non-interruptible. Borrower shall also provide Bank with copies of all Utility Service Agreements.

         7.16 HAZARDOUS SUBSTANCES. Borrower affirms and incorporates by reference the representations, warranties, terms, conditions, and indemnities contained in that certain Hazardous Substance Certificate and Indemnification Agreement of even date herewith.

                  At any time deemed necessary by Bank, in its sole and absolute discretion, Bank may, at its election, obtain one or more environmental assessments of the Land prepared by a geohydrologist, an independent engineer, or other qualified consultant or expert approved by Bank evaluating or confirming (i) whether any Hazardous Substances as defined in other Loan Documents are present in the soil or water at the Land and (ii) whether the use and operation of the Land complies with all applicable Environmental Laws relating to air quality, environmental control, release of oil, hazardous materials, hazardous wastes and hazardous substances, and any and all other applicable environmental laws. Environmental assessments may include detailed visual inspections of the Land including, without limitation, any and all storage areas, storage tanks, drains, dry wells, and leaching areas, and the taking of soil samples, surface water samples, and ground water samples, as well as such other investigations or analyses as are necessary. or appropriate for a complete determination of the compliance of the Land and the use and operation thereof with all applicable Environmental Laws. Such environmental assessments shall be at the sole cost and expense of Borrower. In the event that it is determined that additional tests and/or remediation are necessary as a result of the aforesaid assessments, or in the event such additional testing or remediation is recommended by the aforesaid assessments, the Borrower agrees to immediately perform the tests or undertake the remediation as recommended. In the event contamination or other environmental problem is found on the Property, the Borrower shall be in Default hereunder after a thirty (30) day cure period.

         7.17 CAPITAL ADEQUACY. If at any time after the date hereof, and from time to time, Bank determines that the adoption or modification of any applicable law, rule or regulation regarding taxation, Bank's required levels of reserves, deposits, insurance, or capital (including any allocation of capital requirements or conditions), or similar requirements, or any interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation, administration, or compliance of Bank with any of such requirements, has or would have the effect of (i) increasing Bank's costs relating to the obligation hereunder, or (ii) reducing the yield or rate of return of Bank on the obligation hereunder, to a level below that which Bank could have achieved but for the adoption or modification of any such requirements, Borrower shall, within fifteen (15) days of any request by Bank, pay to Bank such additional amounts as (in Bank's sole judgment, after good faith and reasonable computation) will compensate Bank for such increase in costs or reduction in yield or rate or return of Bank. No failure by Bank to demand immediate payment of any additional amounts payable hereunder shall constitute a waiver of Bank's right to demand payment of such amounts at any subsequent time. Nothing herein contained shall be construed or so operate as to require Borrower to pay any interest, fees, costs, or charges greater than is permitted by applicable law.

         7.18 INDEMNIFICATIONS. The Borrower and the Guarantor shall indemnify and hold Bank and its directors, officers, agents, employees, and attorneys harmless from all liability, loss, expense or damage of any kind or nature, including, without limitation, any suits, proceedings, claims, demands, or damages (including attorneys' fees and costs paid or incurred in connection therewith at both trial and appellate levels), incurred or arising by reason of:

              (a) The Commitment or the making of the Loan (except for liability, loss, expense or damage arising from the willful misconduct or gross negligence of Bank);

              (b) Any claim or action for the payment of any brokerage commissions or fees which may be claimed to be payable in connection with the Commitment; and

              (c) The past, present or future handling, storage, transportation, or disposal of hazardous substances upon the Land. Notwithstanding the foregoing, Borrower's and Guarantor's indemnity shall be limited to the extent provided in the Hazardous Substance Certificate and Indemnification Agreement executed by such parties as of the Closing Date.

         These indemnifications shall survive the full payment and performance of the obligations of the Borrower under the Loan documents except as set forth above and in the Hazardous Substance Certificate and Indemnification Agreement.

         7.19 FINANCIAL STATEMENTS. Borrower and each Guarantor shall submit annual and interim financial statements as set forth below and when so requested by Bank. Such statements shall include, at a minimum: a balance sheet; an income and expense statement; a statement showing contingent liabilities; and any supporting schedules or documentation which Bank may require. Each unaudited statement must contain a certification to Bank of the statement's accuracy and completeness signed by an authorized officer or the individual, as applicable. Annual statements of business entities (including corporations and partnerships) shall be audited by a certified public accountant reasonably acceptable to Bank and shall be submitted no later than one hundred twenty (120) days after fiscal year end. Interim statements shall be submitted within forty five (45) days of each quarter end certified to Bank by the financial officer of Borrower. Guarantor's personal financial statement shall be submitted to Bank prepared on Bank's approved form within one hundred twenty (120) days of each calendar year end. Borrower and Guarantor shall provide Bank with annual tax returns within thirty (30) days of filing.

         7.20 APPRAISALS. Bank must order, at Borrower's expense, and receive a narrative discounted appraisal for the Land by an appraiser acceptable to Bank prior to the Closing Date. In addition to the appraisals required by Bank prior to closing of the Loan, updated appraisals shall be prepared at Borrower's expense when requested by Bank not more than annually. Such appraisals shall be prepared in accordance with written instructions from Bank and by a professional appraiser selected and engaged by Bank. Borrower shall cooperate fully with the appraisal process and shall allow the appraisers reasonable access to the Project.

         7.21 LEASES AFFECTING APPROVED PROJECT. Borrower shall not, without the express prior written consent of Bank, enter into any lease affecting the Approved Project or any part thereof.

         7.22 ASSIGNMENT OF CONTRACTS. As additional security for the Loan and for the performance by Borrower of all of its obligations hereunder, Borrower hereby assigns to Bank all of Borrower's interest in any and all contracts, agreements, permits, licenses, approvals, or other documents or writings relating to the construction, leasing, management or operation of the Improvements, including but not limited to the Construction Documents, the architect's contract, the engineer's contract, site development contractor's and the Plans. This assignment shall not, however, be deemed to impose upon Bank any of Borrower's obligations under any such contract. Incident to the assignment of the Construction Documents, the architect's contract, site development contractor's contract, the engineer's contract, and the Plans, Borrower will fulfill the obligations of Borrower thereunder, enforce the performance thereof and give immediate notice to Bank of any default by the architect, site development contractor, the engineer, or the General Contractor thereunder. Further, Borrower will not, without the prior written consent of Bank (i) materially modify, or amend the terms of the architect's contract, the Plans, engineer's contract, site development contractor's contract or the Construction Documents; or (ii) waive or release the performance of any material obligation to be performed by the architect, the engineer, site development contractor or the General Contractor thereunder.

         7.23 SUBORDINATE FINANCING. Borrower shall not permit there to exist nor shall Borrower obtain any subordinate or secondary financing of the Land or any other property granted as security for the Loan, except for that certain loan in favor of Amresco Funding Corporation, a Delaware corporation, which loan is secured by that certain mortgage dated March 29, 1996 and recorded in Official Records Book 24694 at Page 0744 of the Public Records of Broward County, Florida and that certain contingent return mortgage dated March 29, 1996 and received in Official Records Book 24694 at Page 0787 of the Public Records of Broward County, Florida, both of which have been voluntarily subordinated to Bank's mortgages.

         7.24 TRANSFER OF PROPERTY OF BORROWER. The Borrower shall not permit any change in its ownership (or the ownership of its general partners, if applicable), its corporate or trade name, the nature and operation of its business or the nature and character of the Borrower or the Approved Project, nor shall the Borrower sell, assign, transfer, hypothecate or dispose of all or any portion of the Land, Improvements, or the Approved Project, except to bonafide purchasers of individual lots under Firm Contracts and as may be permitted hereby, without the prior written consent of Bank, which consent shall be withheld or granted in Bank's sole and absolute discretion.

         7.25 PARTIAL RELEASES OF PROPERTY. Provided the Borrower is not then in Default hereunder, under the Note, the Mortgage or any other Loan Document, Bank will provide partial releases in respect of its interest under the Mortgage and other Loan Documents upon the terms and conditions set out in Exhibit "B" attached. Payments made for releases shall be applied by Bank against the outstanding principal of the Loan unless the release payment is calculated to take into account allocable interest or other constituent costs or accruals, in which event Bank may apply the release payment in accordance with such calculations. Borrower agrees to reimburse Bank for all out-of-pocket fees and costs, as set forth in Exhibits "B-1" and "B-2" hereto in connection with the granting of such partial releases and shall provide Bank with any and all information requested by Bank with respect to the Unit to be released.

              Notwithstanding anything contained herein to the contrary, if Borrower applies for the partial release of a lot from the lien of the Mortgage and other Loan Documents and there is not then any outstanding principal balance under the Note, but there are outstanding letters of credit (either drawn or undrawn upon) issued by Bank on Borrower's behalf which are secured by the Mortgage (the "Secured Letters of Credit"), the Lot Release Price (computed in a redefined manner as follows: that certain amount derived by dividing the sum of all remaining outstanding letters of credit by the number of remaining developed lots encumbered by the Mortgage) shall nevertheless be due and payable as a precondition to Bank's obligation to grant a partial release or permit the commencement of a Unit on a particular lot, as applicable, and the Lot Release Prices paid for partial releases in this situation (collectively, the "Partial Release Funds") shall be placed by Bank in an account in Borrower's name, which account shall be pledged by Borrower to Bank as additional collateral for the Loan and the indebtedness of Borrower to Bank arising out of the Secured Letters of Credit. Borrower shall have no rights to make withdrawals or otherwise receive disbursements from the pledged account. Borrower agrees to execute any and all documents required by Bank to evidence the pledge of the Partial Release Funds. If the Secured Letters of Credit are drawn, or if Borrower Defaults under the Loan Documents, Bank may, in its sole and absolute discretion, and in addition to any and all of its available rights and remedies under the Loan Documents, the documents evidencing the Secured Letters of Credit, or otherwise, apply the Partial Release Funds to reimburse Bank for any drawings made under the Secured Letters of Credit and to any then outstanding balance under the Loan. If said Secured Letters of Credit are reduced or released, the pledged account will be reduced or released as well and shall be returned to Borrower.

              Notwithstanding any provision herein to the contrary, if Bank at its sole discretion has agreed to issue letters of credit for the performance of site development work contemplated in this Agreement, sufficient availability for funding such scope of work must exist under the Use of Proceeds for which the letter of credit is being requested.

         7.26 DISCLOSURE OF CONTRACTS AND NOTE. Borrower shall disclose to Bank upon demand, the names of all persons with whom Borrower has contracted or intends to contract for any construction or for the furnishing of labor or materials therefor, and when required by Bank obtain the approval by Bank of all such persons. Borrower shall upon Bank's request, at all times during the construction period of any Improvements, provide to the Bank, within ten (10) days of the Borrower's receipt thereof, copies of all notices to owner, claims of lien, and demands for sworn statement of account, issued by any party, whether pursuant to any notice of commencement or otherwise, in connection with the Approved Project or the Land.

         7.27 CONSTRUCTION LIEN LAW NOTIFICATION REQUIREMENTS. Borrower hereby authorizes Bank to provide written notices to Contractor and lienors providing notices to owner pursuant to ss.713.3471 (1)(a), Fla. Stat., and ss.713.3471
(2)(b), Fla. Stat., to the extent such notices are required by law. Borrower hereby releases Bank and waives all claims it may have against Bank for damages Borrower may incur as a result of Bank's failure to deliver said notices. Borrower hereby agrees to provide all required notices to the Contractor and all lienors providing notices to owner in compliance with ss.713.3471(2)(a), Fla. Stat., in a timely fashion.

         7.28 AMENDMENTS TO COST BREAKDOWN. If Borrower amends the Cost Breakdown or reallocate items in the Cost Breakdown such that written notice to the Contractor and lienors serving notices to owner would be required under ss.713.3471(2)(a), Fla. Stat., (1992), Borrower agrees to provide written notice to the Contractor and all required lienors in compliance with ss.713.3471
(2)(a), Fla. Stat., Bank shall not be obligated to make any disbursements of Loan proceeds until Borrower has provided Bank with copies of any required notices to the Contractor and required lienors in compliance with ss.713.3471
(2)(a), Fla. Stat., together with evidence that such notices have been countersigned by the Contractor and all lienors who are required to receive the notice under ss.713.3471 (2)(a), Fla. Stat., thereby confirming receipt thereof.

         7.29 AMENDMENT TO THE USE OF PROCEEDS. With the written authorization of Borrower or Borrower's authorized representative only, as evidenced by Borrower's Draw Request, Bank may amend the Use of Proceeds or reallocate funds designated for specific line items to other line items. ________ Such amendment may be evidenced by Borrower's Draw Request or by an Amended Use of Proceeds Schedule and may be made without the consent of the Guarantors. Bank shall not be permitted to reallocate items in the Use of Proceeds without the Borrower's or Borrower's authorized representatives prior written consent.

         7.30 LOAN FEES. Intentionally omitted.

         7.31 MINIMUM NOTE REPAYMENT SCHEDULE. Intentionally omitted.

         7.32 AMERICANS WITH DISABILITIES ACT. Borrower covenants and agrees that, during the term of the Loan, to the extent such Act is applicable, the Improvements and Approved Project will be in full compliance with the Americans with Disabilities Act ("ADA") of July 26, 1990, 42 U.S.C Section 12191, et. seq.) as amended from time to time, and the regulations promulgated pursuant thereto. Borrower shall be solely responsible for all ADA compliance costs, including without limitation, attorneys' fees and litigation costs, solely relating to such period in which Borrower is the owner of the Land which responsibility shall survive the repayment of the Loan and foreclosure of the Land and Improvements.

         7.33 REGULATION "Z". The Loan is exempt from the provisions of the Federal Consumers Credit Protection Act (Truth-in-Lending Act) and Regulation "Z" of the Board of Governors of the Federal Reserve System, because Borrower is a person fully excluded therefrom, and/or because the Loan is only for business or commercial purposes of Borrower and the proceeds of the Loan are not being used for personal, household, family or agricultural purposes.

         7.34 FINANCIAL COVENANTS. Borrower shall at all times be prohibited from incurring or providing A guaranty for any additional debt, except trade accounts payable in the ordinary course of business relative to the Approved Project, or form pledging its assets to secure or guarantee any debt other than that of the Borrower.

         7.35 SUBORDINATION OF SHAREHOLDER LOANS. Borrower hereby subordinates, to the prior payment to Bank of all sums owing under the Loan, any and all loans, advances, and indebtedness owing from Borrower to shareholders of Borrower from time to time, whether or not evidenced by promissory notes. Borrower may make payments of principal and interest for any loan owing to its shareholders until the Loan is paid in full so long as no Default exists under the Loan.


                                  ARTICLE VIII

                         REPRESENTATIONS AND WARRANTIES

         8.1 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Bank that:

              (a) REPRESENTATIONS AND WARRANTIES IN MORTGAGE AND GUARANTY. All of the representations and warranties contained in the Mortgage and Guaranty are true and correct and are incorporated herein by reference as if set out in full.

              (b) OTHER FINANCING. The Borrower has not (i) received any other financing for the acquisition of or development and construction on the Land existing as of the date hereof for which a lien equal to or superior to Bank's mortgage could be successfully asserted, or (ii) received any other financing for the construction of the Improvements.

              (c) PLANS. The Plans have been or will be prior to use approved by the Borrower, the Guarantor, and each appropriate Governmental Authority.

              (d) GOVERNMENTAL REQUIREMENTS AND OTHER REQUIREMENTS. Borrower will cause the Land to be developed and the Units to be constructed in accordance with the Plans submitted to and approved by Bank, and when so constructed the Land and the Units do and shall comply with all covenants, conditions and restrictions affecting the Land or any portion thereof, and do and shall comply with all Governmental Requirements.

              (e) USE OF THE APPROVED PROJECT. There is no (i) plan, study or effort by any Governmental Authority or any nongovernmental person or agency which may adversely affect the current or planned use of the Approved Project, or (ii) to the best of Borrower's knowledge any intended or proposed Governmental Requirement (including, but not limited to, zoning changes) which may adversely affect the current or planned use of the Approved Project.

              (f) MORATORIUM. There is no moratorium or like governmental order or restriction now in effect with respect to the Approved Project and, to the best of Borrower's knowledge, no moratorium or similar ordinance or restriction is now contemplated.

              (g) PERMITS. All permits, approvals and consents of Governmental Authorities and public and private utilities having jurisdiction necessary in connection with the Approved Project have been or will be issued and are or will be in good standing.

              (h) CONDITION OF APPROVED PROJECT. No defect or condition of the Land or the solid or geology thereof exists which will impair the construction, use, or the operation of the Approved Project for its intended purpose.

              (i) LABOR AND MATERIALS. All labor and materials contracted for in connection with the construction of the Improvements shall be used and employed solely on the Land in said construction and only in accordance with the Plans.

              (j) SURVEYS. The Survey, the preliminary plat for the Land, and all plot plans and other documents heretofore furnished by the Borrower to Bank with respect to the Land and Improvements are accurate and complete as of their respective dates. There are no encroachments onto the Land and no improvements on the Land encroach onto any adjoining property.

              (k) CONSTRUCTION COSTS. The amount of the hard costs and soft costs are accurate, true and correct and are satisfactory to Borrower.

              (l) SALE OF SECURITIES. The Borrower has not instituted, caused to be instituted or been a party to and, to the best of Borrower's knowledge, there has not been any public offering with respect to the Land and Improvements, or either, within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934.

              (m) CONSTRUCTION LIEN LAW. At the time of Closing and at the time of the recording of the Mortgage, no work has been done on Improvements or on the Approved Project by the Borrower or anyone else acting for, or on behalf of the Borrower, and no materials have been placed on the Property by any materialmen or by anyone else. No Notice of Commencement has been recorded in the Public Records with respect to the Approved Project or the Land at the time of Closing. Borrower shall not permit the commencement of any excavation or construction work of any nature whatsoever, nor the delivery of any materials to the Approved Project or the Land, prior to the recordation and posting of a

         Notice of Commencement as hereinafter set forth. Borrower shall execute an appropriate Notice of Commencement and cause the same to be recorded in the public records of the county in which the Property is located in sequence after the recording of the Mortgage. Borrower shall post a certified copy of the Notice of Commencement on the Approved Project, in strict conformity with the Florida Construction Lien Law. If construction is commenced prior to the recordation and posting of the Notice of Commencement, or the Notice of Commencement is recorded prior to the Mortgage, Bank shall have the absolute right to cancel this Agreement and be immediately reimbursed by Borrower for all disbursements of loan proceeds, together with expenses and reasonable attorneys' fees incurred in, connection therewith. Construction shall commence within ninety (90) days after recordation of the Notice of Commencement. Construction shall proceed continuously in a workmanlike manner. Bank reserves the right to require Borrower to furnish an itemized cost breakdown for the Improvements to be constructed.

              (n) REPRESENTATIONS AND WARRANTIES IN OTHER LOAN DOCUMENTS. All of the representations and warranties contained in the other Loan Documents are true and correct.

         8.2 RELIANCE ON REPRESENTATIONS. The Borrower acknowledges that Bank has relied upon the Borrower's representations and is not charged with any knowledge contrary thereto that may be received by an examination of the public records wherein the Land is located or that may have been received by any officer, director, agent, employee or shareholder of Bank.

         8.3 CERTIFICATE REGARDING LOAN STATUS. Upon Bank's request, Borrower and Guarantors shall provide Bank with a written certification, certifying to such matters related to the Loan as Bank may request, including, but not limited to, a statement that Borrower and Guarantors are not in Default and that no Default Conditions have occurred.


                                   ARTICLE IX

                                EVENTS OF DEFAULT

         9.1 DEFAULT. The occurrence of any one or more of the following events (time being of the essence as to this Loan Agreement and all of its provisions) constitutes a "Default" by Borrower under this Loan Agreement, and at the option of Bank, under the other Loan Documents:

              (a) SCHEDULED PAYMENT. Borrower's failure to make any payment required under the Note when due or within any applicable grace period.

              (b) MONETARY DEFAULT. Borrower's failure to make any other payment required by this Loan Agreement or the other Loan Documents when due.

              (c) OTHER. Borrower's failure to perform any other obligation imposed upon Borrower by this Loan Agreement or any other Loan Document within thirty (30) days after the date when performance is due. This provision shall not be construed to provide Borrower with any grace period in complying with any obligations imposed on Borrower by the terms of the Loan Documents. Notwithstanding the foregoing provision, Bank shall give Borrower notice, as defined in the Mortgage, of any non-monetary default after which Borrower shall have a thirty (30) day cure period.

              (d) REPRESENTATION. Any representation or warranty of Borrower contained in this Loan Agreement or in any certificate delivered pursuant hereto, or in any other instrument or statement furnished in connection herewith, proves to be incorrect or misleading in any adverse respect as of the time when the same shall have been made, including, without limitation, any and all financial statements, operating statements, and schedules attached thereto, furnished by Borrower or any guarantor of the Loan to Bank or pursuant to any provision of this Loan Agreement,

              (e) BANKRUPTCY. Borrower or any general partner of Borrower or any guarantor of the Loan (i) files a voluntary petition in bankruptcy or a petition or answer seeking or acquiescing in any reorganization or for an arrangement,, composition, readjustment, liquidation, dissolution, or similar relief for itself pursuant to the United State Bankruptcy Code or any similar law or regulation, federal or state, relating to any relief for debtors, now or hereafter in effect; or (ii) makes an assignment for the benefit of creditors or admits in writing its inability to pay or fails to pay its debts as they become due; or (iii) suspends payment of its obligations or takes any action in furtherance of the foregoing; or (iv) consents to or acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator or other similar official of Borrower, a general partner of Borrower, or any guarantor, for all or any part of the Collateral or other assets of such party, or either; or (v) has filed against it an involuntary petition, arrangement, composition, readjustment, liquidation, dissolution, or an answer proposing an adjudication of it as a bankrupt or insolvent, or is subject to reorganization pursuant to the United States Bankruptcy Code, an action seeking to appoint a trustee, receiver, custodian, or conservator or liquidator, or any. similar law, federal or state, now or hereinafter in effect, and such action is approved by any court of competent jurisdiction and the order approving the same shall not be vacated or stayed within sixty (60) days from entry; or (vi) consents to the filing of any such petition or answer, or shall fail to deny the material allegations of the same in a timely manner.

              (f) JUDGMENTS. (1) A final judgment other than a final judgment in connection with any condemnation is entered against Borrower, Guarantors, or any general partner of Borrower, that (i) adversely affects the value, use or operation of the Land or the Improvements in Bank's sole judgment, or (ii) adversely affects, or may adversely affect, the validity, enforceability or priority of the lien or security interest created by the Mortgage or any other Loan Document in Bank's sole judgment, or both; or (2) execution or other final process issues thereon with respect to the Land or the Improvements; and (3) Borrower, Guarantor, or any general partner of Borrower, does not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereon, in any event within thirty (30) days from entry, or Borrower shall not, within such period or such longer period during which execution on such judgment shall have been entered, and cause its execution to be stayed during such appeal, or if on appeal such order, decree or process shall be affirmed and Borrower shall not discharge such judgment or provide for its discharge in accordance with its terms within sixty (60) days after the entry of such order or decree or affirmance, or if any stay of execution on appeal is released or otherwise discharged.

              (g) LIENS. Any federal, state or local tax lien or any claim of lien for labor or materials or any other lien or encumbrance of any nature whatsoever is recorded against Borrower or the Land or Improvements and is not removed by payment or transferred to substitute security in the manner provided by law, within thirty (30) days after it is recorded in accordance with applicable law.

              (h) OTHER NOTES OR MORTGAGES. Borrower's default in the performance or payment of Borrower's obligations under any other note which remains uncured after any applicable grace period, or under any other mortgage encumbering all or any part of the Land or the Improvements, if the other mortgage is permitted by the Bank, whether such other note or mortgage is held by Bank or by any other party, and unless otherwise agreed to by separate written agreement between Bank and such other mortgage holder.

              (i) BORROWER DEFAULT UNDER LOAN DOCUMENTS. Borrower's default in the payment or performance of any of Borrower obligations under any of the Loan Documents, including this Loan Agreement and any riders thereto.

              (j) GUARANTOR DEFAULT.

                  i) The default after expiration of any applicable grace period in the payment or performance of any obligation of a Guarantor of the Note arising under its guaranty or pursuant to any other Loan Documents; or

                  ii) The death of any Guarantor and the failure of Borrower to provide Bank with an alternate guaranty or alternate collateral satisfactory to Bank in its sole and absolute discretion within sixty (60) days of the date of Guarantor's death.

              (k) BORROWERS/GENERAL PARTNER'S CONTINUED EXISTENCE. Borrower or any corporate General Partner of Borrower shall cease to exist or to be qualified to do or transact business in the State in which the Land and Improvements are located, or shall be dissolved or shall be a party to a merger or consolidation, or shall sell all or substantially all of its assets, or shall change its corporate name or trade name without prior written notice to Bank.

              (1) STOCK IN BORROWER/CHANGE IN PARTNERS. If Borrower is a limited partnership and without the prior written consent of Bank, any shares of stock of any corporate general partner of Borrower are issued, sold, transferred, conveyed, assigned, mortgaged, pledged, or otherwise disposed of so as to result in change of control of Borrower, whether voluntarily or by operation of law, and whether with or without consideration, or any agreement for any of the foregoing is entered into; or, if any general partnership interest or other equity interest in the Borrower is sold, transferred, assigned, conveyed, mortgaged, pledged, or otherwise disposed of, whether voluntarily or by operation of law, and whether with or without consideration, or any agreement for any of the foregoing is entered into, or any general partner of Borrower withdraws from the partnership.

              (m) TRANSFER OF PROPERTY OR OWNERSHIP. Any sale, conveyance, transfer, assignment, or other disposition or encumbrance of all or any part of the Land, Improvements, or the Approved Project, or any ownership interest in Borrower or any guarantor without the prior consent of Bank or except as otherwise permitted hereby, or as outlined in the prospectus for public offering for Transeastern Properties, Inc., a Florida corporation delivered to Bank by Borrower.

              (n) FALSE STATEMENT. Any statement or representation of Borrower or any guarantor contained in the loan application or any financial statements or other materials furnished to Bank or any other Bank prior or subsequent to the making of the Loan secured hereby are discovered to have been false or incorrect or incomplete.

              (o) DEFAULT UNDER INDEMNITY. Borrower or Guarantor shall default after any applicable grace period under any obligation imposed by any indemnity contained within any of the Loan Documents including the Hazardous Waste Certification and Indemnification. .

              (p) CROSS-DEFAULT. Any monetary default by the Borrower or Guarantor under this Loan shall be a default under all other documents, instruments, mortgages and other collateral documents evidencing and securing all other loans by Bank to Borrower or Guarantor.

              (q) NON-COMPLIANCE WITH THE PLANS AND SPECIFICATIONS. Failure of any of the materials supplied for the development of the Land or the construction of the Units to comply with the Plans and Specifications or any requirements of any Governmental Authority unless the Borrower undertakes and diligently pursues the correction of such failure.

              (r) PROJECTED COMPLETION OF CONSTRUCTION. Failure to construct the Improvements with reasonable dispatch, or the discontinuance of construction at any time for a period of fifteen (15) days consecutively, or determination by Bank that construction of the Improvements will not be timely completed and Borrower's failure to complete, cure or provide satisfactory assurances after notice or demand from Bank. Notwithstanding the foregoing, any delays in the event of unavailability of materials at reasonable cost, strikes, other labor problems, governmental orders, acts of God or other events which would support a defense based upon impossibility of performance for reasons beyond the control of Borrower shall not be a Default under this paragraph.

              (s) NON-PAYMENT OF DEBTS. Borrower is generally not paying its debts as such debts become due.

              (t) SECURITIES LAWS VIOLATION. The assertion of any violation of the 1933 Securities Act, 1934 Securities Act or the Florida Blue Sky Laws by any Governmental Authorities or the institution of any securities litigation not dismissed within sixty (60) days of the commencement of same.

              (u) NON-COMPLIANCE WITH HOMEOWNER ASSOCIATION DOCUMENTS. Borrower shall fail to perform any duty required of it, fulfill any condition, abide by any covenant or in any manner default under the homeowners, association documents encumbering the Approved Project, if any.

              (v) ADVERSE ACTIONS. Any legal or equitable action is commenced against Borrower which, if adversely determined, could reasonably be expected to impair substantially the ability of Borrower to perform each and every obligation under the Loan Documents and this Agreement; provided, however, if Borrower has commenced a counter action, contest or defense to the adverse action and resolved such adverse action within one hundred twenty (120) days of the commencement of same then Borrower shall not be in Default.

              (w) GOVERNMENT CHALLENGES. The validity of any permit, approval or consent by any Governmental Authority relating to the Land, the Improvements, or the Approved Project, or the operation thereof is challenged by a proceeding before a board, commission, agency, court or other authority having jurisdiction; provided, however, if Borrower has commenced a counter action, contest or defense to the governmental challenge and resolved such challenge within one hundred twenty (120) days of the commencement of same then Borrower shall not be in Default.

              (x) BORROWER'S ACTIONS. Any action by the Borrower, which would, in the sole opinion of the Bank, significantly endanger the security of the Loan and which Borrower fails to mitigate after notice from Bank will render the Loan payable on demand.

              (y) MISCELLANEOUS. If at any time the Bank shall determine that there has been a material adverse change in the financial condition or prospects of Borrower, the Guarantor, or any general partner of Borrower, which is not corrected or cured after reasonable notice from Bank.


                                    ARTICLE X

                           BANK'S RIGHTS AND REMEDIES

         The following rights and remedies are available to Bank:

         10.1 ACCELERATION. Upon the occurrence of a Default, the entire unpaid principal balance of the Loan and all accrued but unpaid interest thereon and any costs or expenses then due to Bank and any and all other obligations of Borrower to Bank, shall, at the option of Bank and without notice to Borrower, become immediately due and payable.

         10.2 COMPLETION OF CONSTRUCTION. From and after the occurrence of a Default, Bank shall be entitled to have and use the Plans And the Construction Documents and, after first having given written notice to the architect, site development contractor, the engineer, or the General Contractor, shall be entitled from and after such notice to enjoy and enforce all of the rights of Borrower under the architect's contract, engineer's contract, site development contractor's contract, the Plans or the Construction Contracts. Borrower hereby irrevocably constitutes and appoints Bank its true and lawful attorney-in-fact with full power of substitution in the Approved Project to complete the Improvements in the name of Borrower following a Default. Borrower hereby empowers Bank from and after Default as its attorney-in-fact as follows: (a) to use any funds of Borrower, including any Loan proceeds or equity deposits which may remain undisbursed hereunder, for the purpose of completing the Improvements in accordance with the Plans; (b) to make such additions, changes, modifications, or corrections in, or deviations from, the Plans as shall be necessary or desirable to complete the Improvements; (c) to employ such contractors, subcontractors, agents, architects, engineers, inspectors, or other parties as shall be required for said purposes; (d) to pay, settle, or compromise all existing bills and claims which may be liens against the Improvements or as may.be necessary or desirable in the sole discretion of Bank for the completion of the Improvements or for clearance of title; (e) to direct use of and/or use all or any part of the labor, materials, supplies and equipment contracted for, owned by, or under the control of Borrower, whether or not previously incorporated into the Improvements; (f) to execute all applications and certificates in the name of Borrower which may be required by the Construction Documents, the architect's contract, the engineer's contract, site development contractor's contract, Plans, or any of the contract documents;
(g) to prosecute and defend all actions or proceedings in connection with the Approved Project or the construction of the Improvements and take such action and require such performance as Bank shall deem necessary under any performance or payment bond; and (h) to do any and every act with respect to construction or completion of the Improvements or the closing of any permanent financing which Borrower might do in its own behalf including, without limitation, execution, acknowledgment, and delivery of all instruments, documents, and papers in the name of Borrower as may be necessary or desirable in the sole discretion of Bank. It is further understood and agreed that this power of attorney which shall be deemed to be a power coupled with an interest, cannot be revoked. All sums expended by Bank pursuant hereto shall be deemed to have been disbursed to Borrower and secured by the Security Documents, and the other Loan Documents.

         10.3 DISPUTES. Where disputes have arisen which, in the opinion of Bank, may endanger timely completion of the Improvements or fulfillment of any condition or covenant herein, Bank may agree to disburse Loan proceeds for the account of Borrower without prejudice to Borrower's rights, if any, to recover said proceeds from the party to whom paid. Such agreement or agreements may take the form which Bank in its discretion deems proper, including, but without limiting the generality of the foregoing, agreements to indemnify (on behalf of Borrower and/or for Bank's own account) any title insurer against possible assertion of lien claims, agreements to pay disputed amounts and the like. All sums paid or agreed to be paid pursuant to such undertaking shall be advances of Loan proceeds.

         10.4 REMEDIES CUMULATIVE: NONWAIVER: JUDGMENTS. All remedies of Bank provided for herein or in the other Loan Documents are cumulative and shall be in addition to any and all other rights and remedies provided for or available under the other Loan Documents, at law or in equity. The exercise of any right or remedy by Bank hereunder shall not in any way constitute a cure or waiver of a Default Condition or a Default hereunder or under the Loan Documents, or invalidate any act done pursuant to any notice of the occurrence of a Default Condition or Default, or prejudice Bank in the exercise of any of its rights hereunder or under any of the other Loan Documents, unless, in the exercise of said rights, Bank realizes all amounts owed to it under the Loan Documents. ANY JUDGMENT IN FAVOR OF BANK AGAINST BORROWER SHALL BEAR INTEREST AT THE DEFAULT RATE (AS DEFINED IN THE NOTE).

         10.5 NO LIABILITY OF BANK. Whether or not Bank elects to employ any or all remedies available to it in the event of an occurrence of a Default Condition or Default, Bank shall not be liable for the construction of or failure to construct or complete or protect the Improvements or for payment of any expense incurred in connection with the exercise or any remedy available to Bank or for the construction or Completion of the Improvements or for the performance or nonperformance of any other obligation of Borrower.

         10.6 SECURITY INTEREST. It is understood and agreed that Bank shall have and enjoy and is hereby granted a lien on, and a security interest in, all collateral described in the Mortgage, and including without limitation, any and all materials (stored on-site or off-site), reserves, deferred payments, deposits or advance PAYments for materials (stored on-site or off-site) undisbursed Loan proceeds, insurance refunds, impound accounts, refunds for overpayment of any kind, and such lien and security interest shall constitute additional security for the Indebtedness of Borrower to Bank, and Bank shall have and possess any and all rights and remedies of a secured party provided by law with respect to enforcement of and recovery on its security interest on such items and amounts. In the event of a conflict between this paragraph and any security interest granted pursuant to the Mortgage, the Mortgage shall control.

         10.7 CESSATION OF FUNDING. Upon the occurrence of a Default, Bank shall have the right to immediately terminate further funding of the Loan irrespective of completion.


                                   ARTICLE XI

                               GENERAL CONDITIONS

         The following conditions shall be applicable throughout the term of this Loan Agreement:

         11.1 WAIVERS. No waiver of any Default Condition or Default or breach by Borrower hereunder shall be implied from any delay or omission by Bank to take action on account of such Default Condition or Default, and no express waiver shall affect any Default Condition or Default other than the Default specified in the waiver and it shall be operative only for the time and to the extent therein stated. Waivers of any covenants, terms or conditions contained herein must be in writing and shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Bank to or of any act by Borrower requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent or similar act. No single or partial exercise of any right or remedy of Bank hereunder shall preclude any further exercise thereof or the exercise of any other or different right or remedy.

         11.2 BENEFIT. This Loan Agreement is made and entered into for the sole protection and benefit of Bank and Borrower, their successors and assigns, and no other person or persons have any right to action hereon or rights to the Loan all proceeds at any time, nor shall Bank owe any duty whatsoever to any claimant for labor or services performed or material furnished in connection with the Approved Project, or to apply any undisbursed portion of the Loan to the payment of any such claim, or to exercise any right or power of Bank hereunder or arising from any Default Condition or Default by Borrower.

         11.3 ASSIGNMENT. The terms hereof shall be binding upon and inure to the benefit of the heirs, successors, assigns, and personal representatives of the parties hereto; provided, however, that Borrower shall not assign this Loan Agreement or any of its rights, interests, duties or obligations hereunder or any Loan proceeds or other moneys to be advanced hereunder in whole or in part without the prior written consent of Bank and that any such assignment (whether voluntary or by operation of law) without said consent shall be void. It is expressly recognized and agreed that Bank may assign this Loan Agreement, the Note, the Security Documents, and any other Loan Documents, in whole or in part, to any other person, firm, or legal entity provided that all of the provisions hereof shall continue in full force and effect and, in the event of such assignment, Bank shall thereafter be relieved of all liability under the Loan Documents and any Loan disbursements made by any assignee shall be deemed made in pursuant and not in modification hereof and shall be evidenced by the Note and secured by the Security Documents and any other Loan Documents.

         11.4 AMENDMENTS. This Loan Agreement shall not be amended except by a written instrument signed by all parties hereto.

         11.5 TERMS. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

         11.6 GOVERNING LAW AND JURISDICTION. This Loan Agreement and the other Loan Documents and all matters relating thereto shall be governed by and construed and interpreted in accordance with the laws of the State of Florida. Borrower and all of its general partners hereby submits to the jurisdiction of the state and federal courts located in Florida and agree that Bank may, at its option, enforce its rights under the Loan Documents in such courts.

         11.7 PUBLICITY. At Bank's request and expense, and subject to applicable laws, regulations and restrictions, Borrower shall place upon the Approved Project, at a location mutually acceptable :to Borrower and Bank, a sign or signs advertising the fact that financing is being provided by Bank. Bank shall also have the right to secure printed publicity through newspaper and other media concerning the Approved Project and source of financing.

         11.8 SAVINGS CLAUSE. Invalidation of any one or more of the provisions of this Loan Agreement shall in no way affect any of the other provisions hereof, which shall remain in full force and effect.

         11.9 EXECUTION IN COUNTERPARTS. This Loan Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Loan Agreement, it shall not be necessary to produce or account for more than one such counterpart.

         11.10 CAPTIONS. The captions herein are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Loan Agreement nor the intent of any provision hereof.

         11.11 NOTICES. All notices required to be given hereunder shall be given in accordance with the requirements of the Mortgage.

         11.12 MANDATORY ARBITRATION. Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Loan Agreement or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law) , the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc. (J.A.M.S.), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Loan Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this Loan Agreement applies in any court having jurisdiction over such action.

               (a) SPECIAL RULES. The arbitration shall be conducted in the County of Broward, Florida and administered by Endispute, Inc., d/b/a J.A.M.S./Endispute who will appoint an arbitrator; if J.A.M.S./Endispute is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within 90 days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional 60 days.

               (b) RESERVATION OF RIGHTS. Nothing in this Loan Agreement shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Loan Agreement; or (ii) be a waiver by the Bank of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the right of the Bank hereto (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. The Bank may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Agreement. At Bank's option, foreclosure under a deed of trust or mortgage may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

         11.13 DISBURSEMENT OF CONSTRUCTION LINE FUNDS AT RENEWAL. Intentionally omitted.

         IN WITNESS WHEREOF, Borrower and Bank have executed this Loan Agreement as of the above written date.

Signed, sealed and delivered
in the presence of                   TRANSEASTERN PEMBROKE VILLAGES, INC.,
                                     a Florida corporation

_______________________________
Witness #1                           By __________________________________(SEAL)
_______________________________         Edward Falcone, Executive Vice President
Print Name
_______________________________
Witness #2                           Address:
_______________________________
Print Name                           3300 University Drive
                                     Coral Springs, Florida  33065


                                     CHASE FEDERAL BANK, a Federal Savings
                                     Bank, a Division of NATIONSBANK, N.A.
                                     (SOUTH), a national banking association

_______________________________

Witness #1                           _____________________________________(SEAL)
________________________________     James T. Webb, Real Estate Banking Officer
Print Name
________________________________
Witness #2                           Address:
________________________________
Print Name                           701 West Cypress Creek Road
                                     Suite 101
                                     Ft. Lauderdale, Florida  33309

                              JOINDER OF GUARANTORS


         The undersigned as Guarantor hereby joins in and consents to the foregoing Loan Agreement.


________________________________
Witness #1
________________________________
Print Name
                                             ___________________________________
________________________________                   Arthur Falcone
Witness #2
________________________________
Print Name


________________________________
Witness #1
________________________________
Print Name
                                             ___________________________________
________________________________                   Edward Falcone
Witness #2
________________________________
Print Name


________________________________
Witness #1
________________________________
Print Name
                                             ___________________________________
________________________________                   Philip Cucci
Witness #
________________________________
Print Name


________________________________             Transeastern Properties, Inc.,
Witness #1                                   a Florida corporation, f/k/a
________________________________             Transeastern Properties of South,
Print Name                                   Inc., a Florida corporation

                                             By __________________________(SEAL)
________________________________                   Arthur Falcone, President
Witness #2
________________________________
Print Name

                                    EXHIBITS


         1.   Exhibit "A-1":    Draw Sheets / Use of Proceeds - Pelican Pointe

         2.   Exhibit "A-2":    Draw Sheets / Use of Proceeds - Egret's Way

         3.   Exhibit "A-3":    P.U.D. Development

         4.   Exhibit "B-1":    Partial Release - Pelican Pointe

         5.   Exhibit "B-2":    Partial Release - Egret's Way

         6.   Exhibit "C":      Intentionally Omitted

         7.   Exhibit "D":      Intentionally Omitted

         8.   Exhibit "E":      Site Plans

         9.   Exhibit "F":      Legal Description

                   EXHIBIT "A-1" - DRAW SHEETS/USE OF PROCEEDS
                          PARCEL "D" - "PELICAN POINTE"

                   EXHIBIT "A-2" - DRAW SHEETS/USE OF PROCEEDS
                           PARCEL "F" - "EGRET'S WAY"

                       EXHIBIT "A-3" - P.U.D. DEVELOPMENT


         Balance of Development Work to be Funded under
         Loan Agreement dated March 29, 1996                      $ 288,668.45

         Interest Reserve                                           151,948.65

                                   EXHIBIT B-1

                          PARCEL "D" - "PELICAN POINTE"

                                PARTIAL RELEASES


         1. PARTIAL RELEASES UNDER THE NOTE. Provided that Borrower is not then in Default hereunder, under the Note, the Mortgage or any other Loan Document, Bank will provide partial releases of individual lots from the Note upon the following terms:

            a. Bank shall be given written notice of the request for each partial release at least five (5) business days prior to each partial release.

            b. The cost of each partial release, including reasonable attorney's fees for Bank's attorney, shall be paid by Borrower.

            c. Contemporaneously with the delivery to Borrower of each partial release, Borrower shall prepay principal equal to THIRTY ONE THOUSAND SIX HUNDRED FIFTY THREE AND NO/100 DOLLARS ($31,653.00) per developed lot (the "Lot Release Price"). If the value or total amount funded changes materially, in the sole discretion of Bank, Bank reserves the right to modify the Lot Release Prices. Such change in Lot Release Price will be based on relative value of the collateral subject to the originally contemplated average Lot Release Price set forth above based on one hundred twenty percent (120%) accelerated lot release pricing.

                                   EXHIBIT B-2

                           PARCEL "F" - "EGRET'S WAY"

                                PARTIAL RELEASES


         1. PARTIAL RELEASES UNDER THE NOTE. Provided that Borrower is not then in Default hereunder, under the Note, the Mortgage or any other Loan Document, Bank will provide partial releases of individual lots from the Note upon the following terms:

            a. Bank shall be given written notice of the request for each partial release at least five (5) business days prior to each partial release.

            b. The cost of each partial release, including reasonable attorney's fees for Bank's attorney, shall be paid by Borrower.

            c. Contemporaneously with the delivery to Borrower of each partial release, Borrower shall prepay principal equal to NINETEEN THOUSAND THREE HUNDRED FORTY FIVE AND NO/100 DOLLARS ($19,345.00) per developed lot (the "Lot Release Price"). If the value or total amount funded changes materially, in the sole discretion of Bank, Bank reserves the right to modify the Lot Release Prices. Such change in Lot Release Price will be based on relative value of the collateral subject to the originally contemplated average Lot Release Price set forth above based on one hundred twenty percent (120%) accelerated lot release pricing.

                                   EXHIBIT "C"

                              INTENTIONALLY OMITTED

                                   EXHIBIT "D"

                              INTENTIONALLY OMITTED

                                   EXHIBIT "E"

                                   SITE PLANS

                                   EXHIBIT "F"

                                LEGAL DESCRIPTION


         Portions of the NASHER PLAT, according to the Plat thereof as recorded at Plat Book 159 at Page 42, of the Public Records of Broward County more particularly described as follows:

                                CONSTRUCTION LOAN
                                    AGREEMENT

                                 BY AND BETWEEN

                      TRANSEASTERN PEMBROKE VILLAGES, INC.
                              A FLORIDA CORPORATION
                                (THE "BORROWER")

                                       AND

            CHASE FEDERAL BANK, A FEDERAL SAVINGS BANK, A DIVISION OF NATIONSBANK, N.A. (SOUTH), A NATIONAL BANKING ASSOCIATION
           ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES

                                  (THE "BANK")

                                 PELICAN POINTE
                            (THE "APPROVED PROJECT")


                           DATED: SEPTEMBER ____, 1996


                              RICHARD A. WOOD, ESQ.
                          THERREL BAISDEN & MEYER WEISS
                                1111 LINCOLN ROAD
                                    SUITE 500
                           MIAMI BEACH, FLORIDA 33139
                                 (305) 672-1921

Loan No. 91004439

     THIS LOAN AGREEMENT, dated as of the _____ day of September, 1996 (the "Loan Agreement" or "Agreement"), is made by and between TRANSEASTERN PEMBROKE VILLAGES, INC., A FLORIDA CORPORATION, with its principal place of business at 3300 University Drive, Coral Springs, Florida 33065 ("Borrower"), and CHASE FEDERAL BANK, A FEDERAL SAVINGS BANK, A DIVISION OF NATIONSBANK, N.A. (SOUTH), a national banking association organized and existing under the laws of the United States, with its offices located at 701 West Cypress Creek Road, Suite 101, Fort Lauderdale, Florida 33309 ("Bank").

                                    RECITALS

         A. Borrower has applied to Bank for a loan in the principal amount of THREE MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($ 3,400,000.00) (the "Loan") to be used for the purpose of the constructing of three hundred fifty six townhome dwellings on such individual lots now owned by Borrower in fee simple and mortgaged to Bank as security for the Loan, which lots are to be located in a certain residential development known as Pelican Pointe located upon certain property in Broward County, Florida.

         B. Bank has agreed to establish a note and mortgage structure under which advances may be made for the land acquisition, development and the construction of single family residential dwellings on individual lots in accordance with plats, specifications, terms, and conditions approved by Bank.

         C. Bank is willing to make the Loan described above based on the terms and conditions set forth in this Loan Agreement and in the Loan Documents referred to herein.

         NOW, THEREFORE, in consideration of the premises, of the Loan advances which are to be agreed to be made by Bank to Borrower hereinafter and the notes and mortgage given by Borrower in evidence thereof, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Bank hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1      For the purposes hereof:

                  (a) "Approved Project" or "Project" means the collective reference to the development identified in Section 2.4 of this Agreement, together with the Land, the Improvements, rights, property, and appurtenances as defined, described or identified in the Mortgage, and means, as the context may require, an individual Unit, as well as the aggregate of all such Units.

                  (b) "Architect" or "Supervising Architect" means that party who will serve as Borrower's architect in conjunction with the construction of Units and common amenities to be constructed in the Approved Project. Bank's Construction Consultant and Borrower's architect shall not be the same person or firm.

                  (c) "Architect's Contract" means the contract between Borrower and the Architect "Architect's Contract" shall also mean Borrower's design architect's contract.

                  (d) "Borrower's Representative" means the person or persons designated in writing to Bank by Borrower as being authorized to submit Draw Requests on Borrower's behalf and to consent to changes in the Cost Breakdown and Use of Proceeds. Unless and until changed by written notice to Bank, BorroWer designates any one of the following: Arthur Falcone or Les Campbell as its Borrower's Representative(s).

                  (e) "Closing Date" means the date as of which this Loan Agreement is executed by Borrower and Bank.

                  (f) "Collateral" means the Mortgaged Property, Rents, Intangible Property and other property rights as defined in and encumbered by the Mortgage.

                  (g) "Commitment" means Bank's commitment letter to Borrower dated July 1, 1996 and all amendments thereto. The parties intend that this Agreement and the Loan Documents shall supersede and replace the Commitment.

                  (h) "Completion means completion of the Improvements in accordance with the Plans, such Completion to be evidenced by satisfaction of the conditions of Section 6.3 plus the installation of any required items of personalty in substantial compliance with the Plans, free and clear of liens or claims of liens or other encumbrances, except Permitted Encumbrances;

                  (i) "Construction Documents" means the stipulated sum construction contract between Borrower and the General Contractor, if a General Contractor is engaged, and all other contracts, plans or documents concerning the construction of the Improvements and any addenda, amendments or modifications thereto. The Construction Documents shall include a hard cost breakdown and a maximum fixed cost for the performance of all services, labor, and materials furnished thereunder.

                  (j) "Construction Inspector" means the architectural or engineering firm or such party which Bank shall designate to perform various services on behalf of Bank. The services to be performed by Bank's Construction Inspector shall include the issuance of reports and certifications solely for the benefit of Bank and shall not impose upon Bank any obligation to make inspections, or to correct or require any other person to correct any defects, or to notify any person with respect to such defects, review of the Plans and all proposed changes to them, preparation of a "cost breakdown" construction analysis (the "Construction Analysis"), periodic inspections of construction work for conformity with the Plans, and approval of Draw Requests.

                  (k) "Cost Breakdown" means the detailed trade breakdown of the cost of constructing the Improvements and an itemization of non-construction and Land costs, all as approved by Bank from time to time.

                  (1) "Default" means a violation of any term, covenant, or condition hereunder or a Default as defined under any of the other Loan Documents which remains uncured after any applicable grace period.

                  (m) "Default Condition" means the occurrence or existence of an event or condition which, upon the giving of notice or the passage of time, or both, would constitute a Default.

                  (n) "Draw Request" means a written or verbal request for any disbursement of Loan proceeds, which shall be submitted for each requested disbursement as set forth in Article III hereof, in accordance with the draw request sheet attached hereto as EXHIBIT "A" attached hereto and incorporated herein by reference.

                  (o) "Engineer" shall mean such party who will serve as Borrower's supervising engineer in accordance with the Plans and specifications;

                  (p) "Engineering Contract" means the "full service", contract between Borrower and Engineer which shall require engineering services throughout the Land development and construction contemplated under the Loan.

                  (q) "Financing Statements" means the UCC financing statements filed in order to perfect Bank's lien on certain personal property and fixtures as more particularly described therein.

                  (r) "Firm Contract" means an arm's length, bona-fide binding contract for purchase and sale, in form and content satisfactory to Bank, for the sale of a Unit to a purchaser unaffiliated and unrelated to Borrower or Guarantor, under which (i) Borrower has received a cash deposit equal to ten percent (10%) of the purchase price except as herein after provided; (ii) Borrower is not obligated to provide any purchase-money financing, (iii) all applicable statutory cancellation or rescission periods have expired, (iv) there are no contingencies other than a first mortgage financing contingency for which Borrower has confirmed to Bank that purchaser has made a mortgage application and has received a mortgage commitment without contingencies, (v) the closing date for the contract is within forty-five (45) days of the date of issuance of the Certificate of occupancy for the Unit, and (vi) the gross sales price, after payment of all of Borrower's closing expenses thereunder, will result in sufficient proceeds to pay to Bank the Unit Release Price and Lot Release Price. The purchaser's interest in the Mortgaged Property and under the Firm Contract must be expressly subordinated to the lien and operation of Bank's Mortgage, either by separate subordination agreement in favor of Bank or pursuant to the terms of the Firm Contract.

                  (s) "General Contractor" means Borrower who will serve as the general contractor in accordance with the Construction Documents; if a General Contractor is not engaged or is not named here, any obligation of the General Contractor referred to in the Loan Documents shall be the obligation of the Borrower to perform or to cause to be performed.

                  (t) "Governmental Authorities" means any local, state, or federal governmental agency, regulatory body or office, or any quasi-governmental office (including health and environmental), or any officer or official of any such agency, office, or body whose consent or approval is required as a prerequisite to the commencement of the construction of the Improvements or to the operation and occupancy of the Improvements or the Approved Project or to the performance of any act or obligation or the observance of any agreement, provision or condition of whatsoever nature herein contained.

                  (u) "Guarantor" means: Arthur Falcone, Edward Falcone, Philip Cucci and Transeastern Properties Inc., a Florida corporation, f/k/a Transeastern Properties of South Florida, Inc., a Florida corporation.

                  (v) "Guaranty" means the Guaranty Agreement executed by Guarantor in favor of Bank, providing for Guarantor's payment of all sums due under the Loan Documents and of performance of all obligations of Borrower thereunder except as otherwise specifically therein provided, including, without limitation, timely completion of the Improvements in accordance with the Construction Documents and Loan Documents.

                  (w) "Improvements" means all infrastructure improvements to the Land and single family residences, structures, dwellings, and Units constructed or to be constructed on the Land as defined in the Mortgage, together with all fixtures and appurtenances now or later to be located on the Land and/or in such Improvements.

                  (x) "Land" means the real property described in the Mortgage at the inception of the Loan as per EXHIBIT "F" attached hereto and as may be later included by modification and spreader agreement.

                  (y) "Loan Documents" means this Loan Agreement, the Note and any funding agreement, the Mortgage, the Guaranty, the Financing Statements, and any other document or writing executed in connection therewith or in furtherance thereof.

                  (z) "Lot Release Price" shall mean the partial release price as set forth in EXHIBIT "B" attached hereto and incorporated herein.

                  (aa) "Model Unit" means a Unit constructed and furnished initially for inspection by prospective purchasers.

                  (bb) "Mortgage" means the Real Estate Mortgage, Assignment and Security Agreement of even date herewith executed by Borrower for the benefit of Bank encumbering the Collateral (as defined in the Mortgage), and any extensions, modifications, renewals or replacements thereof.

                  (cc) "Note" means collectively the Promissory Note (for Revolving Line of Credit) in the amount of THREE MILLION FOUR HUNDRED THOUSAND AND NO/DOLLARS ($ 3,400,000.00) ("Construction Line") dated as of the Closing Date executed by Borrower in favor of Bank, as well as any promissory note, sub-note, or other notes issued by Borrower in substitution, replacement, extension, future advance, amendment or renewal of the Note or any such promissory note or notes.

                  (dd) "Permitted Encumbrances" means those liens, encumbrances, easements and other matters defined in the Mortgage as "Permitted Encumbrances".

                  (ee) "Plans" means plans and specifications for the development of the Land and construction of the Improvements submitted to and approved by Bank from time to time, and including such amendments thereto as may from time to time be made by Borrower and approved by Bank.

                  (ff) "Pre-Sold Unit" means a Unit owned by Borrower and covered by a Firm Contract.

                  (gg) "Security Documents" means the Mortgage, the Financing Statements, and any other instrument executed to establish and perfect Bank's lien on the Collateral, and any extensions, modifications, renewals, or replacements thereof.

                  (hh) "Site Development Contractor" means such party who will serve as the subcontractor for the site development of the Land as contemplated under the Loan.

                  (ii) "Site Development Contract" means the contract between Borrower and Site Development Contractor for the site development of the Land per the site development Plans and specifications.

                  (jj) "Site Plan" means collectively the site plans for the Project as set forth on EXHIBIT "E" attached hereto.

                  (kk) "Spec Unit" means a Unit for which a Firm Contract has not been received or approved, and which is not used as a Model Unit.

                  (ll) "Title Policy" means the mortgagee title policy meeting the requirements of this Loan Agreement.

                  (mm) "Unit" means a portion of the Land and its respective improvements constituting a single residential dwelling unit.

                  (nn) "Unit Release Price", shall mean the partial release price for each Unit funded under the Construction Line as set forth on EXHIBIT "B" attached hereto and incorporated herein.

                  (oo) "Use of Proceeds" means the description of the permitted use of the Loan proceeds under the A&D Note as set forth on EXHIBIT "A" attached hereto and incorporated by reference herein.

         Capitalized terms not defined in this Loan Agreement shall have the meanings ascribed to them in the Mortgage.

                                   ARTICLE II
                                    THE LOAN

         2.1 LOAN TERMS. Subject to the terms and conditions of this Loan Agreement, Bank will lend and Borrower will borrow up to a principal sum of THREE MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($ 3,400,000.00), which borrowing shall be evidenced by the Note. Also, all of the terms, definitions, conditions, and covenants of the Note, the Guaranty, the Mortgage, and any other documents executed in connection therewith or pursuant thereto are expressly made a part of this Loan Agreement by reference in the same manner and with the same effect as if set forth herein at length and shall have the meaning set forth in such instruments unless otherwise defined herein.

         2.2 A&D NOTE. The A&D Note is a Consolidated Renewal Promissory Note in the original principal amount of EIGHT MILLION SEVEN HUNDRED THIRTY SEVEN THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($8,737,500.00), which note is secured by a first mortgage in favor of Bank, dated March 29, 1996, and recorded April 3, 1996 in Official Records Book 24694 at Page 0702, of the Public Records of Broward County, Florida, as modified by that certain Amended and Restated Real Estate Mortgage Assignment, and Security Agreement of even date herewith executed by Borrower in favor Bank.

         2.3 CONSTRUCTION LINE. The Construction Line is a revolving line of credit and the principal amount outstanding under such note may increase and decrease from time to time as Borrower draws and repays note funds thereunder but the principal balance of such note outstanding from time to time shall not exceed the original, principal amount of the Construction Line. Provided Borrower is not in Default, outstanding amounts under such note may be repaid or reborrowed from time to time subject to the terms, conditions and limitations set forth in this Agreement, but the principal balance of such note outstanding from time to time shall not exceed the original, principal amount of the Construction Line.

         2.4 LOAN PURPOSE. The purpose of the Loan is to finance construction costs of Units to be constructed in that certain Approved Project known as Pelican Pointe, located in Pembroke Pines, Florida ("Pelican Pointe") which project shall be hereinafter referred to as the "Approved Project". Disbursements of Loan proceeds for construction of Units in other developments owned or hereinafter acquired by Borrower or Units not meeting the following limitations shall be at Bank's sole discretion, and Bank shall under no circumstances be obligated to disburse Loan proceeds except as expressly set forth in this Loan Agreement.

         2.5  LIMITATIONS ON USE OF A&D NOTE PROCEEDS. INTENTIONALLY OMITTED.

         2.6 LIMITATIONS ON USE OF CONSTRUCTION LINE PROCEEDS. Bank will disburse Construction Line proceeds for the construction of Units subject to the terms and conditions of this Loan Agreement, the Use of Proceeds attached as Exhibit "A", and the following limitations:

                  (a) Construction Line proceeds shall be used solely to fund construction of Units (i) for which Bank has approved the Plans and (ii) having a maximum sales price of ONE HUNDRED FIFTEEN THOUSAND AND NO/100 DOLLARS ($115,000.00) or for which the total construction costs as set forth in the Unit Cost Breakdown, excluding lot cost as approved by Bank, do not exceed SIXTY FIVE THOUSAND AND NO/100 DOLLARS ($65,000.00).

                  (b) Construction Line proceeds shall be used solely for the direct and indirect costs to construct Units as set forth in the Unit Cost Breakdown and approved by Bank. Borrower states for the express benefit and reliance of Bank that it has not relied and is not relying on any binding obligation on the part of Bank to finance the construction of a particular number of Units unless Borrower has performed the prerequisites for such construction as set forth in the Loan Documents.

                  (c) The amount to be funded on each Pre-Sold Unit will be determined by deducting the Lot allocation of SIXTEEN THOUSAND ONE HUNDRED SEVENTEEN AND NO/100 DOLLARS ($16,117.00) from eighty percent (80%) of the lesser of: (i) the "completed value" of such Unit, which amount shall be determined by an appraisal satisfactory to Bank (which appraisal shall be at Borrower's sole expense); or (ii) the purchase price for the Unit reflected in the Firm Contract; provided, however, that in no event shall Bank be obligated to fund Construction Line proceeds in an amount in excess of one hundred percent (100%) of the Unit Cost Breakdown submitted by Borrower and approved by Bank.

                  (d) The amount to be funded on each Spec Unit and Model Unit will be determined by deducting the Lot allocation of SIXTEEN THOUSAND ONE HUNDRED SEVENTEEN AND NO/100 DOLLARS ($16,117.00) from seventy five percent (75%) of the "completed value,' of said Spec Unit or Model Unit, which amount shall be determined by an appraisal satisfactory to Bank (which appraisal shall be at Borrower'S sole expense) ; provided, however, that in no event shall Bank be obligated to disburse Construction Line proceeds in excess of one hundred percent (100%) of the Unit Cost Breakdown for such Spec Unit or Model Unit submitted by Borrower and approved by Bank.

                  (e) Use of Construction Line proceeds for the construction of Units shall be limited to sixteen (16) Spec Units and four (4) Model Units, forty (40) Pre-Sold Units. Notwithstanding any provision in this Agreement to the contrary, at any time no more than five (5) Spec Units shall be permitted for any one home model type.

                  (f)   Intentionally omitted.

                  (g) Each Pre-Sold Unit financed under the Construction Line shall be completed, as defined in this Agreement, in a period not to exceed nine (9) months from the date construction commences.

                  (h) The amount financed under the Construction Line must be repaid in full (i) for any Spec Unit within (12) months from the date construction commences on such Spec Unit and (ii) for any Model Unit within thirty five (35) months from the date of this Agreement.

                  (i) only residential Units within the Approved Project shall be financed by the Construction Line.

                  (j) At such time as the number of Spec Units financed under the Construction Line has become sixteen (16) Spec Units, additional Spec Units financed under the Construction Line may only be commenced upon (a) repayment of all Loan advances for one of the sixteen (16) Spec Units; or (b) at such earlier time as one of the Spec Units becomes a Pre-Sold Unit. All Pre-Sold Units upon which the Sales Contract has been canceled due to the default of the buyer and which are available for sale, shall become designated as a Spec Unit. If, at any time, the number of Spec Units exceeds sixteen (16) in number, the

         Borrower shall not be permitted to request funding for construction of any further Spec Units until the number of such funded Spec Units is reduced to no more than sixteen (16) Spec Units.

                  (k) At such time as the number of Model Units financed under the Construction Line has become four (4) Model Units, additional Model Units financed under the Construction Line may only be commenced upon (a) repayment of all Loan advances for one of the four (4) Model Units; or (b) at such earlier time as one of the Model Units becomes a Pre-Sold Unit. If, at any time, the number of Model Units exceeds four
         (4) in number, the Borrower shall not be permitted to request funding for construction of any further Model Units until the number of such funded Model Units is reduced to no more than four (4) Model Units.

                  (l) The total amount to be funded for the costs of construction of a Unit, as approved and allocated by Bank pursuant to Subparagraphs 2.5(a) through (e), inclusive, less the allocable loan amount per lot, above shall be called the "Committed Unit Amount." Upon Bank's approval of the commencement of construction of a Unit and the Bank's approval of the Committed Unit Amount for said Unit, the Committed Unit Amount shall be reserved under the Construction Line, and shall not be available for disbursement for construction of any other Units until such time as the Unit Release Prices repaid create amounts available under the Construction Line. After making the initial disbursement under the Committed Unit Amount, the remaining unfunded Committed Unit Amount shall be disbursed on a percentage basis in accordance with the terms of this Agreement. Bank shall not in any case be obligated to approve or fund the construction of a new Unit unless there are sufficient "available" Construction Line proceeds as noted below to complete construction of that Unit. For purposes of this Agreement, the term "available" Construction Line proceeds shall mean the amount derived by subtracting the total Committed Unit Amounts from the Maximum Committed Funding Amount of THREE MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($3,400,000.00) as described below in subparagraph (m).

                  (m) Notwithstanding any provision in this Agreement to the contrary, the number of Units (Model, Spec and Pre-Sold) financed under the Construction Line shall be limited by a "Maximum Committed Funding Amount" of THREE MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($3,400.000.00) representing the total of all Committed Unit Amounts for all Units under the Construction Line for which construction has commenced and initial funding by Bank has been made. Regardless of the Maximum Committed Funding Amount "availability" under the Construction Line, consisting of up to THREE MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($3,400,000.00) of "Committed Unit Amounts", the amount outstanding at any one time under the Construction Line shall be no greater than THREE MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($3,400,000.00).

         2.7 LOAN MATURITY. The maturity date of the Construction Line shall be September 1, 1999 with two (2) extension options of three (3) months each to be granted at Borrower's request, at the sole and absolute discretion of Bank and on the terms as set forth in the Construction Line Note. On the Maturity Date of the Note, all sums outstanding under such notes shall be immediately due and payable, and the Bank's obligation to fund shall cease and terminate.

                                   ARTICLE III
                                  DISBURSEMENTS

         3.1  A&D NOTE DISBURSEMENT - GENERAL PROVISIONS. INTENTIONALLY
OMITTED.

         3.2 CONSTRUCTION LINE DISBURSEMENT - GENERAL PROVISIONS. Bank agrees that it will, from time to time, and so long as there shall exist no Default Condition or Default (which has not been cured within any applicable grace period), but not more frequently than two (2) times per month, disburse Construction Line proceeds for the construction of Units in the Approved Project, subject to the terms and conditions of this Agreement.

         3.3 REQUEST FOR INITIAL FUNDING COMMENCEMENT OF CONSTRUCTION OF A UNIT UNDER THE CONSTRUCTION LINE. When Borrower wishes to commence funding for construction of a particular Unit, Borrower shall submit a draw request, accompanied by all items required in Articles IV and V as conditions precedent, to the extent applicable. All supporting documentation shall be submitted no later than five (5) days prior to the requested date of the initial disbursement under each note. No disbursement by Bank shall constitute an approval or acceptance by Bank of any construction work or constitute a waiver by Bank of any conditions precedent to any future disbursements. Bank shall not be obligated to approve any disbursement for purposes other than those contemplated in this Agreement. The conditions set forth in Articles IV and V hereof must be satisfied before Bank will make the first advance or disbursement for the development of Land or construction of a Unit, and the conditions set forth in
Article VI hereof must be and remain satisfied before Bank will make each subsequent disbursement or advance.

         3.4 INTERIM DRAW REQUESTS. No later than five (5) days prior to disbursement by Bank, Borrower must submit to Bank a Draw Request, which shall include or be accompanied by the requirements set out herein for draws.

         3.5 DISBURSEMENT AMOUNTS. Following receipt of a Draw Request and Bank's review and approval of supporting documentation, Bank shall determine the amount of the disbursement it will make in accordance with the Percentage Completion Draw Schedule, a copy of which is attached as EXHIBIT "D" provided no Default Condition or Default exists.

         3.6 EQUITY DISBURSEMENTS. Except as provided in Section 2.6(m), if Bank at any time determines in its reasonable discretion that the Loan proceeds plus the amount of all equity investments made or scheduled to be made are not sufficient to fully complete the Improvements in accordance with the Plans and to pay all other sums due under the Loan Documents, then Bank shall have the option of requiring Borrower to deposit with Bank additional funds from some other source (or submit evidence to Bank of equity investments previously made) in amounts sufficient to cover the resulting deficit before Bank will disburse any additional Loan proceeds. Deposited funds shall be advanced as construction progresses in accordance with this Loan Agreement before any additional Loan disbursements are made.

         3.7 OPTION TO DISBURSE FUNDS TO ANY GUARANTOR AND/OR TO PAY CONTRACTORS. If a Default shall exist, at its option, Bank may, after so notifying Borrower, make Loan disbursements directly to any guarantor or obligor of the debt when such party shall be performing the obligations of Borrower hereunder or the General Contractor or any unpaid subcontractor, laborer or material supplier providing labor, services or materials in connection with the construction of the Improvements, and the execution of this Loan Agreement by Borrower shall, and hereby does, constitute an irrevocable direction and authorization to Bank to so disburse the funds. No further direction or authorization from Borrower shall be necessary to warrant such direct disbursements and all such disbursements shall be secured by the Security Documents as fully as if made to Borrower, regardless of the disposition thereof by the General Contractor, any subcontractor, laborer or material supplier so paid.

                                   ARTICLE IV
                         GENERAL PRE-CLOSING CONDITIONS

         Bank's obligations to close the Loan shall be expressly conditioned upon satisfaction of the following conditions, or execution and/or delivery to Bank of the following items, all in form and substance reasonably satisfactory to Bank and Bank's counsel:

         4.1 NOTE. The original Note, properly executed, shall have been delivered to Bank.

         4.2 GUARANTY. The original Guaranty(s), properly executed, shall have been delivered to Bank.

         4.3 MORTGAGE. The Mortgage, which shall be a second lien on the Land and Improvements, shall have been properly executed in recordable form and delivered to Bank, subject to those matters reflected in the Title Policy.

         4.4 INDEMNITY. The Hazardous Substance Certificate and Indemnification Agreement, properly executed by Borrower and each Guarantor, shall have been delivered to Bank.

         4.5 FINANCING STATEMENTS. The Financing Statements on forms approved f or filing in the appropriate state and local filing offices shall have been properly executed.

         4.6 TITLE POLICY. A standard ALTA mortgagee title policy insuring the lien of the Mortgage as a first priority lien encumbering the Land and Improvements from a company or from companies approved by Bank (including any reinsurance agreements required by Bank, together with direct access provisions in favor of Bank): (1) providing coverage for the full principal amount of the Loan, (2) providing a variable rate endorsement, if appropriate, the Form 9 Endorsement, the Revolving Loan Endorsement, the Survey Endorsement, and any other endorsements requested by Bank, (3) deleting all "standard" exceptions except taxes for the current year, (4) insuring all appurtenant easements, (5) containing no bankruptcy or creditors' rights exceptions or exclusions; and (6) containing no title exceptions other than the Permitted Exceptions or the other exceptions approved by Bank.

         4.7 TITLE EXCEPTIONS. Copies of all documents creating exceptions to the Title Policy.

         4.8 SURVEY/RECORDED AND PRELIMINARY PLAT/APPROVED SITE PLAN. Three (3) copies of a recent survey of the Land prepared by a registered land surveyor acceptable to Bank and certified to Bank, the title insurance company, and Borrower. Such survey shall contain a certification as to the applicable flood zone (s) for the Land, and a certification that the survey was and in accordance with the Minimum Technical Standards for Surveys as set fourth in Chapter 21HH-6, Florida Administrative Code. In addition, a copy of the boundary plat for the Land and a copy of the site plan is required approved by all applicable governmental authorities. Notwithstanding the foregoing, the Bank will not unreasonably withhold its consent to the execution of the final plat and will join when requested by Borrower. A recorded copy of the plat shall be delivered to Bank prior to any Construction Line funding requests for Units with Firm Contracts.

         4.9 FLOOD HAZARDS. Evidence as to whether or not the Land is located within an area identified as having "special flood hazards" as such term is used in the Federal Flood Disaster Protection Act of 1973.

         4.10 FLOOD HAZARD INSURANCE. If all or any part of the Improvements is or is to be located in an area having "special flood hazards", a flood insurance application or policy naming the Bank as mortgagee must be submitted to Bank at such time as it is commercially available. Satisfactory evidence of premium payments must also be provided.

         4.11 BUILDER'S RISK INSURANCE. A builder's risk insurance policy meeting the requirements set forth in the Mortgage.

         4.12 LIABILITY INSURANCE. Liability insurance meeting the requirements set forth in the Mortgage.

         4.13 BORROWER'S ORGANIZATIONAL DOCUMENTS AND RESOLUTIONS. A certified copy, from the appropriate governmental body or corporate officer, of organizational documents of Borrower, and any partner of Borrower, as appropriate, certifying that Borrower and/or such partner (i) is duly organized, validly existing, and in good standing under the state of its existence, (ii) has the authority under such documents and laws to enter into the Loan as contemplated by the Loan Documents, and (iii) has made all appropriate filings, including without limitation, qualification to do business in the State of Florida, necessary to enter into the Loan and execute the Loan Documents. Additionally, Borrower shall provide
(i) if appropriate, certified resolutions or other internal documents or writing of Borrower and such partner evidencing that Borrower and such partner have taken all requisite organizational action, and received all organizational approvals necessary to enter into the Loan and execute the Loan Documents, and
(ii) such other documents or writings as Bank may request.

         4.14 GUARANTOR'S ORGANIZATIONAL DOCUMENTS AND RESOLUTIONS. INTENTIONALLY OMITTED.

         4.15 FICTITIOUS NAME CERTIFICATE. If Borrower utilizes or intends to utilize a fictitious name, a copy of the Fictitious Name Certificate of the Borrower issued by the Florida Secretary of State.

         4.16 ATTORNEY'S OPINION. The written opinions of counsel to Borrower and Guarantor, addressed to Bank, acceptable to Bank and Bank's counsel, as to those matters required by Bank. The attorney's opinion, with respect to the enforceability of remedies provided in any instrument may be made subject to or affected by, applicable bankruptcy, moratorium, reorganization, insolvency or similar laws from time to time in effect affecting the rights of creditors generally. As to matters of fact, such opinions may be qualified to the extent of the knowledge of such counsel based upon inquiry and reasonable investigation.

         4.17 RESTRICTIVE COVENANTS. A copy of the executed and recorded homeowners, documents, filed articles of incorporation for the homeowners, associations, executed by-laws for the associations, and any other related documents as Bank may request for the Approved Project. Notwithstanding the foregoing, such documents shall be delivered to Bank prior to any Construction Line funding for Units with Firm Contracts and Bank agrees to not unreasonably withhold or delay its consent to such documents.

         4.18 FINANCIAL STATEMENTS. The updated Borrower prepared financial statements certified to the Bank must be received by Bank within thirty (30) days of the Closing Date. With respect to the Guarantors, signed personal financial statements on Bank forms shall be required prior to the Closing Date. All statements must include income and contingent liability information.

         4.19 COMPLIANCE WITH LAWS AND MATTERS OF RECORD. Satisfactory documentary evidence that the Land, and the intended uses of the Land are in compliance with all applicable laws, regulations and ordinances and private covenants, easements, and conditions of record. Such evidence is subject to approval by Bank and Bank's counsel and may include letters, licenses, permits, certificates and other correspondence from the appropriate Governmental Authorities, opinions of Borrower's counsel or other counsel, and opinions or certifications from the Architect, Engineer and the General Contractor. The laws, regulations and ordinances with which compliance should be evidenced include without limitation the following: health and environmental protection laws, laws related to or regulating water management districts, hazardous materials and substances and stormwater drainage, erosion control ordinances, tree and landscaping ordinances, building codes, land use requirements, threshold building consultant requirements, the Development of Regional Impact Statutes, doing business and/or licensing laws and zoning laws (the evidence submitted as to zoning should include the zoning designation made for the Land, the permitted uses of the Land under such zoning designation and zoning requirements as to parking, lot size, ingress, egress and building setbacks).

         4.20 TAXES. Evidence that the Land is, or will be, separately assessed for tax purposes and information as to tax parcel identification numbers, tax rates, estimated tax values and the identities of the taxing authorities. Also, Borrower shall submit proof that the taxes are paid current upon the Land.

         4.21 UTILITIES. Evidence of the availability and suitability of the water, sewer, telephone, electrical, and other utilities needed to properly service the Project in its intended use.

         4.22 PLANS AND SPECIFICATIONS. Two sets of the site development Plans which must have been approved in writing by Borrower and the General Contractor either by initialing same or by other written approval identifying all pages and dates, including revision dates. The Plans must include all site development (including storm drainage, utility lines, erosion control and landscaping) plans and specifications and must incorporate the recommendations in the soil testing report. Bank will engage its engineer to review such Plans to determine sufficiency of such under its guidelines.

         4.23 PERMITS. Borrower will provide a copy, certified by the Borrower to be a true and correct copy of the South Florida Water Management District Permit, if applicable.

         4.24 SOIL TESTS. A report as to soil borings made on the Land by a soil testing firm satisfactory to Bank. The number and location of such borings shall be in accordance with the recommendations of the soil testing firm and must also be satisfactory to Bank. The report shall include the recommendations of the soil testing firm as to the preparation of the soil needed in order to adequately support the Improvements, and shall be delivered and approved by Bank within sixty (60) days of the date of this Agreement.

         4.25 ENVIRONMENTAL ASSESSMENT.

              (a) An environmental assessment of the Land and Improvements performed at Borrower's expense by a licensed engineer or other environmental consultant satisfactory to Bank stating that:

                   i. the Land is not located within any area designated as a hazardous substance site by any of the Governmental Authorities; and

                   ii. no hazardous or toxic wastes or other materials or substances regulated, controlled, or prohibited by any federal, state, or local environmental laws, including but not limited to asbestos, are located on the Land or Improvements; and

                   iii. the Land has not been cited or investigated in the past for any violation of any such laws, regulations, or ordinances.

              (b) If the environmental assessment shall reveal any condition unacceptable to Bank, same shall constitute a Default hereunder and in addition to all remedies available to Bank, Bank shall be relieved of any obligation under the Commitment. If the environmental assessment recommends, or if Bank so requests, in its sole and absolute discretion, a Phase II audit, additional testing or remedial action, Borrower, at its sole cost and expense shall promptly conduct such additional audits and testing and/or complete such remedial action. Bank may require the Borrower to provide evidence that all necessary actions have been taken to remove any hazardous substance contamination and/or to restore the site to a condition acceptable to Bank and state and federal governmental agencies.

         4.26 TAXPAYER IDENTIFICATION NUMBER. Borrower's federal taxpayer identification number.

         4.27 BORROWER'S AFFIDAVIT. An affidavit of Borrower regarding the absence of any other parties in possession of the Land, stating that a notice of commencement has not been filed with respect to the Property, the non-commencement of construction of Improvements , and such other matters as may be requested by Bank.

         4.28 COMMITMENT FEE. The balance of the non-refundable commitment fee in the total amount of THIRTY FOUR THOUSAND AND NO/100 DOLLARS ($34,000.00) which was earned upon acceptance of the Commitment and the reserving of sufficient funds by Bank from which to make Loan disbursements, and is due and payable whether or not any disbursements are made hereunder.

         4.29 APPRAISAL. Bank shall have received a narrative appraisal certified to the Bank for the Land and site development improvements prepared by an appraiser acceptable to Bank.

         4.30 COMPREHENSIVE PLAN. Documentary evidence, satisfactory to Bank and its counsel, that Borrower's development proposal for the Project and the construction of the Improvements are consistent with concurrency requirements and other applicable provisions of the local comprehensive plan and local land development regulations, as defined and required by the Local Government Comprehensive Planning and Land Development Regulation Act, Florida Statutes.
Section 163.3161, et seq.

         4.31 FACILITIES FOR HANDICAPPED. Subsequent to the Closing Date but not later than the commencement of the construction of the sales center or the clubhouse, as applicable, Bank shall have received and approved evidence, satisfactory to Bank, that the Plans and specifications do, and the Improvements, when constructed, will comply to the extent applicable with all legal requirements regarding access and facilities for handicapped or disabled persons, including, without limitation, and to the extent applicable, Part V of the Florida Building Construction Standards Act entitled "Accessibility by Handicapped Persons", Chapter 553, Fla Stat.; the Federal Architectural Barriers Act of 1988 (42 U.S.C. ss.4151, et. seq.), The Fair Housing Amendment Act of 1988 (42 U.S.C. ss.3601, et. seq), The Americans With Disabilities Act Of 1990 (42 U.S.C. ss.12101 et. seq.), and The Rehabilitation Act of 1973 (29 U.S.C. ss.794).

         4.32 CONTRACTS. A copy of the executed contract for the purchase of th Land by the Borrower, if applicable.

         4.33 SUBORDINATION AGREEMENTS. Borrower will provide a fully executed original Loan Subordination Agreement, which document shall be recorded in the Public Records of Broward County, evidencing the subordination of Amresco Funding Corporation, a Delaware corporation's interest, as evidenced by that certain Mortgage, Assignment of Rents, and Security Agreement, dated March 29, 1996, and recorded April 3, 1996 in Official Records Book 24694 at Page 0744, of the Public Records of Broward County, Florida (the "Amresco Third Mortgage") and that certain Contingent Mortgage, Assignment of Rents and Security Agreement, dated March 29, 1996 and recorded April 3, 1996, in Official Records Book 24694 at Page 0787, of the Public Records of Broward County, Florida, (the "Amresco Fourth Mortgage") the Bank's Mortgage.

         4.34 MISCELLANEOUS. All other Loan Documents or items that are customarily provided in loan transactions of this type and all other loan documents or items set forth in the Commitment.

                                    ARTICLE V
               CONDITIONS PRECEDENT TO FIRST SITE DEVELOPMENT AND
                           CONSTRUCTION DISBURSEMENTS

         5.1  A&D NOTE DISBURSEMENTS. INTENTIONALLY OMITTED.

         5.2 CONSTRUCTION LINE DISBURSEMENTS. Under the Construction Line, Bank shall not be obligated to make the first Loan disbursement for construction of a particular Unit until all of the following conditions have been satisfied by proper evidence, execution and/or delivery to Bank of the following items, all in form and substance reasonably satisfactory to Bank and Bank's counsel:

              (a) There shall be no Loan Default or Default Condition, which has not been cured with any applicable grace period.

              (b) The Land shall be free and clear of all liens and encumbrances except for Bank's Mortgages in favor of Bank and the Permitted Exceptions, the Amresco Third Mortgage and the Amresco Fourth Mortgage.

              (c) All conditions precedent as set forth in Article IV shall have been satisfied.

              (d) Bank shall have received an appraisal for such Unit, in form and substance satisfactory to Bank, indicating its "completed value".

              (e) If the Unit is a Pre-Sold Unit, the requirements necessary for establishing a Firm Contract shall have been met.

              (f) Bank shall have received satisfactory evidence that the Unit is covered by Borrower's builder's risk insurance policy; if the Unit is located in a flood hazard zone, Bank shall have received satisfactory evidence that the Unit is covered by Borrower's flood insurance policy or that application for flood insurance has been made.

              (g) Bank shall have received a true and correct copy of the Cost Breakdown and Plans for that Unit type.

              (h) Bank shall have received a copy of the Notice of Commencement recorded for that Unit under the Florida Construction Lien Act, which Notice of Commencement must have been recorded after the recording of Bank's Mortgage.

              (i)  Bank shall have received and approved Borrower's Draw
         Request.

              (j) Bank is satisfied that all roads necessary for ingress and egress to the Unit and the Approved Project have been completed or will be completed and that all utility services necessary for the construction of the Improvements are available at the boundaries of the Land and will be available to the boundary of the lot upon which the Unit will be constructed.

              (k) Borrower shall have paid to Bank a fee in the amount of ONE HUNDRED FIFTY AND NO/100 DOLLARS ($150.00) per Unit for property inspections in connection with up to a maximum of ten (10) draw requests (such fee may be paid from the initial construction funding on each Unit). Thereafter, Borrower shall pay Bank FIFTY AND NO/100 DOLLARS ($50.00), for each inspection per Unit in connection with a draw request (such fee shall be a charge against the per Unit construction funding for such Unit).

              (l) Bank shall have received a copy of the building permit and all permits pursuant thereto for the Unit to be constructed.

              (m) The third party purchaser's interest in the Mortgaged Property and under the Firm Contract shall be expressly subordinated to the lien and operation of Bank's Mortgage.

              (n) Two sets of the Plans (including standard Unit floor plans) which must have been approved in writing by Borrower and the General Contractor either by initialing same or by other written approval identifying all pages and dates, including revision dates. The Plans must include architectural, structural, mechanical, plumbing and electrical plans and specifications and must incorporate the recommendations in the soil testing report.

              (o) APPRAISAL. Borrower shall have furnished Bank with narrative appraisals certified to the Bank for each base Unit model type on a standard non-premium lot prepared by an appraiser acceptable to Bank.

              (p) COST BREAKDOWN. A detailed cost breakdown for the construction of each base Unit model type. At Borrower's expense, Bank will engage its engineer to review such costs to determine sufficiency of same under the Bank's guidelines.

              (q) CONTRACTS. The proposed contract for sale and purchase of a completed Unit, and other documents to be used by Borrower to market and convey Units in the Approved Project.

              (r) ARCHITECT'S CONTRACT. Copies of the contracts signed by Borrower and Architect for design and supervisory services.

              (s) CONTRACTOR'S CONTRACT. Copies of the contracts signed by the Borrower and Contractor for construction services related to the Units.

              (t) CONSENT OF THE ARCHITECT. Consents from the Architect to Borrower's assignments to Bank of Borrower's interests in the contract with such party. In addition, the design architect, if any, shall agree that Bank may use and copy the Plan if a Default occurs. In furtherance of the assignment granted herein, Borrower shall cause all contract parties to acknowledge this assignment to Bank and agree to continue such contract on the same terms as presently exist if Bank shall succeed to the interest of Borrower thereunder and if so requested by Bank.

                                   ARTICLE VI
                      CONDITIONS PRECEDENT TO DISBURSEMENTS
                        FOLLOWING THE FIRST DISBURSEMENT

         6.1  GENERAL PERIODIC DISBURSEMENTS UNDER THE A&D NOTE AND
CONSTRUCTION LINE. Bank shall not be obligated to make any Loan disbursements after the first disbursement provided for in Article V under the A&D Note or the Construction Line until all of the following conditions have been and remain satisfied as of the date of each such disbursement:

              (a) All of the conditions stated in Article III hereof, including, without limitation submission of a Draw Request.

              (b) A request for payment signed by Borrower setting forth a detailed breakdown of the disbursement requested in a format acceptable to Bank.

              (c) Construction of the Improvements for which such Draw Request has been made has been performed in accordance with the Plans, the Construction Schedule, and all terms and conditions hereunder.

              (d) The Title Policy insurer shall have issued to the Bank an ALTA Construction Endorsement Form to the Title Policy updating the Policy and listing any additional subordinate matters or certifying that no lien or other interest shall have attached to the Project other than the interest of Bank pursuant to the lien of the Security Documents, whether superior or subordinate to such lien, except taxes for the current year and other matters acceptable to Bank, and there are no liens which may take priority over the disbursement to be made and there are no survey exceptions not theretofore approved by Bank in writing.

              (e) At the time of each disbursement: (i) Bank is reasonably satisfied with the progress of construction; (ii) in Bank's reasonable opinion, the equity requirements set out in Section 2.5 and 3.6 are satisfied; and (iii) no Default Condition or Default exists under the Loan Documents.

              (f) Bank shall have received Bank's Construction Inspector's approval to the Borrower's requisition for any hard costs.

              (g) Bank shall have received copies of all notarized partial release lien waiver forms executed by each appropriate subcontractor, supplier and/or materialman which have filed a Notice to Owner.

              (h) An Owner's Affidavit from Borrower certifying that the funds disbursed to date by Bank have been paid to the appropriate parties.

              (i) No litigation, arbitration or other proceeding shall have been commenced against Borrower or the General Contractor, which in Bank's judgment, materially impairs, or is likely to materially impair the Borrower's or the General Contractor's ability to complete the Project.

              (j) As and when reasonably requested by Bank, a recertification of the Survey reflecting all changes in the physical conditions of the Land and Improvements subsequent to the date of the last certification of the Survey. Each such recertification shall show all construction work in place.

              (k) Bank, based on the advice of its Construction Inspector, must believe in its reasonable opinion that construction can be completed within the time frame set forth in Paragraph 2.6(g) herein as to the Units under the Construction Line.

              (l) There shall not have been any destruction or casualty to the Improvements not covered by insurance.

              (m) If the Draw Request requires an amendment to the Use of Proceeds or the Percentage Completion Draw Schedule or reallocation of hard cost items which would require contractor and lienor notice under ss.713.347(2), Fla. Stat., written notice from owner to the Contractor and all required lienors, in compliance with ss.713.347,(2) Fla. Stat., and countersigned by the Contractor and any lienors who have provided notices to owner.

              (n) RETAINAGE. Bank has the right to withhold the final six percent (6.0%) of the individual unit's construction loan until such time as the Certificate of Occupancy or Final Certificate of Inspection by the appropriate governmental authority is issued.

         6.2 CONSTRUCTION LINE PERIODIC DISBURSEMENTS. The following additional conditions shall have been and remain satisfied as of the date of each Construction Line disbursement for a Unit:

              (a) At request of Bank, if the slab has been poured on a lot, a satisfactory foundation or tie-in survey for such lot shall have been submitted to Bank consistent with the requirements herein prior to any draws subsequent to the initial draw.

              (b) At request of Bank, soil report as to the compaction and other soil test on the Land by a soil testing firm satisfactory to Bank, at such times and in such locations as recommended by such firm. Borrower shall promptly submit to Bank copies of all such reports, together with any other physical tests made on the Land, the Improvements, or the materials to be incorporated into the Improvement and shall, at its sole cost and expense, cause such additional test to be made from time to time, as Bank may reasonably require.

              (c) At such time as any portion of the Improvements are occupied, Borrower shall submit to Bank an "all risk" permanent hazard insurance policy with respect to such Improvements, complying with the requirements set forth in the Mortgage, and including a Replacement Cost and Agreed

         Amount/Stipulated Value Endorsement and such other endorsements as are deemed necessary by Bank, together with evidence that all insurance premiums have been paid.

              (d) After the slab has been poured, no additional advances toward construction shall be made until after the effective date of the flood hazard application/policy.

         6.3 REQUIREMENTS FOR DISBURSEMENT AT COMPLETION. Bank shall not be obligated to make the final construction disbursement for a Unit until all of the following additional conditions have been satisfied:

              (a) The Units which have been commenced have been substantially completed and are substantially in accordance with the Plans, and certificates as to such Completion have been issued in satisfactory form to Bank by the Architect/Engineer and the General Contractor, including, without limitation, Architect's Certificate of Completion together with AIA G704 Certificate of Substantial Completion, Contractor's Certificate of Completion together with the AIA G704 Certificate of Substantial Completion and, if applicable, the Engineer's Certificate of Completion, and certificates as to occupancy and use have been issued by the appropriate Governmental Authorities (and copies provided to Bank).

              (b) Bank has received three (3) copies of an "as-built" survey prepared by a registered surveyor consistent with Section 4.8 above and additionally showing all of the Improvements in place.

              (c) Bank has received two sets of detailed as-built plans and specifications approved and identified as such in writing by Borrower, the Architect/Engineer and the General Contractor. The two sets must include plans and specifications for (i) as to the Construction Line, architectural, structural, mechanical, plumbing and electrical details; and (ii) as to the A&D Note, all site development (including without limitation, storm drainage, easements, utility lines and landscaping) work, as applicable.

              (d) Bank has received final lien waivers and releases from the General Contractor and all general contractors, subcontractors, subcontractors, suppliers, laborers, and materialmen certifying that they and all parties in privity with them have been paid in full and waiving their lien rights against the Project (or such lot, as appropriate).

              (e) Bank has received an inspection report performed by this Construction Inspector in substance satisfactory to Bank and Construction Inspector's written approval of the final Draw Request.

                                   ARTICLE VII
                     THE BORROWER'S CONVENTS AND AGREEMENTS

         7.1 PAYMENT AND PERFORMANCE. Borrower will pay when due or within any applicable grace period all sums owing to Bank under the Note, this Loan Agreement, the Mortgage and the other Loan Documents, and perform all obligations as outlined or referenced therein.

         7.2 FURTHER ASSURANCES. On demand by Bank, Borrower will do any act and execute any additional documents reasonably required by Bank to secure the Loan, to confirm or perfect the lien of the Security Documents, including, but not limited to, additional financing statements or continuation statements, new or replacement notes and/or Security Documents and agreements supplementing, extending or otherwise modifying the Loan Documents, certificates as to the amounts of the indebtedness evidenced by the Note from time to time, and certificates that Borrower knows of no defaults by or defenses or set-offs against Bank as long as such certificate represents the true statement of Borrower.

         7.3 CONSTRUCTION. The Borrower will: (a) continue conscientiously the construction of the Improvements; (b) not discontinue or permit the discontinuance of work on the Improvements for longer than fifteen (15) consecutive days, (c) in any event, complete the Improvements, including installation of any required items of personalty in substantial compliance with the Plans, free and clear of liens or claims of liens for material supplied or for labor or services performed in connection with the construction of the Improvements; and (d) not file, prior to the recording of the Mortgage, a Notice of Commencement for the Approved Project. Notwithstanding the foregoing, any delays in the event of unavailability of materials at reasonable cost, strikes, other labor problems, governmental order, acts of God or other events which would support a defense based upon impossibility of performance for reasons beyond the control of Borrower shall not be a breach of Borrower's responsibilities under this Section VII.

         7.4 PAYMENT OF CONTRACTORS. Borrower covenants to advise Bank immediately, and in writing if Borrower receives any claim of lien in connection with any services, labor or materials furnished in connection with the construction of Units, and to remove such liens within thirty (30) days of the date of filing. Borrower shall comply with the Construction Contract Prompt Payment Law contained in the Florida Construction Lien Law, Chapter 713, Fla. Stat. Notwithstanding the foregoing, Borrower shall not be in Default under this paragraph if the number and amount of such liens are under the amounts set forth in Section 9.1(g).

         7.5 FEES AND EXPENSES. Whether or not the Loan is made or all Loan proceeds disbursed hereunder, Borrower agrees to pay all expenses incurred by Bank, or by Borrower in order to meet Bank's requirements, in connection with the Loan, including without limitation, commitment and renewal fees or deposits to Bank, fees for appraisal, environmental assessment, reappraisal, survey, recording, title insurance, builder's risk and other insurance premiums, brokerage commissions and claims of brokerage, property taxes, intangible taxes, documentary stamp taxes, architect's fees, engineer's fees, inspection fees, the General Contractor's fees, and such legal fees and costs incurred by Bank in connection with the making and administration of the Loan, the enforcement, of Bank's rights under the Loan Documents, arbitration, the renewal, modification, or extension of the Loan, or in connection with litigation or threatened litigation by a third party which arises because Bank made the Loan. Any such amounts paid by Bank shall constitute part of the indebtedness which is secured by the Security Documents, and shall be due and payable upon demand.

         7.6 INSURANCE. Borrower covenants to maintain insurance, as required herein and in the Mortgage.

         7.7 TAXES AND INSURANCE. Upon the request of Bank, Borrower shall submit to Bank such receipts and other statements which shall evidence, to the satisfaction of Bank, that all taxes (by April 30th of each year), assessments and insurance premiums have been paid in full.

         7.8 TITLE POLICY. When requested by Bank during the Loan term, Borrower shall provide an endorsement to the Title Policy certifying that (a) real estate taxes due through such date have been paid; (b) no additional restrictions or encumbrances are of record which have not been approved by Bank; and (c) no liens or lis pendens have been filed against the Land or the Improvements. In the event that periodic title endorsements are not required to be issued in connection with the title insurance, Borrower agrees to cause title endorsements to be issued as reasonably required by Bank. When requested, after the final disbursement of Loan proceeds, Borrower will provide Bank with an endorsement to the Title Policy insuring the principal balance of the Loan and containing no exceptions not approved by Bank.

         7.9 ADDITIONAL CONSTRUCTION. Borrower shall not construct or permit the construction of any improvements other than options prepaid by end purchasers on the Approved Project other than those Improvements described in the Plans, or approved in writing by Bank.

         7.10 SALES REPORTS. Within ten (10) days after the end of each month Borrower shall deliver to Bank a Sales Report covering that month such Sales Report shall include, among other things as may be required by Bank, a cumulative summary of the number of Units sold, closed and under construction as well as the number of Spec and Model Units in each Transeastern Properties, Inc., a Florida corporation project.

         7.11 INSPECTION. Borrower will permit Bank and its authorized agents to enter upon the Project during normal working hours and as often as Bank desires, for the purpose of inspecting the construction of the Improvements. When requested, Borrower will furnish to Bank detailed plans, shop drawings and specifications which relate to the Improvements. Failure of Bank or its authorized agents to discover deficiencies in or to reject materials or workmanship incorporated or provided to the Improvements shall not make Bank or its agent liable to Borrower or to any other person on account of such failure, nor shall any prior failure constitute a waiver of Bank's right to subsequently reject any such workmanship or materials. Borrower specifically acknowledges that all inspections undertaken by Bank or its agent shall be for the sole benefit of Bank and not for Borrower, any Guarantor, or any third party.

         7.12 FOUNDATION AND OTHER SURVEYS. Under the Construction Line, upon the completion of the construction of the foundation of each unit, Borrower will promptly submit to Bank for its approval one (1) copy of a foundation survey of the Project prepared by a registered land surveyor and consistent with the requirements of Section 4.8 above. In addition to the surveys specifically required by this Agreement, Borrower shall provide Bank during construction with such additional surveys as requested by Bank.

         7.13 SOIL AND OTHER TESTS. A report as to the compaction or other soil tests made on the Land by a soil testing firm shall also be submitted to Bank when so requested in accordance with the requirements of paragraph 4.24 above. The number and locations of such soil tests shall be in accordance with the recommendations of the soil testing firm. Borrower shall promptly submit to Bank copies of reports of all other physical tests made on the Land, the Improvements or the materials to be incorporated into the Improvements and shall, at Borrower's expense, cause to be made such additional tests from time to time as Bank may reasonably require.

         7.14 USE OF LOAN FUNDS. Borrower shall use all Loan proceeds disbursed to Borrower solely in payment of costs incurred in connection with constructing the Project, in accordance with the Cost Breakdown and Use of Proceeds.

         7.15 AVAILABILITY OF UTILITIES. All utility services necessary for the construction of the Improvements and the operation thereof for their intended purposes are presently available or will be available when needed through presently existing public or unencumbered private easements or rights-of-ways in accordance with validly executed and enforceable utility service agreements between Borrower and the provider of each of such services (the "Utility Service Agreements"), if applicable (which would inure to the benefit of Bank in the event of the foreclosure of the Mortgage) at the boundaries of the Land, including but not limited to, water, storm and sanitary sewer, gas, electric and telephone facilities, and all such utilities are non-interruptible. Borrower shall also provide Bank with copies of all Utility Service Agreements.

         7.16 HAZARDOUS SUBSTANCES. Borrower affirms and incorporates by reference the representations, warranties, terms, conditions, and indemnities contained in that certain Hazardous Substance Certificate and Indemnification Agreement of even date herewith.

              At any time deemed necessary by Bank, in its sole and absolute discretion, Bank may, at its election, obtain one or more environmental assessments of the Land prepared by a geohydrologist, an independent engineer, or other qualified consultant or expert approved by Bank evaluating or confirming (i) whether any Hazardous Substances as defined in other Loan Documents are present in the soil or water at the Land and (ii) whether the use and operation of the Land complies with all applicable Environmental Laws relating to air quality, environmental control, release of oil, hazardous materials, hazardous wastes and hazardous substances, and any and all other applicable environmental laws. Environmental assessments may include detailed visual inspections of the Land including, without limitation, any and all storage areas, storage tanks, drains, dry wells, and leaching areas, as well as such other investigations or analyses as are necessary. or appropriate for a complete determination of the compliance of the Land and the use and operation thereof with all applicable Environmental Laws. Such environmental assessments shall be at the sole cost and expense of Borrower. In the event that it is determined that additional tests and/or remediation are necessary as a result of the aforesaid assessments, or in the event such additional testing or remediation is recommended by the aforesaid assessments, the Borrower agrees to immediately perform the tests or undertake the remediation as recommended. In the event contamination or other environmental problem is found on the Property, the Borrower shall be in Default hereunder after a thirty (30) day cure period.

         7.17 CAPITAL ADEQUACY. INTENTIONALLY OMITTED.

         7.18 INDEMNIFICATIONS. The Borrower and the Guarantor shall indemnify and hold Bank and its directors, officers, agents, employees, and attorneys harmless from all liability, loss, expense or damage of any kind or nature, including, without limitation, any suits, proceedings, claims, demands, or damages (including attorneys' fees and costs paid or incurred in connection therewith at both trial and appellate levels), incurred or arising by reason of:

              (a) The Commitment or the making of the Loan (except for liability, loss, expense or damage arising from the willful misconduct or gross negligence of Bank);

              (b) Any claim or action for the payment of any brokerage commissions or fees which may be claimed to be payable in connection with the Commitment; and

              (c) The past, present or future handling, storage, transportation, or disposal of hazardous substances upon the Land. Notwithstanding the foregoing, Borrower's and Guarantor's indemnity shall be limited to the extent provided in the Hazardous Substance Certificate and Indemnification Agreement executed by such parties as of the Closing Date.

         These indemnifications shall survive the full payment and performance of the obligations of the Borrower under the Loan documents except as set forth above and in the Hazardous Substance Certificate and Indemnification Agreement.

         7.19 FINANCIAL STATEMENTS. Borrower and each Guarantor shall submit annual and interim financial statements as set forth below and when so requested by Bank. Such statements shall include, at a minimum: a balance sheet; an income and expense statement; a statement showing contingent liabilities; and any supporting schedules or documentation which Bank may require. Each unaudited statement must contain a certification to Bank of the statement's accuracy and completeness signed by an authorized officer or the individual, as applicable. Annual statements of business entities (including corporations and partnerships) shall be audited by a certified public accountant reasonably acceptable to Bank and shall be submitted no later than one hundred twenty (120) days after fiscal year end. Interim statements shall be submitted within forty five (45) days of each quarter end certified to Bank by the financial officer of Borrower. Guarantor's personal financial statement shall be submitted to Bank prepared on Bank's approval form within one hundred twenty (120) days of each calendar year end. Borrower and Guarantor shall provide Bank with annual tax returns within thirty (30) days of filing.

         7.20 APPRAISALS. Bank must order, at Borrower's expense, and receive a narrative discounted appraisal on the Land by an appraiser acceptable to Bank and Bank must review said appraisal prior to Closing Date. At any time during the term of the Loan, the Loan balance, including the unfunded but committed portion, may not be in excess of seventy five percent (75%) of the Loan-to-value with "value" being defined as, on a discounted basis, "as if" fully developed with respect to Land for which development funding has commenced or is available to commence and raw Land for which development has not commenced or is not available to commence, all contemplated site development and Unit improvements. In addition to the appraisal required by Bank prior to closing of the Loan, updated appraisals shall be prepared at Borrower's expense when requested by Bank but in no event more tan annually, if Bank believes, in its sole discretion, that the value of the collateral for the Loan would render the Loan-to-value to less than seventy five percent (75%) as defined above. Borrower shall cooperate fully with the appraisal process and shall allow the appraisers reasonable access to the Approved Project.

         7.21 LEASES AFFECTING APPROVED PROJECT. Borrower shall not, without the express prior written consent of Bank, enter into any lease affecting the Approved Project or any part thereof.

         7.22 ASSIGNMENT OF CONTRACTS. As additional security for the Loan and for the performance by Borrower of all of its obligations hereunder, Borrower hereby assigns to Bank all of Borrower's interest in any and all contracts, agreements, permits, licenses, approvals, or other documents or writings relating to the construction, leasing, management or operation of the Improvements, including but not limited to the Construction Documents, the architect's contract, the engineer's contract, site development contractor's and the Plans. This assignment shall not, however, be deemed to impose upon Bank any of Borrower's obligations under any such contract. Incident to the assignment of the Construction Documents, the architect's contract, site development contractor's contract, the engineer's contract, and the Plans, Borrower will fulfill the obligations of Borrower thereunder, enforce the performance thereof and give immediate notice to Bank of any default by the architect, site development contractor, the engineer, or the General Contractor thereunder. Further, Borrower will not, without the prior written consent of Bank (i) materially modify, or amend the terms of the architect's contract, the Plans, engineer's contract, site development contractor's contract or the Construction Documents; or (ii) waive or release the performance of any material obligation to be performed by the architect, the engineer, site development contractor or the General Contractor thereunder.

         7.23 SUBORDINATE FINANCING. Borrower shall not permit there to exist nor shall Borrower obtain any subordinate or secondary financing of the Land or any other property granted as security for the Loan, except for that certain loan in favor of Amresco Funding Corporation, a Delaware corporation, which loan is secured by that certain mortgage dated March 29, 1996 and recorded in Official Records Book 24694 at Page 0744 of the Public Records of Broward County, Florida and that certain contingent return mortgage dated March 29, 1996 and received in Official Records Book 24694 at Page 0787 of the Public Records of Broward County, Florida, both of which have been voluntarily subordinated to Bank's mortgages.

         7.24 TRANSFER OF PROPERTY OF BORROWER. The Borrower shall not permit any change in its ownership (or the ownership of its general partners, if applicable), its corporate or trade name, the nature and operation of its business or the nature and character of the Borrower or the Approved Project, nor shall the Borrower sell, assign, transfer, hypothecate or dispose of all or any portion of the Land, Improvements, or the Approved Project, except as may be permitted hereby, without the prior written consent of Bank, which consent shall be withheld or granted in Bank's sole and absolute discretion.

         7.25 PARTIAL RELEASES OF PROPERTY. Provided the Borrower is not then in Default hereunder, under the Note, the Mortgage or any other Loan Document, Bank will provide partial releases in respect of its interest under the Mortgage and other Loan Documents upon the terms and conditions set out in Exhibit "B" attached. Payments made for releases shall be applied by Bank against the outstanding principal of the Loan unless the release payment is calculated to take into account allocable interest or other constituent costs or accruals, in which event Bank may apply the release payment in accordance with such calculations. Borrower agrees to reimburse Bank for all out-of-pocket fees and costs, as set forth in Exhibit "B" hereto in connection with the granting of such partial releases and shall provide Bank with any and all information requested by Bank with respect to the Unit to be released.

              Notwithstanding anything contained herein to the contrary, if Borrower applies for the partial release of a lot from the lien of the Mortgage and other Loan Documents and there is not then any outstanding principal balance under the A&D Note, but there are outstanding letters of credit (either drawn or undrawn upon) issued by Bank on Borrower's behalf which are secured by the Mortgage (the "Secured Letters of Credit"), the Lot

Release Price (computed in a redefined manner as follows: that certain amount derived by dividing the sum of all remaining outstanding letters of credit by the number of remaining developed lots encumbered by the Mortgage) shall nevertheless be due and payable as a precondition to Bank's obligation to grant a partial release or permit the commencement of a Unit on a particular lot, as applicable, and the Lot Release Prices paid for partial releases in this situation (collectively, the "Partial Release Funds") shall be placed by Bank in an account in Borrower's name, which account shall be pledged by Borrower to Bank as additional collateral for the Loan and the indebtedness of Borrower to Bank arising out of the Secured Letters of Credit. Borrower shall have no rights to make withdrawals or otherwise receive disbursements from the pledged account. Borrower agrees to execute any and all documents required by Bank to evidence the pledge of the Partial Release Funds. If the Secured Letters of Credit are drawn, or if Borrower Defaults under the Loan Documents, Bank may, in its sole and absolute discretion, and in addition to any and all of its available rights and remedies under the Loan Documents, the documents evidencing the Secured Letters of Credit, or otherwise, apply the Partial Release Funds to reimburse Bank for any drawings made under the Secured Letters of Credit and to any then outstanding balance under the Loan. If said Secured Letters of Credit are reduced or released, the pledged account will be reduced or released as well and shall be returned to Borrower.

              Notwithstanding any provision herein to the contrary, if Bank at its sole discretion has agreed to issue letters of credit for the performance of site development work contemplated in this Agreement, sufficient availability for funding such scope of work must exist under the Use of Proceeds for which the letter of credit is being requested.

         7.26 DISCLOSURE OF CONTRACTS AND NOTE. Borrower shall disclose to Bank upon demand, the names of all persons with whom Borrower has contracted or intends to contract for any construction or for the furnishing of labor or materials therefor, and when required by Bank obtain the approval by Bank of all such persons. Borrower shall upon Bank's request, at all times during the construction period of any Improvements, provide to the Bank, within ten (10) days of the Borrower's receipt thereof, copies of all notices to owner, claims of lien, and demands for sworn statement of account, issued by any party, whether pursuant to any notice of commencement or otherwise, in connection with the Approved Project or the Land.

         7.27 CONSTRUCTION LIEN LAW NOTIFICATION REQUIREMENTS. Borrower hereby authorizes Bank to provide written notices to Contractor and lienors providing notices to owner pursuant to ss.713.3471 (1)(a), Fla. Stat., and ss.713.3471
(2)(b), Fla. Stat., to the extent such notices are required by law. Borrower hereby releases Bank and waives all claims it may have against Bank for damages Borrower may incur as a result of Bank's failure to deliver said notices. Borrower hereby agrees to provide all required notices to the Contractor and all lienors providing notices to owner in compliance with ss.713.3471(2)(a), Fla. Stat., in a timely fashion.

         7.28 AMENDMENTS TO COST BREAKDOWN. If Borrower amends the Cost Breakdown or reallocate items in the Cost Breakdown such that written notice to the Contractor and lienors serving notices to owner would be required under ss.713.3471(2)(a), Fla. Stat., (1992), Borrower agrees to provide written notice to the Contractor and all required lienors in compliance with ss.713.3471
(2)(a), Fla. Stat., Bank shall not be obligated to make any disbursements of Loan proceeds until Borrower has provided Bank with copies of any required notices to the Contractor and required lienors in compliance with ss.713.3471
(2)(a), Fla. Stat., together with evidence that such notices have been countersigned by the Contractor and all lienors who are required to receive the notice under ss.713.3471 (2)(a), Fla. Stat., thereby confirming receipt thereof.

         7.29 AMENDMENT TO THE USE OF PROCEEDS. With the written authorization of Borrower or Borrower's authorized representative only, as evidenced by Borrower's Draw Request, Bank may amend the Use of Proceeds or reallocate funds designated for specific line items to other line items. Such amendment may be evidenced by Borrower's Draw Request or by an Amended Use of Proceeds Schedule and may be made without the consent of the Guarantors. Bank shall not be permitted to reallocate items in the Use of Proceeds without the Borrower's or Borrower's authorized representatives prior written consent.

         7.30 LOAN FEES. INTENTIONALLY OMITTED.

         7.31 MINIMUM A&D NOTE REPAYMENT SCHEDULE. INTENTIONALLY OMITTED

         7.32 AMERICANS WITH DISABILITIES ACT. Borrower covenants and agrees that, during the term of the Loan, to the extent such Act is applicable, the Improvements and Approved Project will be in full compliance with the Americans with Disabilities Act ("ADA") of July 26, 1990, 42 U.S.C Section 12191, et. seq.) as amended from time to time, and the regulations promulgated pursuant thereto. Borrower shall be solely responsible for all ADA compliance costs, including without limitation, attorneys' fees and litigation costs, solely relating to such period in which Borrower is the owner of the Land which responsibility shall survive the repayment of the Loan and foreclosure of the Land and Improvements.

         7.33 REGULATION "Z". The Loan is exempt from the provisions of the Federal Consumers Credit Protection Act (Truth-in-Lending Act) and Regulation "Z" of the Board of Governors of the Federal Reserve System, because Borrower is a person fully excluded therefrom, and/or because the Loan is only for business or commercial purposes of Borrower and the proceeds of the Loan are not being used for personal, household, family or agricultural purposes.

         7.34 FINANCIAL COVENANTS. Borrower shall at all times be prohibited from incurring or providing a guaranty for any additional debt, except trade accounts payable in the ordinary course of business relative to the Approved Project, or form pledging its assets to secure or guarantee any debt other than that of the Borrower.

         7.35 SUBORDINATION OF SHAREHOLDER LOANS. Borrower hereby subordinates, to the prior payment to Bank of all sums owing under the Loan, any and all loans, advances, and indebtedness owing from Borrower to shareholders of Borrower from time to time, whether or not evidenced by promissory notes. Borrower may make payments of principal and interest for any loan owing to its shareholders until the Loan is paid in full so long as no Default exists under the Loan.

                                  ARTICLE VIII
                         REPRESENTATIONS AND WARRANTIES

         8.1 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Bank that:

              (a) REPRESENTATIONS AND WARRANTIES IN MORTGAGE AND GUARANTY. All of the representations and warranties contained in the Mortgage and Guaranty are true and correct and are incorporated herein by reference as if set out in full.

              (b) OTHER FINANCING. The Borrower has not (i) received any other financing for the acquisition of or development and construction on the Land existing as of the date hereof for which a lien equal to or superior to Bank's mortgage could be successfully asserted, or (ii) received any other financing for the construction of the Improvements, except for financing in favor of Amresco Funding Corporation, a Delaware corporation's interest, as evidenced by that certain Mortgage, Assignment of Rents, and Security Agreement, dated March 29, 1996, and recorded April 3, 1996 in Official Records Book 24694 at Page 0744, of the Public Records of Broward County, Florida (the "Amresco Third Mortgage") and that certain Contingent Mortgage, Assignment of Rents and Security Agreement, dated March 29, 1996 and recorded April 3, 1996, in Official Records Book 24694 at Page 0787, of the Public Records of Broward County, Florida, (the "Amresco Fourth Mortgage") the Bank's Mortgage.

              (c) PLANS. The Plans have been or will be prior to use approved by the Borrower, the Guarantor, and each appropriate Governmental Authority.

              (d) GOVERNMENTAL REQUIREMENTS AND OTHER REQUIREMENTS. Borrower will cause the Land to be developed and the Units to be constructed.in accordance with the Plans submitted to and approved by Bank, and when so constructed the Land and the Units do and shall comply with all covenants, conditions and restrictions affecting the Land or any portion thereof, and do and shall comply with all Governmental Requirements.

              (e) USE OF THE APPROVED PROJECT. There is no (i) plan, study or effort by any Governmental Authority or any nongovernmental person or agency which may adversely affect the current or planned use of the Approved Project, or (ii) to the best of Borrower's knowledge any intended or proposed Governmental Requirement (including, but not limited to, zoning changes) which may adversely affect the current or planned use of the Approved Project.

              (f) MORATORIUM. There is no moratorium or like governmental order or restriction now in effect with respect to the Approved Project and, to the best of Borrower's knowledge, no moratorium or similar ordinance or restriction is now contemplated.

              (g) PERMITS. All permits, approvals and consents of Governmental Authorities and public and private utilities having jurisdiction necessary in connection with the Approved Project have been or will be issued and are or will be in good standing.

              (h) CONDITION OF APPROVED PROJECT. No defect or condition of the Land or the solid or geology thereof exists which will impair the construction, use, or the operation of the Approved Project for its intended purpose.

              (i) LABOR AND MATERIALS. All labor and materials contracted for in connection with the construction of the Improvements shall be used and employed solely on the Land in said construction and only in accordance with the Plans.

              (j) SURVEYS. The Survey, the preliminary plat for the Land, and all plot plans and other documents heretofore furnished by the Borrower to Bank with respect to the Land and Improvements are accurate and complete as of their respective dates. There are no encroachments onto the Land and no improvements on the Land encroach onto any adjoining property.

              (k) CONSTRUCTION COSTS. The amount of the hard costs and soft costs are accurate, true and correct and are satisfactory to Borrower.

              (l) SALE OF SECURITIES. The Borrower has not instituted, caused to be instituted or been a party to and, to the best of Borrower's knowledge, there has not been any public offering with respect to the Land and Improvements, or either, within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934.

              (m) CONSTRUCTION LIEN LAW. At the time of Closing and at the time of the recording of the Mortgage, no work has been done on Improvements or on the Approved Project by the Borrower or anyone else acting for, or on behalf of the Borrower, and no materials have been placed on the Property by any materialmen or by anyone else. No Notice of Commencement has been recorded in the Public Records with respect to the Approved Project or the Land at the time of Closing. Borrower shall not permit the commencement of any excavation or construction work of any nature whatsoever, nor the delivery of any materials to the Approved Project or the Land, prior to the recordation and posting of a Notice of Commencement as hereinafter set forth. Borrower shall execute an appropriate Notice of Commencement and cause the same to be recorded in the public records of the county in which the Property is located in sequence after the recording of the Mortgage. Borrower shall post a certified copy of the Notice of Commencement on the Approved Project, in strict conformity with the Florida Construction Lien Law. If construction is commenced prior to the recordation and posting of the Notice of Commencement, or the Notice of Commencement is recorded prior to the Mortgage, Bank shall have the absolute right to cancel this Agreement and be immediately reimbursed by Borrower for all disbursements of loan proceeds, together with expenses and reasonable attorneys' fees incurred in, connection therewith. Construction shall commence within ninety (90) days after recordation of the Notice of Commencement. Construction shall proceed continuously in a workmanlike manner. Bank reserves the right to require Borrower to furnish an itemized cost breakdown for the Improvements to be constructed.

              (n) REPRESENTATIONS AND WARRANTIES IN OTHER LOAN DOCUMENTS. All of the representations and warranties contained in the other Loan Documents are true and correct.

         8.2 RELIANCE ON REPRESENTATIONS. The Borrower acknowledges that Bank has relied upon the Borrower's representations and is not charged with any knowledge contrary thereto that may be received by an examination of the public records wherein the Land is located or that may have been received by any officer, director, agent, employee or shareholder of Bank.

         8.3 CERTIFICATE REGARDING LOAN STATUS. Upon Bank's request, Borrower and Guarantors shall provide Bank with a written certification, certifying to such matters related to the Loan as Bank may request, including, but not limited to, a statement that Borrower and Guarantors are not in Default and that no Default Conditions have occurred.

                                   ARTICLE IX
                                EVENTS OF DEFAULT

         9.1 DEFAULT. The occurrence of any one. or more of the following events (time being of the essence as to this Loan Agreement and all of its provisions) constitutes a "Default" by Borrower under this Loan Agreement, and at the option of Bank, under the other Loan Documents:

              (a) SCHEDULED PAYMENT. Borrower's failure to make any payment required under the Note when due or within any applicable grace period.

              (b) MONETARY DEFAULT. Borrower's failure to make any other payment required by this Loan Agreement or the other Loan Documents when due or within any applicable grace period.

              (c) OTHER. Borrower's failure to perform any other obligation imposed upon Borrower by this Loan Agreement or any other Loan Document within thirty (30) days after the date when performance is due. This provision shall not be construed to provide Borrower with any grace period in complying with any obligations imposed on Borrower by the terms of the Loan Documents. Notwithstanding the foregoing provision, Bank shall give Borrower notice, as defined in the Mortgage, of any non-monetary default after which Borrower shall have a thirty (30) day cure period.

              (d) REPRESENTATION. Any representation or warranty of Borrower contained in this Loan Agreement or in any certificate delivered pursuant hereto, or in any other instrument or statement furnished in connection herewith, proves to be incorrect or misleading in any adverse respect as of the time when the same shall have been made, including, without limitation, any and all financial statements, operating statements, and schedules attached thereto, furnished by Borrower or any guarantor of the Loan to Bank or pursuant to any provision of this Loan Agreement,

              (e) BANKRUPTCY. Borrower or any general partner of Borrower or any guarantor of the Loan (i) files a voluntary petition in bankruptcy or a petition or answer seeking or acquiescing in any reorganization or for an arrangement,, composition, readjustment, liquidation, dissolution, or similar relief for itself pursuant to the United State Bankruptcy Code or any similar law or regulation, federal or state, relating to any relief for debtors, now or hereafter in effect; or (ii) makes an assignment for the benefit of creditors or admits in writing its inability to pay or fails to pay its debts as they become due; or
         (iii) suspends payment of its obligations or takes any action in furtherance of the foregoing; or (iv) consents to or acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator or other similar official of Borrower, a general partner of Borrower, or any guarantor, for all or any part of the Collateral or other assets of such party, or either; or (v) has filed against it an involuntary petition, arrangement, composition, readjustment, liquidation, dissolution, or an answer proposing an adjudication of it as a bankrupt or insolvent, or is subject to reorganization pursuant to the United States Bankruptcy Code, an action seeking to appoint a trustee, receiver, custodian, or conservator or liquidator, or any. similar law, federal or state, now or hereinafter in effect, and such action is approved by any court of competent jurisdiction and the order approving the same shall not be vacated or stayed within sixty (60) days from entry; or (vi) consents to the filing of any such petition or answer, or shall fail to deny the material allegations of the same in a timely manner.

              (f) JUDGMENTS. (1) A final judgment other than a final judgment in connection with any condemnation is entered against Borrower, Guarantors, or any general partner of Borrower, that (i) adversely affects the value, use or operation of the Land or the Improvements in Bank's sole judgment, or (ii) adversely affects, or may adversely affect, the validity, enforceability or priority of the lien or security interest created by the Mortgage or any other Loan Document in Bank's sole judgment, or both; or (2) execution or other final process issues thereon with respect to the Land or the Improvements; and (3) Borrower, Guarantor, or any general partner of Borrower, does not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereon, in any event within thirty (30) days from entry, or Borrower shall not, within such period or such longer period during which execution on such judgment shall have been entered, and cause its execution to be stayed during such appeal, or if on appeal such order, decree or process shall be affirmed and Borrower shall not discharge such judgment or provide for its discharge in accordance with its terms within sixty (60) days after the entry of such order or decree or affirmance, or if any stay of execution on appeal is released or otherwise discharged.

              (g) LIENS. Any federal, state or local tax lien or any claim of lien for labor or materials or any other lien or encumbrance of any nature whatsoever is recorded against Borrower or the Land or Improvements and is not removed by payment or transferred to substitute security in the manner provided by law, within thirty (30) days after it is recorded in accordance with applicable law.

              (h) OTHER NOTES OR MORTGAGES. Borrower's default in the performance or payment of Borrower's obligations under any other note which remains uncured after any applicable grace period, or under any other mortgage encumbering all or any part of the Land or the Improvements, if the other mortgage is permitted by the Bank, whether such other note or mortgage is held by Bank or by any other party, and unless otherwise agreed to by separate written agreement between Bank and such other mortgage holder.

              (i) BORROWER DEFAULT UNDER LOAN DOCUMENTS. Borrower's default in the payment or performance of any of Borrower obligations under any of the Loan Documents, including this Loan Agreement and any riders thereto.

              (j)  GUARANTOR DEFAULT.

                   i) The default after expiration of any applicable grace period in the payment or performance of any obligation of a Guarantor of the Note arising under its guaranty or pursuant to any other Loan Documents; or

                   ii) The death of any Guarantor and the failure of Borrower to provide Bank with an alternate guaranty or alternate collateral satisfactory to Bank in its sole and absolute discretion within sixty (60) days of the date of Guarantor's death.

              (k) BORROWERS/GENERAL PARTNER'S CONTINUED EXISTENCE. Borrower or any corporate General Partner of Borrower shall cease to exist or to be qualified to do or transact business in the State in which the Land and Improvements are located, or shall be dissolved or shall be a party to a merger or consolidation, or shall sell all or substantially all of its assets, or shall change its corporate name or trade name without prior written notice to Bank.

              (l) STOCK IN BORROWER/CHANGE IN PARTNERS. If Borrower is a limited partnership and without the prior written consent of Bank, any shares of stock of any corporate general partner of Borrower are issued, sold, transferred, conveyed, assigned, mortgaged, pledged, or otherwise disposed of so as to result in change of control of Borrower, whether voluntarily or by operation of law, and whether with or without consideration, or any agreement for any of the foregoing is entered into; or, if any general partnership interest or other equity interest in the Borrower is sold, transferred, assigned, conveyed, mortgaged, pledged, or otherwise disposed of, whether voluntarily or by operation of law, and whether with or without consideration, or any agreement for any of the foregoing is entered into, or any general partner of Borrower withdraws from the partnership.

              (m) TRANSFER OF PROPERTY OR OWNERSHIP. Any sale, conveyance, transfer, assignment, or other disposition or encumbrance of all or any part of the Land, Improvements, or the Approved Project, or any ownership interest in Borrower or any guarantor without the prior consent of Bank or except as otherwise permitted hereby, or as outlined in the prospectus for public offering for Transeastern Properties, Inc., a Florida corporation delivered to Bank by Borrower.

              (n) FALSE STATEMENT. Any statement or representation of Borrower or any guarantor contained in the loan application or any financial statements or other materials furnished to Bank or any other Bank prior or subsequent to the making of the Loan secured hereby are discovered to have been false or incorrect or incomplete.

              (o) DEFAULT UNDER INDEMNITY. Borrower or Guarantor shall default after any applicable grace period under any obligation imposed by any indemnity contained within any of the Loan Documents including the Hazardous Waste Certification and Indemnification.

              (p) CROSS-DEFAULT. Any monetary default by the Borrower or Guarantor under this Loan shall be a default under all other documents, instruments, mortgages and other collateral documents evidencing and securing all other loans by Bank to Borrower or Guarantor.

              (q) NON-COMPLIANCE WITH THE PLANS AND SPECIFICATIONS. Failure of any of the materials supplied for the development of the Land or the construction of the Units to comply with the Plans and Specifications or any requirements of any Governmental Authority unless the Borrower undertakes and diligently pursues the correction of such failure.

              (r) PROJECTED COMPLETION OF CONSTRUCTION. Failure to construct the Improvements with reasonable dispatch, or the discontinuance of construction at any time for a period of fifteen (15) days consecutively, or determination by Bank that construction of the Improvements will not be timely completed and Borrower's failure to complete, cure or provide satisfactory assurances after notice or demand from Bank. Notwithstanding the foregoing, any delays in the event of unavailability of materials at reasonable cost, strikes, other labor problems, governmental orders, acts of God or other events which would support a defense based upon impossibility of performance for reasons beyond the control of Borrower shall not be a Default under this paragraph.

              (s) NON-PAYMENT OF DEBTS. Borrower is generally not paying its debts as such debts become due.

              (t) SECURITIES LAWS VIOLATION. The assertion of any violation of the 1933 Securities Act, 1934 Securities Act or the Florida Blue Sky Laws by any Governmental Authorities or the institution of any securities litigation not dismissed within sixty (60) days of the commencement of same.

              (u) NON-COMPLIANCE WITH HOMEOWNER ASSOCIATION DOCUMENTS. Borrower shall fail to perform any duty required of it, fulfill any condition, abide by any covenant or in any manner default under the homeowners, association documents encumbering the Approved Project, if any.

              (v) ADVERSE ACTIONS. Any legal or equitable action is commenced against Borrower which, if adversely determined, could reasonably be expected to impair substantially the ability of Borrower to perform each and every obligation under the Loan Documents and this Agreement; provided, however, if Borrower has commenced a counter action, contest or defense to the adverse action and resolved such adverse action within one hundred twenty (120) days of the commencement of same then Borrower shall not be in Default.

              (w) GOVERNMENT CHALLENGES. The validity of any permit, approval or consent by any Governmental Authority relating to the Land, the Improvements, or the Approved Project, or the operation thereof is challenged by a proceeding before a board, commission, agency, court or other authority having jurisdiction; provided, however, if Borrower has commenced a counter action, contest or defense to the governmental challenge and resolved such challenge within one hundred twenty (120) days of the commencement of same then Borrower shall not be in Default.

              (x) BORROWER'S ACTIONS. Any action by the Borrower, which would, in the sole opinion of the Bank, significantly endanger the security of the Loan and which Borrower fails to mitigate after notice from Bank will render the Loan payable on demand.

              (y) MISCELLANEOUS. If at any time the Bank shall determine that there has been a material adverse change in the financial condition or prospects of Borrower, the Guarantor, or any general partner of Borrower, which is not corrected or cured after reasonable notice from Bank.

                                    ARTICLE X
                           BANK'S RIGHTS AND REMEDIES

         The following rights and remedies are available to Bank:

         10.1 ACCELERATION. Upon the occurrence of a Default, the entire unpaid principal balance of the Loan and all accrued but unpaid interest thereon and any costs or expenses then due to Bank and any and all other obligations of Borrower to Bank, shall, at the option of Bank and without notice to Borrower, become immediately due and payable.

         10.2 COMPLETION OF CONSTRUCTION. From and after the occurrence of a Default, Bank shall be entitled to have and use the Plans And the Construction Documents and, after first having given written notice to the architect, site development contractor, the engineer, or the General Contractor, shall be entitled from and after such notice to enjoy and enforce all of the rights of Borrower under the architect's contract, engineer's contract, site development contractor's contract, the Plans or the Construction Contracts. Borrower hereby irrevocably constitutes and appoints Bank its true and lawful attorney-in-fact with full power of substitution in the Approved Project to complete the Improvements in the name of Borrower following a Default. Borrower hereby empowers Bank from and after Default as its attorney-in-fact as follows:
(a) to use any funds of Borrower, including any Loan proceeds or equity deposits which may remain undisbursed hereunder, for the purpose of completing the Improvements in accordance with the Plans; (b) to make such additions, changes, modifications, or corrections in, or deviations from, the Plans as shall be necessary or desirable to complete the Improvements; (c) to employ such contractors, subcontractors, agents, architects, engineers, inspectors, or other parties as shall be required for said purposes; (d) to pay, settle, or compromise all existing bills and claims which may be liens against the Improvements or as may.be necessary or desirable in the sole discretion of Bank for the completion of the Improvements or for clearance of title; (e) to direct use of and/or use all or any part of the labor, materials, supplies and equipment contracted for, owned by, or under the control of Borrower, whether or not previously incorporated into the Improvements; (f) to execute all applications and certificates in the name of Borrower which may be required by the Construction Documents, the architect's contract, the engineer's contract, site development contractor's contract, Plans, or any of the contract documents;
(g) to prosecute and defend all actions or proceedings in connection with the Approved Project or the construction of the Improvements and take such action and require such performance as Bank shall deem necessary under any performance or payment bond; and (h) to do any and every act with respect to construction or completion of the Improvements or the closing of any permanent financing which Borrower might do in its own behalf including, without limitation, execution, acknowledgment, and delivery of all instruments, documents, and papers in the name of Borrower as may be necessary or desirable in the sole discretion of Bank. It is further understood and agreed that this power of attorney which shall be deemed to be a power coupled with an interest, cannot be revoked. All sums expended by Bank pursuant hereto shall be deemed to have been disbursed to Borrower and secured by the Security Documents, and the other Loan Documents.

         10.3 DISPUTES. Where disputes have arisen which, in the opinion of Bank, may endanger timely completion of the Improvements or fulfillment of any condition or covenant herein, Bank may agree to disburse Loan proceeds for the account of Borrower without prejudice to Borrower's rights, if any, to recover said proceeds from the party to whom paid. Such agreement or agreements may take the form which Bank in its discretion deems proper, including, but without limiting the generality of the foregoing, agreements to indemnify (on behalf of Borrower and/or for Bank's own account) any title insurer against possible assertion of lien claims, agreements to pay disputed amounts and the like. All sums paid or agreed to be paid pursuant to such undertaking shall be advances of Loan proceeds.

         10.4 REMEDIES CUMULATIVE: NONWAIVER: JUDGMENTS. All remedies of Bank provided for herein or in the other Loan Documents are cumulative and shall be in addition to any and all other rights and remedies provided for or available under the other Loan Documents, at law or in equity. The exercise of any right or remedy by Bank hereunder shall not in any way constitute a cure or waiver of a Default Condition or a Default hereunder or under the Loan Documents, or invalidate any act done pursuant to any notice of the occurrence of a Default Condition or Default, or prejudice Bank in the exercise of any of its rights hereunder or under any of the other Loan Documents, unless, in the exercise of said rights, Bank realizes all amounts owed to it under the Loan Documents. ANY JUDGMENT IN FAVOR OF BANK AGAINST BORROWER SHALL BEAR INTEREST AT THE DEFAULT RATE (AS DEFINED IN THE NOTE).

         10.5 NO LIABILITY OF BANK. Whether or not Bank elects to employ any or all remedies available to it in the event of an occurrence of a Default Condition or Default, Bank shall not be liable for the construction of or failure to construct or complete or protect the Improvements or for payment of any expense incurred in connection with the exercise or any remedy available to Bank or for the construction or Completion of the Improvements or for the performance or nonperformance of any other obligation of Borrower.

         10.6 SECURITY INTEREST. It is understood and agreed that Bank shall have and enjoy and is hereby granted a lien on, and a security interest in, all collateral described in the Mortgage, and including without limitation, any and all materials (stored on-site or off-site), reserves, deferred payments, deposits or advance PAYments for materials (stored on-site or off-site) undisbursed Loan proceeds, insurance refunds, impound accounts, refunds for overpayment of any kind, and such lien and security interest shall constitute additional security for the Indebtedness of Borrower to Bank, and Bank shall have and possess any and all rights and remedies of a secured party provided by law with respect to enforcement of and recovery on its security interest on such items and amounts. In the event of a conflict between this paragraph and any security interest granted pursuant to the Mortgage, the Mortgage shall control.

         10.7 CESSATION OF FUNDING. Upon the occurrence of a Default, Bank shall have the right to immediately terminate further funding of the Loan irrespective of the stage of completion.

                                   ARTICLE XI
                               GENERAL CONDITIONS

         The following conditions shall be applicable throughout the term of this Loan Agreement:

         11.1 WAIVERS. No waiver of any Default Condition or Default or breach by Borrower hereunder shall be implied from any delay or omission by Bank to take action on account of such Default Condition or Default, and no express waiver shall affect any Default Condition or Default other than the Default specified in the waiver and it shall be operative only for the time and to the extent therein stated. Waivers of any covenants, terms or conditions contained herein must be in writing and shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Bank to or of any act by Borrower requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent or similar act. No single or partial exercise of any right or remedy of Bank hereunder shall preclude any further exercise thereof or the exercise of any other or different right or remedy.

         11.2 BENEFIT. This Loan Agreement is made and entered into for the sole protection and benefit of Bank and Borrower, their successors and assigns, and no other person or persons have any right to action hereon or rights to the Loan all proceeds at any time, nor shall Bank owe any duty whatsoever to any claimant for labor or services performed or material furnished in connection with the Approved Project, or to apply any undisbursed portion of the Loan to the payment of any such claim, or to exercise any right or power of Bank hereunder or arising from any Default Condition or Default by Borrower.

         11.3 ASSIGNMENT. The terms hereof shall be binding upon and inure to the benefit of the heirs, successors, assigns, and personal representatives of the parties hereto; provided, however, that Borrower shall not assign this Loan Agreement or any of its rights, interests, duties or obligations hereunder or any Loan proceeds or other moneys to be advanced hereunder in whole or in part without the prior written consent of Bank and that any such assignment (whether voluntary or by operation of law) without said consent shall be void. It is expressly recognized and agreed that Bank may assign this Loan Agreement, the Note, the Security Documents, and any other Loan Documents, in whole or in part, to any other person, firm, or legal entity provided that all of the provisions hereof shall continue in full force and effect and, in the event of such assignment, Bank shall thereafter be relieved of all liability under the Loan Documents and any Loan disbursements made by any assignee shall be deemed made in pursuant and not in modification hereof and shall be evidenced by the Note and secured by the Security Documents and any other Loan Documents.

         11.4 AMENDMENTS. This Loan Agreement shall not be amended except by a written instrument signed by all parties hereto.

         11.5 TERMS. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

         11.6 GOVERNING LAW AND JURISDICTION. This Loan Agreement and the other Loan Documents and all matters relating thereto shall be governed by and construed and interpreted in accordance with the laws of the State of Florida. Borrower and all of its general partners hereby submits to the jurisdiction of the state and federal courts located in Florida and agree that Bank may, at its option, enforce its rights under the Loan Documents in such courts.

         11.7 PUBLICITY. At Bank's request and expense, and subject to applicable laws, regulations and restrictions, Borrower shall place upon the Approved Project, at a location mutually acceptable :to Borrower and Bank, a sign or signs advertising the fact that financing is being provided by Bank. Bank shall also have the right to secure printed publicity through newspaper and other media concerning the Approved Project and source of financing.

         11.8 SAVINGS CLAUSE. Invalidation of any one or more of the provisions of this Loan Agreement shall in no way affect any of the other provisions hereof, which shall remain in full force and effect.

         11.9 EXECUTION IN COUNTERPARTS. This Loan Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Loan Agreement, it shall not be necessary to produce or account for more than one such counterpart.

         11.10 CAPTIONS. The captions herein are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Loan Agreement nor the intent of any provision hereof.

         11.11 NOTICES. All notices required to be given hereunder shall be given in accordance with the requirements of the Mortgage.

         11.12 MANDATORY ARBITRATION. Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Loan Agreement or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law) , the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc. (J.A.M.S.), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Loan Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this Loan Agreement applies in any court having jurisdiction over such action.

              (a) SPECIAL RULES. The arbitration shall be conducted in the County of Broward, Florida and administered by Endispute, Inc., d/b/a J.A.M.S./Endispute who will appoint an arbitrator; if J.A.M.S./Endispute is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within 90 days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional 60 days.

              (b) RESERVATION OF RIGHTS. Nothing in this Loan Agreement shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Loan Agreement; or (ii) be a waiver by the Bank of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the right of the Bank hereto (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. The Bank may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Agreement. At Bank's option, foreclosure under a deed of trust or mortgage may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

         11.13 DISBURSEMENT OF CONSTRUCTION LINE FUNDS AT RENEWAL. If, in Bank's sole and absolute discretion, Bank agrees to extend the term of the Construction Line, and the outstanding principal balance of the Construction Line IS LESS than the original, principal Construction Line amount at the time of the extension, then Bank may, in its sole and absolute discretion, but is not obligated to, disburse sufficient Construction Line funds to increase the outstanding principal balance of the Construction Line up the original, principal amount of the Construction Line, provided that Borrower pledges to Bank as additional security for the Construction Line liquid collateral in kind and amount acceptable to Bank in its sole discretion and deposits the same in an account with Bank. In connection with any such pledge of liquid collateral, Borrower shall deliver to Bank any original securities or other instruments evidencing the collateral and shall execute such security agreements, assignments, powers-of-attorney, stock powers, endorsements, financing statements or other documentation as Bank may require to establish and perfect the security interest so granted by Borrower. Nothing contained herein shall constitute Bank's agreement or commitment to renew the Construction Line.

         IN WITNESS WHEREOF, Borrower and Bank have executed this Loan Agreement as of the above written date.

Signed, sealed and delivered
in the presence of                   TRANSEASTERN PEMBROKE VILLAGES, INC., a
                                     Florida corporation
_________________________
Witness #1                           By __________________________________(SEAL)
_________________________               Edward Falcone, Executive Vice President
Print Name
_________________________            Address:
Witness #2
_________________________            3300 University Drive
Print Name                           Coral Springs, Florida 33065

                                     CHASE FEDERAL BANK, a Federal Savings Bank, a Division of NATIONSBANK, N.A. (SOUTH), a national banking association

_________________________
Witness #1                           By __________________________________(SEAL)
_________________________               James T. Webb, Real Estate Banking
Print Name                              Officer
_________________________
Witness #2                           Address:
_________________________
Print Name                           701 West Cypress Creek Road
                                     Suite 101
                                     Ft. Lauderdale, Florida  33309

                              JOINDER OF GUARANTORS


         The undersigned as Guarantor hereby joins in and consents to the foregoing Loan Agreement.


_________________________
Witness #1
_________________________
Print Name
                                     ___________________________________________
_________________________            Arthur Falcone
Witness #2
_________________________
Print Name


_________________________
Witness #1
_________________________
Print Name
                                     ___________________________________________
_________________________            Edward Falcone
Witness #2
_________________________
Print Name


_________________________
Witness #1
_________________________
Print Name
                                     ___________________________________________
_________________________            Philip Cucci
Witness #2
_________________________
Print Name


_________________________            Transeastern Properties, Inc., a Florida
Witness #1                           of South,Inc., a Florida corporation
_________________________
Print Name
                                     By __________________________________(SEAL)
_________________________               Edward Falcone, Executive Vice President
Witness #2
_________________________
Print Name

                                    EXHIBITS


         1.       Exhibit "A":      Draw Sheets/Use of Proceeds

         2.       Exhibit "B":      Partial Release

         3.       Exhibit "C":      Intentionally Omitted

         4.       Exhibit "D":      Percentage Completion Draw Schedule

         5.       Exhibit "E":      Site Plans

         6.       Exhibit "F":      Legal Description

                    EXHIBIT "A" - DRAW SHEETS/USE OF PROCEEDS

                            NATIONSBANK, N.A. (SOUTH)
                        ACQUISITION AND DEVELOPMENT LOAN
                               REQUEST FOR FUNDING
                                   PAGE 1 OF 2



BORROWER:         ______________________________________________________________

SUBDIVISION:      ______________________________________________________________

UNIT:             ______________________________________________________________



TOTAL LOAN AMOUNT (COL. D):                              $ _____________________

TOTAL WORK IN PLACE (COL. E):                            $ _____________________

LESS RETAINAGE (COL. F):                                 $ _____________________

TOTAL COMPLETED LESS RETAINAGE:                          $______________________

LESS PREVIOUS REQUESTS FOR FUNDING:                      $ _____________________

CURRENT FUNDING REQUEST (COL. H):                        $ _____________________



The above request is in accordance with terms of the Loan Agreement dated __________________, and is certified that: 9a) The improvements on the above listed property have been completed and are in place in accordance with the plans & specifications, as submitted to and approved by Lender; (b) There are no unpaid bills for labor, taxes and/or material for which liens may be filed upon the date of this request; (c) All requirements of governmental agencies have been fully complied with.

BORROWER:

                                   PAGE 2 OF 2
                             OBTAIN A COPY FROM BANK

                                    EXHIBIT B

                                PARTIAL RELEASES


         1. PARTIAL RELEASES UNDER THE CONSTRUCTION LINE. Provided that Borrower is not then in Default hereunder, under the Construction Line, the Mortgage or any other Loan Document, Bank will provide partial releases of Units from the lien of the Mortgage upon the following terms:

              (a) If the partial release relates to developed lots in connection with a bona fide sale or construction loan on which no home construction advances have been made:

                   (i) Bank shall be given written notice of the request for each partial release at least five (5) business days prior to each partial release.

                   (ii) The cost of each partial release shall be paid by
              Borrower.

                   (ii) Contemporaneously with the delivery to Borrower of each partial release, Borrower shall prepay principal in an amount equal to the amount advanced upon such lot plus accrued interest thereon.

              (b) If the partial release relates to Units for which advances of Construction Line proceeds have been made, Borrower shall prepay principal of the Construction Line in an amount equivalent to the total actual amount advanced by Bank under the Construction Line on account of the Unit to be released, together with interest accrued thereon ("Unit Release Price") and the applicable Lot Release Price.

                                   EXHIBIT "C"

                              INTENTIONALLY OMITTED

                              ONE STORY DRAW SHEET
                               (OBTAIN FROM BANK)

                              TWO STORY DRAW SHEET
                               (OBTAIN FROM BANK)

                                   EXHIBIT "E"

                                   SITE PLANS

                                   EXHIBIT "F"

                                LEGAL DESCRIPTION

                                CONSTRUCTION LOAN
                                    AGREEMENT
                                 BY AND BETWEEN

                      TRANSEASTERN PEMBROKE VILLAGES, INC.
                              A FLORIDA CORPORATION
                                (THE "BORROWER")

                                       AND

            CHASE FEDERAL BANK, A FEDERAL SAVINGS BANK, A DIVISION OF
            NATIONSBANK, N.A. (SOUTH), A NATIONAL BANKING ASSOCIATION
           ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES
                                  (THE "BANK")

                                   EGRET'S WAY
                            (THE "APPROVED PROJECT")

                           DATED: SEPTEMBER ____, 1996

                              RICHARD A. WOOD, ESQ.
                          THERREL BAISDEN & MEYER WEISS
                                1111 LINCOLN ROAD
                                    SUITE 500
                           MIAMI BEACH, FLORIDA 33139
                                 (305) 672-1921

Loan No. 91004539

     THIS LOAN AGREEMENT, dated as of the _____ day of September, 1996 (the "Loan Agreement" or "Agreement"), is made by and between TRANSEASTERN PEMBROKE VILLAGES, INC., A FLORIDA CORPORATION, with its principal place of business at 3300 University Drive, Coral Springs, Florida 33065 ("Borrower"), and CHASE FEDERAL BANK, A FEDERAL SAVINGS BANK, A DIVISION OF NATIONSBANK, N.A. (SOUTH), a national banking association organized and existing under the laws of the United States, with its offices located at 701 West Cypress Creek Road, Suite 101, Fort Lauderdale, Florida 33309 ("Bank").

                                    RECITALS

          A. Borrower has applied to Bank for a loan in the principal amount of THREE MILLION AND NO/100 DOLLARS ($ 3,000,000.00) (the "Loan") to be used for the purpose of the constructing of one hundred fourteen single family dwellings on such individual lots now owned by Borrower in fee simple and mortgaged to Bank as security for the Loan, which lots are to be located in a certain residential development known as Egret's Way located upon certain property in Broward County, Florida.

          B. Bank has agreed to establish a note and mortgage structure under which advances may be made for the land acquisition, development and the construction of single family residential dwellings on individual lots in accordance with plats, specifications, terms, and conditions approved by Bank.

          C. Bank is willing to make the Loan described above based on the terms and conditions set forth in this Loan Agreement and in the Loan Documents referred to herein.

     NOW, THEREFORE, in consideration of the premises, of the Loan advances which are to be agreed to be made by Bank to Borrower hereinafter and the notes and mortgage given by Borrower in evidence thereof, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Bank hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

          1.1  For the purposes hereof:

               (a) "Approved Project" or "Project" means the collective reference to the development identified in Section 2.4 of this Agreement, together with the Land, the Improvements, rights, property, and appurtenances as defined, described or identified in the Mortgage, and means, as the context may require, an individual Unit, as well as the aggregate of all such Units.

               (b) "Architect" or "Supervising Architect" means that party who will serve as Borrower's architect in conjunction with the construction of Units and common amenities to be constructed in the Approved Project. Bank's Construction Consultant and Borrower's architect shall not be the same person or firm.

               (c) "Architect's Contract" means the contract between Borrower and the Architect "Architect's Contract" shall also mean Borrower's design architect's contract.

               (d) "Borrower's Representative" means the person or persons designated in writing to Bank by Borrower as being authorized to submit Draw Requests on Borrower's behalf and to consent to changes in the Cost Breakdown and Use of Proceeds. Unless and until changed by written notice to Bank, BorroWer designates any one of the following:
          Arthur Falcone or Les Campbell as its Borrower's Representative(s).

               (e) "Closing Date" means the date as of which this Loan Agreement is executed by Borrower and Bank.

               (f) "Collateral" means the Mortgaged Property, Rents, Intangible Property and other property rights as defined in and encumbered by the Mortgage.

               (g) "Commitment" means Bank's commitment letter to Borrower dated July 1, 1996 and all amendments thereto. The parties intend that this Agreement and the Loan Documents shall supersede and replace the Commitment.

               (h) "Completion means completion of the Improvements in accordance with the Plans, such Completion to be evidenced by satisfaction of the conditions of Section 6.3 plus the installation of any required items of personalty in substantial compliance with the Plans, free and clear of liens or claims of liens or other encumbrances, except Permitted Encumbrances;

               (i) "Construction Documents" means the stipulated sum construction contract between Borrower and the General Contractor, if a General Contractor is engaged, and all other contracts, plans or documents concerning the construction of the Improvements and any addenda, amendments or modifications thereto. The Construction Documents shall include a hard cost breakdown and a maximum fixed cost for the performance of all services, labor, and materials furnished thereunder.

               (j) "Construction Inspector" means the architectural or engineering firm or such party which Bank shall designate to perform various services on behalf of Bank. The services to be performed by Bank's Construction Inspector shall include the issuance of reports and certifications solely for the benefit of Bank and shall not impose upon Bank any obligation to make inspections, or to correct or require any other person to correct any defects, or to notify any person with respect to such defects, review of the Plans and all proposed changes to them, preparation of a "cost breakdown" construction analysis (the "Construction Analysis"), periodic inspections of construction work for conformity with the Plans, and approval of Draw Requests.

               (k) "Cost Breakdown" means the detailed trade breakdown of the cost of constructing the Improvements and an itemization of non-construction and Land costs, all as approved by Bank from time to time.

               (1) "Default" means a violation of any term, covenant, or condition hereunder or a Default as defined under any of the other Loan Documents which remains uncured after any applicable grace period.

               (m) "Default Condition" means the occurrence or existence of an event or condition which, upon the giving of notice or the passage of time, or both, would constitute a Default.

               (n) "Draw Request" means a written or verbal request for any disbursement of Loan proceeds, which shall be submitted for each requested disbursement as set forth in Article III hereof, in accordance with the draw request sheet attached hereto as EXHIBIT "A" attached hereto and incorporated herein by reference.

               (o) "Engineer" shall mean such party who will serve as Borrower's supervising engineer in accordance with the Plans and specifications;

               (p) "Engineering Contract" means the "full service", contract between Borrower and Engineer which shall require engineering services throughout the Land development and construction contemplated under the Loan.

               (q) "Financing Statements" means the UCC financing statements filed in order to perfect Bank's lien on certain personal property and fixtures as more particularly described therein.

               (r) "Firm Contract" means an arm's length, bona-fide binding contract for purchase and sale, in form and content satisfactory to Bank, for the sale of a Unit to a purchaser unaffiliated and unrelated to Borrower or Guarantor, under which (i) Borrower has received a cash deposit equal to ten percent (10%) of the purchase price except as herein after provided; (ii) Borrower is not obligated to provide any purchase-money financing, (iii) all applicable statutory cancellation or rescission periods have expired, (iv) there are no contingencies other than a first mortgage financing contingency for which Borrower has confirmed to Bank that purchaser has made a mortgage application and has received a mortgage commitment without contingencies, (v) the closing date for the contract is within forty-five (45) days of the date of issuance of the Certificate of occupancy for the Unit, and
          (vi) the gross sales price, after payment of all of Borrower's closing expenses thereunder, will result in sufficient proceeds to pay to Bank the Unit Release Price and Lot Release Price. The purchaser's interest in the Mortgaged Property and under the Firm Contract must be expressly subordinated to the lien and operation of Bank's Mortgage, either by separate subordination agreement in favor of Bank or pursuant to the terms of the Firm Contract.

               (s) "General Contractor" means Borrower who will serve as the general contractor in accordance with the Construction Documents; if a General Contractor is not engaged or is not named here, any obligation of the General Contractor referred to in the Loan Documents shall be the obligation of the Borrower to perform or to cause to be performed.

               (t) "Governmental Authorities" means any local, state, or federal governmental agency, regulatory body or office, or any quasi-governmental office (including health and environmental), or any officer or official of any such agency, office, or body whose consent or approval is required as a prerequisite to the commencement of the construction of the Improvements or to the operation and occupancy of the Improvements or the Approved Project or to the performance of any act or obligation or the observance of any agreement, provision or condition of whatsoever nature herein contained.

               (u) "Guarantor" means: Arthur Falcone, Edward Falcone, Philip Cucci and Transeastern Properties Inc., a Florida corporation, f/k/a Transeastern Properties of South Florida, Inc., a Florida corporation.

               (v) "Guaranty" means the Guaranty Agreement executed by Guarantor in favor of Bank, providing for Guarantor's payment of all sums due under the Loan Documents and of performance of all obligations of Borrower thereunder except as otherwise specifically therein provided, including, without limitation, timely completion of the Improvements in accordance with the Construction Documents and Loan Documents.

               (w) "Improvements" means all infrastructure improvements to the Land and single family residences, structures, dwellings, and Units constructed or to be constructed on the Land as defined in the Mortgage, together with all fixtures and appurtenances now or later to be located on the Land and/or in such Improvements.

               (x) "Land" means the real property described in the Mortgage at the inception of the Loan as per EXHIBIT "F" attached hereto and as may be later included by modification and spreader agreement.

               (y) "Loan Documents" means this Loan Agreement, the Note and any funding agreement, the Mortgage, the Guaranty, the Financing Statements, and any other document or writing executed in connection therewith or in furtherance thereof.

               (z) "Lot Release Price" shall mean the partial release price as set forth in EXHIBIT "B" attached hereto and incorporated herein.

               (aa) "Model Unit" means a Unit constructed and furnished initially for inspection by prospective purchasers.

               (bb) "Mortgage" means the Real Estate Mortgage, Assignment and Security Agreement of even date herewith executed by Borrower for the benefit of Bank encumbering the Collateral (as defined in the Mortgage), and any extensions, modifications, renewals or replacements thereof.

               (cc) "Note" means collectively the Promissory Note (for Revolving Line of Credit) in the amount of THREE MILLION AND NO/DOLLARS ($3,000,000.00) ("Construction Line") dated as of the Closing Date executed by Borrower in favor of Bank, as well as any promissory note, sub-note, or other notes issued by Borrower in substitution, replacement, extension, future advance, amendment or renewal of the Note or any such promissory note or notes.

               (dd) "Permitted Encumbrances" means those liens, encumbrances, easements and other matters defined in the Mortgage as "Permitted Encumbrances".

               (ee) "Plans" means plans and specifications for the development of the Land and construction of the Improvements submitted to and approved by Bank from time to time, and including such amendments thereto as may from time to time be made by Borrower and approved by Bank.

               (ff) "Pre-Sold Unit" means a Unit owned by Borrower and covered by a Firm Contract.

               (gg) "Security Documents" means the Mortgage, the Financing Statements, and any other instrument executed to establish and perfect Bank's lien on the Collateral, and any extensions, modifications, renewals, or replacements thereof.

               (hh) "Site Development Contractor" means such party who will serve as the subcontractor for the site development of the Land as contemplated under the Loan.

               (ii) "Site Development Contract" means the contract between Borrower and Site Development Contractor for the site development of the Land per the site development Plans and specifications.

               (jj) "Site Plan" means collectively the site plans for the Project as set forth on EXHIBIT "E" attached hereto.

               (kk) "Spec Unit" means a Unit for which a Firm Contract has not been received or approved, and which is not used as a Model Unit.

               (ll) "Title Policy" means the mortgagee title policy meeting the requirements of this Loan Agreement.

               (mm) "Unit" means a portion of the Land and its respective improvements constituting a single residential dwelling unit.

               (nn) "Unit Release Price,, shall mean the partial release price for each Unit funded under the Construction Line as set forth on EXHIBIT "B" attached hereto and incorporated herein.

               (oo) "Use of Proceeds" means the description of the permitted use of the Loan proceeds under the A&D Note as set forth on EXHIBIT "A" attached hereto and incorporated by reference herein.

          Capitalized terms not defined in this Loan Agreement shall have the meanings ascribed to them in the Mortgage.

                                   ARTICLE II
                                    THE LOAN

          2.1 LOAN TERMS. Subject to the terms and conditions of this Loan Agreement, Bank will lend and Borrower will borrow up to a principal sum of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00), which borrowing shall be evidenced by the Note. Also, all of the terms, definitions, conditions, and covenants of the Note, the Guaranty, the Mortgage, and any other documents executed in connection therewith or pursuant thereto are expressly made a part of this Loan Agreement by reference in the same manner and with the same effect as if set forth herein at length and shall have the meaning set forth in such instruments unless otherwise defined herein.

          2.2 A&D NOTE. The A&D Note is a Consolidated Renewal Promissory Note in the original principal amount of EIGHT MILLION SEVEN HUNDRED THIRTY SEVEN THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($8,737,500.00), which note is secured by a first mortgage in favor of Bank, dated March 29, 1996, and recorded April 3, 1996 in Official Records Book 24694 at Page 0702, of the Public Records of Broward County, Florida, as modified by that certain Amended and Restated Real Estate Mortgage Assignment, and Security Agreement of even date herewith executed by Borrower in favor Bank.

          2.3 CONSTRUCTION LINE. The Construction Line is a revolving line of credit and the principal amount outstanding under such note may increase and decrease from time to time as Borrower draws and repays note funds thereunder but the principal balance of such note outstanding from time to time shall not exceed the original, principal amount of the Construction Line. Provided Borrower is not in Default, outstanding amounts under such note may be repaid or reborrowed from time to time subject to the terms, conditions and limitations set forth in this Agreement, but the principal balance of such note outstanding from time to time shall not exceed the original, principal amount of the Construction Line.

          2.4 LOAN PURPOSE. The purpose of the Loan is to finance construction costs of Units to be constructed in that certain Approved Project known as Egret's Way, located in Pembroke Pines, Florida ("Egret's Way") which project shall be hereinafter referred to as the "Approved Project". Disbursements of Loan proceeds for construction of Units in other developments owned or hereinafter acquired by Borrower or Units not meeting the following limitations shall be at Bank's sole discretion, and Bank shall under no circumstances be obligated to disburse Loan proceeds except as expressly set forth in this Loan Agreement.

          2.5  LIMITATIONS ON USE OF A&D NOTE PROCEEDS. INTENTIONALLY OMITTED.

          2.6 LIMITATIONS ON USE OF CONSTRUCTION LINE PROCEEDS. Bank will disburse Construction Line proceeds for the construction of Units subject to the terms and conditions of this Loan Agreement, the Use of Proceeds attached as Exhibit "A", and the following limitations:

               (a) Construction Line proceeds shall be used solely to fund construction of Units (i) for which Bank has approved the Plans and
          (ii) having a maximum sales price of ONE HUNDRED NINETY THOUSAND AND NO/100 DOLLARS ($ 190,000.00) or for which the total construction costs as set forth in the Unit Cost Breakdown, excluding lot cost as approved by Bank, do not exceed ONE HUNDRED EIGHT THOUSAND AND NO/100 DOLLARS ($108,000.00).

               (b) Construction Line proceeds shall be used solely for the direct and indirect costs to construct Units as set forth in the Unit Cost Breakdown and approved by Bank. Borrower states for the express benefit and reliance of Bank that it has not relied and is not relying on any binding obligation on the part of Bank to finance the construction of a particular number of Units unless Borrower has performed the prerequisites for such construction as set forth in the Loan Documents.

               (c) The amount to be funded on each Pre-Sold Unit will be determined by deducting the Lot allocation of TWENTY SIX THOUSAND THREE HUNDRED SIXTEEN AND NO/100 DOLLARS ($26,316.00) from eighty percent (80%) of the lesser of: (i) the "completed value" of such Unit, which amount shall be determined by an appraisal satisfactory to Bank (which appraisal shall be at Borrower's sole expense); or (ii) the purchase price for the Unit reflected in the Firm Contract; provided, however, that in no event shall Bank be obligated to fund Construction Line proceeds in an amount in excess of one hundred percent (100%) of the Unit Cost Breakdown submitted by Borrower and approved by Bank.

               (d) The amount to be funded on each Spec Unit and Model Unit will be determined by deducting the Lot allocation of TWENTY SIX THOUSAND THREE HUNDRED SIXTEEN AND NO/100 DOLLARS ($26,316.00) from seventy five percent (75%) of the "completed value," of said Spec Unit or Model Unit, which amount shall be determined by an appraisal satisfactory to Bank (which appraisal shall be at Borrower'S sole expense); provided, however, that in no event shall Bank be obligated to disburse Construction Line proceeds in excess of one hundred percent (100%) of the Unit Cost Breakdown for such Spec Unit or Model Unit submitted by Borrower and approved by Bank.

               (e) Use of Construction Line proceeds for the construction of Units shall be limited to eight (8) Spec Units and four (4) Model Units, at any one time, with the balance available for the construction of Pre-Sold Units. Notwithstanding any provision in this Agreement to the contrary, at any time no more than three (3) Spec Units shall be permitted for any one home model type.

               (f) Intentionally omitted.

               (g) Each Pre-Sold Unit financed under the Construction Line shall be completed, as defined in this Agreement, in a period not to exceed nine (9) months from the date construction commences.

               (h) The amount financed under the Construction Line must be repaid in full (i) for any Spec Unit within (12) months from the date construction commences on such Spec Unit and (ii) for any Model Unit within thirty five (35) months from the date of this Agreement.

               (i) only residential Units within the Approved Project shall be financed by the Construction Line.

               (j) At such time as the number of Spec Units financed under the Construction Line has become eight (8) Spec Units, additional Spec Units financed under the Construction Line may only be commenced upon
          (a) repayment of all Loan advances for one of the eight (8) Spec Units; or (b) at such earlier time as one of the Spec Units becomes a Pre-Sold Unit. All Pre-Sold Units upon which the Sales Contract has been canceled due to the default of the buyer and which are available for sale, shall become designated as a Spec Unit. If, at any time, the number of Spec Units exceeds eight (8) in number, the

          Borrower shall not be permitted to request funding for construction of any further Spec Units until the number of such funded Spec Units is reduced to no more than eight (8) Spec Units.

               (k) At such time as the number of Model Units financed under the Construction Line has become four (4) Model Units, additional Model Units financed under the Construction Line may only be commenced upon
          (a) repayment of all Loan advances for one of the four (4) Model Units; or (b) at such earlier time as one of the Model Units becomes a Pre-Sold Unit. If, at any time, the number of Model Units exceeds four
          (4) in number, the Borrower shall not be permitted to request funding for construction of any further Model Units until the number of such funded Model Units is reduced to no more than four (4) Model Units.

               (l) The total amount to be funded for the costs of construction of a Unit, as approved and allocated by Bank pursuant to Subparagraphs 2.5(a) through (e), inclusive, less the allocable loan amount per lot, above shall be called the "Committed Unit Amount." Upon Bank's approval of the commencement of construction of a Unit and the Bank's approval of the Committed Unit Amount for said Unit, the Committed Unit Amount shall be reserved under the Construction Line, and shall not be available for disbursement for construction of any other Units until such time as the Unit Release Prices repaid create amounts available under the Construction Line. After making the initial disbursement under the Committed Unit Amount, the remaining unfunded Committed Unit Amount shall be disbursed on a percentage basis in accordance with the terms of this Agreement. Bank shall not in any case be obligated to approve or fund the construction of a new Unit unless there are sufficient "available" Construction Line proceeds as noted below to complete construction of that Unit. For purposes of this Agreement, the term "available" Construction Line proceeds shall mean the amount derived by subtracting the total Committed Unit Amounts from the Maximum Committed Funding Amount of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) as described below in subparagraph (m).

               (m) Notwithstanding any provision in this Agreement to the contrary, the number of Units (Model, Spec and Pre-Sold) financed under the Construction Line shall be limited by a "Maximum Committed Funding Amount" of THREE MILLION AND NO/100 DOLLARS ($3,000.000.00) representing the total of all Committed Unit Amounts for all Units under the Construction Line for which construction has commenced and initial funding by Bank has been made. Regardless of the Maximum Committed Funding Amount "availability" under the Construction Line, consisting of up to THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) of "Committed Unit Amounts", the amount outstanding at any one time under the Construction Line shall be no greater than THREE MILLION AND NO/100 DOLLARS ($3,000,000.00).

          2.7 LOAN MATURITY. The maturity date of the Construction Line shall be September 1, 1999 with two (2) extension options of three (3) months each to be granted at Borrower's request, at the sole and absolute discretion of Bank and on the terms as set forth in the Construction Line Note. On the Maturity Date of the Note, all sums outstanding under such notes shall be immediately due and payable, and the Bank's obligation to fund shall cease and terminate.

                                   ARTICLE III
                                  DISBURSEMENTS

          3.1  A&D NOTE DISBURSEMENT - GENERAL PROVISIONS. INTENTIONALLY
OMITTED.

          3.2 CONSTRUCTION LINE DISBURSEMENT - GENERAL PROVISIONS. Bank agrees that it will, from time to time, and so long as there shall exist no Default Condition or Default (which has not been cured within any applicable grace period), but not more frequently than two (2) times per month, disburse Construction Line proceeds for the construction of Units in the Approved Project, subject to the terms and conditions of this Agreement.

          3.3 REQUEST FOR INITIAL FUNDING COMMENCEMENT OF CONSTRUCTION OF A UNIT UNDER THE CONSTRUCTION LINE. When Borrower wishes to commence funding for construction of a particular Unit, Borrower shall submit a draw request, accompanied by all items required in Articles IV and V as conditions precedent, to the extent applicable. All supporting documentation shall be submitted no later than five (5) days prior to the requested date of the initial disbursement under each note. No disbursement by Bank shall constitute an approval or acceptance by Bank of any construction work or constitute a waiver by Bank of any conditions precedent to any future disbursements. Bank shall not be obligated to approve any disbursement for purposes other than those contemplated in this Agreement. The conditions set forth in Articles IV and V hereof must be satisfied before Bank will make the first advance or disbursement for the development of Land or construction of a Unit, and the conditions set forth in
Article VI hereof must be and remain satisfied before Bank will make each subsequent disbursement or advance.

          3.4 INTERIM DRAW REQUESTS. No later than five (5) days prior to disbursement by Bank, Borrower must submit to Bank a Draw Request, which shall include or be accompanied by the requirements set out herein for draws.

          3.5 DISBURSEMENT AMOUNTS. Following receipt of a Draw Request and Bank's review and approval of supporting documentation, Bank shall determine the amount of the disbursement it will make in accordance with the Percentage Completion Draw Schedule, a copy of which is attached as EXHIBIT "D" provided no Default Condition or Default exists.

          3.6 EQUITY DISBURSEMENTS. Except as provided in Section 2.6(m), if Bank at any time determines in its reasonable discretion that the Loan proceeds plus the amount of all equity investments made or scheduled to be made are not sufficient to fully complete the Improvements in accordance with the Plans and to pay all other sums due under the Loan Documents, then Bank shall have the option of requiring Borrower to deposit with Bank additional funds from some other source (or submit evidence to Bank of equity investments previously made) in amounts sufficient to cover the resulting deficit before Bank will disburse any additional Loan proceeds. Deposited funds shall be advanced as construction progresses in accordance with this Loan Agreement before any additional Loan disbursements are made.

          3.7 OPTION TO DISBURSE FUNDS TO ANY GUARANTOR AND/OR TO PAY CONTRACTORS. If a Default shall exist, at its option, Bank may, after so notifying Borrower, make Loan disbursements directly to any guarantor or obligor of the debt when such party shall be performing the obligations of Borrower hereunder or the General Contractor or any unpaid subcontractor, laborer or material supplier providing labor, services or materials in connection with the construction of the Improvements, and the execution of this Loan Agreement by Borrower shall, and hereby does, constitute an irrevocable direction and authorization to Bank to so disburse the funds. No further direction or authorization from Borrower shall be necessary to warrant such direct disbursements and all such disbursements shall be secured by the Security Documents as fully as if made to Borrower, regardless of the disposition thereof by the General Contractor, any subcontractor, laborer or material supplier so paid.

                                   ARTICLE IV
                         GENERAL PRE-CLOSING CONDITIONS

     Bank's obligations to close the Loan shall be expressly conditioned upon satisfaction of the following conditions, or execution and/or delivery to Bank of the following items, all in form and substance reasonably satisfactory to Bank and Bank's counsel:

          4.1 NOTE. The original Note, properly executed, shall have been delivered to Bank.

          4.2 GUARANTY. The original Guaranty(s), properly executed, shall have been delivered to Bank.

          4.3 MORTGAGE. The Mortgage, which shall be a second lien on the Land and Improvements, shall have been properly executed in recordable form and delivered to Bank, subject to those matters reflected in the Title Policy.

          4.4  INDEMNITY. The Hazardous Substance Certificate and
Indemnification Agreement, properly executed by Borrower and each Guarantor, shall have been delivered to Bank.

          4.5 FINANCING STATEMENTS. The Financing Statements on forms approved for filing in the appropriate state and local filing offices shall have been properly executed.

          4.6 TITLE POLICY. A standard ALTA mortgagee title policy insuring the lien of the Mortgage as a first priority lien encumbering the Land and Improvements from a company or from companies approved by Bank (including any reinsurance agreements required by Bank, together with direct access provisions in favor of Bank): (1) providing coverage for the full principal amount of the Loan, (2) providing a variable rate endorsement, if appropriate, the Form 9 Endorsement, the Revolving Loan Endorsement, the Survey Endorsement, and any other endorsements requested by Bank, (3) deleting all "standard" exceptions except taxes for the current year, (4) insuring all appurtenant easements, (5) containing no bankruptcy or creditors' rights exceptions or exclusions; and (6) containing no title exceptions other than the Permitted Exceptions or the other exceptions approved by Bank.

          4.7 TITLE EXCEPTIONS. Copies of all documents creating exceptions to the Title Policy.

          4.8  SURVEY/RECORDED AND PRELIMINARY PLAT/APPROVED SITE PLAN. Three
(3) copies of a recent survey of the Land prepared by a registered land surveyor acceptable to Bank and certified to Bank, the title insurance company, and Borrower. Such survey shall contain a certification as to the applicable flood zone (s) for the Land, and a certification that the survey was and in accordance with the Minimum Technical Standards for Surveys as set fourth in Chapter 21HH-6, Florida Administrative Code. In addition, a copy of the boundary plat for the Land and a copy of the site plan is required approved by all applicable governmental authorities. Notwithstanding the foregoing, the Bank will not unreasonably withhold its consent to the execution of the final plat and will join when requested by Borrower. A recorded copy of the plat shall be delivered to Bank prior to any Construction Line funding requests for Units with Firm Contracts.

          4.9 FLOOD HAZARDS. Evidence as to whether or not the Land is located within an area identified as having "special flood hazards" as such term is used in the Federal Flood Disaster Protection Act of 1973.

          4.10 FLOOD HAZARD INSURANCE. If all or any part of the Improvements is or is to be located in an area having "special flood hazards", a flood insurance application or policy naming the Bank as mortgagee must be submitted to Bank at such time as it is commercially available. Satisfactory evidence of premium payments must also be provided.

          4.11 BUILDER'S RISK INSURANCE. A builder's risk insurance policy meeting the requirements set forth in the Mortgage.

          4.12 LIABILITY INSURANCE. Liability insurance meeting the requirements set forth in the Mortgage.

          4.13 BORROWER'S ORGANIZATIONAL DOCUMENTS AND RESOLUTIONS. A certified copy, from the appropriate governmental body or corporate officer, of organizational documents of Borrower, and any partner of Borrower, as appropriate, certifying that Borrower and/or such partner (i) is duly organized, validly existing, and in good standing under the state of its existence, (ii) has the authority under such documents and laws to enter into the Loan as contemplated by the Loan Documents, and (iii) has made all appropriate filings, including without limitation, qualification to do business in the State of Florida, necessary to enter into the Loan and execute the Loan Documents. Additionally, Borrower shall provide
(i) if appropriate, certified resolutions or other internal documents or writing of Borrower and such partner evidencing that Borrower and such partner have taken all requisite organizational action, and received all organizational approvals necessary to enter into the Loan and execute the Loan Documents, and
(ii) such other documents or writings as Bank may request.

          4.14 GUARANTOR'S ORGANIZATIONAL DOCUMENTS AND RESOLUTIONS. INTENTIONALLY OMITTED.

          4.15 FICTITIOUS NAME CERTIFICATE. If Borrower utilizes or intends to utilize a fictitious name, a copy of the Fictitious Name Certificate of the Borrower issued by the Florida Secretary of State.

          4.16 ATTORNEY'S OPINION. The written opinions of counsel to Borrower and Guarantor, addressed to Bank, acceptable to Bank and Bank's counsel, as to those matters required by Bank. The attorney's opinion, with respect to the enforceability of remedies provided in any instrument may be made subject to or affected by, applicable bankruptcy, moratorium, reorganization, insolvency or similar laws from time to time in effect affecting the rights of creditors generally. As to matters of fact, such opinions may be qualified to the extent of the knowledge of such counsel based upon inquiry and reasonable investigation.

          4.17 RESTRICTIVE COVENANTS. A copy of the executed and recorded homeowners, documents, filed articles of incorporation for the homeowners, associations, executed by-laws for the associations, and any other related documents as Bank may request for the Approved Project. Notwithstanding the foregoing, such documents shall be delivered to Bank prior to any Construction Line funding for Units with Firm Contracts and Bank agrees to not unreasonably withhold or delay its consent to such documents.

          4.18 FINANCIAL STATEMENTS. The updated Borrower prepared financial statements certified to the Bank must be received by Bank within thirty (30) days of the Closing Date. With respect to the Guarantors, signed personal financial statements on Bank forms shall be required prior to the Closing Date. All statements must include income and contingent liability information.

          4.19 COMPLIANCE WITH LAWS AND MATTERS OF RECORD. Satisfactory documentary evidence that the Land, and the intended uses of the Land are in compliance with all applicable laws, regulations and ordinances and private covenants, easements, and conditions of record. Such evidence is subject to approval by Bank and Bank's counsel and may include letters, licenses, permits, certificates and other correspondence from the appropriate Governmental Authorities, opinions of Borrower's counsel or other counsel, and opinions or certifications from the Architect, Engineer and the General Contractor. The laws, regulations and ordinances with which compliance should be evidenced include without limitation the following: health and environmental protection laws, laws related to or regulating water management districts, hazardous materials and substances and stormwater drainage, erosion control ordinances, tree and landscaping ordinances, building codes, land use requirements, threshold building consultant requirements, the Development of Regional Impact Statutes, doing business and/or licensing laws and zoning laws (the evidence submitted as to zoning should include the zoning designation made for the Land, the permitted uses of the Land under such zoning designation and zoning requirements as to parking, lot size, ingress, egress and building setbacks).

          4.20 TAXES. Evidence that the Land is, or will be, separately assessed for tax purposes and information as to tax parcel identification numbers, tax rates, estimated tax values and the identities of the taxing authorities. Also, Borrower shall submit proof that the taxes are paid current upon the Land.

          4.21 UTILITIES. Evidence of the availability and suitability of the water, sewer, telephone, electrical, and other utilities needed to properly service the Project in its intended use.

          4.22 PLANS AND SPECIFICATIONS. Two sets of the site development Plans which must have been approved in writing by Borrower and the General Contractor either by initialing same or by other written approval identifying all pages and dates, including revision dates. The Plans must include all site development (including storm drainage, utility lines, erosion control and landscaping) plans and specifications and must incorporate the recommendations in the soil testing report. Bank will engage its engineer to review such Plans to determine sufficiency of such under its guidelines.

          4.23 PERMITS. Borrower will provide a copy, certified by the Borrower to be a true and correct copy of the South Florida Water Management District Permit, if applicable.

          4.24 SOIL TESTS. A report as to soil borings made on the Land by a soil testing firm satisfactory to Bank. The number and location of such borings shall be in accordance with the recommendations of the soil testing firm and must also be satisfactory to Bank. The report shall include the recommendations of the soil testing firm as to the preparation of the soil needed in order to adequately support the Improvements, and shall be delivered and approved by Bank within sixty (60) days of the date of this Agreement.

          4.25 ENVIRONMENTAL ASSESSMENT.

               (a) An environmental assessment of the Land and Improvements performed at Borrower's expense by a licensed engineer or other environmental consultant satisfactory to Bank stating that:

                    i. the Land is not located within any area designated as a hazardous substance site by any of the Governmental Authorities; and

                    ii. no hazardous or toxic wastes or other materials or
               substances regulated, controlled, or prohibited by any federal, state, or local environmental laws, including but not limited to asbestos, are located on the Land or Improvements; and

                    iii. the Land has not been cited or investigated in the past for any violation of any such laws, regulations, or ordinances.

               (b) If the environmental assessment shall reveal any condition unacceptable to Bank, same shall constitute a Default hereunder and in addition to all remedies available to Bank, Bank shall be relieved of any obligation under the Commitment. If the environmental assessment recommends, or if Bank so requests, in its sole and absolute discretion, a Phase II audit, additional testing or remedial action, Borrower, at its sole cost and expense shall promptly conduct such additional audits and testing and/or complete such remedial action. Bank may require the Borrower to provide evidence that all necessary actions have been taken to remove any hazardous substance contamination and/or to restore the site to a condition acceptable to Bank and state and federal governmental agencies.

          4.26 TAXPAYER IDENTIFICATION NUMBER. Borrower's federal taxpayer identification number.

          4.27 BORROWER'S AFFIDAVIT. An affidavit of Borrower regarding the absence of any other parties in possession of the Land, stating that a notice of commencement has not been filed with respect to the Property, the non-commencement of construction of Improvements , and such other matters as may be requested by Bank.

          4.28 COMMITMENT FEE. The balance of the non-refundable commitment fee in the total amount of THIRTY FOUR THOUSAND AND NO/100 DOLLARS ($34,000.00) which was earned upon acceptance of the Commitment and the reserving of sufficient funds by Bank from which to make Loan disbursements, and is due and payable whether or not any disbursements are made hereunder.

          4.29 APPRAISAL. Bank shall have received a narrative appraisal certified to the Bank for the Land and site development improvements prepared by an appraiser acceptable to Bank.

          4.30 COMPREHENSIVE PLAN. Documentary evidence, satisfactory to Bank and its counsel, that Borrower's development proposal for the Project and the construction of the Improvements are consistent with concurrency requirements and other applicable provisions of the local comprehensive plan and local land development regulations, as defined and required by the Local Government Comprehensive Planning and Land Development Regulation Act, Florida Statutes.
Section 163.3161, et seq.

          4.31 FACILITIES FOR HANDICAPPED. Subsequent to the Closing Date but not later than the commencement of the construction of the sales center or the clubhouse, as applicable, Bank shall have received and approved evidence, satisfactory to Bank, that the Plans and specifications do, and the Improvements, when constructed, will comply to the extent applicable with all legal requirements regarding access and facilities for handicapped or disabled persons, including, without limitation, and to the extent applicable, Part V of the Florida Building Construction Standards Act entitled "Accessibility by Handicapped Persons", Chapter 553, Fla Stat.; the Federal Architectural Barriers Act of 1988 (42 U.S.C. ss.4151, et. seq.), The Fair Housing Amendment Act of 1988 (42 U.S.C. ss.3601, et. seq), The Americans With Disabilities Act Of 1990 (42 U.S.C. ss.12101 et. seq.), and The Rehabilitation Act of 1973 (29 U.S.C. ss.794).

          4.32 CONTRACTS. A copy of the executed contract for the purchase of the Land by the Borrower, if applicable.

          4.33 SUBORDINATION AGREEMENTS. Borrower will provide a fully executed original Loan Subordination Agreement, which document shall be recorded in the Public Records of Broward County, evidencing the subordination of Amresco Funding Corporation, a Delaware corporation's interest, as evidenced by that certain Mortgage, Assignment of Rents, and Security Agreement, dated March 29, 1996, and recorded April 3, 1996 in Official Records Book 24694 at Page 0744, of the Public Records of Broward County, Florida (the "Amresco Third Mortgage") and that certain Contingent Mortgage, Assignment of Rents and Security Agreement, dated March 29, 1996 and recorded April 3, 1996, in Official Records Book 24694 at Page 0787, of the Public Records of Broward County, Florida, (the "Amresco Fourth Mortgage") the Bank's Mortgage.

          4.34 MISCELLANEOUS. All other Loan Documents or items that are customarily provided in loan transactions of this type and all other loan documents or items set forth in the Commitment.

                                    ARTICLE V
               CONDITIONS PRECEDENT TO FIRST SITE DEVELOPMENT AND
                           CONSTRUCTION DISBURSEMENTS

          5.1  A&D NOTE DISBURSEMENTS. INTENTIONALLY OMITTED.

          5.2 CONSTRUCTION LINE DISBURSEMENTS. Under the Construction Line, Bank shall not be obligated to make the first Loan disbursement for construction of a particular Unit until all of the following conditions have been satisfied by proper evidence, execution and/or delivery to Bank of the following items, all in form and substance reasonably satisfactory to Bank and Bank's counsel:

               (a) There shall be no Loan Default or Default Condition, which has not been cured within any applicable grace period.

               (b) The Land shall be free and clear of all liens and encumbrances except for Bank's Mortgages in favor of Bank and the Permitted Exceptions, the Amresco Third Mortgage and the Amresco Fourth Mortgage.

               (c) All conditions precedent as set forth in Article IV shall have been satisfied.

               (d) Bank shall have received an appraisal for such Unit, in form and substance satisfactory to Bank, indicating its "completed value".

               (e) If the Unit is a Pre-Sold Unit, the requirements necessary for establishing a Firm Contract shall have been met.

               (f) Bank shall have received satisfactory evidence that the Unit is covered by Borrower's builder's risk insurance policy; if the Unit is located in a flood hazard zone, Bank shall have received satisfactory evidence that the Unit is covered by Borrower's flood insurance policy or that application for flood insurance has been made.

               (g) Bank shall have received a true and correct copy of the Cost Breakdown and Plans for that Unit type.

               (h) Bank shall have received a copy of the Notice of Commencement recorded for that Unit under the Florida Construction Lien Act, which Notice of Commencement must have been recorded after the recording of Bank's Mortgage.

               (i) Bank shall have received and approved Borrower's Draw
          Request.

               (j) Bank is satisfied that all roads necessary for ingress and egress to the Unit and the Approved Project have been completed or will be completed and that all utility services necessary for the construction of the Improvements are available at the boundaries of the Land and will be available to the boundary of the lot upon which the Unit will be constructed.

               (k) Borrower shall have paid to Bank a fee in the amount of ONE HUNDRED FIFTY AND NO/100 DOLLARS ($150.00) per Unit for property inspections in connection with up to a maximum of ten (10) draw requests (such fee may be paid from the initial construction funding on each Unit). Thereafter, Borrower shall pay Bank FIFTY AND NO/100 DOLLARS ($50.00), for each inspection per Unit in connection with a draw request (such fee shall be a charge against the per Unit construction funding for such Unit).

               (l) Bank shall have received a copy of the building permit and all permits pursuant thereto for the Unit to be constructed.

               (m) The third party purchaser's interest in the Mortgaged Property and under the Firm Contract shall be expressly subordinated to the lien and operation of Bank's Mortgage.

               (n) Two sets of the Plans (including standard Unit floor plans) which must have been approved in writing by Borrower and the General Contractor either by initialing same or by other written approval identifying all pages and dates, including revision dates. The Plans must include architectural, structural, mechanical, plumbing and electrical plans and specifications and must incorporate the recommendations in the soil testing report.

               (o) APPRAISAL. Borrower shall have furnished Bank with narrative appraisals certified to the Bank for each base Unit model type on a standard non-premium lot prepared by an appraiser acceptable to Bank.

               (p) COST BREAKDOWN. A detailed cost breakdown for the construction of each base Unit model type. At Borrower's expense, Bank will engage its engineer to review such costs to determine sufficiency of same under the Bank's guidelines.

               (q) CONTRACTS. The proposed contract for sale and purchase of a completed Unit, and other documents to be used by Borrower to market and convey Units in the Approved Project.

               (r) ARCHITECT'S CONTRACT. Copies of the contracts signed by Borrower and Architect for design and supervisory services.

               (s) CONTRACTOR'S CONTRACT. Copies of the contracts signed by the Borrower and Contractor for construction services related to the Units.

               (t) CONSENT OF THE ARCHITECT. Consents from the Architect to Borrower's assignments to Bank of Borrower's interests in the contract with such party. In addition, the design architect, if any, shall agree that Bank may use and copy the Plan if a Default occurs. In furtherance of the assignment granted herein, Borrower shall cause all contract parties to acknowledge this assignment to Bank and agree to continue such contract on the same terms as presently exist if Bank shall succeed to the interest of Borrower thereunder and if so requested by Bank.


                                   ARTICLE VI
                      CONDITIONS PRECEDENT TO DISBURSEMENTS
                        FOLLOWING THE FIRST DISBURSEMENT

          6.1 GENERAL PERIODIC DISBURSEMENTS UNDER THE A&D NOTE AND CONSTRUCTION LINE. Bank shall not be obligated to make any Loan disbursements after the first disbursement provided for in Article V under the A&D Note or the Construction Line until all of the following conditions have been and remain satisfied as of the date of each such disbursement:

               (a) All of the conditions stated in Article III hereof, including, without limitation submission of a Draw Request.

               (b) A request for payment signed by Borrower setting forth a detailed breakdown of the disbursement requested in a format acceptable to Bank.

               (c) Construction of the Improvements for which such Draw Request has been made has been performed in accordance with the Plans, the Construction Schedule, and all terms and conditions hereunder.

               (d) The Title Policy insurer shall have issued to the Bank an ALTA Construction Endorsement Form to the Title Policy updating the Policy and listing any additional subordinate matters or certifying that no lien or other interest shall have attached to the Project other than the interest of Bank pursuant to the lien of the Security Documents, whether superior or subordinate to such lien, except taxes for the current year and other matters acceptable to Bank, and there are no liens which may take priority over the disbursement to be made and there are no survey exceptions not theretofore approved by Bank in writing.

               (e) At the time of each disbursement: (i) Bank is reasonably satisfied with the progress of construction; (ii) in Bank's reasonable opinion, the equity requirements set out in Section 2.5 and 3.6 are satisfied; and (iii) no Default Condition or Default exists under the Loan Documents.

               (f) Bank shall have received Bank's Construction Inspector's approval to the Borrower's requisition for any hard costs.

               (g) Bank shall have received copies of all notarized partial release lien waiver forms executed by each appropriate subcontractor, supplier and/or materialman which have filed a Notice to Owner.

               (h) An Owner's Affidavit from Borrower certifying that the funds disbursed to date by Bank have been paid to the appropriate parties.

               (i) No litigation, arbitration or other proceeding shall have been commenced against Borrower or the General Contractor, which in Bank's judgment, materially impairs, or is likely to materially impair the Borrower's or the General Contractor's ability to complete the Project.

               (j) As and when reasonably requested by Bank, a recertification of the Survey reflecting all changes in the physical conditions of the Land and Improvements subsequent to the date of the last certification of the Survey. Each such recertification shall show all construction work in place.

               (k) Bank, based on the advice of its Construction Inspector, must believe in its reasonable opinion that construction can be completed within the time frame set forth in Paragraph 2.6(g) herein as to the Units under the Construction Line.

               (l) There shall not have been any destruction or casualty to the Improvements not covered by insurance.

               (m) If the Draw Request requires an amendment to the Use of Proceeds or the Percentage Completion Draw Schedule or reallocation of hard cost items which would require contractor and lienor notice under ss.713.347(2), Fla. Stat., written notice from owner to the Contractor and all required lienors, in compliance with ss.713.347,(2) Fla. Stat., and countersigned by the Contractor and any lienors who have provided notices to owner.

               (n) RETAINAGE. Bank has the right to withhold the final six percent (6.0%) of the individual unit's construction loan until such time as the Certificate of Occupancy or Final Certificate of Inspection by the appropriate governmental authority is issued.

          6.2 CONSTRUCTION LINE PERIODIC DISBURSEMENTS. The following additional conditions shall have been and remain satisfied as of the date of each Construction Line disbursement for a Unit:

               (a) At request of Bank, if the slab has been poured on a lot, a satisfactory foundation or tie-in survey for such lot shall have been submitted to Bank consistent with the requirements herein prior to any draws subsequent to the initial draw.

               (b) At request of Bank, soil report as to the compaction and other soil test on the Land by a soil testing firm satisfactory to Bank, at such times and in such locations as recommended by such firm. Borrower shall promptly submit to Bank copies of all such reports, together with any other physical tests made on the Land, the Improvements, or the materials to be incorporated into the Improvement and shall, at its sole cost and expense, cause such additional test to be made from time to time, as Bank may reasonably require.

               (c) At such time as any portion of the Improvements are occupied, Borrower shall submit to Bank an "all risk" permanent hazard insurance policy with respect to such Improvements, complying with the requirements set forth in the Mortgage, and including a Replacement Cost and Agreed

          Amount/Stipulated Value Endorsement and such other endorsements as are deemed necessary by Bank, together with evidence that all insurance premiums have been paid.

               (d) After the slab has been poured, no additional advances toward construction shall be made until after the effective date of the flood hazard application/policy.

          6.3 REQUIREMENTS FOR DISBURSEMENT AT COMPLETION. Bank shall not be obligated to make the final construction disbursement for a Unit until all of the following additional conditions have been satisfied:

               (a) The Units which have been commenced have been substantially completed and are substantially in accordance with the Plans, and certificates as to such Completion have been issued in satisfactory form to Bank by the Architect/Engineer and the General Contractor, including, without limitation, Architect's Certificate of Completion together with AIA G704 Certificate of Substantial Completion, Contractor's Certificate of Completion together with the AIA G704 Certificate of Substantial Completion and, if applicable, the Engineer's Certificate of Completion, and certificates as to occupancy and use have been issued by the appropriate Governmental Authorities (and copies provided to Bank).

               (b) Bank has received three (3) copies of an "as-built" survey prepared by a registered surveyor consistent with Section 4.8 above and additionally showing all of the Improvements in place.

               (c) Bank has received two sets of detailed as-built plans and specifications approved and identified as such in writing by Borrower, the Architect/Engineer and the General Contractor. The two sets must include plans and specifications for (i) as to the Construction Line, architectural, structural, mechanical, plumbing and electrical details; and (ii) as to the A&D Note, all site development (including without limitation, storm drainage, easements, utility lines and landscaping) work, as applicable.

               (d) Bank has received final lien waivers and releases from the General Contractor and all general contractors, subcontractors, subcontractors, suppliers, laborers, and materialmen certifying that they and all parties in privity with them have been paid in full and waiving their lien rights against the Project (or such lot, as appropriate).

               (e) Bank has received an inspection report performed by this Construction Inspector in substance satisfactory to Bank and Construction Inspector's written approval of the final Draw Request.


                                   ARTICLE VII
                     THE BORROWER'S CONVENTS AND AGREEMENTS

          7.1 PAYMENT AND PERFORMANCE. Borrower will pay when due or within any applicable grace period all sums owing to Bank under the Note, this Loan Agreement, the Mortgage and the other Loan Documents, and perform all obligations as outlined or referenced therein.

          7.2 FURTHER ASSURANCES. On demand by Bank, Borrower will do any act and execute any additional documents reasonably required by Bank to secure the Loan, to confirm or perfect the lien of the Security Documents, including, but not limited to, additional financing statements or continuation statements, new or replacement notes and/or Security Documents and agreements supplementing, extending or otherwise modifying the Loan Documents, certificates as to the amounts of the indebtedness evidenced by the Note from time to time, and certificates that Borrower knows of no defaults by or defenses or set-offs against Bank as long as such certificate represents the true statement of Borrower.

          7.3 CONSTRUCTION. The Borrower will: (a) continue conscientiously the construction of the Improvements; (b) not discontinue or permit the discontinuance of work on the Improvements for longer than fifteen (15) consecutive days, (c) in any event, complete the Improvements, including installation of any required items of personalty in substantial compliance with the Plans, free and clear of liens or claims of liens for material supplied or for labor or services performed in connection with the construction of the Improvements; and (d) not file, prior to the recording of the Mortgage, a Notice of Commencement for the Approved Project. Notwithstanding the foregoing, any delays in the event of unavailability of materials at reasonable cost, strikes, other labor problems, governmental order, acts of God or other events which would support a defense based upon impossibility of performance for reasons beyond the control of Borrower shall not be a breach of Borrower's responsibilities under this Section VII.

          7.4 PAYMENT OF CONTRACTORS. Borrower covenants to advise Bank immediately, and in writing if Borrower receives any claim of lien in connection with any services, labor or materials furnished in connection with the construction of Units, and to remove such liens within thirty (30) days of the date of filing. Borrower shall comply with the Construction Contract Prompt Payment Law contained in the Florida Construction Lien Law, Chapter 713, Fla. Stat. Notwithstanding the foregoing, Borrower shall not be in Default under this paragraph if the number and amount of such liens are under the amounts set forth in Section 9.1(g).

          7.5 FEES AND EXPENSES. Whether or not the Loan is made or all Loan proceeds disbursed hereunder, Borrower agrees to pay all expenses incurred by Bank, or by Borrower in order to meet Bank's requirements, in connection with the Loan, including without limitation, commitment and renewal fees or deposits to Bank, fees for appraisal, environmental assessment, reappraisal, survey, recording, title insurance, builder's risk and other insurance premiums, brokerage commissions and claims of brokerage, property taxes, intangible taxes, documentary stamp taxes, architect's fees, engineer's fees, inspection fees, the General Contractor's fees, and such legal fees and costs incurred by Bank in connection with the making and administration of the Loan, the enforcement, of Bank's rights under the Loan Documents, arbitration, the renewal, modification, or extension of the Loan, or in connection with litigation or threatened litigation by a third party which arises because Bank made the Loan. Any such amounts paid by Bank shall constitute part of the indebtedness which is secured by the Security Documents, and shall be due and payable upon demand.

          7.6 INSURANCE. Borrower covenants to maintain insurance, as required herein and in the Mortgage.

          7.7 TAXES AND INSURANCE. Upon the request of Bank, Borrower shall submit to Bank such receipts and other statements which shall evidence, to the satisfaction of Bank, that all taxes (by April 30th of each year), assessments and insurance premiums have been paid in full.

          7.8 TITLE POLICY. When requested by Bank during the Loan term, Borrower shall provide an endorsement to the Title Policy certifying that (a) real estate taxes due through such date have been paid; (b) no additional restrictions or encumbrances are of record which have not been approved by Bank; and (c) no liens or lis pendens have been filed against the Land or the Improvements. In the event that periodic title endorsements are not required to be issued in connection with the title insurance, Borrower agrees to cause title endorsements to be issued as reasonably required by Bank. When requested, after the final disbursement of Loan proceeds, Borrower will provide Bank with an endorsement to the Title Policy insuring the principal balance of the Loan and containing no exceptions not approved by Bank.

          7.9 ADDITIONAL CONSTRUCTION. Borrower shall not construct or permit the construction of any improvements other than options prepaid by end purchasers on the Approved Project other than those Improvements described in the Plans, or approved in writing by Bank.

          7.10 SALES REPORTS. Within ten (10) days after the end of each month Borrower shall deliver to Bank a Sales Report covering that month such Sales Report shall include, among other things as may be required by Bank, a cumulative summary of the number of Units sold, closed and under construction as well as the number of Spec and Model Units in each Transeastern Properties, Inc., a Florida corporation project.

          7.11 INSPECTION. Borrower will permit Bank and its authorized agents to enter upon the Project during normal working hours and as often as Bank desires, for the purpose of inspecting the construction of the Improvements. When requested, Borrower will furnish to Bank detailed plans, shop drawings and specifications which relate to the Improvements. Failure of Bank or its authorized agents to discover deficiencies in or to reject materials or workmanship incorporated or provided to the Improvements shall not make Bank or its agent liable to Borrower or to any other person on account of such failure, nor shall any prior failure constitute a waiver of Bank's right to subsequently reject any such workmanship or materials. Borrower specifically acknowledges that all inspections undertaken by Bank or its agent shall be for the sole benefit of Bank and not for Borrower, any Guarantor, or any third party.

          7.12 FOUNDATION AND OTHER SURVEYS. Under the Construction Line, upon the completion of the construction of the foundation of each unit, Borrower will promptly submit to Bank for its approval one (1) copy of a foundation survey of the Project prepared by a registered land surveyor and consistent with the requirements of Section 4.8 above. In addition to the surveys specifically required by this Agreement, Borrower shall provide Bank during construction with such additional surveys as requested by Bank.

          7.13 SOIL AND OTHER TESTS. A report as to the compaction or other soil tests made on the Land by a soil testing firm shall also be submitted to Bank when so requested in accordance with the requirements of paragraph 4.24 above. The number and locations of such soil tests shall be in accordance with the recommendations of the soil testing firm. Borrower shall promptly submit to Bank copies of reports of all other physical tests made on the Land, the Improvements or the materials to be incorporated into the Improvements and shall, at Borrower's expense, cause to be made such additional tests from time to time as Bank may reasonably require.

          7.14 USE OF LOAN FUNDS. Borrower shall use all Loan proceeds disbursed to Borrower solely in payment of costs incurred in connection with constructing the Project, in accordance with the Cost Breakdown and Use of Proceeds.

          7.15 AVAILABILITY OF UTILITIES. All utility services necessary for the construction of the Improvements and the operation thereof for their intended purposes are presently available or will be available when needed through presently existing public or unencumbered private easements or rights-of-ways in accordance with validly executed and enforceable utility service agreements between Borrower and the provider of each of such services (the "Utility Service Agreements"), if applicable (which would inure to the benefit of Bank in the event of the foreclosure of the Mortgage) at the boundaries of the Land, including but not limited to, water, storm and sanitary sewer, gas, electric and telephone facilities, and all such utilities are non-interruptible. Borrower shall also provide Bank with copies of all Utility Service Agreements.

          7.16 HAZARDOUS SUBSTANCES. Borrower affirms and incorporates by reference the representations, warranties, terms, conditions, and indemnities contained in that certain Hazardous Substance Certificate and Indemnification Agreement of even date herewith.

               At any time deemed necessary by Bank, in its sole and absolute discretion, Bank may, at its election, obtain one or more environmental assessments of the Land prepared by a geohydrologist, an independent engineer, or other qualified consultant or expert approved by Bank evaluating or confirming (i) whether any Hazardous Substances as defined in other Loan Documents are present in the soil or water at the Land and (ii) whether the use and operation of the Land complies with all applicable Environmental Laws relating to air quality, environmental control, release of oil, hazardous materials, hazardous wastes and hazardous substances, and any and all other applicable environmental laws. Environmental assessments may include detailed visual inspections of the Land including, without limitation, any and all storage areas, storage tanks, drains, dry wells, and leaching areas, and the taking of soil samples, surface water samples, and ground water samples, as well as such other investigations or analyses as are necessary. or appropriate for a complete determination of the compliance of the Land and the use and operation thereof with all applicable Environmental Laws. Such environmental assessments shall be at the sole cost and expense of Borrower. In the event that it is determined that additional tests and/or remediation are necessary as a result of the aforesaid assessments, or in the event such additional testing or remediation is recommended by the aforesaid assessments, the Borrower agrees to immediately perform the tests or undertake the remediation as recommended. In the event contamination or other environmental problem is found on the Property, the Borrower shall be in Default hereunder after a thirty (30) day cure period.

          7.17 CAPITAL ADEQUACY. INTENTIONALLY OMITTED.

          7.18 INDEMNIFICATIONS. The Borrower and the Guarantor shall indemnify and hold Bank and its directors, officers, agents, employees, and attorneys harmless from all liability, loss, expense or damage of any kind or nature, including, without limitation, any suits, proceedings, claims, demands, or damages (including attorneys' fees and costs paid or incurred in connection therewith at both trial and appellate levels), incurred or arising by reason of:

               (a) The Commitment or the making of the Loan (except for liability, loss, expense or damage arising from the willful misconduct or gross negligence of Bank);

               (b) Any claim or action for the payment of any brokerage commissions or fees which may be claimed to be payable in connection with the Commitment; and

               (c) The past, present or future handling, storage, transportation, or disposal of hazardous substances upon the Land. Notwithstanding the foregoing, Borrower's and Guarantor's indemnity shall be limited to the extent provided in the Hazardous Substance Certificate and Indemnification Agreement executed by such parties as of the Closing Date.

          These indemnifications shall survive the full payment and performance of the obligations of the Borrower under the Loan documents except as set forth above and in the Hazardous Substance Certificate and Indemnification Agreement.

          7.19 FINANCIAL STATEMENTS. Borrower and each Guarantor shall submit annual and interim financial statements as set forth below and when so requested by Bank. Such statements shall include, at a minimum: a balance sheet; an income and expense statement; a statement showing contingent liabilities; and any supporting schedules or documentation which Bank may require. Each unaudited statement must contain a certification to Bank of the statement's accuracy and completeness signed by an authorized officer or the individual, as applicable. Annual statements of business entities (including corporations and partnerships) shall be audited by a certified public accountant reasonably acceptable to Bank and shall be submitted no later than one hundred twenty (120) days after fiscal year end. Interim statements shall be submitted within forty five (45) days of each quarter end certified to Bank by the financial officer of Borrower. Guarantor's personal financial statement shall be submitted to Bank prepared on Bank's approval form within one hundred twenty (120) days of each calendar year end. Borrower and Guarantor shall provide Bank with annual tax returns within thirty (30) days of filing.

          7.20 APPRAISALS. Bank must order, at Borrower's expense, and receive a narrative discounted appraisal on the Land by an appraiser acceptable to Bank and Bank must review said appraisal prior to Closing Date. At any time during the term of the Loan, the Loan balance, including the unfunded but committed portion, may not be in excess of seventy five percent (75%) of the Loan-to-value with "value" being defined as, on a discounted basis, "as if" fully developed with respect to Land for which development funding has commenced or is available to commence and raw Land for which development has not commenced or is not available to commence, all contemplated site development and Unit improvements. In addition to the appraisal required by Bank prior to closing of the Loan, updated appraisals shall be prepared at Borrower's expense when requested by Bank but in no event more than annually, if Bank believes, in its sole discretion, that the value of the collateral for the Loan would render the Loan-to-value to less than seventy five percent (75%) as defined above. Borrower shall cooperate fully with the appraisal process and shall allow the appraisers reasonable access to the Approved Project.

          7.21 LEASES AFFECTING APPROVED PROJECT. Borrower shall not, without the express prior written consent of Bank, enter into any lease affecting the Approved Project or any part thereof.

          7.22 ASSIGNMENT OF CONTRACTS. As additional security for the Loan and for the performance by Borrower of all of its obligations hereunder, Borrower hereby assigns to Bank all of Borrower's interest in any and all contracts, agreements, permits, licenses, approvals, or other documents or writings relating to the construction, leasing, management or operation of the Improvements, including but not limited to the Construction Documents, the architect's contract, the engineer's contract, site development contractor's and the Plans. This assignment shall not, however, be deemed to impose upon Bank any of Borrower's obligations under any such contract. Incident to the assignment of the Construction Documents, the architect's contract, site development contractor's contract, the engineer's contract, and the Plans, Borrower will fulfill the obligations of Borrower thereunder, enforce the performance thereof and give immediate notice to Bank of any default by the architect, site development contractor, the engineer, or the General Contractor thereunder. Further, Borrower will not, without the prior written consent of Bank (i) materially modify, or amend the terms of the architect's contract, the Plans, engineer's contract, site development contractor's contract or the Construction Documents; or (ii) waive or release the performance of any material obligation to be performed by the architect, the engineer, site development contractor or the General Contractor thereunder.

          7.23 SUBORDINATE FINANCING. Borrower shall not permit there to exist nor shall Borrower obtain any subordinate or secondary financing of the Land or any other property granted as security for the Loan, except for that certain loan in favor of Amresco Funding Corporation, a Delaware corporation, which loan is secured by that certain mortgage dated March 29, 1996 and recorded in Official Records Book 24694 at Page 0744 of the Public Records of Broward County, Florida and that certain contingent return mortgage dated March 29, 1996 and received in Official Records Book 24694 at Page 0787 of the Public Records of Broward County, Florida, both of which have been voluntarily subordinated to Bank's mortgages.

          7.24 TRANSFER OF PROPERTY OF BORROWER. The Borrower shall not permit any change in its ownership (or the ownership of its general partners, if applicable), its corporate or trade name, the nature and operation of its business or the nature and character of the Borrower or the Approved Project, nor shall the Borrower sell, assign, transfer, hypothecate or dispose of all or any portion of the Land, Improvements, or the Approved Project, except as may be permitted hereby, without the prior written consent of Bank, which consent shall be withheld or granted in Bank's sole and absolute discretion.

          7.25 PARTIAL RELEASES OF PROPERTY. Provided the Borrower is not then in Default hereunder, under the Note, the Mortgage or any other Loan Document, Bank will provide partial releases in respect of its interest under the Mortgage and other Loan Documents upon the terms and conditions set out in Exhibit "B" attached. Payments made for releases shall be applied by Bank against the outstanding principal of the Loan unless the release payment is calculated to take into account allocable interest or other constituent costs or accruals, in which event Bank may apply the release payment in accordance with such calculations. Borrower agrees to reimburse Bank for all out-of-pocket fees and costs, as set forth in Exhibit "B" hereto in connection with the granting of such partial releases and shall provide Bank with any and all information requested by Bank with respect to the Unit to be released.

               Notwithstanding anything contained herein to the contrary, if Borrower applies for the partial release of a lot from the lien of the Mortgage and other Loan Documents and there is not then any outstanding principal balance under the A&D Note, but there are outstanding letters of credit (either drawn or undrawn upon) issued by Bank on Borrower's behalf which are secured by the Mortgage (the "Secured Letters of Credit"), the Lot

Release Price (computed in a redefined manner as follows: that certain amount derived by dividing the sum of all remaining outstanding letters of credit by the number of remaining developed lots encumbered by the Mortgage) shall nevertheless be due and payable as a precondition to Bank's obligation to grant a partial release or permit the commencement of a Unit on a particular lot, as applicable, and the Lot Release Prices paid for partial releases in this situation (collectively, the "Partial Release Funds") shall be placed by Bank in an account in Borrower's name, which account shall be pledged by Borrower to Bank as additional collateral for the Loan and the indebtedness of Borrower to Bank arising out of the Secured Letters of Credit. Borrower shall have no rights to make withdrawals or otherwise receive disbursements from the pledged account. Borrower agrees to execute any and all documents required by Bank to evidence the pledge of the Partial Release Funds. If the Secured Letters of Credit are drawn, or if Borrower Defaults under the Loan Documents, Bank may, in its sole and absolute discretion, and in addition to any and all of its available rights and remedies under the Loan Documents, the documents evidencing the Secured Letters of Credit, or otherwise, apply the Partial Release Funds to reimburse Bank for any drawings made under the Secured Letters of Credit and to any then outstanding balance under the Loan. If said Secured Letters of Credit are reduced or released, the pledged account will be reduced or released as well and shall be returned to Borrower.

               Notwithstanding any provision herein to the contrary, if Bank at its sole discretion has agreed to issue letters of credit for the performance of site development work contemplated in this Agreement, sufficient availability for funding such scope of work must exist under the Use of Proceeds for which the letter of credit is being requested.

          7.26 DISCLOSURE OF CONTRACTS AND NOTE. Borrower shall disclose to Bank upon demand, the names of all persons with whom Borrower has contracted or intends to contract for any construction or for the furnishing of labor or materials therefor, and when required by Bank obtain the approval by Bank of all such persons. Borrower shall upon Bank's request, at all times during the construction period of any Improvements, provide to the Bank, within ten (10) days of the Borrower's receipt thereof, copies of all notices to owner, claims of lien, and demands for sworn statement of account, issued by any party, whether pursuant to any notice of commencement or otherwise, in connection with the Approved Project or the Land.

          7.27 CONSTRUCTION LIEN LAW NOTIFICATION REQUIREMENTS. Borrower hereby authorizes Bank to provide written notices to Contractor and lienors providing notices to owner pursuant to ss.713.3471 (1)(a), Fla. Stat., and ss.713.3471
(2)(b), Fla. Stat., to the extent such notices are required by law. Borrower hereby releases Bank and waives all claims it may have against Bank for damages Borrower may incur as a result of Bank's failure to deliver said notices. Borrower hereby agrees to provide all required notices to the Contractor and all lienors providing notices to owner in compliance with ss.713.3471(2)(a), Fla. Stat., in a timely fashion.

          7.28 AMENDMENTS TO COST BREAKDOWN. If Borrower amends the Cost Breakdown or reallocate items in the Cost Breakdown such that written notice to the Contractor and lienors serving notices to owner would be required under ss.713.3471(2)(a), Fla. Stat., (1992), Borrower agrees to provide written notice to the Contractor and all required lienors in compliance with ss.713.3471
(2)(a), Fla. Stat., Bank shall not be obligated to make any disbursements of Loan proceeds until Borrower has provided Bank with copies of any required notices to the Contractor and required lienors in compliance with ss.713.3471
(2)(a), Fla. Stat., together with evidence that such notices have been countersigned by the Contractor and all lienors who are required to receive the notice under ss.713.3471 (2)(a), Fla. Stat., thereby confirming receipt thereof.

          7.29 AMENDMENT TO THE USE OF PROCEEDS. With the written authorization of Borrower or Borrower's authorized representative only, as evidenced by Borrower's Draw Request, Bank may amend the Use of Proceeds or reallocate funds designated for specific line items to other line items. Such amendment may be evidenced by Borrower's Draw Request or by an Amended Use of Proceeds Schedule and may be made without the consent of the Guarantors. Bank shall not be permitted to reallocate items in the Use of Proceeds without the Borrower's or Borrower's authorized representatives prior written consent.

          7.30 LOAN FEES. INTENTIONALLY OMITTED.

          7.31 MINIMUM A&D NOTE REPAYMENT SCHEDULE. INTENTIONALLY OMITTED

          7.32 AMERICANS WITH DISABILITIES ACT. Borrower covenants and agrees that, during the term of the Loan, to the extent such Act is applicable, the Improvements and Approved Project will be in full compliance with the Americans with Disabilities Act ("ADA") of July 26, 1990, 42 U.S.C Section 12191, et. seq.) as amended from time to time, and the regulations promulgated pursuant thereto. Borrower shall be solely responsible for all ADA compliance costs, including without limitation, attorneys' fees and litigation costs, solely relating to such period in which Borrower is the owner of the Land which responsibility shall survive the repayment of the Loan and foreclosure of the Land and Improvements.

          7.33 REGULATION "Z". The Loan is exempt from the provisions of the Federal Consumers Credit Protection Act (Truth-in-Lending Act) and Regulation "Z" of the Board of Governors of the Federal Reserve System, because Borrower is a person fully excluded therefrom, and/or because the Loan is only for business or commercial purposes of Borrower and the proceeds of the Loan are not being used for personal, household, family or agricultural purposes.

          7.34 FINANCIAL COVENANTS. Borrower shall at all times be prohibited from incurring or providing a guaranty for any additional debt, except trade accounts payable in the ordinary course of business relative to the Approved Project, or form pledging its assets to secure or guarantee any debt other than that of the Borrower.

          7.35 SUBORDINATION OF SHAREHOLDER LOANS. Borrower hereby subordinates, to the prior payment to Bank of all sums owing under the Loan, any and all loans, advances, and indebtedness owing from Borrower to shareholders of Borrower from time to time, whether or not evidenced by promissory notes. Borrower may make payments of principal and interest for any loan owing to its shareholders until the Loan is paid in full so long as no Default exists under the Loan.


                                  ARTICLE VIII
                         REPRESENTATIONS AND WARRANTIES

          8.1 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Bank that:

               (a) REPRESENTATIONS AND WARRANTIES IN MORTGAGE AND GUARANTY. All of the representations and warranties contained in the Mortgage and Guaranty are true and correct and are incorporated herein by reference as if set out in full.

               (b) OTHER FINANCING. The Borrower has not (i) received any other financing for the acquisition of or development and construction on the Land existing as of the date hereof for which a lien equal to or superior to Bank's mortgage could be successfully asserted, or (ii) received any other financing for the construction of the Improvements, except for financing in favor of Amresco Funding Corporation, a Delaware corporation's interest, as evidenced by that certain Mortgage, Assignment of Rents, and Security Agreement, dated March 29, 1996, and recorded April 3, 1996 in Official Records Book 24694 at Page 0744, of the Public Records of Broward County, Florida (the "Amresco Third Mortgage") and that certain Contingent Mortgage, Assignment of Rents and Security Agreement, dated March 29, 1996 and recorded April 3, 1996, in Official Records Book 24694 at Page 0787, of the Public Records of Broward County, Florida, (the "Amresco Fourth Mortgage") the Bank's Mortgage.

               (c) PLANS. The Plans have been or will be prior to use approved by the Borrower, the Guarantor, and each appropriate Governmental Authority.

               (d) GOVERNMENTAL REQUIREMENTS AND OTHER REQUIREMENTS. Borrower will cause the Land to be developed and the Units to be constructed.in accordance with the Plans submitted to and approved by Bank, and when so constructed the Land and the Units do and shall comply with all covenants, conditions and restrictions affecting the Land or any portion thereof, and do and shall comply with all Governmental Requirements.

               (e) USE OF THE APPROVED PROJECT. There is no (i) plan, study or effort by any Governmental Authority or any nongovernmental person or agency which may adversely affect the current or planned use of the Approved Project, or (ii) to the best of Borrower's knowledge any intended or proposed Governmental Requirement (including, but not limited to, zoning changes) which may adversely affect the current or planned use of the Approved Project.

               (f) MORATORIUM. There is no moratorium or like governmental order or restriction now in effect with respect to the Approved Project and, to the best of Borrower's knowledge, no moratorium or similar ordinance or restriction is now contemplated.

               (g) PERMITS. All permits, approvals and consents of Governmental Authorities and public and private utilities having jurisdiction necessary in connection with the Approved Project have been or will be issued and are or will be in good standing.

               (h) CONDITION OF APPROVED PROJECT. No defect or condition of the Land or the solid or geology thereof exists which will impair the construction, use, or the operation of the Approved Project for its intended purpose.

               (i) LABOR AND MATERIALS. All labor and materials contracted for in connection with the construction of the Improvements shall be used and employed solely on the Land in said construction and only in accordance with the Plans.

               (j) SURVEYS. The Survey, the preliminary plat for the Land, and all plot plans and other documents heretofore furnished by the Borrower to Bank with respect to the Land and Improvements are accurate and complete as of their respective dates. There are no encroachments onto the Land and no improvements on the Land encroach onto any adjoining property.

               (k) CONSTRUCTION COSTS. The amount of the hard costs and soft costs are accurate, true and correct and are satisfactory to Borrower.

               (l) SALE OF SECURITIES. The Borrower has not instituted, caused to be instituted or been a party to and, to the best of Borrower's knowledge, there has not been any public offering with respect to the Land and Improvements, or either, within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934.

               (m) CONSTRUCTION LIEN LAW. At the time of Closing and at the time of the recording of the Mortgage, no work has been done on Improvements or on the Approved Project by the Borrower or anyone else acting for, or on behalf of the Borrower, and no materials have been placed on the Property by any materialmen or by anyone else. No Notice of Commencement has been recorded in the Public Records with respect to the Approved Project or the Land at the time of Closing. Borrower shall not permit the commencement of any excavation or construction work of any nature whatsoever, nor the delivery of any materials to the Approved Project or the Land, prior to the recordation and posting of a Notice of Commencement as hereinafter set forth. Borrower shall execute an appropriate Notice of Commencement and cause the same to be recorded in the public records of the county in which the Property is located in sequence after the recording of the Mortgage. Borrower shall post a certified copy of the Notice of Commencement on the Approved Project, in strict conformity with the Florida Construction Lien Law. If construction is commenced prior to the recordation and posting of the Notice of Commencement, or the Notice of Commencement is recorded prior to the Mortgage, Bank shall have the absolute right to cancel this Agreement and be immediately reimbursed by Borrower for all disbursements of loan proceeds, together with expenses and reasonable attorneys' fees incurred in, connection therewith. Construction shall commence within ninety (90) days after recordation of the Notice of Commencement. Construction shall proceed continuously in a workmanlike manner. Bank reserves the right to require Borrower to furnish an itemized cost breakdown for the Improvements to be constructed.

               (n) REPRESENTATIONS AND WARRANTIES IN OTHER LOAN DOCUMENTS. All of the representations and warranties contained in the other Loan Documents are true and correct.

          8.2 RELIANCE ON REPRESENTATIONS. The Borrower acknowledges that Bank has relied upon the Borrower's representations and is not charged with any knowledge contrary thereto that may be received by an examination of the public records wherein the Land is located or that may have been received by any officer, director, agent, employee or shareholder of Bank.

          8.3 CERTIFICATE REGARDING LOAN STATUS. Upon Bank's request, Borrower and Guarantors shall provide Bank with a written certification, certifying to such matters related to the Loan as Bank may request, including, but not limited to, a statement that Borrower and Guarantors are not in Default and that no Default Conditions have occurred.


                                   ARTICLE IX
                                EVENTS OF DEFAULT

          9.1 DEFAULT. The occurrence of any one. or more of the following events (time being of the essence as to this Loan Agreement and all of its provisions) constitutes a "Default" by Borrower under this Loan Agreement, and at the option of Bank, under the other Loan Documents:

               (a) SCHEDULED PAYMENT. Borrower's failure to make any payment required under the Note when due or within any applicable grace period.

               (b) MONETARY DEFAULT. Borrower's failure to make any other payment required by this Loan Agreement or the other Loan Documents when due or within any applicable grace period.

               (c) OTHER. Borrower's failure to perform any other obligation imposed upon Borrower by this Loan Agreement or any other Loan Document within thirty (30) days after the date when performance is due. This provision shall not be construed to provide Borrower with any grace period in complying with any obligations imposed on Borrower by the terms of the Loan Documents. Notwithstanding the foregoing provision, Bank shall give Borrower notice, as defined in the Mortgage, of any non-monetary default after which Borrower shall have a thirty (30) day cure period.

               (d) REPRESENTATION. Any representation or warranty of Borrower contained in this Loan Agreement or in any certificate delivered pursuant hereto, or in any other instrument or statement furnished in connection herewith, proves to be incorrect or misleading in any adverse respect as of the time when the same shall have been made, including, without limitation, any and all financial statements, operating statements, and schedules attached thereto, furnished by Borrower or any guarantor of the Loan to Bank or pursuant to any provision of this Loan Agreement,

               (e) BANKRUPTCY. Borrower or any general partner of Borrower or any guarantor of the Loan (i) files a voluntary petition in bankruptcy or a petition or answer seeking or acquiescing in any reorganization or for an arrangement,, composition, readjustment, liquidation, dissolution, or similar relief for itself pursuant to the United State Bankruptcy Code or any similar law or regulation, federal or state, relating to any relief for debtors, now or hereafter in effect; or
          (ii) makes an assignment for the benefit of creditors or admits in writing its inability to pay or fails to pay its debts as they become due; or (iii) suspends payment of its obligations or takes any action in furtherance of the foregoing; or (iv) consents to or acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator or other similar official of Borrower, a general partner of Borrower, or any guarantor, for all or any part of the Collateral or other assets of such party, or either; or (v) has filed against it an involuntary petition, arrangement, composition, readjustment, liquidation, dissolution, or an answer proposing an adjudication of it as a bankrupt or insolvent, or is subject to reorganization pursuant to the United States Bankruptcy Code, an action seeking to appoint a trustee, receiver, custodian, or conservator or liquidator, or any. similar law, federal or state, now or hereinafter in effect, and such action is approved by any court of competent jurisdiction and the order approving the same shall not be vacated or stayed within sixty
          (60) days from entry; or (vi) consents to the filing of any such petition or answer, or shall fail to deny the material allegations of the same in a timely manner.

               (f) JUDGMENTS. (1) A final judgment other than a final judgment in connection with any condemnation is entered against Borrower, Guarantors, or any general partner of Borrower, that (i) adversely affects the value, use or operation of the Land or the Improvements in Bank's sole judgment, or (ii) adversely affects, or may adversely affect, the validity, enforceability or priority of the lien or security interest created by the Mortgage or any other Loan Document in Bank's sole judgment, or both; or (2) execution or other final process issues thereon with respect to the Land or the Improvements; and (3) Borrower, Guarantor, or any general partner of Borrower, does not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereon, in any event within thirty (30) days from entry, or Borrower shall not, within such period or such longer period during which execution on such judgment shall have been entered, and cause its execution to be stayed during such appeal, or if on appeal such order, decree or process shall be affirmed and Borrower shall not discharge such judgment or provide for its discharge in accordance with its terms within sixty (60) days after the entry of such order or decree or affirmance, or if any stay of execution on appeal is released or otherwise discharged.

               (g) LIENS. Any federal, state or local tax lien or any claim of lien for labor or materials or any other lien or encumbrance of any nature whatsoever is recorded against Borrower or the Land or Improvements and is not removed by payment or transferred to substitute security in the manner provided by law, within thirty (30) days after it is recorded in accordance with applicable law.

               (h) OTHER NOTES OR MORTGAGES. Borrower's default in the performance or payment of Borrower's obligations under any other note which remains uncured after any applicable grace period, or under any other mortgage encumbering all or any part of the Land or the Improvements, if the other mortgage is permitted by the Bank, whether such other note or mortgage is held by Bank or by any other party, and unless otherwise agreed to by separate written agreement between Bank and such other mortgage holder.

               (i) BORROWER DEFAULT UNDER LOAN DOCUMENTS. Borrower's default in the payment or performance of any of Borrower obligations under any of the Loan Documents, including this Loan Agreement and any riders thereto.

               (j) GUARANTOR DEFAULT.

                    i) The default after expiration of any applicable grace
               period in the payment or performance of any obligation of a Guarantor of the Note arising under its guaranty or pursuant to any other Loan Documents; or

                    ii) The death of any Guarantor and the failure of Borrower to provide Bank with an alternate guaranty or alternate collateral satisfactory to Bank in its sole and absolute discretion within sixty (60) days of the date of Guarantor's death.

               (k) BORROWERS/GENERAL PARTNER'S CONTINUED EXISTENCE. Borrower or any corporate General Partner of Borrower shall cease to exist or to be qualified to do or transact business in the State in which the Land and Improvements are located, or shall be dissolved or shall be a party to a merger or consolidation, or shall sell all or substantially all of its assets, or shall change its corporate name or trade name without prior written notice to Bank.

               (l) STOCK IN BORROWER/CHANGE IN PARTNERS. If Borrower is a limited partnership and without the prior written consent of Bank, any shares of stock of any corporate general partner of Borrower are issued, sold, transferred, conveyed, assigned, mortgaged, pledged, or otherwise disposed of so as to result in change of control of Borrower, whether voluntarily or by operation of law, and whether with or without consideration, or any agreement for any of the foregoing is entered into; or, if any general partnership interest or other equity interest in the Borrower is sold, transferred, assigned, conveyed, mortgaged, pledged, or otherwise disposed of, whether voluntarily or by operation of law, and whether with or without consideration, or any agreement for any of the foregoing is entered into, or any general partner of Borrower withdraws from the partnership.

               (m) TRANSFER OF PROPERTY OR OWNERSHIP. Any sale, conveyance, transfer, assignment, or other disposition or encumbrance of all or any part of the Land, Improvements, or the Approved Project, or any ownership interest in Borrower or any guarantor without the prior consent of Bank or except as otherwise permitted hereby, or as outlined in the prospectus for public offering for Transeastern Properties, Inc., a Florida corporation delivered to Bank by Borrower.

               (n) FALSE STATEMENT. Any statement or representation of Borrower or any guarantor contained in the loan application or any financial statements or other materials furnished to Bank or any other Bank prior or subsequent to the making of the Loan secured hereby are discovered to have been false or incorrect or incomplete.

               (o) DEFAULT UNDER INDEMNITY. Borrower or Guarantor shall default after any applicable grace period under any obligation imposed by any indemnity contained within any of the Loan Documents including the Hazardous Waste Certification and Indemnification.

               (p) CROSS-DEFAULT. Any monetary default by the Borrower or Guarantor under this Loan shall be a default under all other documents, instruments, mortgages and other collateral documents evidencing and securing all other loans by Bank to Borrower or Guarantor.

               (q) NON-COMPLIANCE WITH THE PLANS AND SPECIFICATIONS. Failure of any of the materials supplied for the development of the Land or the construction of the Units to comply with the Plans and Specifications or any requirements of any Governmental Authority unless the Borrower undertakes and diligently pursues the correction of such failure.

               (r) PROJECTED COMPLETION OF CONSTRUCTION. Failure to construct the Improvements with reasonable dispatch, or the discontinuance of construction at any time for a period of fifteen (15) days consecutively, or determination by Bank that construction of the Improvements will not be timely completed and Borrower's failure to complete, cure or provide satisfactory assurances after notice or demand from Bank. Notwithstanding the foregoing, any delays in the event of unavailability of materials at reasonable cost, strikes, other labor problems, governmental orders, acts of God or other events which would support a defense based upon impossibility of performance for reasons beyond the control of Borrower shall not be a Default under this paragraph.

               (s) NON-PAYMENT OF DEBTS. Borrower is generally not paying its debts as such debts become due.

               (t) SECURITIES LAWS VIOLATION. The assertion of any violation of the 1933 Securities Act, 1934 Securities Act or the Florida Blue Sky Laws by any Governmental Authorities or the institution of any securities litigation not dismissed within sixty (60) days of the commencement of same.

               (u) NON-COMPLIANCE WITH HOMEOWNER ASSOCIATION DOCUMENTS. Borrower shall fail to perform any duty required of it, fulfill any condition, abide by any covenant or in any manner default under the homeowners, association documents encumbering the Approved Project, if any.

               (v) ADVERSE ACTIONS. Any legal or equitable action is commenced against Borrower which, if adversely determined, could reasonably be expected to impair substantially the ability of Borrower to perform each and every obligation under the Loan Documents and this Agreement; provided, however, if Borrower has commenced a counter action, contest or defense to the adverse action and resolved such adverse action within one hundred twenty (120) days of the commencement of same then Borrower shall not be in Default.

               (w) GOVERNMENT CHALLENGES. The validity of any permit, approval or consent by any Governmental Authority relating to the Land, the Improvements, or the Approved Project, or the operation thereof is challenged by a proceeding before a board, commission, agency, court or other authority having jurisdiction; provided, however, if Borrower has commenced a counter action, contest or defense to the governmental challenge and resolved such challenge within one hundred twenty (120) days of the commencement of same then Borrower shall not be in Default.

               (x) BORROWER'S ACTIONS. Any action by the Borrower, which would, in the sole opinion of the Bank, significantly endanger the security of the Loan and which Borrower fails to mitigate after notice from Bank will render the Loan payable on demand.

               (y) MISCELLANEOUS. If at any time the Bank shall determine that there has been a material adverse change in the financial condition or prospects of Borrower, the Guarantor, or any general partner of Borrower, which is not corrected or cured after reasonable notice from Bank.


                                    ARTICLE X
                           BANK'S RIGHTS AND REMEDIES

          The following rights and remedies are available to Bank:

          10.1 ACCELERATION. Upon the occurrence of a Default, the entire unpaid principal balance of the Loan and all accrued but unpaid interest thereon and any costs or expenses then due to Bank and any and all other obligations of Borrower to Bank, shall, at the option of Bank and without notice to Borrower, become immediately due and payable.

          10.2 COMPLETION OF CONSTRUCTION. From and after the occurrence of a Default, Bank shall be entitled to have and use the Plans And the Construction Documents and, after first having given written notice to the architect, site development contractor, the engineer, or the General Contractor, shall be entitled from and after such notice to enjoy and enforce all of the rights of Borrower under the architect's contract, engineer's contract, site development contractor's contract, the Plans or the Construction Contracts. Borrower hereby irrevocably constitutes and appoints Bank its true and lawful attorney-in-fact with full power of substitution in the Approved Project to complete the Improvements in the name of Borrower following a Default. Borrower hereby empowers Bank from and after Default as its attorney-in-fact as follows:
(a) to use any funds of Borrower, including any Loan proceeds or equity deposits which may remain undisbursed hereunder, for the purpose of completing the Improvements in accordance with the Plans; (b) to make such additions, changes, modifications, or corrections in, or deviations from, the Plans as shall be necessary or desirable to complete the Improvements; (c) to employ such contractors, subcontractors, agents, architects, engineers, inspectors, or other parties as shall be required for said purposes; (d) to pay, settle, or compromise all existing bills and claims which may be liens against the Improvements or as may.be necessary or desirable in the sole discretion of Bank for the completion of the Improvements or for clearance of title; (e) to direct use of and/or use all or any part of the labor, materials, supplies and equipment contracted for, owned by, or under the control of Borrower, whether or not previously incorporated into the Improvements; (f) to execute all applications and certificates in the name of Borrower which may be required by the Construction Documents, the architect's contract, the engineer's contract, site development contractor's contract, Plans, or any of the contract documents;
(g) to prosecute and defend all actions or proceedings in connection with the Approved Project or the construction of the Improvements and take such action and require such performance as Bank shall deem necessary under any performance or payment bond; and (h) to do any and every act with respect to construction or completion of the Improvements or the closing of any permanent financing which Borrower might do in its own behalf including, without limitation, execution, acknowledgment, and delivery of all instruments, documents, and papers in the name of Borrower as may be necessary or desirable in the sole discretion of Bank. It is further understood and agreed that this power of attorney which shall be deemed to be a power coupled with an interest, cannot be revoked. All sums expended by Bank pursuant hereto shall be deemed to have been disbursed to Borrower and secured by the Security Documents, and the other Loan Documents.

          10.3 DISPUTES. Where disputes have arisen which, in the opinion of Bank, may endanger timely completion of the Improvements or fulfillment of any condition or covenant herein, Bank may agree to disburse Loan proceeds for the account of Borrower without prejudice to Borrower's rights, if any, to recover said proceeds from the party to whom paid. Such agreement or agreements may take the form which Bank in its discretion deems proper, including, but without limiting the generality of the foregoing, agreements to indemnify (on behalf of Borrower and/or for Bank's own account) any title insurer against possible assertion of lien claims, agreements to pay disputed amounts and the like. All sums paid or agreed to be paid pursuant to such undertaking shall be advances of Loan proceeds.

          10.4 REMEDIES CUMULATIVE: NONWAIVER: JUDGMENTS. All remedies of Bank provided for herein or in the other Loan Documents are cumulative and shall be in addition to any and all other rights and remedies provided for or available under the other Loan Documents, at law or in equity. The exercise of any right or remedy by Bank hereunder shall not in any way constitute a cure or waiver of a Default Condition or a Default hereunder or under the Loan Documents, or invalidate any act done pursuant to any notice of the occurrence of a Default Condition or Default, or prejudice Bank in the exercise of any of its rights hereunder or under any of the other Loan Documents, unless, in the exercise of said rights, Bank realizes all amounts owed to it under the Loan Documents. ANY JUDGMENT IN FAVOR OF BANK AGAINST BORROWER SHALL BEAR INTEREST AT THE DEFAULT RATE (AS DEFINED IN THE NOTE).

          10.5 NO LIABILITY OF BANK. Whether or not Bank elects to employ any or all remedies available to it in the event of an occurrence of a Default Condition or Default, Bank shall not be liable for the construction of or failure to construct or complete or protect the Improvements or for payment of any expense incurred in connection with the exercise or any remedy available to Bank or for the construction or Completion of the Improvements or for the performance or nonperformance of any other obligation of Borrower.

          10.6 SECURITY INTEREST. It is understood and agreed that Bank shall have and enjoy and is hereby granted a lien on, and a security interest in, all collateral described in the Mortgage, and including without limitation, any and all materials (stored on-site or off-site), reserves, deferred payments, deposits or advance PAYments for materials (stored on-site or off-site) undisbursed Loan proceeds, insurance refunds, impound accounts, refunds for overpayment of any kind, and such lien and security interest shall constitute additional security for the Indebtedness of Borrower to Bank, and Bank shall have and possess any and all rights and remedies of a secured party provided by law with respect to enforcement of and recovery on its security interest on such items and amounts. In the event of a conflict between this paragraph and any security interest granted pursuant to the Mortgage, the Mortgage shall control.

          10.7 CESSATION OF FUNDING. Upon the occurrence of a Default, Bank shall have the right to immediately terminate further funding of the Loan irrespective of the stage of completion.


                                   ARTICLE XI
                               GENERAL CONDITIONS

          The following conditions shall be applicable throughout the term of this Loan Agreement:

          11.1 WAIVERS. No waiver of any Default Condition or Default or breach by Borrower hereunder shall be implied from any delay or omission by Bank to take action on account of such Default Condition or Default, and no express waiver shall affect any Default Condition or Default other than the Default specified in the waiver and it shall be operative only for the time and to the extent therein stated. Waivers of any covenants, terms or conditions contained herein must be in writing and shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Bank to or of any act by Borrower requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent or similar act. No single or partial exercise of any right or remedy of Bank hereunder shall preclude any further exercise thereof or the exercise of any other or different right or remedy.

          11.2 BENEFIT. This Loan Agreement is made and entered into for the sole protection and benefit of Bank and Borrower, their successors and assigns, and no other person or persons have any right to action hereon or rights to the Loan all proceeds at any time, nor shall Bank owe any duty whatsoever to any claimant for labor or services performed or material furnished in connection with the Approved Project, or to apply any undisbursed portion of the Loan to the payment of any such claim, or to exercise any right or power of Bank hereunder or arising from any Default Condition or Default by Borrower.

          11.3 ASSIGNMENT. The terms hereof shall be binding upon and inure to the benefit of the heirs, successors, assigns, and personal representatives of the parties hereto; provided, however, that Borrower shall not assign this Loan Agreement or any of its rights, interests, duties or obligations hereunder or any Loan proceeds or other moneys to be advanced hereunder in whole or in part without the prior written consent of Bank and that any such assignment (whether voluntary or by operation of law) without said consent shall be void. It is expressly recognized and agreed that Bank may assign this Loan Agreement, the Note, the Security Documents, and any other Loan Documents, in whole or in part, to any other person, firm, or legal entity provided that all of the provisions hereof shall continue in full force and effect and, in the event of such assignment, Bank shall thereafter be relieved of all liability under the Loan Documents and any Loan disbursements made by any assignee shall be deemed made in pursuant and not in modification hereof and shall be evidenced by the Note and secured by the Security Documents and any other Loan Documents.

          11.4 AMENDMENTS. This Loan Agreement shall not be amended except by a written instrument signed by all parties hereto.

          11.5 TERMS. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

          11.6 GOVERNING LAW AND JURISDICTION. This Loan Agreement and the other Loan Documents and all matters relating thereto shall be governed by and construed and interpreted in accordance with the laws of the State of Florida. Borrower and all of its general partners hereby submits to the jurisdiction of the state and federal courts located in Florida and agree that Bank may, at its option, enforce its rights under the Loan Documents in such courts.

          11.7 PUBLICITY. At Bank's request and expense, and subject to applicable laws, regulations and restrictions, Borrower shall place upon the Approved Project, at a location mutually acceptable to Borrower and Bank, a sign or signs advertising the fact that financing is being provided by Bank. Bank shall also have the right to secure printed publicity through newspaper and other media concerning the Approved Project and source of financing.

          11.8 SAVINGS CLAUSE. Invalidation of any one or more of the provisions of this Loan Agreement shall in no way affect any of the other provisions hereof, which shall remain in full force and effect.

          11.9 EXECUTION IN COUNTERPARTS. This Loan Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Loan Agreement, it shall not be necessary to produce or account for more than one such counterpart.

          11.10 CAPTIONS. The captions herein are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Loan Agreement nor the intent of any provision hereof.

          11.11 NOTICES. All notices required to be given hereunder shall be given in accordance with the requirements of the Mortgage.

          11.12 MANDATORY ARBITRATION. Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Loan Agreement or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc. (J.A.M.S.), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Loan Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this Loan Agreement applies in any court having jurisdiction over such action.

               (a) SPECIAL RULES. The arbitration shall be conducted in the County of Broward, Florida and administered by Endispute, Inc., d/b/a J.A.M.S./Endispute who will appoint an arbitrator; if J.A.M.S./Endispute is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within 90 days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional 60 days.

               (b) RESERVATION OF RIGHTS. Nothing in this Loan Agreement shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Loan Agreement; or (ii) be a waiver by the Bank of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the right of the Bank hereto (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. The Bank may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Agreement. At Bank's option, foreclosure under a deed of trust or mortgage may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

          11.13 DISBURSEMENT OF CONSTRUCTION LINE FUNDS AT RENEWAL. If, in Bank's sole and absolute discretion, Bank agrees to extend the term of the Construction Line, and the outstanding principal balance of the Construction Line IS LESS than the original, principal Construction Line amount at the time of the extension, then Bank may, in its sole and absolute discretion, but is not obligated to, disburse sufficient Construction Line funds to increase the outstanding principal balance of the Construction Line up the original, principal amount of the Construction Line, provided that Borrower pledges to Bank as additional security for the Construction Line liquid collateral in kind and amount acceptable to Bank in its sole discretion and deposits the same in an account with Bank. In connection with any such pledge of liquid collateral, Borrower shall deliver to Bank any original securities or other instruments evidencing the collateral and shall execute such security agreements, assignments, powers-of-attorney, stock powers, endorsements, financing statements or other documentation as Bank may require to establish and perfect the security interest so granted by Borrower. Nothing contained herein shall constitute Bank's agreement or commitment to renew the Construction Line.

          IN WITNESS WHEREOF, Borrower and Bank have executed this Loan Agreement as of the above written date.

Signed, sealed and delivered
in the presence of                         TRANSEASTERN PEMBROKE VILLAGES, INC.,
                                           a Florida corporation

_____________________________________
Witness #1                                 By ____________________________(SEAL)
_____________________________________         Edward Falcone, Executive Vice
Print Name                                    President

_____________________________________
Witness #2

_____________________________________
Print Name                                 Address:

                                           3300 University Drive
                                           Coral Springs, Florida  33065

                                           CHASE FEDERAL BANK, a Federal Savings
                                           Bank, a Division of NATIONSBANK, N.A.
                                           (SOUTH), a national banking
                                           association

_____________________________________
Witness #1                                 By ____________________________(SEAL)
                                              James T. Webb, Real Estate Banking
_____________________________________         Officer
Print Name

_____________________________________
Witness #2                                 Address:

_____________________________________
Print Name                                 701 West Cypress Creek Road
                                           Suite 101
                                           Ft. Lauderdale, Florida  33309

                              JOINDER OF GUARANTORS

          The undersigned as Guarantor hereby joins in and consents to the foregoing Loan Agreement.

_____________________________________
Witness #1

_____________________________________
Print Name

                                           ____________________________________
_____________________________________                Arthur Falcone
Witness #2

_____________________________________
Print Name

_____________________________________
Witness #1

_____________________________________
Print Name

                                           ____________________________________
_____________________________________                Edward Falcone
Witness #2

_____________________________________
Print Name

_____________________________________
Witness #1

_____________________________________
Print Name

                                           ____________________________________
_____________________________________                Philip Cucci
Witness #2

_____________________________________
Print Name

_____________________________________      Transeastern Properties, Inc., a
Witness #1                                 Florida corporation, f/k/a
                                           Transeastern Properties of South,
                                           Inc., a Florida corporation
_____________________________________
Print Name

                                           By_____________________________(SEAL)
_____________________________________        Edward Falcone, Executive Vice
Witness #2                                   President

_____________________________________
Print Name

                                    EXHIBITS

         1.       Exhibit "A":      Draw Sheets/Use of Proceeds

         2.       Exhibit "B":      Partial Release

         3.       Exhibit "C":      Intentionally Omitted

         4.       Exhibit "D":      Percentage Completion Draw Schedule

         5.       Exhibit "E":      Site Plans

         6.       Exhibit "F":      Legal Description

                    EXHIBIT "A" - DRAW SHEETS/USE OF PROCEEDS

                            NATIONSBANK, N.A. (SOUTH)
                        ACQUISITION AND DEVELOPMENT LOAN
                               REQUEST FOR FUNDING
                                   PAGE 1 OF 2

BORROWER:     ___________________________________________________________

SUBDIVISION:  ___________________________________________________________

UNIT:         ___________________________________________________________


TOTAL LOAN AMOUNT (COL. D):                       $ _____________________

TOTAL WORK IN PLACE (COL. E):                     $ _____________________

LESS RETAINAGE (COL. F):                          $ _____________________

TOTAL COMPLETED LESS RETAINAGE:                   $______________________

LESS PREVIOUS REQUESTS FOR FUNDING:               $ _____________________

CURRENT FUNDING REQUEST (COL. H):                 $ _____________________


The above request is in accordance with terms of the Loan Agreement dated __________________, and is certified that: 9a) The improvements on the above listed property have been completed and are in place in accordance with the plans & specifications, as submitted to and approved by Lender; (b) There are no unpaid bills for labor, taxes and/or material for which liens may be filed upon the date of this request; (c) All requirements of governmental agencies have been fully complied with.

BORROWER:

                                   PAGE 2 OF 2
                             OBTAIN A COPY FROM BANK

                                    EXHIBIT B

                                PARTIAL RELEASES

          1. PARTIAL RELEASES UNDER THE CONSTRUCTION LINE. Provided that Borrower is not then in Default hereunder, under the Construction Line, the Mortgage or any other Loan Document, Bank will provide partial releases of Units from the lien of the Mortgage upon the following terms:

               (a) If the partial release relates to developed lots in connection with a bona fide sale or construction loan on which no home construction advances have been made:

                    (i) Bank shall be given written notice of the request for
               each partial release at least five (5) business days prior to each partial release.

                    (ii) The cost of each partial release shall be paid by
               Borrower.

                    (iii) Contemporaneously with the delivery to Borrower of
               each partial release, Borrower shall prepay principal in an amount equal to the amount advanced upon such lot plus accrued interest thereon.

               (b) If the partial release relates to Units for which advances of Construction Line proceeds have been made, Borrower shall prepay principal of the Construction Line in an amount equivalent to the total actual amount advanced by Bank under the Construction Line on account of the Unit to be released, together with interest accrued thereon ("Unit Release Price") and the applicable Lot Release Price.

                                   EXHIBIT "C"

                              INTENTIONALLY OMITTED

                              ONE STORY DRAW SHEET
                               (OBTAIN FROM BANK)

                              TWO STORY DRAW SHEET
                               (OBTAIN FROM BANK)

                                   EXHIBIT "E"

                                   SITE PLANS

                                   EXHIBIT "F"

                                LEGAL DESCRIPTION

Borrower's Taxpayer
Identification No: 65-0653049

                 THIS IS A CONSOLIDATED RENEWAL PROMISSORY NOTE
            (THE "CONSOLIDATED NOTE") TO CONSOLIDATE THE INDEBTEDNESS
             REPRESENTED BY THE PROMISSORY NOTE DATED MARCH 29, 1996
            ("FIRST NOTE") AND THE DEMAND NOTE OF EVEN DATE HEREWITH
            ("DEMAND NOTE"). THE ORIGINAL FIRST NOTE AND DEMAND NOTE
          ARE ATTACHED TO THIS CONSOLIDATED NOTE. INTANGIBLE TAXES AND
                 DOCUMENTARY STAMPS ON THE FIRST NOTE HAVE BEEN
             AFFIXED TO THE MORTGAGE AND SECURITY AGREEMENT SECURING
                THE FIRST NOTE. INTANGIBLE TAXES AND DOCUMENTARY
           STAMPS ON THE DEMAND NOTE HAVE BEEN PAID IN CONNECTION WITH
           THE RECORDING OF THE AMENDED AND RESTATED REAL ESTATE MORT-
              GAGE, ASSIGNMENT AND SECURITY AGREEMENT SECURING THE
                               CONSOLIDATED NOTE.

                              CONSOLIDATED RENEWAL
                                 PROMISSORY NOTE

$8,737,500.00                                          September ____, 1996
                                                       Fort Lauderdale, Florida

     FOR VALUE RECEIVED, TRANSEASTERN PEMBROKE VILLAGES, INC., a Florida corporation, (sometimes hereinafter referred to as the "undersigned" or the "Borrower"), promises to pay to the order of CHASE FEDERAL BANK, A FEDERAL SAVINGS BANK, A DIVISION OF NATIONSBANK, N.A. (SOUTH), a national banking association, or any subsequent holder of this note ("Bank") at its principal offices located at Suite 101, 701 West Cypress Creek Road, Fort Lauderdale, Florida 33309, or such other place or places as Bank may designate) the principal sum of EIGHT MILLION SEVEN HUNDRED THIRTY SEVEN THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($8,737,500.00) or so much thereof as may be from time to time outstanding, plus interest thereon at the Rate hereinafter defined, all in accordance with the terms and conditions of this Promissory Note (the "Note") and in accordance with the Loan Agreement by and between Borrower and Bank of even date (the "Loan Agreement") . This Note is secured by a Real Estate Mortgage, Assignment, and Security Agreement of even date filed or to be filed for record in the public records of Broward County, Florida (the "Mortgage"), Guaranty Agreements (the "Guaranty") of Transeastern Properties, Inc., a Florida corporation, f/k/a Transeastern Properties of South Florida, Inc., a Florida corporation, Arthur Falcone, Edward Falcone and Philip Cucci (the "Guarantor"), UCC Financing Statements of even date filed or to be filed for record in the public records of Broward County, Florida, and in the Office of the Secretary of State of the State of Florida (the "Financing Statements") , and other agreements by and between Borrower and Bank. The

Mortgage, Guaranty, Financing Statements and such other agreements are hereinafter referred to collectively as the "Security Documents" and the loan evidenced thereby is hereinafter referred to as the "Loan." Terms used herein but not otherwise defined hereunder are defined as set forth in the Security Documents or the Loan Agreement. All of the terms, definitions, conditions and covenants of the Security Documents or the Loan Agreement are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length, and any holder of this Note is entitled to the benefits of and remedies provided in the Security Documents or the Loan Agreement.

     A. PRIME RATE. For purposes hereof, "Prime Rate" means the fluctuating rate of interest per annum established by Bank as its prime lending rate in effect from time to time whether or not such rate shall be otherwise published. Such Prime Rate is established by Bank as an index or base rate and may or may not at any time be the best or lowest rate of interest offered by Bank.

     B. INTEREST. The outstanding Loan principal balance shall bear interest at a variable rate per annum equal to the Prime Rate plus one (1.00%). The interest rate hereunder shall be adjusted daily in accordance with fluctuations in the Prime Rate. Interest shall be computed on the basis of a daily amount of interest accruing on the daily outstanding principal balance during a 360- day year multiplied by the actual number of days the principal is outstanding during such applicable interest period.

     C. PAYMENT OF INTEREST. Interest accrued in accordance with this Note shall be due and payable monthly, in arrears, on the FIRST day of each month immediately following the calendar month for which said interest has accrued. All accrued but unpaid interest and principal shall be due and payable in full on the Maturity Date, as defined in Paragraph 6 below. All payments of principal and interest shall be made in lawful currency of the United States of America which shall be legal tender in payment of all debts, public and private, at the time of payment.

     D. PREPAYMENT. This Note may be prepaid in whole or in part at any time without fee, premium or penalty. Any partial prepayment shall be applied in accordance with paragraph 10 below and shall not postpone the due date of any subsequent periodic installments or the Maturity Date, or change the amount of such installments due, unless Bank shall otherwise agree in writing.

     E. LATE CHARGES. Should Borrower fail to pay the installments of interest or principal (if applicable) on any due date provided for herein or within ten (10) days thereafter, then Borrower further promises to pay a late payment charge equal to five percent (5.0%) of the amount of the unpaid installment as liquidated compensation to Bank for the extra expense to Bank to process and administer the late payment, Borrower agreeing, by execution hereof, that any other measure of compensation for a late payment is speculative and impossible to compute. This provision for late charges shall not be deemed to extend the time for payment or be a "grace period" or "cure period" that gives Borrower a right to cure a Default or Default Condition. Imposition of late charges is not contingent upon the giving of any notice or lapse of any cure period provided for in the Mortgage and shall not be deemed a waiver of any right or remedy of Bank, including without limitation, acceleration of this Note.

     F. MATURITY DATE. The then outstanding principal balance plus all accrued but unpaid interest shall be due and payable on September 1, 1999 (the "Maturity Date"). The Maturity Date shall be automatically extended for two (2) additional three month (3) periods (the three (3) month period hereafter referred to as the first three (3) month extension referred to as the "First Renewal Period", the second three (3) month extension referred to as the "Second Renewal Period", or either or both referred to as a "Renewal Term") on the same terms and conditions as are contained in this Note, commencing on the Maturity Date, provided the following conditions have been satisfied:

          1. Borrower and Guarantor are not in Default under the Loan and no Default Condition exists;

          2. There has been no material adverse change in the financial condition of the Borrower or Guarantor;

          3. Borrower, prior to the commencement of each Renewal Term remits to Bank an additional non-refundable prorated origination fee of one quarter of one percent (0.25%) of all outstanding and unfunded committed Note amounts computed as of the Maturity Date;

          4.   An acceptable title endorsement has been submitted to Bank;

          5. Borrower shall have provided Bank with an internally prepared year end statement (including consolidating schedules) as well as the most recent quarter end financial statements both in such form as described in the Loan Agreement; and

          6. With respect to the request for the first three (3) month renewal, Borrower has provided written notice to Bank not later than six (6) months prior to Maturity Date ("First Renewal"); and pursuant to such notice, Bank, at its sole and absolute discretion, not later than sixty (60) days following the First Renewal Request Date ("Notification Date") has approved the first extension and notified Borrower in writing of same. With respect to the request for the second three (3) month renewal, Borrower has provided written notice not later than three (3) months prior to the Extended Maturity Date (the "Second Renewal Request Date") and pursuant to such notice, Bank at its sole and absolute discretion, not later than thirty (30) days following the Second Renewal Request Date has approved the extension and notified Borrower in writing of same.

               If Bank notifies Borrower that it does not intend to grant the Renewal Term by the Notification Date or if Bank does not notify Borrower by the Notification Date that it will grant the Renewal Term, the entire outstanding balance of the Note shall be due and payable on the Maturity Date. If Borrower does not provide written notice to Bank of its election to extend the Maturity Date on or before the Request Date, the outstanding balance of the Note shall also be due and payable in full on the Maturity Date. Bank's decision to grant the Renewal Term shall be made by Bank in its sole and absolute discretion and approval of the Renewal Term may be withheld for any reason. Bank shall not be under any obligation to grant the Renewal Term. If the Renewal Term is granted, such Renewal Term shall be on the same terms and conditions as this Note and all of the terms and conditions of the Security Documents and the Loan Agreement shall apply. If Borrower or the Guarantor Defaults under the Loan between the Notification Date and the Maturity Date, or if any of the foregoing terms and conditions are not satisfied as required above, this Note shall be due and payable in full on the Maturity Date. Borrower agrees to execute any documents as Bank may reasonably request in connection with any extension of the Maturity Date.

     G. DEFAULT. Any failure of Borrower or any Guarantor to comply with any term, covenant,or condition of this Note, including without limitation, Borrower's failure to pay principal, interest, or expenses when same shall become due or Default under the Security Documents or Loan Agreement after any applicable cure period shall be deemed, at the option of Bank, a Default under this Note. Any judgment rendered on this Note shall bear interest at the Default Rate. Notwithstanding the foregoing, Borrower shall have a ten (10) day grace period for the payment of interest and expenses.

     H. ACCELERATION. Upon the occurrence of a Default hereunder or under the terms of any one or more of the Security Documents or the Loan Agreement, Bank may declare the then outstanding principal and all accrued but unpaid interest immediately due and payable and upon acceleration and thereafter this Note shall bear interest at the Default Rate, hereinafter defined, until all indebtedness evidenced hereby and secured by the Security Documents has been paid in full. Further, in the event of such acceleration, the Loan, and all other indebtedness of Borrower to Bank arising out of or in connection with the Loan shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by Borrower. ANY JUDGMENT RENDERED ON THIS NOTE SHALL BEAR INTEREST AT THE DEFAULT RATE (AS HEREIN DEFINED).

     I. DEFAULT RATE. After default, and following the expiration of any applicable cure period, or maturity or upon acceleration, and thereafter, the unpaid indebtedness then evidenced by this Note and due under and secured by the Security Documents shall bear interest at a fixed rate equal to the lesser of (a) the maximum rate then permitted under applicable law, or (b) twenty percent (20.0%) per annum.

     J. APPLICATION OF PAYMENTS. All sums received by Bank for application to the Loan may be applied by Bank to late charges, expenses, costs, interest, principal, and other amounts owing to Bank in connection with the Loan in the order selected by Bank in its sole discretion.

     K. EXPENSES. In the event this Note is not paid when due on any stated or accelerated maturity date, or should it be necessary for Bank to enforce any other of its rights under this Note, the Loan Agreement, or the Security Documents, Borrower will pay to Bank, in addition to principal, interest and other charges due hereunder or under the Loan Agreement or the Security Documents, all costs of collection or enforcement, including reasonable attorneys' fees, paralegals' fees, legal assistants' fees, costs and expenses, whether incurred with respect to collection, arbitration, litigation, bankruptcy proceedings, interpretation, dispute, negotiation, trial, appeal, defense of actions instituted by a third party against Bank arising out of or related to the Loan, enforcement of any judgment based on this Note, or otherwise, whether or not a suit to collect such amounts or to enforce such rights is brought or, if brought, is prosecuted to judgment.

     L. WAIVER. All persons now or at any time liable for payment of this Note, whether directly or indirectly, including without limitation any Guarantor, hereby waive presentment, protest, notice of protest and dishonor. The undersigned expressly consents to any extensions and renewals, in whole or in part, to the release of any or all Guarantors or co-makers and any collateral security or portions thereof, given to secure this Note, and all delays in time of payment or other performance which Bank may grant, in its sole discretion, at any time and from time to time without limitation all without any notice or further consent of Borrower, and any such grant by Bank shall not be deemed a waiver of any subsequent delay or any of Bank's rights hereunder or under the Loan Agreement or the Security Documents.

     M. USURY. In no event shall this or any other provision herein or in the Loan Agreement or Security Documents, permit the collection of any interest which would be usurious under the laws of the State of Florida. If any such interest in excess of the maximum rate allowable under applicable law has been collected, Borrower agrees that the amount of interest collected above the maximum rate permitted by applicable law, together with interest thereon at the rate required by applicable law, shall be refunded to Borrower, and Borrower agrees to accept such refund, or, at Borrower's option, such refund shall be applied as a principal payment hereunder.

     N. MODIFICATION. This Note may not be changed orally, but only by an agreement in writing signed by the Bank and Borrower.

     O. APPLICABLE LAW. This Note shall be governed by and construed in accordance with the laws of the State of Florida.

     P. NOTICES. All notices or other communications required or permitted to be given pursuant to the provisions of this Note shall be given in accordance with the notice provisions of the Mortgage.

     Q. SUCCESSORS AND ASSIGNS. As used herein, the terms "Borrower" and "Bank" shall be deemed to include their respective heirs, personal representatives, successors and assigns.

     R. SEVERABILITY. In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal, or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operates or would prospectively operate to invalidate this Note, then and in any of those events, only such provision or provisions shall be deemed null and void and shall not affect any other provision of this Note. The remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced, or disturbed thereby. In the event any provisions of this Note are inconsistent with the provisions of the Loan Agreement, the Security Documents, or any other agreements or documents executed in connection with this Note, this Note shall control.

     S. CAPTIONS; PRONOUNS. Captions are for reference only and in no way limit the terms of this Note. The pronouns used in this instrument shall be construed as masculine, feminine, or neuter as the occasion may require. Use of the singular includes the plural, and vice versa.

     T. BUSINESS DAY. Any reference herein or in the Loan Agreement or Security Documents to a day or business day shall be deemed to refer to a banking day which shall be a day on which Bank is open for the transaction of business, excluding any national holidays, and any performance which would otherwise be required on a day other than a banking day shall be timely performed in such instance, if performed on the next succeeding banking day. Notwithstanding such timely performance, interest shall continue to accrue hereunder until such payment or performance has been made.

     U. DISCLOSURE OF BORROWER AND GUARANTOR FINANCIAL INFORMATION. The owner of this Note may, from time to time, sell or offer to sell the Loan evidenced by this Note, or interests therein, to one or more assignees or participants and is hereby authorized to disseminate any information it has pertaining to the loan evidenced by this Note, including, without limitation, any security for this Note and credit information on Borrower, any of its principals and any Guarantor of this Note, to any company affiliated with the owner of this Note, any assignee or participant or prospective assignee or prospective participant, and to the extent, if any, specified in any such assignment or participation, such affiliated companies, assignee(s) or participant(s) shall have the rights and benefits with respect to this Note, the Security Documents or the Loan Agreement as such person(s) would have if such person(s) were Bank hereunder. The Bank or its successors and/or assigns as owner of this Note may also disclose any such information to any regulatory body having jurisdiction over Bank.

     V. MANDATORY ARBITRATION. Any controversy or claim between or among the parties hereto including, but not limited to, those arising out of or relating to this agreement or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc. (J.A.M.S.), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this agreement applies in any court having jurisdiction' over such action.

          1. Special Rules: The arbitration shall be conducted in Broward County, Florida, and administered by Endispute, Inc., d/b/a J.A.M.S./Endispute who will appoint an arbitrator; if J.A.M.S./Endispute is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within 90 days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional 60 days.

          2. Reservations of Rights: Nothing in this agreement shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this agreement; or (ii) be a waiver by the Bank of the protection afforded to it by 12 U.S.C. Section 91 or any substantially equivalent state law; or (iii) limit the right of the Bank hereto
               (A) to exercise self help remedies such as (but not limited to) setoff, or

               (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. The Bank may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this agreement. At Bank's option, foreclosure under a mortgage or deed of trust may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

     IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the day and year first above written.

                                                TRANSEASTERN PEMBROKE VILLAGES,
                                                INC., a Florida corporation

                                                By _______________________(SEAL)
                                                   Edward Falcone, Executive
                                                   Vice President

Documentary Stamps in the amount of $12,556.25 have been paid and affixed to the Real Estate Mortgage, Assignment and Security Agreement securing this Note.

Borrower's Taxpayer
Identification No: 65-0653049

                                 PROMISSORY NOTE
                           (REVOLVING LINE OF CREDIT)

$3,000,000.00
                                                        September ____, 1996
                                                        Fort Lauderdale, Florida

         FOR VALUE RECEIVED, TRANSEASTERN PEMBROKE VILLAGES, INC., a Florida corporation, (sometimes hereinafter referred to as the "undersigned" or the "Borrower"), promises to pay to the order of CHASE FEDERAL BANK, A FEDERAL SAVINGS BANK, NATIONSBANK, N.A. (SOUTH), a national banking association, or any subsequent holder of this note ("Bank") at its principal offices located at Suite 101, 701 West Cypress Creek Road, Fort Lauderdale, Florida 33309, or such other place or places as Bank may designate) the principal sum of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) or so much thereof as may be from time to time outstanding, plus interest thereon at the Rate hereinafter defined, all in accordance with the terms and conditions of this Promissory Note (Revolving line of Credit) (the "Note") and in accordance with the Loan Agreement by and between Borrower and Bank of even date (the "Loan Agreement") . This Note is secured by a Real Estate Mortgage, Assignment, and Security Agreement of even date filed or to be filed for record in the public records of Broward County, Florida (the "Mortgage"), Guaranty Agreements (the "Guaranty") of Transeastern Properties, Inc., a Florida corporation, f/k/a Transeastern Properties of South Florida, Inc., a Florida corporation, Arthur Falcone, Edward Falcone and Philip Cucci (the "Guarantor"), UCC Financing Statements of even date filed or to be filed for record in the public records of Broward County, Florida, and in the Office of the Secretary of State of the State of Florida (the "Financing Statements") , and other agreements by and between Borrower and Bank. The Mortgage, Guaranty, Financing Statements and such other agreements are hereinafter referred to collectively as the "Security Documents" and the loan evidenced thereby is hereinafter referred to as the "Loan." Terms used herein but not otherwise defined hereunder are defined as set forth in the Security Documents or the Loan Agreement. All of the terms, definitions, conditions and covenants of the Security Documents or the Loan Agreement are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length, and any holder of this Note is entitled to the benefits of and remedies provided in the Security Documents or the Loan Agreement. Subject to the terms and conditions of this Note and the Security Documents, Bank shall advance funds to Borrower pursuant to the terms of the Loan Agreement such that Borrower may use the line of credit provided for by this Note by borrowing, paying and repaying, in whole or in part, and reborrowing on a revolving basis, up to a maximum principal sum of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) at any one time outstanding, the funds evidenced by this note.

         A. PRIME RATE. For purposes hereof, "Prime Rate" means the fluctuating rate of interest per annum established by Bank as its prime lending rate in effect from time to time whether or not such rate shall be otherwise published. Such Prime Rate is established by Bank as an index or base rate and may or may not at any time be the best or lowest rate of interest offered by Bank.

         B. INTEREST. The outstanding Loan principal balance shall bear interest at a variable rate per annum equal to the Prime Rate plus one (1.00%). The interest rate hereunder shall be adjusted daily in accordance with fluctuations in the Prime Rate. Interest shall be computed on the basis of a daily amount of interest accruing on the daily outstanding principal balance during a 360- day year multiplied by the actual number of days the principal is outstanding during such applicable interest period.

         C. PAYMENT OF INTEREST. Interest accrued in accordance with this Note shall be due and payable monthly, in arrears, on the FIRST day of each month immediately following the calendar month for which said interest has accrued. All accrued but unpaid interest and principal shall be due and payable in full on the Maturity Date, as defined in Paragraph 6 below. All payments of principal and interest shall be made in lawful currency of the United States of America which shall be legal tender in payment of all debts, public and private, at the time of payment.

         D. PREPAYMENT. This Note may be prepaid in whole or in part at any time without fee, premium or penalty. Any partial prepayment shall be applied in accordance with paragraph 10 below and shall not postpone the due date of any subsequent periodic installments or the Maturity Date, or change the amount of such installments due, unless Bank shall otherwise agree in writing.

         E. LATE CHARGES. Should Borrower fail to pay the installments of interest or principal (if applicable) on any due date provided for herein or within ten (10) days thereafter, then Borrower further promises to pay a late payment charge equal to five percent (5.0%) of the amount of the unpaid installment as liquidated compensation to Bank for the extra expense to Bank to process and administer the late payment, Borrower agreeing, by execution hereof, that any other measure of compensation for a late payment is speculative and impossible to compute. This provision for late charges shall not be deemed to extend the time for payment or be a "grace period" or "cure period" that gives Borrower a right to cure a Default or Default Condition. Imposition of late charges is not contingent upon the giving of any notice or lapse of any cure period provided for in the Mortgage and shall not be deemed a waiver of any right or remedy of Bank, including without limitation, acceleration of this Note.

         F. MATURITY DATE. The then outstanding principal balance plus all accrued but unpaid interest shall be due and payable on September 1, 1999 (the "Maturity

                  Date"). The Maturity Date shall be automatically extended for two (2) additional three month (3) periods (each three (3) month period hereafter referred to as the "Renewal Term") on the same terms and conditions as are contained in this Note, commencing on the Maturity Date, provided the following conditions have been satisfied:

                  1. Borrower and Guarantor are not in Default under the Loan and no Default Condition exists;

                  2. There has been no material adverse change in the financial condition of the Borrower or Guarantor;

                  3. Borrower, prior to the commencement of the Renewal Term remits to Bank an additional non-refundable prorated origination fee of one quarter of one percent (0.25%) of all outstanding and unfunded committed Note amounts computed as of the Maturity Date;

                  4. An acceptable title endorsement has been submitted to Bank;

                  5. Borrower shall have provided Bank with an internally prepared year end statement (including consolidating schedules) as well as the most recent quarter end financial statements both in such form as described in the Loan Agreement; and

                  6. With respect to the request for the first three (3) month renewal, Borrower has provided written notice to Bank not later than six (6) months prior to Maturity Date ("First Renewal"); and pursuant to such notice, Bank, at its sole and absolute discretion, not later than sixty (60) days following the First Renewal Request Date ("Notification Date") has approved the first extension and notified Borrower in writing of same. With respect to the request for the second three (3) month renewal, Borrower has provided written notice not later than three (3) months prior to the Extended Maturity Date (the "Second Renewal Request Date") and pursuant to such notice, Bank at its sole and absolute discretion, not later than thirty (30) days following the Second Renewal Request Date has approved the extension and notified Borrower in writing of same.

                           If Bank notifies Borrower that it does not intend to
                  grant the Renewal Term by the Notification Date or if Bank does not notify Borrower by the Notification Date that it will grant the Renewal Term, the entire outstanding balance of the Note shall be due and payable on the Maturity Date. If Borrower does not provide written notice to Bank of its election to extend the Maturity Date on or before the Request Date , the outstanding balance of the Note shall also be due and payable in full on the Maturity Date. Bank's decision to grant the

                  Renewal Term shall be made by Bank in its sole and absolute discretion and approval of the Renewal Term may be withheld for any reason. Bank shall not be under any obligation to grant the Renewal Term. If the Renewal Term is granted, such Renewal Term shall be on the same terms and conditions as this Note and all of the terms and conditions of the Security Documents and the Loan Agreement shall apply. If Borrower or the Guarantor Defaults under the Loan between the Notification Date and the Maturity Date, or if any of the foregoing terms and conditions are not satisfied as required above, this Note shall be due and payable in full on the Maturity Date. Borrower agrees to execute any documents as Bank may reasonably request in connection with any extension of the Maturity Date.

         G. DEFAULT. Any failure of Borrower or any Guarantor to comply with any term, covenant,or condition of this Note, including without limitation, Borrower's failure to pay principal, interest, or expenses when same shall become due or Default under the Security Documents or Loan Agreement after any applicable cure period shall be deemed, at the option of Bank, a Default under this Note. Any judgment rendered on this Note shall bear interest at the Default Rate. Notwithstanding the foregoing, Borrower shall have a ten (10) day grace period for the payment of interest and expenses.

         H. ACCELERATION. Upon the occurrence of a Default hereunder or under the terms of any one or more of the Security Documents or the Loan Agreement, Bank may declare the then outstanding principal and all accrued but unpaid interest immediately due and payable and upon acceleration and thereafter this Note shall bear interest at the Default Rate, hereinafter defined, until all indebtedness evidenced hereby and secured by the Security Documents has been paid in full. Further, in the event of such acceleration, the Loan, and all other indebtedness of Borrower to Bank arising out of or in connection with the Loan shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by Borrower. ANY JUDGMENT RENDERED ON THIS NOTE SHALL BEAR INTEREST AT THE DEFAULT RATE (AS HEREIN DEFINED).

         I. DEFAULT RATE. After default, and following the expiration of any applicable cure period, or maturity or upon acceleration, and thereafter, the unpaid indebtedness then evidenced by this Note and due under and secured by the Security Documents shall bear interest at a fixed rate equal to the lesser of (a) the maximum rate then permitted under applicable law, or (b) twenty percent (20.0%) per annum.

         J. APPLICATION OF PAYMENTS. All sums received by Bank for application to the Loan may be applied by Bank to late charges, expenses, costs, interest, principal, and other amounts owing to Bank in connection with the Loan in the order selected by Bank in its sole discretion.

         K. EXPENSES. In the event this Note is not paid when due on any stated or accelerated maturity date, or should it be necessary for Bank to enforce any other of its rights under this Note, the Loan Agreement, or the Security Documents, Borrower will pay to Bank, in addition to principal, interest and other charges due hereunder or under the Loan Agreement or the Security Documents, all costs of collection or enforcement, including reasonable attorneys' fees, paralegals' fees, legal assistants' fees, costs and expenses, whether incurred with respect to collection, arbitration, litigation, bankruptcy proceedings, interpretation, dispute, negotiation, trial, appeal, defense of actions instituted by a third party against Bank arising out of or related to the Loan, enforcement of any judgment based on this Note, or otherwise, whether or not a suit to collect such amounts or to enforce such rights is brought or, if brought, is prosecuted to judgment.

         L. WAIVER. All persons now or at any time liable for payment of this Note, whether directly or indirectly, including without limitation any Guarantor, hereby waive presentment, protest, notice of protest and dishonor. The undersigned expressly consents to any extensions and renewals, in whole or in part, to the release of any or all Guarantors or co-makers and any collateral security or portions thereof, given to secure this Note, and all delays in time of payment or other performance which Bank may grant, in its sole discretion, at any time and from time to time without limitation all without any notice or further consent of Borrower, and any such grant by Bank shall not be deemed a waiver of any subsequent delay or any of Bank's rights hereunder or under the Loan Agreement or the Security Documents.

         M. USURY. In no event shall this or any other provision herein or in the Loan Agreement or Security Documents, permit the collection of any interest which would be usurious under the laws of the State of Florida. If any such interest in excess of the maximum rate allowable under applicable law has been collected, Borrower agrees that the amount of interest collected above the maximum rate permitted by applicable law, together with interest thereon at the rate required by applicable law, shall be refunded to Borrower, and Borrower agrees to accept such refund, or, at Borrower's option, such refund shall be applied as a principal payment hereunder.

         N. MODIFICATION. This Note may not be changed orally, but only by an agreement in writing signed by the Bank and Borrower.

         O. APPLICABLE LAW. This Note shall be governed by and construed in accordance with the laws of the State of Florida.

         P. NOTICES. All notices or other communications required or permitted to be given pursuant to the provisions of this Note shall be given in accordance with the notice provisions of the Mortgage.

         Q. SUCCESSORS AND ASSIGNS. As used herein, the terms "Borrower" and "Bank" shall be deemed to include their respective heirs, personal representatives, successors and assigns.

         R. SEVERABILITY. In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal, or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operates or would prospectively operate to invalidate this Note, then and in any of those events, only such provision or provisions shall be deemed null and void and shall not affect any other provision of this Note. The remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced, or disturbed thereby. In the event any provisions of this Note are inconsistent with the provisions of the Loan Agreement, the Security Documents, or any other agreements or documents executed in connection with this Note, this Note shall control.

         S. CAPTIONS; PRONOUNS. Captions are for reference only and in no way limit the terms of this Note. The pronouns used in this instrument shall be construed as masculine, feminine, or neuter as the occasion may require. Use of the singular includes the plural, and vice versa.

         T. BUSINESS DAY. Any reference herein or in the Loan Agreement or Security Documents to a day or business day shall be deemed to refer to a banking day which shall be a day on which Bank is open for the transaction of business, excluding any national holidays, and any performance which would otherwise be required on a day other than a banking day shall be timely performed in such instance, if performed on the next succeeding banking day. Notwith- standing such timely performance, interest shall continue to accrue hereunder until such payment or performance has been made.

         U. DISCLOSURE OF BORROWER AND GUARANTOR FINANCIAL INFORMATION. The owner of this Note may, from time to time, sell or offer to sell the Loan evidenced by this Note, or interests therein, to one or more assignees or participants and is hereby authorized to disseminate any information it has pertaining to the loan evidenced by this Note, including, without limitation, any security for this Note and credit information on Borrower, any of its principals and any Guarantor of this Note, to any company affiliated with the owner of this Note, any assignee or participant or prospective assignee or prospective participant, and to the extent, if any, specified in any such assignment or participation, such affiliated companies, assignee(s) or participant(s) shall have the rights and benefits with respect to this Note, the Security Documents or the Loan Agreement as such person(s) would have if such person(s) were Bank hereunder. The Bank or its successors and/or assigns as owner of this Note may also disclose any such information to any regulatory body having jurisdiction over Bank.

         V. MANDATORY ARBITRATION. Any controversy or claim between or among the parties hereto including, but not limited to, those arising out of or relating to this agreement or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc. (J.A.M.S.), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this agreement applies in any court having jurisdiction' over such action.

                  1. Special Rules: The arbitration shall be conducted in Broward County, Florida, and administered by Endispute, Inc., d/b/a J.A.M.S./Endispute who will appoint an arbitrator; if J.A.M.S./Endispute is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within 90 days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional 60 days.

                  2. Reservations of Rights: Nothing in this agreement shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this agreement; or (ii) be a waiver by the Bank of the protection afforded to it by 12 U.S.C. Section 91 or any substantially equivalent state law; or (iii) limit the right of the Bank hereto (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or
                           (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. The Bank may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this agreement. At Bank's option, foreclosure under a mortgage or deed of trust may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

         IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the day and year first above written.

                                   TRANSEASTERN PEMBROKE VILLAGES,
                                   INC., a Florida corporation

                                   By _______________________________(SEAL)
                                        Edward Falcone, Executive Vice President

Documentary Stamps in the amount of $10,500.00 have been paid and affixed to the Real Estate Mortgage, Assignment and Security Agreement securing this Note.

Loan No. 91000839


                               GUARANTY AGREEMENT

         THIS GUARANTY AGREEMENT, dated as of September ___, 1996 (the"Guaranty") is executed by TRANSEASTERN PROPERTIES, INC., A FLORIDA CORPORATION, F/K/A TRANSEASTERN PROPERTIES OF SOUTH FLORIDA, INC., A FLORIDA CORPORATION, (the "Guarantor"), and extended to CHASE FEDERAL BANK, A F.S.B., A DIVISION OF NATIONSBANK, N.A. (SOUTH), a national banking association ("Bank") for the benefit of TRANSEASTERN PEMBROKE VILLAGES, INC., A FLORIDA CORPORATION, a Florida limited partnership ("Borrower").

                                    RECITALS:

         1. Bank has agreed to extend a loan (the "Loan") to Borrower pursuant to the terms and conditions of, among other documents, a Promissory Note in the original principal amount of EIGHT MILLION SEVEN HUNDRED THIRTY SEVEN THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($8,737,500.00) of even date herewith executed and delivered by Borrower in favor of Bank (the "Note") and a Loan Agreement of even date, by and between Borrower and Bank (the "Loan Agreement") for the infrastructure development for two (2) parcels of land to be developed into 114 single family lots and 356 townhome lots in those certain projects known as Egret's Way and Pelican Pointe located in Pembroke Pines, Florida (the "Mortgaged Property") , which Loan is secured by a Real Estate Mortgage, Assignment, and Security Agreement of even date filed or to be filed in the public records of Broward County, Florida (the "Mortgage"), a Hazardous Substance Certificate and Indemnification Agreement of even date between Borrower, Guarantor and Bank (the "Indemnity") and other agreements to be executed by the Borrower and Bank. The Mortgage, this Guaranty, the Indemnity and the other agreements are hereinafter referred to collectively as the "Security Documents". The Security Documents and the Loan Agreement are hereinafter referred to collectively for convenience as the "Loan Documents".

         2. Guarantor is a shareholder of TRANSEASTERN PEMBROKE VILLAGES, INC., a Florida corporation.

         3. Without this Guaranty, Bank would be unwilling to make the Loan to Borrower.

         4. Because of the direct benefit to Guarantor from the Loan to Borrower, and as an inducement to Bank to make the Loan to Borrower, Guarantor agrees to guarantee to Bank the obligations of Borrower as set forth herein.

         NOW, THEREFORE, in consideration of Bank entering into the Loan Agreement and making the Loan to Borrower, and for other good and valuable consideration by Borrower to Guarantor, the receipt and sufficiency of which is hereby acknowledged by Guarantor, Guarantor hereby covenants and agrees as follows:

         1. GUARANTY OF PAYMENT. Guarantor hereby unconditionally guarantees to Bank the payment, when due, by acceleration or otherwise, of the Indebtedness. For the purposes hereof, the term "Indebtedness" shall include any and all indebtedness and obligations of Borrower to Bank, except as the Guarantor's liability is specifically limited in the Loan Documents, including without limitation, all principal , interest, fees and expenses, including attorneys' fees, evidenced by the Note, the Loan Agreement, the Security Documents or otherwise, or arising in connection with the Loan, whether existing now or arising hereafter, as such Indebtedness may be modified, increased, extended or renewed from time to time. The guaranty of Guarantor as set forth in this section is a guaranty of payment and not of collection.

         2. GUARANTY OF PERFORMANCE. Guarantor additionally unconditionally guarantees to Bank the timely performance of all other obligations of Borrower under all of the Loan Documents, including, without limiting the generality of the foregoing, that:

            (a) the Improvements will be constructed upon the Land in accordance with the Loan Agreement and with the Plans; and

            (b) the Improvements will be completed and ready for occupancy, including delivery of any certificates, licenses, and permits required by law or the Loan Agreement, within the time periods required in the Loan Agreement.

         In the event the foregoing obligations of Borrower are not timely performed in any respect whatsoever, Guarantor, without the necessity of any notice from Bank to Guarantor, agrees to (i) assume all responsibility for the completion of the Improvements and, at Guarantor's own cost and expense, to cause the Improvements to be fully completed in accordance with the Plans and in accordance with the Loan Agreement; (ii) pay all bills, costs, and expenses in connection with the construction and completion of the Improvements; and (iii) indemnify and hold Bank harmless from any and all loss, cost, liability or expense Bank may suffer by reason of any such acts or omissions of Borrower. If, after the occurrence of a Default by Borrower, Guarantor has not caused construction to progress as required by the Loan Agreement, Bank may, at its option, after first having given notice to the Guarantor at the address set forth below in the manner prescribed herein for giving notice, complete the Improvements either before or after commencement of foreclosure proceedings or before or after any other remedy of Bank against Borrower or Guarantor, with such changes or modifications in the Plans which Bank reasonably deems necessary and expend such sums as Bank, in its discretion, reasonably deems necessary and proper in order to so complete the Improvements, and Guarantor hereby waives any right to contest any such expenditures. The amount of any and all expenditures made by Bank for the foregoing purposes shall be due and payable to Bank upon demand and accrue interest at the rate then applicable under the Note (or that would be applicable under the Note if it were still outstanding).

         3. SUBORDINATION.

         3.1 All rights and claims of Guarantor now or hereafter existing (collectively the

 "Guarantor Claims") against Borrower or any of Borrower's property which Borrower now owns or shall acquire in the future or hereafter existing shall be subordinate and subject in right of payment to the prior payment in full of the Indebtedness to Bank.

         3.2 Until the Indebtedness has been paid in full and Guarantor shall have performed or satisfied all of its obligations hereunder and provided no Default exists, Guarantor may receive or collect, directly or indirectly, from Borrower or any other party any payment upon Guarantor Claims, seek to realize upon any collateral securing such Guarantor Claims or claim any offset or other reduction of Guarantor's obligations hereunder because of any Guarantor Claims. Notwithstanding the foregoing, only if a Default exists, if Guarantor should receive any such payment, Guarantor agrees to hold same in trust for Bank and agrees that Guarantor shall have absolutely no rights in or to or dominion over, such payments except to pay them promptly to Bank without demand by Bank.

         4. GUARANTOR WAIVERS. Guarantor hereby waives and agrees not to assert or take advantage of (a) any right or claim of right to cause a marshaling of any of Borrower's assets or the assets of any other party now or hereafter held as security for the Indebtedness; (b) the defense of the statute of limitations in any action hereunder or for the payment of the Indebtedness and performance of any obligation hereby guaranteed; (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of Guarantor, any other guarantor of the Loan, or Borrower or any other person or entity, or the voluntary or involuntary dissolution of Borrower or Guarantor, or the failure of Bank to file or enforce a claim against the estate (either in administration, bankruptcy, or any other proceeding) of Borrower or any other person or entity;
(d) any defense based on the failure of Bank to give notice of the existence, creation, or incurring of any new or additional indebtedness or obligation, or of any action or nonaction on the part of any other person whomsoever, or any modification of the terms of the Loan Documents, or the Indebtedness, in connection with any obligation hereby guaranteed; (e) any defense based upon an election of remedies by Bank which destroys or otherwise impairs any subrogation rights of Guarantor or any other guarantor of the Loan or the right of Guarantor to proceed against Borrower or any other guarantor for reimbursement, or both;
(f) any defense based upon failure of Bank to commence an action against Borrower; (g) any defense based upon acceptance of this Guaranty by Bank; (h) any defense based upon the invalidity or unenforceability of any of the Loan Documents; (i) any defense based upon any limitation of liability contained in any of the Loan Documents unless specifically set forth therein; (j) any defense based upon any transfer by Borrower of all or any part of the Collateral; (k) any defense based upon the failure of Bank to perfect any security or to extend or renew the perfection of any security; and (l) any other legal or equitable defenses whatsoever to which Guarantor might otherwise be entitled.

         5. CONSENT TO BANK'S ACTIONS OR INACTIONS. Guarantor consents that Bank may, at any time and from time to time, before or after any Default by Borrower, without affecting the liability of Guarantor hereunder and with or without further notice to or assent from Guarantor:

         5.1 Either with or without consideration to Borrower or to any guarantor guaranteeing the completion of the Project or payment of any portion of the Indebtedness, or any pledgor or grantor of any collateral, exchange, release or surrender (in whole or in part), or fail to protect or to preserve the value of any collateral now or hereafter held as security for the Loan, or waive, release or subordinate any lien or security interest (in whole or in part) in or on any such collateral;

         5.2 Waive or delay the exercise of any of its rights or remedies against Borrower or any other person or entity, including without limitation, any guarantor guaranteeing the completion of the Project or payment of any portion of the Indebtedness; notwithstanding any waiver or delay, Bank shall not be precluded from further exercise of any of its rights, powers or privileges expressly provided for herein or otherwise available, it being understood that all such rights and remedies are cumulative;

         5.3 Waive or extend the time from Borrower's or any other guarantor's performance of any and all terms, provisions and conditions set forth in the Loan Documents;

         5.4 Release Borrower or any other person or entity, including without limitation any other guarantor guaranteeing the completion of the Project or payment of any portion of the Indebtedness, from their obligations to complete the Project and/or from their obligations to repay all or any portion of the Indebtedness;

         5.5 Proceed against Guarantor without first proceeding against or joining Borrower or any other guarantor guaranteeing the completion of the Project or payment of any portion of the Indebtedness or any endorser of the Note, or any property securing the payment of the Indebtedness;

         5.6 Renew, extend or modify the terms of the Loan or any instrument or agreement evidencing, securing, or relating to the Loan;

         5.7 Generally deal with Borrower or other person or party or any Collateral as Bank may see fit; and

         5.8 Consent to any change in the Plans and/or the Improvements.

         Guarantor shall remain bound under this Guaranty notwithstanding any such exchange, release, surrender, subordination, waiver (whether or not such waiver is oral or written), delay, proceeding, renewal, extension, modification, act or failure to act, or other dealings described in Subsections 5.1 through
5.8 above, inclusive, including without limitation, any change in the Plans and/or the Improvements even though done without notice to or consent from Guarantor.

         6. WAIVER OF NOTICE. Guarantor waives all notices whatsoever with respect to the Loan Documents, including without limitation, this Guaranty, and with respect to the Loan, including, but not limited to, notice of:

         6.1 Bank's acceptance of this Guaranty or its intention to act, or its action, in reliance hereon;

         6.2 The making of the Loan by Bank to Borrower;

         6.3 Presentment and demand for payment of the Loan or any portion thereof;

         6.4 Protest and notice of dishonor or non-payment with respect to the Loan or any portion thereof;

         6.5 Any Default by Borrower or any pledgor, grantor of security, or any other guarantor guaranteeing the completion of the Project and/or payment of any portion of the Indebtedness;

         6.6 Any other notices to which Guarantor may otherwise be entitled; and

         6.7 Any demand for payment under this Guaranty.

         7. PRIMARY LIABILITY OF GUARANTOR. Guarantor agrees that this Guaranty may be enforced by Bank without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having resorted to recourse to the Note or the Collateral through foreclosure proceedings under the Security Documents or otherwise, and Guarantor hereby waives any rights to require Bank to proceed against Borrower or any other guarantor or to require Bank to pursue any other remedy or enforce any other right. Guarantor further agrees that Guarantor shall have no right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for the Indebtedness or Borrower to Bank, unless and until all of the Indebtedness of Borrower to Bank has been paid in full. Guarantor further agrees that nothing contained herein shall prevent Bank from suing on the Note or foreclosing the Mortgage or from exercising any other rights available to it under any other Loan Documents, or any other instrument of security if there is a Default by Borrower or Guarantor , and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any of Guarantor's obligations hereunder; it being the purpose and intent of Guarantor that Guarantor's obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Neither Guarantor's obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of Borrower or any other guarantor or by reason of Borrower's or any other guarantor's bankruptcy, insolvency, death, or dissolution. At any time Bank is entitled to exercise its remedies hereunder, it may in its discretion elect to demand payment or performance. In the event Bank elects to demand performance, it shall at all times thereafter have the right to demand payment until all of the Indebtedness has been paid in full. In the event Bank elects to demand payment, it shall at all times thereafter have the right to demand performance until all of the Indebtedness has been paid in full.

         8. SUBROGATION RIGHTS. Until the Loan is paid in full, Guarantor will not assert any right to which it may be or may become entitled, whether by subrogation, contribution or otherwise, against Borrower (except Guarantor's right to receive a management fee and distribution of cash flow from Borrower for so long as no Default exists) or any other guarantor guaranteeing the completion of the Project or payment of any portion of the Indebtedness or against any of their respective properties, by reason of the performance by Guarantor of its obligations under this Guaranty, except after completion of the Project and payment in full of the Indebtedness in accordance with the Loan Agreement.

         9. COST OF ENFORCEMENT. In the event that the Note or this Guaranty are not paid when due after any applicable grace period on any stated or accelerated maturity date, or should it be necessary for Bank to enforce any other of its rights under the Loan Documents, Guarantor will pay to Bank, in addition to principal, interest and other charges due hereunder or under the other Loan Documents, all costs of collection or enforcement, including reasonable attorneys' fees, paralegals' fees, legal assistants' fees, costs and expenses, whether incurred with respect to collection, arbitration, litigation, bankruptcy proceedings, interpretation, dispute, negotiation, trial, appeal, defense of actions instituted by a third party against Bank arising out of or related to the Loan, enforcement of any judgment based on this Guaranty, or otherwise, whether or not a suit to collect such amounts or to enforce such rights is brought or, if brought, is prosecuted to judgment.

         10. GRANT. INTENTIONALLY DELETED

         11. TERM OF GUARANTY; WARRANTIES. This Guaranty shall continue in full force and effect until the Indebtedness is fully paid, and all obligations of Borrower and Guarantor are performed and discharged. This Guaranty covers the Indebtedness whether presently outstanding or arising subsequent to the date hereof including all amounts advanced by Bank in stages or installments. Guarantor warrants and represents to Bank, (i) that this Guaranty is binding upon and enforceable against Guarantor, its heirs, personal representatives, executors, successors, and assigns in accordance with its terms, (ii) that the execution and delivery of this Guaranty do not violate any applicable laws or constitute a breach of any agreement to which Guarantor is a party, (iii) that there is no litigation, claim, action or proceeding pending or, to the best knowledge of Guarantor, threatened against Guarantor which would adversely affect the financial condition of Guarantor or its ability to fulfill its obligations hereunder. Guarantor agrees to promptly inform Bank of the adverse determination of any litigation, claim, action or proceeding or the institution of any litigation, claim, action or proceeding against Guarantor which does or could adversely affect the financial condition of Guarantor or its ability to fulfill its obligations hereunder.

         12. FURTHER REPRESENTATIONS AND WARRANTIES. Guarantor further represents to Bank that Guarantor has knowledge of Borrower's financial condition and affairs and represents and agrees that it will keep so informed while this Guaranty is in force. Guarantor agrees that Bank has no present or future obligation to investigate the financial condition or affairs of Borrower for the benefit of Guarantor nor to advise Guarantor of any fact respecting, or any change in, the financial condition or affairs of Borrower or any other guarantor of the Loan which might come to the knowledge of Bank at any time, whether or not Bank knows or believes or has reason to know or believe that any such fact or change is unknown to Guarantor or might (or does) increase the risk of Guarantor as guarantor or might (or would) affect the willingness of Guarantor to continue as a guarantor with respect to the Indebtedness.

         13. FINANCIAL STATEMENTS. Guarantor shall submit annual financial statements to Bank within one hundred twenty (120) days of each June 30th of the Loan, and interim financial statements to Bank within thirty (30) days after Bank has requested same in writing. The statements shall include, at a minimum, the following current items: a balance sheet, an income and expense statement, a statement showing contingent liabilities, detailed information regarding project sales and construction status on each project and/or entity in which Guarantor has an interest and any supporting schedules or documentation which Bank may require. Such detailed statements shall include, as applicable, the project name, location, percentage of Guarantor's ownership interest, leasing status, net operating income, current loan balance, debt service, source of any operating deficit, amount of and beneficiary of any cash distributions, and the amount of cash invested in or received from that enterprise. Each statement shall bear an authorized signature attesting to the accuracy of the statement. Annual statements of business entities shall be audited and bear the unqualified opinion of an acceptable certified public accountant. Guarantor shall also provide Bank with current year personal tax returns within thirty (30) days of filing.

         14. ADDITIONAL LIABILITY OF GUARANTOR. If Guarantor is or becomes liable for any indebtedness owing by Borrower to Bank by endorsement or otherwise than under this Guaranty, such liability shall not be in any manner impaired or reduced hereby but shall have all and the same force and effect it would have had if this Guaranty had not existed and Guarantor's liability hereunder shall not be in any manner impaired or reduced thereby.

         15. CUMULATIVE RIGHTS. All rights of Bank hereunder or otherwise arising under any documents executed in connection with or as security for the Indebtedness are separate and cumulative and may be pursued separately, successively or concurrently, or not pursued without affecting, reducing or limiting any other right of Bank and without affecting, reducing or impairing the liability of Guarantor.

         16. MULTIPLE COUNTERPARTS; PRONOUNS; CAPTIONS; SEVERABILITY. This Guaranty may be executed in multiple counterparts, each of which shall be deemed an original but all of which shall constitute but one and the same document. The pronouns used in this instrument shall be construed as masculine, feminine or neuter as the occasion may require. Use of the singular includes the plural, and vice versa. Captions are for reference only and in no way limit the terms of this Guaranty. Invalidation of any one or more of the provisions of this Guaranty shall in no way affect any of the other provisions hereof, which shall remain in full force and effect. Use of the term "include" or "including" is always without limitation. "Person" or "party" means any natural person or artificial entity having legal capacity.

         17. BANK ASSIGNS. This Guaranty is intended for and shall inure to the benefit of Bank and each and every person who shall from time to time be or become the owner or holder of any document evidencing or securing the Indebtedness, and each and every reference herein to Bank shall include and refer to each and every successor or assignee of Bank at any time holding or owning any part of or interest in any part of the Indebtedness. This Guaranty shall be transferable and negotiable with the same force and effect, and to the same extent, that any document evidencing or securing all or any portion of the Indebtedness is transferable and negotiable, it being understood and stipulated that upon assignment or transfer by Bank of any of the Indebtedness, the legal holder or owner of said Indebtedness (or a part thereof or interest therein thus transferred or assigned by Bank) shall (except as otherwise stipulated by Bank in its assignment) have and may exercise all of the rights granted to Bank under this Guaranty to the extent of that part of or interest in the Indebtedness thus assigned or transferred to said person. Guarantor expressly waives notice of transfer or assignment of the Indebtedness, or any part thereof, or of the rights of Bank hereunder. Failure to give notice will not affect the liabilities of Guarantor hereunder. Bank may sell or offer to sell the Loan or interests in the Loan to one or more assignees or participants and may disclose to any such assignee or participant or prospective assignee or participant any information Lender has pertaining to the Guaranteed Obligations, this Guaranty, or Guarantor, including, without limitation, information regarding any security for the Guaranteed obligations or any other party liable, directly or indirectly, for any part of the Guaranteed Obligations. Bank may also disclose any such information to any regulatory body having jurisdiction over Bank.

         18. APPLICATION OF PAYMENTS. Bank may apply any payments received by it from any source against that portion of the Indebtedness (principal, interest, court costs, attorneys' fees or other) in such priority and fashion as it may deem appropriate.

         19. NOTICES. Any notice or demand that must or may be given or made in connection with this Guaranty must be in writing and, unless receipt is expressly required, will be deemed given, delivered or made, as the case may be, when delivered by personal delivery or the day after it is mailed by Express Mail, by overnight delivery service of a nationally-recognized company, addressed to the parties at the following addresses, or such other addresses as may from time to time be designated by written notice given as herein required:


                  to Guarantor:

                  Arthur Falcone
                  Transeastern Pembroke Villages, Inc.
                  3300 University Drive, Coral Springs, FL 33065

                  to Bank:

                  NationsBank of Florida, N.A.

                  701 W. Cypress Creek Road, Suite 101
                  Fort Lauderdale, FL 33309

                  Attention: James T. Webb, Real Estate Banking Officer

Personal delivery to a party or to any officer, partner, agent or employee of such party, or if a proper person, to a member of his family, at its address herein shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Notwithstanding the foregoing, no notice of change of address shall be effective until the date of receipt thereof. This section shall not be construed in any way to affect or impair any waiver of notice or demand herein provided or to require giving of notice or demand to or upon Guarantor in any situation or for any reason.

         20. CONFLICT OF LAW. This Guaranty shall be construed, interpreted, enforced and governed by and in accordance with the laws of the State of Florida.

         21. SUBMISSION TO JURISDICTION. Guarantor irrevocably and unconditionally (a) agrees that any suit, action or other legal proceeding arising out of or relating to this Guaranty may be brought, at the option of Bank, in a court of competent jurisdiction of the State of Florida or any United States District Court in Florida; (b) consents to the jurisdiction of each such court in any such suit, action or proceeding; (c) waives any and all personal rights under the laws of any state to object to the laying of venue of any such suit, action or proceeding in the State of Florida; and (d) agrees that service of any court paper may be effected on Guarantor by mail, addressed and mailed as provided in Section 19 hereof or in such other manner as may be provided under applicable laws or court rules in the State of Florida. Nothing contained herein, however, shall prevent Bank from bringing an action or exercising any rights against any security for the Loan or against Guarantor personally, and against any property of Guarantor, within any other state. Initiating such proceeding or taking such action in any other state shall in no event constitute a waiver of the agreement contained herein that the law of the State of Florida shall govern the rights and obligations of Guarantor and Bank hereunder or of the submission herein made by Guarantor to personal jurisdiction within the State of Florida. The aforesaid means of obtaining personal jurisdiction and perfecting service of process are not intended to be exclusive but are cumulative and in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by the law of the State of Florida.

         22. WAIVER OF HOMESTEAD. Guarantor waives any and all homestead and exemption rights which it may have under or by virtue of the Constitution or the laws of the United States of America or of any state as against this Guaranty, any renewal hereof, or any indebtedness represented hereby, and does jointly and severally transfer, convey, and assign to Bank a sufficient amount of such homestead or exemption as may be allowed, including such homestead or exemption as may be set apart in bankruptcy, to pay all amounts due hereunder in full, with all costs of collection, and does hereby direct any trustee in bankruptcy having possession of such homestead or exemption to deliver to Bank a sufficient amount of property or money set apart as exempt to pay the indebtedness guaranteed hereby, or any renewal thereof, and does hereby appoint Bank the attorney-in-fact for each of them, to claim any and all homestead exemptions allowed by law.

         23. CONTINUING LIABILITY. Notwithstanding any other provisions of this Guaranty, the Indebtedness shall be deemed to include any and all liability, damage, cost and expense, including reasonable attorneys' fees, paralegals' fees and legal assistants' fees, which may hereafter be incurred by Bank as a result of the Mortgaged Property:

             (a) having been used in the past or present or being used in the future while the Mortgaged Property is owned by Borrower, for the sale, handling, storage, transportation, or disposal of hazardous or toxic materials, in violation of any Governmental Requirements in effect from time to time regulating hazardous or toxic materials or the Mortgaged Property; or

             (b) having contained or hereafter containing, while the Mortgaged Property is owned by Borrower, asbestos or products containing asbestos in violation of any laws, ordinances, or regulations of any Governmental Authorities affecting asbestos or products containing asbestos or the Mortgaged Property.

         Except as Guarantor's liability is specifically limited in the Loan Documents, it is expressly acknowledged by Guarantor that this indemnification shall survive in accordance with the terms and conditions set forth in the Hazardous Substance Certificate and Indemnification Agreement of even date herewith executed by the Guarantor and Borrower.

         24. DISCLOSURE OF BORROWER AND GUARANTOR FINANCIAL INFORMATION. Bank may sell or offer to sell the Loan or interests in the Loan to one or more assignees or participants and may disclose to any such assignee or participant or prospective assignee or participant any information Bank has pertaining to the Loan Documents, this Guaranty, or Guarantor, including, without limitation, information regarding any security for the Loan Documents or for this Guaranty, credit information on Guarantor, Borrower, and/or any other party liable, directly or indirectly, for any part of the Loan Documents. Bank may also disclose any such information to any regulatory body having jurisdiction over Bank.

         25. ORAL MODIFICATION INEFFECTIVE. This Guaranty may not be changed orally, and no obligation of Guarantor can be released or waived by Bank or any officer or agent of Bank, except by a writing signed by a duly authorized officer of Bank. This Guaranty shall be irrevocable by Guarantor until the Indebtedness has been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Loan Documents have been completely performed, at which time Bank will terminate this Guaranty. This Guaranty shall continue in full force and effect unless and until discharged or released by Bank pursuant to a written instrument properly executed by an appropriate officer of Bank. This Guaranty shall continue in full force and effect unless and until discharged or released by Bank pursuant to a written instrument properly executed by an appropriate officer of Bank.

         26. REFERENCE TO OTHER LOAN DOCUMENTS. All of the terms, definitions, conditions and covenants of the Loan Agreement, the Note, the Mortgage, and the Assignment are expressly made a part of this Guaranty by reference in the same manner and with the same effect as if set forth herein at length and shall have the meaning set forth in the Loan Agreement, the Note, the Mortgage, and the Assignment unless otherwise defined herein.

         27. MANDATORY ARBITRATION. Any controversy or claim between or among the parties hereto including, but not limited to, those arising out of or relating to this Agreement or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and
Mediations Services, Inc. (J.A.M.A.S.), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this Agreement applies in any court having jurisdiction over such action.

              (a) Special Rules: The arbitration shall be conducted in Broward County, Florida and administered by Endispute, Inc., d/b/a J.A.M.S./Endispute who will appoint an arbitrator; if J.A.M.S./Endispute is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within 90 days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional 60 days.

              (b) Reservations of Rights: Nothing in this Agreement shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Agreement; or (ii) be a waiver by the Bank of the protection afforded to it by 12 U.S.C. Section 91 or any substantially equivalent state law; or (iii) limit the right of the Bank hereto (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. The Bank may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Agreement. At Bank's option, foreclosure under a mortgage or deed of trust may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

     IN WITNESS WHEREOF, Guarantor has executed this Guaranty under seal as of the day and year first above written.

Signed, sealed and delivered
in the presence of:                    TRANSEASTERN PROPERTIES, INC.,
                                       A FLORIDA CORPORATION, F/K/A TRANSEASTERN
                                       PROPERTIES OF SOUTH FLORIDA, INC., A
                                       FLORIDA CORPORATION
____________________________________
Witness #1                             By_________________________________(SEAL)
____________________________________   Edward Falcone, Executive Vice President


____________________________________
Print Name

____________________________________   Address:
Witness #1
                                                3300 University Drive
____________________________________   Coral Springs, Florida 33065
Print Name


STATE OF FLORIDA          )
                          )ss
COUNTY OF BROWARD )

         The foregoing instrument was acknowledged before me this ____ day of September, 1996, by EDWARD FALCONE, as EXECUTIVE VICE President of TRANSEASTERN PROPERTIES INC., a Florida corporation, f/k/a Transeastern Properties of South Florida, Inc., a Florida corporation, by and on behalf the corporation. He is personally known to me and/or has produced ________________________________ as identification.

My Commission Expires:             ___________________________________________
                                   NOTARY PUBLIC STATE OF FLORIDA

                                   ___________________________________________
                                   Print Name

Loan No. 91004439

                               GUARANTY AGREEMENT

         THIS GUARANTY AGREEMENT, dated as of September ___, 1996
(the "Guaranty") is executed by TRANSEASTERN PROPERTIES, INC., A FLORIDA CORPORATION, F/K/A TRANSEASTERN PROPERTIES OF SOUTH FLORIDA, INC., A FLORIDA CORPORATION (the "Guarantor"), and extended to CHASE FEDERAL BANK, A FEDERAL SAVINGS BANK, A DIVISION OF NATIONSBANK, N.A. (SOUTH), a national banking association ("Bank") for the benefit of TRANSEASTERN PEMBROKE VILLAGES, INC., A FLORIDA CORPORATION, a Florida limited partnership ("Borrower").

                                    RECITALS:

         1. Bank has agreed to extend a loan (the "Loan") to Borrower pursuant to the terms and conditions of, among other documents, a Promissory
Note in the original principal amount of THREE MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($3,400,000.00) of even date herewith executed and delivered by Borrower in favor of Bank (the "Note") and a Loan Agreement of even date, by and between Borrower and Bank (the "Loan Agreement") for the construction of of up to 356 townhomes in that certain project known as Pelican Pointe located in Pembroke Pines, Florida (the "Mortgaged Property") , which Loan is secured by a Real Estate Mortgage, Assignment, and Security Agreement of even date filed or to be filed in the public records of Broward County, Florida (the "Mortgage"), a Hazardous Substance Certificate and Indemnification Agreement of even date between Borrower, Guarantor and Bank (the "Indemnity") and other agreements to be executed by the Borrower and Bank. The Mortgage, this Guaranty, the Indemnity and the other agreements are hereinafter referred to collectively as the "Security Documents". The Security Documents and the Loan Agreement are hereinafter referred to collectively for convenience as the "Loan Documents".

         2. Guarantor is a shareholder of TRANSEASTERN PEMBROKE VILLAGES, INC., a Florida corporation.

         3. Without this Guaranty, Bank would be unwilling to make the Loan to Borrower.

         4. Because of the direct benefit to Guarantor from the Loan to Borrower, and as an inducement to Bank to make the Loan to Borrower, Guarantor agrees to guarantee to Bank the obligations of Borrower as set forth herein.

         NOW, THEREFORE, in consideration of Bank entering into the Loan Agreement and making the Loan to Borrower, and for other good and valuable consideration by Borrower to Guarantor, the receipt and sufficiency of which is hereby acknowledged by Guarantor, Guarantor hereby covenants and agrees as follows:

         1. GUARANTY OF PAYMENT. Guarantor hereby unconditionally guarantees to Bank the payment, when due, by acceleration or otherwise, of the Indebtedness. For the purposes hereof, the term "Indebtedness" shall include any and all indebtedness and obligations of Borrower to Bank, except as the Guarantor's liability is specifically limited in the Loan Documents, including without limitation, all principal , interest, fees and expenses, including attorneys' fees, evidenced by the Note, the Loan Agreement, the Security Documents or otherwise, or arising in connection with the Loan, whether existing now or arising hereafter, as such Indebtedness may be modified, increased, extended or renewed from time to time. The guaranty of Guarantor as set forth in this section is a guaranty of payment and not of collection.

         2. GUARANTY OF PERFORMANCE. Guarantor additionally unconditionally guarantees to Bank the timely performance of all other obligations of Borrower under all of the Loan Documents, including, without limiting the generality of the foregoing, that:

                  (a) the Improvements will be constructed upon the Land in accordance with the Loan Agreement and with the Plans; and

                  (b) the Improvements will be completed and ready for occupancy, including delivery of any certificates, licenses, and permits required by law or the Loan Agreement, within the time periods required in the Loan Agreement.

         In the event the foregoing obligations of Borrower are not timely performed in any respect whatsoever, Guarantor, without the necessity of any notice from Bank to Guarantor, agrees to (i) assume all responsibility for the completion of the Improvements and, at Guarantor's own cost and expense, to cause the Improvements to be fully completed in accordance with the Plans and in accordance with the Loan Agreement; (ii) pay all bills, costs, and expenses in connection with the construction and completion of the Improvements; and (iii) indemnify and hold Bank harmless from any and all loss, cost, liability or expense Bank may suffer by reason of any such acts or omissions of Borrower. If, after the occurrence of a Default by Borrower, Guarantor has not caused construction to progress as required by the Loan Agreement, Bank may, at its option, after first having given notice to the Guarantor at the address set forth below in the manner prescribed herein for giving notice, complete the Improvements either before or after commencement of foreclosure proceedings or before or after any other remedy of Bank against Borrower or Guarantor, with such changes or modifications in the Plans which Bank reasonably deems necessary and expend such sums as Bank, in its discretion, reasonably deems necessary and proper in order to so complete the Improvements, and Guarantor hereby waives any right to contest any such expenditures. The amount of any and all expenditures made by Bank for the foregoing purposes shall be due and payable to Bank upon demand and accrue interest at the rate then applicable under the Note (or that would be applicable under the Note if it were still outstanding).

         3.       SUBORDINATION.

         3.1 All rights and claims of Guarantor now or hereafter existing (collectively the "Guarantor Claims") against Borrower or any of Borrower's property which Borrower now owns or shall acquire in the future or hereafter existing shall be subordinate and subject in right of payment to the prior payment in full of the Indebtedness to Bank.

         3.2 Until the Indebtedness has been paid in full and Guarantor shall have performed or satisfied all of its obligations hereunder and provided no Default exists, Guarantor may receive or collect, directly or indirectly, from Borrower or any other party any payment upon Guarantor Claims, seek to realize upon any collateral securing such Guarantor Claims or claim any offset or other reduction of Guarantor's obligations hereunder because of any Guarantor Claims. Notwithstanding the foregoing, only if a Default exists, if Guarantor should receive any such payment, Guarantor agrees to hold same in trust for Bank and agrees that Guarantor shall have absolutely no rights in or to or dominion over, such payments except to pay them promptly to Bank without demand by Bank.

         4. GUARANTOR WAIVERS. Guarantor hereby waives and agrees not to assert or take advantage of (a) any right or claim of right to cause a marshaling of any of Borrower's assets or the assets of any other party now or hereafter held as security for the Indebtedness; (b) the defense of the statute of limitations in any action hereunder or for the payment of the Indebtedness and performance of any obligation hereby guaranteed; (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of Guarantor, any other guarantor of the Loan, or Borrower or any other person or entity, or the voluntary or involuntary dissolution of Borrower or Guarantor, or the failure of Bank to file or enforce a claim against the estate (either in administration, bankruptcy, or any other proceeding) of Borrower or any other person or entity; (d) any defense based on the failure of Bank to give notice of the existence, creation, or incurring of any new or additional indebtedness or obligation, or of any action or nonaction on the part of any other person whomsoever, or any modification of the terms of the Loan Documents, or the Indebtedness, in connection with any obligation hereby guaranteed; (e) any defense based upon an election of remedies by Bank which destroys or otherwise impairs any subrogation rights of Guarantor or any other guarantor of the Loan or the right of Guarantor to proceed against Borrower or any other guarantor for reimbursement, or both; (f) any defense based upon failure of Bank to commence an action against Borrower; (g) any defense based upon acceptance of this Guaranty by Bank; (h) any defense based upon the invalidity or unenforceability of any of the Loan Documents; (i) any defense based upon any limitation of liability contained in any of the Loan Documents unless specifically set forth therein; (j) any defense based upon any transfer by Borrower of all or any part of the Collateral; (k) any defense based upon the failure of Bank to perfect any security or to extend or renew the perfection of any security; and (l) any other legal or equitable defenses whatsoever to which Guarantor might otherwise be entitled.

         5. CONSENT TO BANK'S ACTIONS OR INACTIONS. Guarantor consents that Bank may, at any time and from time to time, before or after any Default by Borrower, without affecting the liability of Guarantor hereunder and with or without further notice to or assent from Guarantor:

         5.1 Either with or without consideration to Borrower or to any guarantor guaranteeing the completion of the Project or payment of any portion of the Indebtedness, or any pledgor or grantor of any collateral, exchange, release or surrender (in whole or in part), or fail to protect or to preserve the value of any collateral now or hereafter held as security for the Loan, or waive, release or subordinate any lien or security interest (in whole or in part) in or on any such collateral;

         5.2 Waive or delay the exercise of any of its rights or remedies against Borrower or any other person or entity, including without limitation, any guarantor guaranteeing the completion of the Project or payment of any portion of the Indebtedness; notwithstanding any waiver or delay, Bank shall not he precluded from further exercise of any of its rights, powers or privileges expressly provided for herein or otherwise available, it being understood that all such rights and remedies are cumulative;

         5.3 Waive or extend the time from Borrower's or any other guarantor's performance of any and all terms, provisions and conditions set forth in the Loan Documents;

         5.4 Release Borrower or any other person or entity, including without limitation any other guarantor guaranteeing the completion of the Project or payment of any portion of the Indebtedness, from their obligations to complete the Project and/or from their obligations to repay all or any portion of the Indebtedness;

         5.5 Proceed against Guarantor without first proceeding against or joining Borrower or any other guarantor guaranteeing the completion of the Project or payment of any portion of the Indebtedness or any endorser of the Note, or any property securing the payment of the Indebtedness;

         5.6 Renew, extend or modify the terms of the Loan or any instrument or agreement evidencing, securing, or relating to the Loan;

         5.7 Generally deal with Borrower or other person or party or any Collateral as Bank may see fit; and

         5.8      Consent to any change in the Plans and/or the Improvements.

         Guarantor shall remain bound under this Guaranty notwithstanding any such exchange, release, surrender, subordination, waiver (whether or not such waiver is oral or written), delay, proceeding, renewal, extension, modification, act or failure to act, or other dealings described in Subsections 5.1 through
5.8 above, inclusive, including without limitation, any change in the Plans and/or the Improvements even though done without notice to or consent from Guarantor.

         6. WAIVER OF NOTICE. Guarantor waives all notices whatsoever with respect to the Loan Documents, including without limitation, this Guaranty, and with respect to the Loan, including, but not limited to, notice of:

         6.1 Bank's acceptance of this Guaranty or its intention to act, or its action, in reliance hereon;

         6.2      The making of the Loan by Bank to Borrower;

         6.3 Presentment and demand for payment of the Loan or any portion thereof;

         6.4 Protest and notice of dishonor or non-payment with respect to the Loan or any portion thereof;

         6.5 Any Default by Borrower or any pledgor, grantor of security, or any other guarantor guaranteeing the completion of the Project and/or payment of any portion of the Indebtedness;

         6.6 Any other notices to which Guarantor may otherwise be entitled; and

         6.7      Any demand for payment under this Guaranty.

         7. PRIMARY LIABILITY OF GUARANTOR. Guarantor agrees that this Guaranty may be enforced by Bank without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having resorted to recourse to the Note or the Collateral through foreclosure proceedings under the Security Documents or otherwise, and Guarantor hereby waives any rights to require Bank to proceed against Borrower or any other guarantor or to require Bank to pursue any other remedy or enforce any other right. Guarantor further agrees that Guarantor shall have no right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for the Indebtedness or Borrower to Bank, unless and until all of the Indebtedness of Borrower to Bank has been paid in full. Guarantor further agrees that nothing contained herein shall prevent Bank from suing on the Note or foreclosing the Mortgage or from exercising any other rights available to it under any other Loan Documents, or any other instrument of security if there is a Default by Borrower or Guarantor , and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any of Guarantor's obligations hereunder; it being the purpose and intent of Guarantor that Guarantor's obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Neither Guarantor's obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of Borrower or any other guarantor or by reason of Borrower's or any other guarantor's bankruptcy, insolvency, death, or dissolution. At any time Bank is entitled to exercise its remedies hereunder, it may in its discretion elect to demand payment or performance. In the event Bank elects to demand performance, it shall at all times thereafter have the right to demand payment until all of the Indebtedness has been paid in full. In the event Bank elects to demand payment, it shall at all times thereafter have the right to demand performance until all of the Indebtedness has been paid in full.

         8. SUBROGATION RIGHTS. Until the Loan is paid in full, Guarantor will not assert any right to which it may be or may become entitled, whether by subrogation, contribution or otherwise, against Borrower (except Guarantor's right to receive a management fee and distribution of cash flow from Borrower for so long as no Default exists) or any other guarantor guaranteeing the completion of the Project or payment of any portion of the Indebtedness or against any of their respective properties, by reason of the performance by Guarantor of its obligations under this Guaranty, except after completion of the Project and payment in full of the Indebtedness in accordance with the Loan Agreement.

         9. COST OF ENFORCEMENT. In the event that the Note or this Guaranty are not paid when due after any applicable grace period on any stated or accelerated maturity date, or should it be necessary for Bank to enforce any other of its rights under the Loan Documents, Guarantor will pay to Bank, in addition to principal, interest and other charges due hereunder or under the other Loan Documents, all costs of collection or enforcement, including reasonable attorneys' fees, paralegals' fees, legal assistants' fees, costs and expenses, whether incurred with respect to collection, arbitration, litigation, bankruptcy proceedings, interpretation, dispute, negotiation, trial, appeal, defense of actions instituted by a third party against Bank arising out of or related to the Loan, enforcement of any judgment based on this Guaranty, or otherwise, whether or not a suit to collect such amounts or to enforce such rights is brought or, if brought, is prosecuted to judgment.

         10.      GRANT. INTENTIONALLY DELETED

         11. TERM OF GUARANTY; WARRANTIES. This Guaranty shall continue in full force and effect until the Indebtedness is fully paid, and all obligations of Borrower and Guarantor are performed and discharged. This Guaranty covers the Indebtedness whether presently outstanding or arising subsequent to the date hereof including all amounts advanced by Bank in stages or installments. Guarantor warrants and represents to Bank, (i) that this Guaranty is binding upon and enforceable against Guarantor, its heirs, personal representatives, executors, successors, and assigns in accordance with its terms, (ii) that the execution and delivery of this Guaranty do not violate any applicable laws or constitute a breach of any agreement to which Guarantor is a party, (iii) that there is no litigation, claim, action or proceeding pending or, to the best knowledge of Guarantor, threatened against Guarantor which would adversely affect the financial condition of Guarantor or its ability to fulfill its obligations hereunder. Guarantor agrees to promptly inform Bank of the adverse determination of any litigation, claim, action or proceeding or the institution of any litigation, claim, action or proceeding against Guarantor which does or could adversely affect the financial condition of Guarantor or its ability to fulfill its obligations hereunder.

         12. FURTHER REPRESENTATIONS AND WARRANTIES. Guarantor further represents to Bank that Guarantor has knowledge of Borrower's financial condition and affairs and represents and agrees that it will keep so informed while this Guaranty is in force. Guarantor agrees that Bank has no present or future obligation to investigate the financial condition or affairs of Borrower for the benefit of Guarantor nor to advise Guarantor of any fact respecting, or any change in, the financial condition or affairs of Borrower or any other guarantor of the Loan which might come to the knowledge of Bank at any time, whether or not Bank knows or believes or has reason to know or believe that any such fact or change is unknown to Guarantor or might (or does) increase the risk of Guarantor as guarantor or might (or would) affect the willingness of Guarantor to continue as a guarantor with respect to the Indebtedness.

         13. FINANCIAL STATEMENTS. Guarantor shall submit annual financial statements to Bank within one hundred twenty (120) days of each June 30th of the Loan, and interim financial statements to Bank within thirty (30) days after Bank has requested same in writing. The statements shall include, at a minimum, the following current items: a balance sheet, an income and expense statement, a statement showing contingent liabilities, detailed information regarding project sales and construction status on each project and/or entity in which Guarantor has an interest and any supporting schedules or documentation which Bank may require. Such detailed statements shall include, as applicable, the project name, location, percentage of Guarantor's ownership interest, leasing status, net operating income, current loan balance, debt service, source of any operating deficit, amount of and beneficiary of any cash distributions, and the amount of cash invested in or received from that enterprise. Each statement shall bear an authorized signature attesting to the accuracy of the statement. Annual statements of business entities shall be audited and bear the unqualified opinion of an acceptable certified public accountant. Guarantor shall also provide Bank with current year personal tax returns within thirty (30) days of filing.

         14. ADDITIONAL LIABILITY OF GUARANTOR. If Guarantor is or becomes liable for any indebtedness owing by Borrower to Bank by endorsement or otherwise than under this Guaranty, such liability shall not be in any manner impaired or reduced hereby but shall have all and the same force and effect it would have had if this Guaranty had not existed and Guarantor's liability hereunder shall not be in any manner impaired or reduced thereby.

         15. CUMULATIVE RIGHTS. All rights of Bank hereunder or otherwise arising under any documents executed in connection with or as security for the Indebtedness are separate and cumulative and may be pursued separately, successively or concurrently, or not pursued without affecting, reducing or limiting any other right of Bank and without affecting, reducing or impairing the liability of Guarantor.

         16. MULTIPLE COUNTERPARTS; PRONOUNS; CAPTIONS; SEVERABILITY. This Guaranty may be executed in multiple counterparts, each of which shall be deemed an original but all of which shall constitute but one and the same document. The pronouns used in this instrument shall be construed as masculine, feminine or neuter as the occasion may require. Use of the singular includes the plural, and vice versa. Captions are for reference only and in no way limit the terms of this Guaranty. Invalidation of any one or more of the provisions of this Guaranty shall in no way affect any of the other provisions hereof, which shall remain in full force and effect. Use of the term "include" or "including" is always without limitation. "Person" or "party" means any natural person or artificial entity having legal capacity.

         17. BANK ASSIGNS. This Guaranty is intended for and shall inure to the benefit of Bank and each and every person who shall from time to time be or become the owner or holder of any document evidencing or securing the Indebtedness, and each and every reference herein to Bank shall include and refer to each and every successor or assignee of Bank at any time holding or owning any part of or interest in any part of the Indebtedness. This Guaranty shall be transferable and negotiable with the same force and effect, and to the same extent, that any document evidencing or securing all or any portion of the Indebtedness is transferable and negotiable, it being understood and stipulated that upon assignment or transfer by Bank of any of the Indebtedness, the legal holder or owner of said Indebtedness (or a part thereof or interest therein thus transferred or assigned by Bank) shall (except as otherwise stipulated by Bank in its assignment) have and may exercise all of the rights granted to Bank under this Guaranty to the extent of that part of or interest in the Indebtedness thus assigned or transferred to said person. Guarantor expressly waives notice of transfer or assignment of the Indebtedness, or any part thereof, or of the rights of Bank hereunder. Failure to give notice will not affect the liabilities of Guarantor hereunder. Bank may sell or offer to sell the Loan or interests in the Loan to one or more assignees or participants and may disclose to any such assignee or participant or prospective assignee or participant any information Lender has pertaining to the Guaranteed Obligations, this Guaranty, or Guarantor, including, without limitation, information regarding any security for the Guaranteed obligations or any other party liable, directly or indirectly, for any part of the Guaranteed Obligations. Bank may also disclose any such information to any regulatory body having jurisdiction over Bank.

         18. APPLICATION OF PAYMENTS. Bank may apply any payments received by it from any source against that portion of the Indebtedness (principal, interest, court costs, attorneys' fees or other) in such priority and fashion as it may deem appropriate.

         19. NOTICES. Any notice or demand that must or may be given or made in connection with this Guaranty must be in writing and, unless receipt is expressly required, will be deemed given, delivered or made, as the case may be, when delivered by personal delivery or the day after it is mailed by Express Mail, by overnight delivery service of a nationally-recognized company, addressed to the parties at the following addresses, or such other addresses as may from time to time be designated by written notice given as herein required:

                  to Guarantor:
                  Arthur Falcone
                  Transeastern Pembroke Villages, Inc.
                  3300 University Drive, Coral Springs, FL 33065

                  to Bank:
                  NationsBank of Florida, N.A.
                  701 W. Cypress Creek Road, Suite 101

                  Fort Lauderdale, FL 33309

                  Attention: Jim Webb, Vice President

Personal delivery to a party or to any officer, partner, agent or employee of such party, or if a proper person, to a member of his family, at its address herein shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Notwithstanding the foregoing, no notice of change of address shall be effective until the date of receipt thereof. This section shall not be construed in any way to affect or impair any waiver of notice or demand herein provided or to require giving of notice or demand to or upon Guarantor in any situation or for any reason.

         20. CONFLICT OF LAW. This Guaranty shall be construed, interpreted, enforced and governed by and in accordance with the laws of the State of Florida.

         21. SUBMISSION TO JURISDICTION. Guarantor irrevocably and unconditionally (a) agrees that any suit, action or other legal proceeding arising out of or relating to this Guaranty may be brought, at the option of Bank, in a court of competent jurisdiction of the State of Florida or any United States District Court in Florida; (b) consents to the jurisdiction of each such court in any such suit, action or proceeding; (c) waives any and all personal rights under the laws of any state to object to the laying of venue of any such suit, action or proceeding in the State of Florida; and (d) agrees that service of any court paper may be effected on Guarantor by mail, addressed and mailed as provided in Section 19 hereof or in such other manner as may be provided under applicable laws or court rules in the State of Florida. Nothing contained herein, however, shall prevent Bank from bringing an action or exercising any rights against any security for the Loan or against Guarantor personally, and against any property of Guarantor, within any other state. Initiating such proceeding or taking such action in any other state shall in no event constitute a waiver of the agreement contained herein that the law of the State of Florida shall govern the rights and obligations of Guarantor and Bank hereunder or of the submission herein made by Guarantor to personal jurisdiction within the State of Florida. The aforesaid means of obtaining personal jurisdiction and perfecting service of process are not intended to be exclusive but are cumulative and in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by the law of the State of Florida.

         22. WAIVER OF HOMESTEAD. Guarantor waives any and all homestead and exemption rights which it may have under or by virtue of the Constitution or the laws of the United States of America or of any state as against this Guaranty, any renewal hereof, or any indebtedness represented hereby, and does jointly and severally transfer, convey, and assign to Bank a sufficient amount of such homestead or exemption as may be allowed, including such homestead or exemption as may be set apart in bankruptcy, to pay all amounts due hereunder in full, with all costs of collection, and does hereby direct any trustee in bankruptcy having possession of such homestead or exemption to deliver to Bank a sufficient amount of property or money set apart as exempt to pay the indebtedness guaranteed hereby, or any renewal thereof, and does hereby appoint Bank the attorney-in-fact for each of them, to claim any and all homestead exemptions allowed by law.

         23. CONTINUING LIABILITY. Notwithstanding any other provisions of this Guaranty, the Indebtedness shall be deemed to include any and all liability, damage, cost and expense, including reasonable attorneys' fees, paralegals' fees and legal assistants' fees, which may hereafter be incurred by Bank as a result of the Mortgaged Property:

                  (a) having been used in the past or present or being used in the future while the Mortgaged Property is owned by Borrower, for the sale, handling, storage, transportation, or disposal of hazardous or toxic materials, in violation of any Governmental Requirements in effect from time to time regulating hazardous or toxic materials or the Mortgaged Property; or

                  (b) having contained or hereafter containing, while the Mortgaged Property is owned by Borrower, asbestos or products containing asbestos in violation of any laws, ordinances, or regulations of any Governmental Authorities affecting asbestos or products containing asbestos or the Mortgaged Property.

         Except as Guarantor's liability is specifically limited in the Loan Documents, it is expressly acknowledged by Guarantor that this indemnification shall survive in accordance with the terms and conditions set forth in the Hazardous Substance Certificate and Indemnification Agreement of even date herewith executed by the Guarantor and Borrower.

         24. DISCLOSURE OF BORROWER AND GUARANTOR FINANCIAL INFORMATION. Bank may sell or offer to sell the Loan or interests in the Loan to one or more assignees or participants and may disclose to any such assignee or participant or prospective assignee or participant any information Bank has pertaining to the Loan Documents, this Guaranty, or Guarantor, including, without limitation, information regarding any security for the Loan Documents or for this Guaranty, credit information on Guarantor, Borrower, and/or any other party liable, directly or indirectly, for any part of the Loan Documents. Bank may also disclose any such information to any regulatory body having jurisdiction over Bank.

         25. ORAL MODIFICATION INEFFECTIVE. This Guaranty may not be changed orally, and no obligation of Guarantor can be released or waived by Bank or any officer or agent of Bank, except by a writing signed by a duly authorized officer of Bank. This Guaranty shall be irrevocable by Guarantor until the Indebtedness has been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Loan Documents have been completely performed, at which time Bank will terminate this Guaranty. This Guaranty shall continue in full force and effect unless and until discharged or released by Bank pursuant to a written instrument properly executed by an appropriate officer of Bank. This Guaranty shall continue in full force and effect unless and until discharged or released by Bank pursuant to a written instrument properly executed by an appropriate officer of Bank.

         26. REFERENCE TO OTHER LOAN DOCUMENTS. All of the terms, definitions, conditions and covenants of the Loan Agreement, the Note, the Mortgage, and the Assignment are expressly made a part of this Guaranty by reference in the same manner and with the same effect as if set forth herein at length and shall have the meaning set forth in the Loan Agreement, the Note, the Mortgage, and the Assignment unless otherwise defined herein.

         27. MANDATORY ARBITRATION. Any controversy or claim between or among the parties hereto including, but not limited to, those arising out of or relating to this Agreement or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediations Services, Inc. (J.A.M.A.S.), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this Agreement applies in any court having jurisdiction over such action.

                  (a) Special Rules: The arbitration shall be conducted in Broward County, Florida and administered by Endispute, Inc., d/b/a J.A.M.S./Endispute who will appoint an arbitrator; if J.A.M.S./Endispute is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within 90 days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional 60 days.

                  (b) Reservations of Rights: Nothing in this Agreement shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Agreement; or
(ii) be a waiver by the Bank of the protection afforded to it by 12 U.S.C.
Section 91 or any substantially equivalent state law; or (iii) limit the right of the Bank hereto (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. The Bank may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Agreement. At Bank's option, foreclosure under a mortgage or deed of trust may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

     IN WITNESS WHEREOF, Guarantor has executed this Guaranty under seal as of the day and year first above written.

Signed, sealed and delivered
in the presence of:                     TRANSEASTERN PROPERTIES, INC., A FLORIDA
                                        CORPORATION, F/K/A TRANSEASTERN
                                        PROPERTIES OF SOUTH FLORIDA, INC., A
                                        FLORIDA CORPORATION

____________________________________
Witness #1                              By________________________________(SEAL)
____________________________________    Edward Falcone, Executive Vice President


____________________________________
Print Name

_____________________________________   Address:
Witness #1
                                        3300 University Drive
_____________________________________   Coral Springs, Florida 33065
Print Name


STATE OF FLORIDA              )
                              )ss
COUNTY OF BROWARD )

         The foregoing instrument was acknowledged before me this ____ day of September, 1996, by EDWARD FALCONE, as Executive Vice President of TRANSEASTERN PROPERTIES, INC., a Florida corporation, f/k/a Transeastern Properties of South Florida, Inc., a Florida corporation by and on behalf the corporation. He is personally known to me and/or has produced ________________________________ as identification.

My Commission Expires:              ___________________________________________
                                    NOTARY PUBLIC STATE OF FLORIDA

                                    ___________________________________________
                                    Print Name

Loan No.  91004539
                               GUARANTY AGREEMENT

     THIS GUARANTY AGREEMENT, dated as of September ___, 1996 (the "Guaranty") is executed by TRANSEASTERN PROPERTIES, INC., A FLORIDA CORPORATION, F/K/A TRANSEASTERN PROPERTIES OF SOUTH FLORIDA, A FLORIDA CORPORATION (the "Guarantor"), and extended to CHASE FEDERAL BANK, A FEDERAL SAVINGS BANK, A DIVISION OF NATIONSBANK, N.A. (SOUTH), a national banking association ("Bank") for the benefit of TRANSEASTERN PEMBROKE VILLAGES, INC., A FLORIDA CORPORATION, a Florida limited partnership ("Borrower").

                                    RECITALS:

     1. Bank has agreed to extend a loan (the "Loan") to Borrower pursuant to the terms and conditions of, among other documents, a Promissory Note in the original principal amount of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) of even date herewith executed and delivered by Borrower in favor of Bank (the "Note") and a Loan Agreement of even date, by and between Borrower and Bank (the "Loan Agreement") for the construction of up to 114 single family homes in that certain project known as Egret's Way located in Pembroke Pines, Florida (the "Mortgaged Property") , which Loan is secured by a Real Estate Mortgage, Assignment, and Security Agreement of even date filed or to be filed in the public records of Broward County, Florida (the "Mortgage"), a Hazardous Substance Certificate and Indemnification Agreement of even date between Borrower, Guarantor and Bank (the "Indemnity") and other agreements to be executed by the Borrower and Bank. The Mortgage, this Guaranty, the Indemnity and the other agreements are hereinafter referred to collectively as the "Security Documents". The Security Documents and the Loan Agreement are hereinafter referred to collectively for convenience as the "Loan Documents".

     2. Guarantor is a shareholder of TRANSEASTERN PEMBROKE VILLAGES, INC., a Florida corporation.

     3. Without this Guaranty, Bank would be unwilling to make the Loan to Borrower.

     4. Because of the direct benefit to Guarantor from the Loan to Borrower, and as an inducement to Bank to make the Loan to Borrower, Guarantor agrees to guarantee to Bank the obligations of Borrower as set forth herein.

     NOW, THEREFORE, in consideration of Bank entering into the Loan Agreement and making the Loan to Borrower, and for other good and valuable consideration by Borrower to Guarantor, the receipt and sufficiency of which is hereby acknowledged by Guarantor, Guarantor hereby covenants and agrees as follows:

     1. GUARANTY OF PAYMENT. Guarantor hereby unconditionally guarantees to Bank the payment, when due, by acceleration or otherwise, of the Indebtedness. For the purposes hereof, the term "Indebtedness" shall include any and all indebtedness and obligations of Borrower to Bank, except as the Guarantor's liability is specifically limited in the Loan Documents, including without limitation, all principal , interest, fees and expenses, including attorneys' fees, evidenced by the Note, the Loan Agreement, the Security Documents or otherwise, or arising in connection with the Loan, whether existing now or arising hereafter, as such Indebtedness may be modified, increased, extended or renewed from time to time. The guaranty of Guarantor as set forth in this section is a guaranty of payment and not of collection.

     2. GUARANTY OF PERFORMANCE. Guarantor additionally unconditionally guarantees to Bank the timely performance of all other obligations of Borrower under all of the Loan Documents, including, without limiting the generality of the foregoing, that:

          (a) the Improvements will be constructed upon the Land in accordance with the Loan Agreement and with the Plans; and

          (b) the Improvements will be completed and ready for occupancy, including delivery of any certificates, licenses, and permits required by law or the Loan Agreement, within the time periods required in the Loan Agreement.

     In the event the foregoing obligations of Borrower are not timely performed in any respect whatsoever, Guarantor, without the necessity of any notice from Bank to Guarantor, agrees to (i) assume all responsibility for the completion of the Improvements and, at Guarantor's own cost and expense, to cause the Improvements to be fully completed in accordance with the Plans and in accordance with the Loan Agreement; (ii) pay all bills, costs, and expenses in connection with the construction and completion of the Improvements; and (iii) indemnify and hold Bank harmless from any and all loss, cost, liability or expense Bank may suffer by reason of any such acts or omissions of Borrower. If, after the occurrence of a Default by Borrower, Guarantor has not caused construction to progress as required by the Loan Agreement, Bank may, at its option, after first having given notice to the Guarantor at the address set forth below in the manner prescribed herein for giving notice, complete the Improvements either before or after commencement of foreclosure proceedings or before or after any other remedy of Bank against Borrower or Guarantor, with such changes or modifications in the Plans which Bank reasonably deems necessary and expend such sums as Bank, in its discretion, reasonably deems necessary and proper in order to so complete the Improvements, and Guarantor hereby waives any right to contest any such expenditures. The amount of any and all expenditures made by Bank for the foregoing purposes shall be due and payable to Bank upon demand and accrue interest at the rate then applicable under the Note (or that would be applicable under the Note if it were still outstanding).

     3.   SUBORDINATION.

     3.1 All rights and claims of Guarantor now or hereafter existing (collectively the "Guarantor Claims") against Borrower or any of Borrower's property which Borrower now owns or shall acquire in the future or hereafter existing shall be subordinate and subject in right of payment to the prior payment in full of the Indebtedness to Bank.

          3.2 Until the Indebtedness has been paid in full and Guarantor shall have performed or satisfied all of its obligations hereunder and provided no Default exists, Guarantor may receive or collect, directly or indirectly, from Borrower or any other party any payment upon Guarantor Claims, seek to realize upon any collateral securing such Guarantor Claims or claim any offset or other reduction of Guarantor's obligations hereunder because of any Guarantor Claims. Notwithstanding the foregoing, only if a Default exists, if Guarantor should receive any such payment, Guarantor agrees to hold same in trust for Bank and agrees that Guarantor shall have absolutely no rights in or to or dominion over, such payments except to pay them promptly to Bank without demand by Bank.

         4. GUARANTOR WAIVERS. Guarantor hereby waives and agrees not to assert or take advantage of (a) any right or claim of right to cause a marshaling of any of Borrower's assets or the assets of any other party now or hereafter held as security for the Indebtedness; (b) the defense of the statute of limitations in any action hereunder or for the payment of the Indebtedness and performance of any obligation hereby guaranteed; (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of Guarantor, any other guarantor of the Loan, or Borrower or any other person or entity, or the voluntary or involuntary dissolution of Borrower or Guarantor, or the failure of Bank to file or enforce a claim against the estate (either in administration, bankruptcy, or any other proceeding) of Borrower or any other person or entity; (d) any defense based on the failure of Bank to give notice of the existence, creation, or incurring of any new or additional indebtedness or obligation, or of any action or nonaction on the part of any other person whomsoever, or any modification of the terms of the Loan Documents, or the Indebtedness, in connection with any obligation hereby guaranteed; (e) any defense based upon an election of remedies by Bank which destroys or otherwise impairs any subrogation rights of Guarantor or any other guarantor of the Loan or the right of Guarantor to proceed against Borrower or any other guarantor for reimbursement, or both; (f) any defense based upon failure of Bank to commence an action against Borrower; (g) any defense based upon acceptance of this Guaranty by Bank; (h) any defense based upon the invalidity or unenforceability of any of the Loan Documents; (i) any defense based upon any limitation of liability contained in any of the Loan Documents unless specifically set forth therein; (j) any defense based upon any transfer by Borrower of all or any part of the Collateral; (k) any defense based upon the failure of Bank to perfect any security or to extend or renew the perfection of any security; and (l) any other legal or equitable defenses whatsoever to which Guarantor might otherwise be entitled.

          5. CONSENT TO BANK'S ACTIONS OR INACTIONS. Guarantor consents that Bank may, at any time and from time to time, before or after any Default by Borrower, without affecting the liability of Guarantor hereunder and with or without further notice to or assent from Guarantor:

          5.1 Either with or without consideration to Borrower or to any guarantor guaranteeing the completion of the Project or payment of any portion of the Indebtedness, or any pledgor or grantor of any collateral, exchange, release or surrender (in whole or in part), or fail to protect or to preserve the value of any collateral now or hereafter held as security for the Loan, or waive, release or subordinate any lien or security interest (in whole or in part) in or on any such collateral;

          5.2 Waive or delay the exercise of any of its rights or remedies against Borrower or any other person or entity, including without limitation, any guarantor guaranteeing the completion of the Project or payment of any portion of the Indebtedness; notwithstanding any waiver or delay, Bank shall not he precluded from further exercise of any of its rights, powers or privileges expressly provided for herein or otherwise available, it being understood that all such rights and remedies are cumulative;

          5.3 Waive or extend the time from Borrower's or any other guarantor's performance of any and all terms, provisions and conditions set forth in the Loan Documents;

          5.4 Release Borrower or any other person or entity, including without limitation any other guarantor guaranteeing the completion of the Project or payment of any portion of the Indebtedness, from their obligations to complete the Project and/or from their obligations to repay all or any portion of the Indebtedness;

          5.5 Proceed against Guarantor without first proceeding against or joining Borrower or any other guarantor guaranteeing the completion of the Project or payment of any portion of the Indebtedness or any endorser of the Note, or any property securing the payment of the Indebtedness;

          5.6 Renew, extend or modify the terms of the Loan or any instrument or agreement evidencing, securing, or relating to the Loan;

          5.7 Generally deal with Borrower or other person or party or any Collateral as Bank may see fit; and

          5.8  Consent to any change in the Plans and/or the Improvements.

          Guarantor shall remain bound under this Guaranty notwithstanding any such exchange, release, surrender, subordination, waiver (whether or not such waiver is oral or written), delay, proceeding, renewal, extension, modification, act or failure to act, or other dealings described in Subsections 5.1 through
5.8 above, inclusive, including without limitation, any change in the Plans and/or the Improvements even though done without notice to or consent from Guarantor.

          6. WAIVER OF NOTICE. Guarantor waives all notices whatsoever with respect to the Loan Documents, including without limitation, this Guaranty, and with respect to the Loan, including, but not limited to, notice of:

          6.1 Bank's acceptance of this Guaranty or its intention to act, or its action, in reliance hereon;

          6.2  The making of the Loan by Bank to Borrower;

          6.3 Presentment and demand for payment of the Loan or any portion thereof;

          6.4 Protest and notice of dishonor or non-payment with respect to the Loan or any portion thereof;

          6.5 Any Default by Borrower or any pledgor, grantor of security, or any other guarantor guaranteeing the completion of the Project and/or payment of any portion of the Indebtedness;

          6.6  Any other notices to which Guarantor may otherwise be entitled;
and

          6.7  Any demand for payment under this Guaranty.

          7. PRIMARY LIABILITY OF GUARANTOR. Guarantor agrees that this Guaranty may be enforced by Bank without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having resorted to recourse to the Note or the Collateral through foreclosure proceedings under the Security Documents or otherwise, and Guarantor hereby waives any rights to require Bank to proceed against Borrower or any other guarantor or to require Bank to pursue any other remedy or enforce any other right. Guarantor further agrees that Guarantor shall have no right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for the Indebtedness or Borrower to Bank, unless and until all of the Indebtedness of Borrower to Bank has been paid in full. Guarantor further agrees that nothing contained herein shall prevent Bank from suing on the Note or foreclosing the Mortgage or from exercising any other rights available to it under any other Loan Documents, or any other instrument of security if there is a Default by Borrower or Guarantor , and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any of Guarantor's obligations hereunder; it being the purpose and intent of Guarantor that Guarantor's obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Neither Guarantor's obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of Borrower or any other guarantor or by reason of Borrower's or any other guarantor's bankruptcy, insolvency, death, or dissolution. At any time Bank is entitled to exercise its remedies hereunder, it may in its discretion elect to demand payment or performance. In the event Bank elects to demand performance, it shall at all times thereafter have the right to demand payment until all of the Indebtedness has been paid in full. In the event Bank elects to demand payment, it shall at all times thereafter have the right to demand performance until all of the Indebtedness has been paid in full.

          8. SUBROGATION RIGHTS. Until the Loan is paid in full, Guarantor will not assert any right to which it may be or may become entitled, whether by subrogation, contribution or otherwise, against Borrower (except Guarantor's right to receive a management fee and distribution of cash flow from Borrower for so long as no Default exists) or any other guarantor guaranteeing the completion of the Project or payment of any portion of the Indebtedness or against any of their respective properties, by reason of the performance by Guarantor of its obligations under this Guaranty, except after completion of the Project and payment in full of the Indebtedness in accordance with the Loan Agreement.

          9. COST OF ENFORCEMENT. In the event that the Note or this Guaranty are not paid when due after any applicable grace period on any stated or accelerated maturity date, or should it be necessary for Bank to enforce any other of its rights under the Loan Documents, Guarantor will pay to Bank, in addition to principal, interest and other charges due hereunder or under the other Loan Documents, all costs of collection or enforcement, including reasonable attorneys' fees, paralegals' fees, legal assistants' fees, costs and expenses, whether incurred with respect to collection, arbitration, litigation, bankruptcy proceedings, interpretation, dispute, negotiation, trial, appeal, defense of actions instituted by a third party against Bank arising out of or related to the Loan, enforcement of any judgment based on this Guaranty, or otherwise, whether or not a suit to collect such amounts or to enforce such rights is brought or, if brought, is prosecuted to judgment.

          10.  GRANT. INTENTIONALLY DELETED

          11. TERM OF GUARANTY; WARRANTIES. This Guaranty shall continue in full force and effect until the Indebtedness is fully paid, and all obligations of Borrower and Guarantor are performed and discharged. This Guaranty covers the Indebtedness whether presently outstanding or arising subsequent to the date hereof including all amounts advanced by Bank in stages or installments. Guarantor warrants and represents to Bank, (i) that this Guaranty is binding upon and enforceable against Guarantor, its heirs, personal representatives, executors, successors, and assigns in accordance with its terms, (ii) that the execution and delivery of this Guaranty do not violate any applicable laws or constitute a breach of any agreement to which Guarantor is a party, (iii) that there is no litigation, claim, action or proceeding pending or, to the best knowledge of Guarantor, threatened against Guarantor which would adversely affect the financial condition of Guarantor or its ability to fulfill its obligations hereunder. Guarantor agrees to promptly inform Bank of the adverse determination of any litigation, claim, action or proceeding or the institution of any litigation, claim, action or proceeding against Guarantor which does or could adversely affect the financial condition of Guarantor or its ability to fulfill its obligations hereunder.

          12. FURTHER REPRESENTATIONS AND WARRANTIES. Guarantor further represents to Bank that Guarantor has knowledge of Borrower's financial condition and affairs and represents and agrees that it will keep so informed while this Guaranty is in force. Guarantor agrees that Bank has no present or future obligation to investigate the financial condition or affairs of Borrower for the benefit of Guarantor nor to advise Guarantor of any fact respecting, or any change in, the financial condition or affairs of Borrower or any other guarantor of the Loan which might come to the knowledge of Bank at any time, whether or not Bank knows or believes or has reason to know or believe that any such fact or change is unknown to Guarantor or might (or does) increase the risk of Guarantor as guarantor or might (or would) affect the willingness of Guarantor to continue as a guarantor with respect to the Indebtedness.

          13. FINANCIAL STATEMENTS. Guarantor shall submit annual financial statements to Bank within one hundred twenty (120) days of each June 30th of the Loan, and interim financial statements to Bank within thirty (30) days after Bank has requested same in writing. The statements shall include, at a minimum, the following current items: a balance sheet, an income and expense statement, a statement showing contingent liabilities, detailed information regarding project sales and construction status on each project and/or entity in which Guarantor has an interest and any supporting schedules or documentation which Bank may require. Such detailed statements shall include, as applicable, the project name, location, percentage of Guarantor's ownership interest, leasing status, net operating income, current loan balance, debt service, source of any operating deficit, amount of and beneficiary of any cash distributions, and the amount of cash invested in or received from that enterprise. Each statement shall bear an authorized signature attesting to the accuracy of the statement. Annual statements of business entities shall be audited and bear the unqualified opinion of an acceptable certified public accountant. Guarantor shall also provide Bank with current year personal tax returns within thirty (30) days of filing.

          14. ADDITIONAL LIABILITY OF GUARANTOR. If Guarantor is or becomes liable for any indebtedness owing by Borrower to Bank by endorsement or otherwise than under this Guaranty, such liability shall not be in any manner impaired or reduced hereby but shall have all and the same force and effect it would have had if this Guaranty had not existed and Guarantor's liability hereunder shall not be in any manner impaired or reduced thereby.

          15. CUMULATIVE RIGHTS. All rights of Bank hereunder or otherwise arising under any documents executed in connection with or as security for the Indebtedness are separate and cumulative and may be pursued separately, successively or concurrently, or not pursued without affecting, reducing or limiting any other right of Bank and without affecting, reducing or impairing the liability of Guarantor.

          16. MULTIPLE COUNTERPARTS; PRONOUNS; CAPTIONS; SEVERABILITY. This Guaranty may be executed in multiple counterparts, each of which shall be deemed an original but all of which shall constitute but one and the same document. The pronouns used in this instrument shall be construed as masculine, feminine or neuter as the occasion may require. Use of the singular includes the plural, and vice versa. Captions are for reference only and in no way limit the terms of this Guaranty. Invalidation of any one or more of the provisions of this Guaranty shall in no way affect any of the other provisions hereof, which shall remain in full force and effect. Use of the term "include" or "including" is always without limitation. "Person" or "party" means any natural person or artificial entity having legal capacity.

          17. BANK ASSIGNS. This Guaranty is intended for and shall inure to the benefit of Bank and each and every person who shall from time to time be or become the owner or holder of any document evidencing or securing the Indebtedness, and each and every reference herein to Bank shall include and refer to each and every successor or assignee of Bank at any time holding or owning any part of or interest in any part of the Indebtedness. This Guaranty shall be transferable and negotiable with the same force and effect, and to the same extent, that any document evidencing or securing all or any portion of the Indebtedness is transferable and negotiable, it being understood and stipulated that upon assignment or transfer by Bank of any of the Indebtedness, the legal holder or owner of said Indebtedness (or a part thereof or interest therein thus transferred or assigned by Bank) shall (except as otherwise stipulated by Bank in its assignment) have and may exercise all of the rights granted to Bank under this Guaranty to the extent of that part of or interest in the Indebtedness thus assigned or transferred to said person. Guarantor expressly waives notice of transfer or assignment of the Indebtedness, or any part thereof, or of the rights of Bank hereunder. Failure to give notice will not affect the liabilities of Guarantor hereunder. Bank may sell or offer to sell the Loan or interests in the Loan to one or more assignees or participants and may disclose to any such assignee or participant or prospective assignee or participant any information Lender has pertaining to the Guaranteed Obligations, this Guaranty, or Guarantor, including, without limitation, information regarding any security for the Guaranteed obligations or any other party liable, directly or indirectly, for any part of the Guaranteed Obligations. Bank may also disclose any such information to any regulatory body having jurisdiction over Bank.

          18. APPLICATION OF PAYMENTS. Bank may apply any payments received by it from any source against that portion of the Indebtedness (principal, interest, court costs, attorneys' fees or other) in such priority and fashion as it may deem appropriate.

          19. NOTICES. Any notice or demand that must or may be given or made in connection with this Guaranty must be in writing and, unless receipt is expressly required, will be deemed given, delivered or made, as the case may be, when delivered by personal delivery or the day after it is mailed by Express Mail, by overnight delivery service of a nationally-recognized company, addressed to the parties at the following addresses, or such other addresses as may from time to time be designated by written notice given as herein required:

               to Guarantor:
               Arthur Falcone
               Transeastern Pembroke Villages, Inc.
               3300 University Drive, Coral Springs, FL 33065

               to Bank:
               NationsBank of Florida, N.A.
               701 W. Cypress Creek Road, Suite 101
               Fort Lauderdale, FL 33309

               Attention: Jim Webb, Vice President

Personal delivery to a party or to any officer, partner, agent or employee of such party, or if a proper person, to a member of his family, at its address herein shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Notwithstanding the foregoing, no notice of change of address shall be effective until the date of receipt thereof. This section shall not be construed in any way to affect or impair any waiver of notice or demand herein provided or to require giving of notice or demand to or upon Guarantor in any situation or for any reason.

          20. CONFLICT OF LAW. This Guaranty shall be construed, interpreted, enforced and governed by and in accordance with the laws of the State of Florida.

          21. SUBMISSION TO JURISDICTION. Guarantor irrevocably and unconditionally (a) agrees that any suit, action or other legal proceeding arising out of or relating to this Guaranty may be brought, at the option of Bank, in a court of competent jurisdiction of the State of Florida or any United States District Court in Florida; (b) consents to the jurisdiction of each such court in any such suit, action or proceeding; (c) waives any and all personal rights under the laws of any state to object to the laying of venue of any such suit, action or proceeding in the State of Florida; and (d) agrees that service of any court paper may be effected on Guarantor by mail, addressed and mailed as provided in Section 19 hereof or in such other manner as may be provided under applicable laws or court rules in the State of Florida. Nothing contained herein, however, shall prevent Bank from bringing an action or exercising any rights against any security for the Loan or against Guarantor personally, and against any property of Guarantor, within any other state. Initiating such proceeding or taking such action in any other state shall in no event constitute a waiver of the agreement contained herein that the law of the State of Florida shall govern the rights and obligations of Guarantor and Bank hereunder or of the submission herein made by Guarantor to personal jurisdiction within the State of Florida. The aforesaid means of obtaining personal jurisdiction and perfecting service of process are not intended to be exclusive but are cumulative and in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by the law of the State of Florida.

          22. WAIVER OF HOMESTEAD. Guarantor waives any and all homestead and exemption rights which it may have under or by virtue of the Constitution or the laws of the United States of America or of any state as against this Guaranty, any renewal hereof, or any indebtedness represented hereby, and does jointly and severally transfer, convey, and assign to Bank a sufficient amount of such homestead or exemption as may be allowed, including such homestead or exemption as may be set apart in bankruptcy, to pay all amounts due hereunder in full, with all costs of collection, and does hereby direct any trustee in bankruptcy having possession of such homestead or exemption to deliver to Bank a sufficient amount of property or money set apart as exempt to pay the indebtedness guaranteed hereby, or any renewal thereof, and does hereby appoint Bank the attorney-in-fact for each of them, to claim any and all homestead exemptions allowed by law.

          23. CONTINUING LIABILITY. Notwithstanding any other provisions of this Guaranty, the Indebtedness shall be deemed to include any and all liability, damage, cost and expense, including reasonable attorneys' fees, paralegals' fees and legal assistants' fees, which may hereafter be incurred by Bank as a result of the Mortgaged Property:

               (a) having been used in the past or present or being used in the future while the Mortgaged Property is owned by Borrower, for the sale, handling, storage, transportation, or disposal of hazardous or toxic materials, in violation of any Governmental Requirements in effect from time to time regulating hazardous or toxic materials or the Mortgaged Property; or

               (b) having contained or hereafter containing, while the Mortgaged Property is owned by Borrower, asbestos or products containing asbestos in violation of any laws, ordinances, or regulations of any Governmental Authorities affecting asbestos or products containing asbestos or the Mortgaged Property.

     Except as Guarantor's liability is specifically limited in the Loan Documents, it is expressly acknowledged by Guarantor that this indemnification shall survive in accordance with the terms and conditions set forth in the Hazardous Substance Certificate and Indemnification Agreement of even date herewith executed by the Guarantor and Borrower.

          24. DISCLOSURE OF BORROWER AND GUARANTOR FINANCIAL INFORMATION. Bank may sell or offer to sell the Loan or interests in the Loan to one or more assignees or participants and may disclose to any such assignee or participant or prospective assignee or participant any information Bank has pertaining to the Loan Documents, this Guaranty, or Guarantor, including, without limitation, information regarding any security for the Loan Documents or for this Guaranty, credit information on Guarantor, Borrower, and/or any other party liable, directly or indirectly, for any part of the Loan Documents. Bank may also disclose any such information to any regulatory body having jurisdiction over Bank.

          25. ORAL MODIFICATION INEFFECTIVE. This Guaranty may not be changed orally, and no obligation of Guarantor can be released or waived by Bank or any officer or agent of Bank, except by a writing signed by a duly authorized officer of Bank. This Guaranty shall be irrevocable by Guarantor until the Indebtedness has been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Loan Documents have been completely performed, at which time Bank will terminate this Guaranty. This Guaranty shall continue in full force and effect unless and until discharged or released by Bank pursuant to a written instrument properly executed by an appropriate officer of Bank. This Guaranty shall continue in full force and effect unless and until discharged or released by Bank pursuant to a written instrument properly executed by an appropriate officer of Bank.

          26. REFERENCE TO OTHER LOAN DOCUMENTS. All of the terms, definitions, conditions and covenants of the Loan Agreement, the Note, the Mortgage, and the Assignment are expressly made a part of this Guaranty by reference in the same manner and with the same effect as if set forth herein at length and shall have the meaning set forth in the Loan Agreement, the Note, the Mortgage, and the Assignment unless otherwise defined herein.

          27. MANDATORY ARBITRATION. Any controversy or claim between or among the parties hereto including, but not limited to, those arising out of or relating to this Agreement or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Meditations Services, Inc. (J.A.M.A.S.), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this Agreement applies in any court having jurisdiction over such action.

               (a) Special Rules: The arbitration shall be conducted in Broward County, Florida and administered by Endispute, Inc., d/b/a J.A.M.S./Endispute who will appoint an arbitrator; if J.A.M.S./Endispute is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within 90 days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional 60 days.

               (b) Reservations of Rights: Nothing in this Agreement shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Agreement; or (ii) be a waiver by the Bank of the protection afforded to it by 12 U.S.C. Section 91 or any substantially equivalent state law; or (iii) limit the right of the Bank hereto (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. The Bank may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Agreement. At Bank's option, foreclosure under a mortgage or deed of trust may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

     IN WITNESS WHEREOF, Guarantor has executed this Guaranty under seal as of the day and year first above written.

Signed, sealed and delivered
in the presence of:                 TRANSEASTERN PROPERTIES, INC., A FLORIDA
                                    CORPORATION, F/K/A TRANSEASTERN PROPERTIES
                                    OF SOUTH FLORIDA, INC., A FLORIDA
                                    CORPORATION

____________________________________
Witness #1                          By_________________________________(SEAL)
____________________________________  Edward Falcone, Executive Vice President

____________________________________
Print Name

____________________________________   Address:
Witness #1

                                       3300 University Drive
____________________________________   Coral Springs, Florida 33065
Print Name


STATE OF FLORIDA           )
                      )ss
COUNTY OF BROWARD     )

     The foregoing instrument was acknowledged before me this ____ day of September, 1996, by EDWARD FALCONE, as Executive Vice President of TRANSEASTERN PROPERTIES OF SOUTH FLORIDA, INC., a Florida corporation, by and on behalf the corporation. He is personally known to me and/or has produced
________________________________ as identification.

My Commission Expires:              ___________________________________________
                                    NOTARY PUBLIC STATE OF FLORIDA

                                    ___________________________________________
                                    Print Name

This Instrument Prepared by:
Richard A. Wood, Esq.
Therrel Baisden & Meyer Weiss
1111 Lincoln Road, Ste. 500
Miami Beach, Florida  33139

Loan No.  91004539

                        REAL ESTATE MORTGAGE, ASSIGNMENT,
                             AND SECURITY AGREEMENT,
                                (THE "MORTGAGE")

DATE:             September ___, 1996

BORROWER:
                  TRANSEASTERN PEMBROKE VILLAGES, INC., A FLORIDA CORPORATION 3300 University Drive
                  Coral Springs, Florida 33065

BANK:
                  CHASE FEDERAL BANK, A FEDERAL SAVINGS BANK, A DIVISION OF NATIONSBANK, N.A. (SOUTH), a national banking association 701 West Cypress Creek Road
                  Suite 101
                  Fort Lauderdale, FL  33309

AMOUNT OF INITIAL LOAN SECURED HEREBY: $3,000,000.00

MAXIMUM POSSIBLE PRINCIPAL DEBT, INCLUDING FUTURE ADVANCES, THAT MAY BE SECURED
HEREBY: $6,000,000.00

LAND: That certain parcel of Land commonly referred to as Parcel "F" - "Egret's Way" located within the NASHER PLAT as recorded in Plat Book 159 at Page 42, of the Public Records of Broward County, Florida, and as particularly described on Exhibit "A" attached hereto and incorporated herein by reference.

         1. MORTGAGE. In consideration of Ten Dollars ($10.00) and other valuable consideration received by Borrower, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby grants, bargains, sells, assigns, transfers, conveys and mortgages to Bank, its successors and assigns, to its own proper use and benefit forever, subject to the terms and conditions of this Mortgage, the real estate described above as the Land, together with:

              a. APPURTENANCES. The benefit of all easements and other rights of any nature whatsoever, if any, appurtenant to the Land or the Improvements, or both, the benefit of all rights-of- way, strips and gores of land, streets, alleys, passages, drainage rights, sanitary sewer and potable water rights, stormwater drainage rights, rights of ingress and egress to the Land and all adjoining property, and any improvements of Borrower now or hereafter located on any of such real property interests, water rights and powers, oil, gas, mineral and riparian and littoral rights, whether now existing or hereafter arising, together with the reversion or reversions, remainder or remainders, rents, issues, incomes and profits of any of the foregoing (the "Appurtenances").

              b. IMPROVEMENTS. All buildings, structures, betterments and other improvements of any nature now or hereafter situated in whole or in part upon the Land or on the Appurtenances, regardless of whether physically affixed thereto or severed or capable of severance therefrom (the "Improvements").

              c. TANGIBLE PROPERTY. All of Borrower's right, title and interest, if any, in and to all fixtures, equipment and tangible personal property of any nature whatsoever that is now or hereafter (i) attached or affixed to the Land, the Appurtenances, or the Improvements, or (ii) situated upon or about the Land, the Appurtenances and/or the Improvements, regardless of whether physically affixed thereto or severed or capable of severance therefrom, or (iii) used, regardless of where situated, if used, usable or intended to be used, in connection with any present or future use or operation of or upon the Land. The foregoing includes: all goods and inventory, all heating, air conditioning, lighting, incinerating and power equipment; all engines, compressors, pipes, pumps, tanks, motors, conduits, wiring, and switchboards; all plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating, and communications and public address apparatus; all signage and recreational amenities including, without limitation, swimming pools, exercise equipment, tennis courts, clubhouse furnishings or saunas; all boilers, furnaces, oil burners, vacuum cleaning systems, elevators and escalators; all stoves, ovens, ranges, disposal units, dishwashers, water heaters, exhaust systems, refrigerators, cabinets, and partitions; all rugs, draperies and carpets; all laundry equipment; all building materials; all furniture (including, without limitation, any outdoor furniture) , furnishings, office equipment and office supplies; and all additions, accessions, renewals, replacements and substitutions of any or all of the foregoing. The property interests encumbered and described by this paragraph are called the "Tangible Property" in this Mortgage.

              d. All rents, issues, incomes and profits in any manner arising from the Land, Improvements, Appurtenances or Tangible Property, or any combination thereof, including Borrower's interest in and to all leases of whatsoever kind or nature, licenses, franchises and concessions of or relating to all or any portion of the Land, Appurtenances, Improvements or Tangible Property,or the operation thereof, whether now existing or hereafter made, including all amendments, modifications, replacements, substitutions, extensions, renewals or consolidations thereof. The property interests encumbered and described in this subparagraph are called the "Rents" in this Mortgage.

              e. SECONDARY FINANCING. All of the Borrower's rights, power or privilege to further encumber any of the Collateral described in this paragraph 1, it being intended by this provision to divest Borrower of the power to encumber or to grant a security interest in any of the Collateral as security for the performance of an obligation, except for "Permitted Encumbrances," as defined in paragraph 5 herein.

              f. PROCEEDS. All proceeds of the conversion, voluntary or involuntary, of any of the property encumbered by this Mortgage into cash or other liquidated claims, or that are otherwise payable for injury to or the taking or requisitioning of any such property, including all judgments, settlements and insurance and condemnation proceeds as provided in this Mortgage.

              g. CONTRACT RIGHTS. All of Borrower's right, title and interest in and to any and all contracts or leases, written or oral, express or implied, now existing or hereafter entered into or arising, in any matter related to the improvement, use, operation, sale, conversion or other disposition of any interest in the Land, Appurtenances, Improvements, Tangible Property or the Rents, or any combination thereof, including all tenant leases, sales contracts, payments due and to become due thereunder; and including, without limitation, contracts pertaining to maintenance, on-site security service, elevator maintenance, landscaping services, building or project management, marketing, leasing, sale and janitorial services; Borrower's interest as lessee in equipment leases, including telecommunications, computers, vending machines, model furniture, televisions, laundry equipment; and Borrower's interests in construction contracts or documents (including architectural and engineering drawings and plans and specifications relating to the Improvements), service contracts, use and access agreements, advertising contracts and purchase orders. The property interest encumbered and described in this paragraph are called the "Contract Rights" in this Mortgage. Notwithstanding the foregoing, Bank will not be bound by any of Borrower's obligations under any of the foregoing contracts unless and until Bank elects to assume any of such contracts or leases in writing.

              h. NAME. All right, title and interest of Borrower in and to all trade names, project names, logos, service marks, trademarks, goodwill, and slogans now or hereafter used in connection with the operation of the Mortgaged Property except the name of Transeastern Properties, Inc., a Florida corporation, f/k/a Transeastern Properties of South Florida, Inc., a Florida corporation.

              i. OTHER INTANGIBLES. All contract rights, commissions, money, deposits, certificates of deposit, letters of credit, documents, instruments, chattel paper, accounts, and general intangibles [as such terms from time to time are defined in the Uniform Commercial Code as adopted by the State of Florida (the "Uniform Commercial Code"], in any manner related to the construction, use, operation, sale, conversion or other disposition (voluntary or involuntary) of the Land, Appurtenanc-es, Improvements, Tangible Property or Rents, including all construction plans and specifications, architectural plans, engineering plans and specifications, permits, governmental or quasi-governmental approvals, licenses, developer rights, vested rights under any Planned Unit Development or Development of Regional Impact or other project, zoning, or land use approval, insurance policies, rights of action and other choses in action.

              The Land, Appurtenances, Improvements and Tangible Property are collectively referred to as the "Mortgaged Property" in this Mortgage. The portion of the property encumbered by this Mortgage that from time to time consists of intangible personal property, except for the Rents, is called the "Intangible Property" in this Mortgage. The Mortgaged Property, Rents, Intangible Property and any other property interests encumbered hereby are hereinafter referred to collectively as the "Collateral". Wherever used in this Mortgage, the use of the terms, "Mortgaged Property," "Rents", "Intangible Property", and "Collateral" means and includes all or any portion thereof applicable to the context.

              Notwithstanding the grant of Borrower's interest in the Rents and Contract Rights above, so long as no Default shall exist hereunder or under any of the other Loan Documents, Borrower shall have a license to collect and receive all incomes arising from the operation, ownership, and maintenance of the Mortgaged Property, Rents and Contract Rights, but not more than one (1) month prior to accrual.

         2. SECURITY AGREEMENT. To the extent any of the Collateral encumbered by this Mortgage from time to time constitutes personal property subject to the provisions of the Uniform Commercial Code, this Mortgage constitutes a "Security Agreement" for all purposes under the Uniform Commercial Code. Without limitation, Bank, at its election, upon the occurrence of a Default under this Mortgage, will have all rights, powers, privileges and remedies from time to time available to a secured party under the provisions of the Uniform Commercial Code with respect to the Collateral. The names and addresses of debtor and secured party are as shown for Borrower and Bank, respectively, on the signature pages hereof. The remedies for any Default under the covenants, terms, and conditions of the security agreement herein contained shall be (i) as prescribed herein, or (ii) as prescribed by general law, or
(iii) as prescribed by the specific statutory provisions now or hereafter enacted and specified in the Uniform Commercial Code, all at Bank's sole election. Borrower and Bank agree that the filing of financing statements in the records normally having to do with personal property shall never be construed as in anywise derogating from or impairing this declaration and hereby stated intention of Borrower and Bank that everything used in connection with the production of income from the Collateral or adapted for use therein or which is described or reflected in this Mortgage, is, and at all times and for all purposes and in all proceedings both legal or equitable shall be, regarded as part of the real estate irrespective of whether (i) any such item is physically attached to the Improvements, (ii) serial numbers are used for the better identification of certain items capable of being thus identified in a recital contained herein, or
(iii) any such item is referred to or reflected in any financing statement(s) so filed at any time. Similarly, the mention in any financing statement of the rights in, or the proceeds of, any fire, hazard or liability insurance policy, or any award in eminent domain proceedings for a taking or for loss of value, or Borrower's interest as lessor in any present or future lease, or rights to income growing out of the use of the Mortgaged Property, whether pursuant to a lease or otherwise, shall not be construed as altering any of Bank's rights as determined by this Mortgage, or otherwise available at law or in equity, or impugning the priority of this Mortgage or the Loan Documents, or both, but such mention in any financing statement is declared to be for Bank's protection if, as, and when any court holds that notice of Bank's priority of interest, to be effective against a particular class of persons, including the federal government and any subdivisions or entities of the federal government, must be perfected in the manner required by the Uniform Commercial Code.

         Borrower covenants and agrees that Borrower will furnish Bank with notice of any change in name, identity, organizational structure, mailing address, residence, or principal place of business thirty (30) days prior to the effective date of any such change. Borrower will promptly execute any financing statements or other instruments deemed necessary by Bank to prevent any filed financing statement from becoming misleading or losing its perfected status or to reinstate any lapsed financing statement.

         3. AFTER-ACQUIRED PROPERTY. Without the necessity of any further act of Borrower or Bank, the lien of and security interest created by this Mortgage automatically will extend to and include (i) any and all renewals, replacements, substitutions, accessions, proceeds, products, additions or after-acquired property or to the Collateral, and (ii) any and all monies, proceeds and other property that from time to time, either by delivery to Borrower or by any instrument (including this Mortgage) may be subjected to such lien and security interest by Borrower or by anyone on behalf of Borrower, or with the consent of Borrower, or which otherwise may come into the possession or otherwise be subjected to the control of Bank or Borrower pursuant to this Mortgage or the other Loan Documents.

         4. DEBT. Borrower is justly indebted to Bank in the principal amount indicated above (or so much as may be advanced to Borrower by Bank from time to time), as evidenced by that certain Promissory Note in the original principal amount of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00), of even date herewith, made by Borrower, payable to the order of Bank and maturing as stated in said Notes, unless such maturity is accelerated or extended (as provided in said Notes) , which Notes, together with any and all renewals, replacements, extensions, modifications, substitutions, future advances, and any and all other certificates or evidence of indebtedness evidenced by said Notes are herein called the "Note".

         Borrower's obligations described below are secured, among other things, by the collateral described in this Mortgage, which term includes any and all amendments, extensions, renewals, replacements, substitutions, modifications and consolidations of this Mortgage, and may also from time to time be secured by other collateral described in written documents. The Mortgage and such other documents as may exist on the date hereof or may exist hereafter are referred to as the "Security Documents," which term, as defined in the Note, includes any and all financing statements, letters of credit, assignments, agreements, any and all amendments, modifications, extensions, renewals, replacements, substitutions and consolidations thereof or thereto. The Security Documents, the Note and the Loan Agreement between Borrower and Bank are referred to collectively as the "Loan Documents". The Loan evidenced by the Note and secured by this Mortgage is to be disbursed in accordance with the terms and provisions of a Loan Agreement of even date herewith between Borrower and Bank (the "Loan Agreement"). The Note, the Mortgage and the Loan Agreement shall always be taken and read together as constituting part of one transaction. All sums disbursed pursuant to the terms of the Loan Agreement shall be secured by this Mortgage with the same priority as if advanced on the date hereof.

         The obligations of Borrower secured by the Security Documents arising pursuant to the Loan Documents are as follows and are called the "Debt" in this Mortgage and the other Loan Documents:

              a. NOTE. Borrower's payment of all sums due from time to time as evidenced by the Note; and

              b. LOAN DOCUMENTS. Borrower's payment or performance of all obligations imposed upon Borrower by the Loan Documents; and

              c. ADVANCES. All sums advanced by Bank to or for the benefit of Borrower in the manner provided in the Loan Documents, or for the protection of the Security of the Collateral, including, without limitation, all sums advanced pursuant to this Mortgage, including advances for repairs, maintenance, insurance, taxes, or assessments; and

              d. COSTS. All costs, expenses, losses, damages and other charges sustained or incurred by Bank because of: (i) Borrower's Default in payment or performance, as the case may be, of any provision contained in the Loan Documents; (ii) defense of actions instituted by Borrower or a third party against Bank arising out of or related to the Loan, or in the realizing upon, protecting, perfecting, defending, or (iii) actions brought or defended by Bank enforcing Bank's security interest in the Collateral. All of these costs and expenses include reasonable attorneys' fees, paralegals' fees, or legal assistants' fees, whether incurred with respect to collection, litigation, bankruptcy proceedings interpretation dispute, negotiation, trial, appeal, defense of actions instituted by a third party against Bank, or enforcement of any judgment based on the Loan Documents, whether or not suit is brought to collect such amounts or to enforce such rights or, if brought, is prosecuted to judgment.

              e. LETTERS OF CREDIT. All sums advanced by Bank for the benefit of Borrower under any other instrument or otherwise, including, without limitation, any amounts paid by Bank under any letters of credit issued by Bank for the benefit of Borrower.

              f. MISCELLANEOUS EXPENSES. All costs and expenses incurred by Bank in connection with the Loan, whether prior to or at closing or during the term thereof, including, without limitation, loan origination fees, commitment fees, extension fees, title insurance search fees, premiums and endorsement fees, hazard and other insurance required by the Loan Documents, pre-closing and post-closing appraisals, appraisal reports or opinions of value, surveys, brokerage commissions and claims of brokerage in connection with the Loan, ad valorem and personal property taxes, documentary stamp taxes and intangible taxes, attorneys' fees, consultant fees, architect's and engineer's fees, construction consultant's fees, environmental surveys or assessments, and recording charges.

              g. INDEMNITIES. All costs, expenses, and amounts arising under or pursuant to any indemnity contained within the Loan Documents or in any separate agreement executed by Borrower in favor of Bank including, without limitation, the Hazardous Substance Certificate and Indemnification Agreement (the "Indemnity").

         5. TITLE WARRANTIES. Subject to the Permitted Encumbrances (as hereinafter defined), Borrower covenants with Bank that: (i) Borrower is indefeasibly seized of the Land and Improvements in fee simple, has good and marketable title to the Collateral and has full power, lawful right and authority to convey the same in fee simple and to grant Bank a perfected first lien security interest in the Collateral, and (ii) the Collateral is free and clear of all liens, encumbrances, restrictions, and security interests of any nature except for those permitted encumbrances which Bank has previously approved, as set out in Schedule B of the title insurance policy and endorsements insuring this Mortgage, which are referred to as "Permitted Encumbrances" in this Mortgage.

         6. LIENS. Except as otherwise provided in the Loan Agreement, Borrower will not create or permit to be created, or to remain, and will promptly discharge at Borrower's expense any and all liens or encumbrances upon, or security interests in, the Collateral, or any combination thereof, whether consensual, common law, statutory, voluntary, involuntary, or arising by operation of law, except Permitted Encumbrances. Notwithstanding the foregoing, and except for any construction liens, Borrower may contest the amount, validity and enforceability of any involuntary or nonconsensual lien, encumbrance or security interest, including those arising by operation of law, in the manner provided in paragraph 8 below. Except as otherwise provided in the Loan Agreement, if any construction lien is filed against the Mortgaged Property, Borrower agrees to discharge or otherwise remove such lien by bond or otherwise, within thirty (30) days of imposition of same, but may thereafter contest the amount or validity of such lien as provided in paragraph 8 below.

         7. TAXES AND OTHER IMPOSITIONS. Borrower will pay or cause to be paid, prior to any delinquency in (i) all property taxes, assessments, water, sewer, utility and other rents, rates and charges, including all excises, taxes, levies, license fees, permit fees, impact fees, connection fees, and other fees and charges, whether general or special, ordinary or extraordinary, foreseen or unforeseen, that may be assessed, levied or imposed upon the Collateral, or otherwise arising with respect to the occupancy, use, possession or disposition thereof, whether or not the failure to pay the same might result in the creation of a lien upon the Collateral, or any combination thereof; (ii) all franchise, excise and other taxes, fees and charges assessed, levied or imposed with respect to Borrower's right to do business in the State of Florida and the political subdivisions thereof; (iii) all taxes and fees (except for Bank's state and federal income taxes) that may be levied by the United States of America or any state or political subdivision thereof, upon Bank or Borrower in connection with or upon the Loan Documents, or the Debt or its payment, or collection, or any combination thereof (including all documentary stamp taxes and intangible taxes plus any penalties and interest charged for the late payment of any such taxes); and (iv) except as otherwise provided in the Loan Agreement, all lawful claims and demands of contractors, subcontractors, mechanics, laborers, materialmen and other lienors which, if unpaid, might result in the creation of a lien upon the Collateral. The sums payable under this paragraph are called "Impositions". Nothing contained in this paragraph will require the payment of any Imposition so long as the amount, validity or enforceability thereof is contested by appropriate proceedings as provided in paragraph 8 below. With respect to state and local real and tangible personal property taxes, however, Borrower will pay same and will furnish Bank with copies of the receipts for each such payment without demand prior to April 30th of each year of the Loan and any contest of the same must be by a suit or other proceeding for a refund. With respect to all other Impositions, Borrower will furnish Bank with proof of such payment upon demand. If any payment required to be made by Borrower by this paragraph is prohibited by law, with the result that Bank becomes liable for its payment, then the Debt will immediately become due and payable, at Bank's option.

         8. CONTESTS. Borrower may contest, by any and all appropriate administrative, trial or appellate proceedings, or any combination thereof, and in Bank's name, if required by law, the amount, validity, enforceability or application of any Imposition that Borrower is required to pay or perform to any person or entity other than Bank by any provision of this Mortgage or the other Loan Documents if and only for so long as: (i) Borrower notifies Bank in writing of its intent to contest the Imposition; (ii) such contest suspends the collection or enforcement of the item(s) contested; (iii) no part of the Collateral will be subject to loss, sale or forfeiture before final determination of any such contest; (iv) neither Borrower nor Bank will be subject to any criminal liability; (v) Borrower furnishes such security as may be required by law in connection with each such contest; (vi) the value, usefulness and marketability of the Collateral will not be adversely impaired by any such contest; (vii) Borrower otherwise continues to pay and perform, as the case may be, the Debt and Borrower's obligations under this Mortgage; (viii) Borrower otherwise is not in Default under any provision of the Loan Documents;
(ix) each such contest is continuously prosecuted diligently to final determination; (x) Borrower pays or causes to be paid, and defends, indemnities and holds Bank harmless of and from any and all losses, judgments, decrees and costs (including all reasonable attorneys, fees) incurred in connection with each such contest; (xi) Borrower, promptly following final determination of each such contest, fully pays and discharges all amounts that may be levied, assessed, charged, imposed or otherwise determined to be payable, together with all penalties, fines, interests, costs and expenses, and otherwise complies with such final determination, at Borrower's sole cost and expense; (xii) Borrower furnishes Bank with such security as Bank reasonably may require to assure Borrower's compliance with all of the foregoing requirements, and (xiii) such liens are not filed against the Mortgaged Property pursuant to Chapter 713, Florida Statutes, in which event such liens must be discharged or transferred to bond pursuant to paragraph 6 above before Borrower contests such liens except as otherwise provided in the Loan Agreement. So long as Borrower complies with the foregoing and Bank is promptly reimbursed for all costs and expenses incurred, Bank will cooperate with Borrower in connection with any such contest.

         9. INSURANCE. Until the Debt shall have been discharged by Borrower, Borrower shall maintain, at Borrower's cost and expense, the following insurance coverages in full force and effect at all times:

              a. HAZARD INSURANCE. Borrower shall keep the Tangible Property and Improvements which now or hereafter may constitute part of the Mortgaged Property insured at all times against loss or damage by fire and other hazards included within the term "all risk" or "extended coverage" and against such other hazards as Bank may require in the full insurable value thereof (or such lesser amount as Bank may authorize in writing) , with an insurer satisfactory to Bank. Such policy shall include a Replacement Cost and Agreed Amount/Stipulated Value Endorsement and a Sinkhole Endorsement, if deemed necessary by Bank.

              b. LIABILITY INSURANCE. Borrower will obtain and keep in full force a "Broad Form Comprehensive General Liability" insurance coverage for both Borrower and any contractor performing services to the Mortgaged Property in the minimum coverage amount of TWO MILLION AND NO/100 DOLLARS ($2,000,000.00) per occurrence for bodily injury and One Hundred Thousand Dollars ($100,000.00) per occurrence for property damage.

              c. FLOOD INSURANCE. If at any time the Land or any portion thereof is located in a "Flood Hazard Area" pursuant to the Flood Disaster Protection Act of 1973 or any successor or supplemental act thereto, flood insurance in the maximum amount available or such other amount as Bank may reasonably request;

              d. BUILDER'S RISK INSURANCE. An "All risk", non-reporting, completed value builder's risk insurance policy in an amount not less than loan amount on a per unit basis which policy shall include Agreed Amount, Replacement Cost, Permit to occupy and Vandalism/Malicious Mischief Endorsements.

              e. OTHER INSURANCE. Machinery insurance, worker's c ompensation insurance, wind damage insurance, and other insurance coverages as Bank may reasonably require.

         The policy or policies of insurance shall (i) be from companies and in coverage amounts acceptable to Bank, (ii) contain a standard mortgagee clause in favor of Bank naming Bank as a mortgagee and including a lender's loss payee clause in such policy, as applicable (iii) not be terminable or modified without thirty (30) days, prior written notice to Bank, and (iv) be evidenced by original policies or certified copies of policies deposited with Bank, as Bank may elect, to be held by Bank until the Debt shall have been fully paid and discharged. Borrower shall furnish Bank satisfactory evidence of payment of all premiums required and similar evidence of renewal or replacement coverage not later than thirty (30) days prior to the date any coverage will expire.

         Each insurance policy or endorsement required herein shall be written by an insurer having a rating not less than "A-XI" Best's Rating according to the most current edition of Best's Key Rating Guide as determined at the time of the initial policy and at all times during the term hereof. All policies shall indicate that notices related to such insurance shall be sent to Bank at:

                           Chase Federal Bank, a Federal Savings Bank, a Division of NationsBank, N.A. (South) Suite 101 701 West Cypress Creek Road
                           Ft. Lauderdale, FL 33309
                           Attn: Loan Administration Section,
                           Real Estate Banking Group

         If any loss occurs with respect to the Mortgaged Property, Bank is hereby appointed attorney-in-fact for Borrower to make proof of loss if Borrower fails to make the same punctually, and to give a receipt for any proceeds collected under such policies. Borrower will promptly give written notice to Bank of any loss or damage greater than ONE THOUSAND AND NO/100 DOLLARS ($1,000.00) per Unit or TWENTY FIVE THOUSAND AND NO/100 DOLLARS ($25,000.00) cumulatively to the Mortgaged Property, and will not adjust or settle any such loss without Bank's prior written consent, which consent shall not be unreasonably withheld or delayed. Upon any Default by Borrower under this Mortgage, all right, title and interest of Borrower in and to all such insurance policies then in force, including any and all unearned premiums and existing claims, will inure to Bank, which, at its option, and as attorney-in-fact for Borrower, may then make, settle and give binding acquittances for claims under all such policies, and may assign and transfer such policies or cancel or surrender them, applying any unearned premium in such manner as Bank may elect. The foregoing appointment of Bank as attorney-in-fact for Borrower is coupled with an interest, and is irrevocable. Notwithstanding the occurrence of any casualty or the availability of any insurance proceeds, Borrower will pay the Debt in the manner required by the Loan Documents.

         10. CONDEMNATION. If all or any part of the Collateral, or any interest therein or right accruing thereto, is taken as a result of, or in lieu or in anticipation of, the exercise of the right of condemnation or eminent domain, or by reason of the temporary requisition of the use or occupancy of the Mortgaged Property, in any event by any government or quasi-governmental authority, civil or military, or any other party entitled to exercise such powers by law, general or special, or is devalued or otherwise adversely affected by any of the foregoing actions, all proceeds payable with respect to any such action are assigned to Bank and shall be paid to Bank. Bank shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid. The proceeds of any award or compensation so received shall, at the option of the Bank, either be applied to the payment of the Debt or be paid over to the Borrower for the restoration of the Improvement. Borrower, immediately upon obtaining knowledge of the institution or threatened institution, of any proceedings for the Mortgaged Property, or any part thereof, by condemnation or eminent domain, will notify the Bank of the pending of such proceedings. Bank shall have the right to intervene and participate in any proceedings for and in connection with any taking referred to in this section. Borrower shall not enter into any agreement for the taking of the Mortgaged Property or any part thereof with any person or persons authorized to acquire the same by condemnation or eminent domain, unless the Bank shall have consented thereto in writing. Any of the foregoing actions are sometimes called a "condemnation" or "taking" in this Mortgage and the other Loan Documents. Such proceeds include, without limitation, severance damages, damages arising from the change of grade of any street or the access thereto, the taking of air rights and damages caused by noise, pollutants and other emissions. Notwithstanding any such taking or other injury or decrease in value, or the availability of any proceeds for any of the foregoing, Borrower shall continue to pay the Debt in the manner required by the Loan Documents. Bank's rights under this paragraph will survive the foreclosure or other enforcement of this Mortgage, and Bank will have the right to receive and retain all proceeds to the extent of any deficiency which exists upon such foreclosure or other enforcement, together with legal interest thereon, and to the extent of the reasonable counsel fees, costs and disbursements incurred by Bank in connection with the collection of such proceeds. Such right shall exist whether or not a deficiency judgment shall have been sought or recovered or denied upon the Note. The remaining balance of such proceeds, if any, will inure to the benefit of the party entitled thereto by applicable law. Notwithstanding the foregoing, if Bank uses the net proceeds of the condemnation to reduce the principal balance owed under the Note, Bank will thenceforth allow those funds to be disbursed to the Borrower in accordance with the Loan Agreement.

         11. APPLICATION OF INSURANCE PROCEEDS AND AWARDS. The Borrower will promptly give the Bank written notice of any damage to or destruction of the Mortgaged Property or any part thereof, generally describing the nature and extent of such damage or destruction and the Borrower's best estimate of the cost of restoring the Mortgaged Property. The Bank shall be entitled to all insurance proceeds payable on account of such damage or destruction and the Borrower hereby irrevocably assigns, transfers and sets over to the Bank all rights of the Borrower to any such proceeds or payments and irrevocably authorizes and empowers the Bank, at its option and in its sole and absolute discretion, in the name of the Borrower or otherwise, to file and prosecute what would otherwise be the Borrower's claim for any such proceeds or payment and to collect, receipt for and retain the same for disposition in accordance with this Section. The Bank may, at its sole option, apply all amounts recovered under any insurance policy required to be maintained by the Borrower hereunder in any one or more of the following ways: (a) to the payment of the reasonable costs and expenses incurred by the Bank in obtaining such insurance proceeds, including the fees and expenses of attorneys and insurance and other experts and consultants, the costs of litigation, arbitration, mediation, investigations and other judicial, administrative or other proceedings and all other out-of-pocket expenses; (b) to the payment of any of the Debt other than indebtedness with respect to the Note at the time outstanding; (c) to the payment of the principal of the Note and any interest accrued and unpaid thereon, without regard to whether any portion or all of such amounts shall be matured or unmatured, together with interest at the default interest rate on any overdue principal and (to the extent permitted by applicable law) interest; and, in case such amount shall be insufficient to pay in full all such amounts, then such amounts shall be applied, FIRST, to the payment of all amounts of interest accrued on the Note and unpaid, without preference or priority of any payment of interest over any other payment of interest or of any other Note, and, SECOND, to the payment of all amounts of principal at the time outstanding, without preference or priority of any installment or amount of principal over any other installment or amount of principal or of any Note over any other Note, but otherwise in such manner and order as the Bank shall in its sole discretion determine; (d) to fulfill any of the other covenants contained herein as the Bank may determine; (e) release to the Borrower for application to the cost of restoring the Mortgaged Property; or (f) release to the Borrower. In the event of a foreclosure of this Mortgage, the purchaser of the Mortgaged Property shall succeed to all the rights of the Borrower including any right to unearned premiums, in and to all policies of insurance assigned and delivered to the Bank. Notwithstanding the foregoing, if Bank uses the net proceeds of the insurance proceeds or awards to reduce the principal balance owed under the Note, Bank will thenceforth allow those funds to be disbursed to the Borrower in accordance with the Loan Agreement. Notwithstanding anything in this paragraph to the contrary, if the Bank has elected to apply proceeds to the Debt, Bank will re-disburse said proceeds in accordance with the Loan Agreement.

         12.  MAINTENANCE, REPAIRS, AND RECONSTRUCTION.

              a. MAINTENANCE AND REPAIRS. Borrower, at its sole cost and subject to Bank's satisfaction, shall make all repairs, renewals, replacements, servicing and reconstruction that are necessary to maintain the Mortgaged Property in good order, condition and repair. Immediately following the occurrence of any casualty or other loss, Borrower promptly will undertake all restoration required or desirable and will pursue it diligently to completion. The foregoing shall be accomplished by the Bank funding the insurance proceeds it receives from the insurer to the Borrower under the terms and conditions of the Loan Agreement for the construction of individual Units. Borrower shall
         (i) not strip, waste, remove or demolish any portion of the Mortgaged Property, nor suffer or permit any such action; (ii) promptly comply with all laws, governmental regulations and public or private restrictions or easements, or both, of any kind affecting the Mortgaged Property or requiring any alterations or improvements to be made thereon, and (iii) not commit, suffer or permit any act upon the Mortgaged Property in violation of any law, subject to Borrower's right' to contest the same in good faith to conclusion, as provided in paragraph 8 of this Mortgage. If any public agency or authority requires or commences any proceedings for the demolition or removal, or both, of any improvements or portions thereof comprising the Mortgaged Property due to non-compliance with health, safety, fire or building codes, then, unless Borrower undertakes to contest such action in the manner provided in paragraph 8 above and pursues such contest to a successful conclusion, such action will constitute a Default under this Mortgage. Borrower will not, without Bank's prior written consent, (i) make any material alterations, additions or improvements of or to the Mortgaged Property unless required by the Loan Agreement; (ii) make any material change in the general nature of the use or occupancy of the Mortgaged Property;
         (iii) institute or join or acquiesce in any action to change the existing zoning or land use classification of the Mortgaged Property, or (iv) grant easements or licenses affecting the use or operation of the Mortgaged Property. Bank and any persons authorized by Bank may enter the Mortgaged Property at all reasonable times without prior notice for inspections or for any other lawful purpose. If Borrower fails to comply with the requirements of this paragraph, then Bank, without waiving the option to foreclose, may take some or all measures Bank reasonably deems necessary or desirable for the maintenance, repair, preservation or protection of the Mortgaged Property, and any expenses reasonably incurred by Bank in so doing shall become part of the Debt secured hereby, and shall, at the option of Bank, become immediately due and payable, and shall bear interest at the Default Rate specified in the Note. Bank shall have no obligation to care for or maintain the Mortgaged Property, or, having taken some measures therefor, to continue same or take other measures.

              b. RECONSTRUCTION. The Borrower after receipt of net insurance proceeds from Bank funded in accordance with the Loan Agreement shall promptly repair, restore, replace or rebuild any part of the Mortgaged Property, now or hereafter encumbered by this Mortgage which may be affected by any condemnation proceeding or which may otherwise become damaged, destroyed, lost or unsuitable for use. In the event the Mortgaged Property or any part thereof if damaged or destroyed by fire or other casualty, the Borrower shall immediately notify the Bank, in writing, of such damage or destruction. The Borrower shall not cause or permit anything to be done which would or could increase the risk of fire or other hazard to the Mortgaged Property, or any part thereof, or which would or could result in an increase in any insurance premiums payable with respect to the Mortgaged Property, or which would or could result in the cancellation of any insurance policy carried with respect to the Mortgaged Property. No part of the Mortgaged Property, including, but not limited to, any building, structure, water system, sewer system, parking lot, driveway, landscape scheme, timber or other ground improvement, equipment or other property, now or hereafter mortgaged, shall be removed, demolished or materially altered without the prior written consent of the Bank. No top soil, sand, sod, loam, clay or gravel shall be mined, stripped, or removed from the Mortgaged Property without the written consent of the Bank. However, this shall not prevent or restrict removal of any such materials taken for excavation necessary to construct a basement, cellar or foundation footings for the erection of a building or buildings for which a building permit or permits has or have first been issued by the governmental authority having jurisdiction thereof; or for the construction of roadways or the Improvements constructed in accordance with plans approved by the governmental authorities having jurisdiction thereof in accordance with the Loan Agreement; provided, nevertheless, that in the event the required removals become so extensive, as determined by the Bank, as to create profit by sale of the removed portion of the Mortgaged Property, said sums shall inure to the benefit of the Bank to be applied as the Bank so directs, to the reduction of the Debt.

         13. ADVANCES. If Borrower Defaults in the observance or performance of any of the provisions of the Loan Documents, including but not limited to obtaining and maintaining insurance pursuant to paragraph 9, paying Impositions pursuant to paragraph 7, and maintaining the Mortgaged Property pursuant to paragraph 12, then Bank, without waiving or otherwise impairing any other of its rights or remedies, at its sole option and without obligation to do so, and without demand upon Borrower, may make any such payment or take such action as Bank deems necessary or appropriate to correct such Default, or to protect the security of the Collateral encumbered by the Loan Documents. All payments so made, together with all costs and expenses so incurred, will be added to the principal amount due under the Note and thereafter will bear interest at the rate then payable as provided for in the Note, and will be secured by the lien and security interest granted by the Security Documents. For the foregoing purposes, Bank is authorized to (a) enter upon the Mortgaged Property; (b) appear in and defend any action or proceeding purporting to affect the security of this Mortgage or the rights or powers of Bank hereunder; (c) pay, purchase, contest or compromise any encumbrance, charge or lien that in the reasonable judgment of Bank appears to adversely affect the Collateral; and (d) take whatever action Bank, in its discretion, deems necessary or appropriate in exercising any such powers. Notwithstanding the foregoing, Borrower immediately, upon Bank's demand, will pay all sums so expended by Bank with interest as stated above.

         14. BOOKS AND RECORDS. Borrower, at all times, will keep proper books of record and account in which full, true and correct entries will be made of its transactions with respect to the Collateral in accordance with generally accepted accounting principles, consistently applied, and which will properly and correctly reflect all items of income and expense in connection with the operation of the Collateral, regardless of whether such income or expense is realized by Borrower or any other person or entity whatsoever. Bank will have the right from time to time during normal business hours to examine all such books, records and accounts at Borrower's office or at the office of such other person as maintains them, and to make such copies or extracts as Bank may desire, at Borrower's expense.

         15. TAXATION OF MORTGAGE. In the event of the passage after the date of this Mortgage of any federal, state or local law deducting from the value of real property for the purpose of ad valorem taxation any lien thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for federal, state or local purposes, or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on any or all of the Loan Documents, Bank shall have the right to declare the Debt due on a date to be specified by not less than sixty (60) days' written notice given to Borrower by Bank; provided, however, that such election shall be ineffective if Borrower is permitted by law to pay the whole of such tax in addition to all other payments required hereunder, and if Borrower, prior to such specified date, does pay such tax and agrees to pay any such tax (excluding, however, all taxes on the income of Bank) when thereafter levied or assessed, and such agreement shall constitute a modification of this Mortgage. Notwithstanding any provision in this paragraph to the contrary, Borrower may contest the matters described herein per the procedures set forth in paragraph 8 above.

         16. ASSIGNMENT OF RENTS, LEASES, PROFITS AND CONTRACT RIGHTS. Pursuant to paragraph 1 of this Mortgage, Borrower has irrevocably assigned and set over unto Bank all right, title, and interest of Borrower in and to the Rents and Contract Rights (including all leases and sales contracts now or hereafter existing relating to the Mortgaged Property) as security for the Debt, together with the right to collect and enforce the same; provided, however, so long as there shall be no Default under the Loan Documents, Borrower has been granted a license to collect and receive all Rents assigned hereunder in accordance with paragraph 1. Neither these assignments nor Bank's enforcement of the provisions of these assignments (including the receipt of the Rents) will operate to subordinate the lien of this Mortgage to any of the rights of any lessee or purchaser under any lease or sales contract of the Mortgaged Property, or to subject Bank to any liability to any such lessee or purchaser for the performance of any obligations of Borrower under any such lease or sales contract unless and until Bank agrees to such subordination or assumes such liability by an appropriate written instrument. All right, title and interest of each such lessee or purchaser in and to the Mortgaged Property, whether arising by virtue of any such lease, contract or otherwise, at all times will be and remain subject, subordinate and inferior to the lien of this Mortgage and all rights, remedies, powers and privileges of Bank arising under or by virtue of any of the Loan Documents. The assignments of Rents and Contract Rights (including leases) contained in this Mortgage are intended to provide Bank with all the rights and remedies of mortgagees pursuant to Section 697.07, Florida Statutes, as may be amended from time to time. However, in no event shall this reference diminish, alter, impair, or affect any other rights and remedies of Bank. Notwithstanding the foregoing, if Borrower shall have executed an Assignment of Rents constituting one of the Loan Documents, such Assignment of Rents is hereby incorporated herein by reference and shall control if in conflict with the provisions of this Mortgage.

         17. LEASES AFFECTING MORTGAGED PROPERTY. The assignments contained in paragraph 1 shall not be deemed to impose upon Bank any of the obligations or duties of Borrower provided in any lease affecting the Mortgaged Property (including, without limitation, any liability under the covenant of quiet enjoyment contained in any lease in the event that any tenant shall have been joined as a party defendant in any action to foreclose this Mortgage and shall have been barred and foreclosed thereby of all right, title and interest and equity of redemption in the Mortgaged Property or any part thereof), and Borrower will comply with and observe its obligations as landlord under all leases affecting the Mortgaged Property or any part thereof. Borrower has a license to collect the Rents, but shall not accept payment of rent more than one month in advance without the prior written consent of the Bank, and only so long as there is no Default hereunder or under the other Loan Documents. Borrower shall receive the Rents in trust on Bank's behalf, and Borrower covenants to apply same to the payment of taxes and assessments upon the Mortgaged Property, to the cost of insurance and maintenance and repairs, and to the payment of the Debt, before using any part of the Rents for any other purpose.

         Prior to a Default hereunder and demand by Bank for delivery of security deposits held by Borrower or any agent of Borrower to Bank or its designee, Borrower shall maintain all security deposits pursuant to the leases in a separate, identifiable account deposited with Bank, or any other institution acceptable to Bank, and in accordance with all applicable laws and regulations. Upon delivery of such security deposits to Bank, or upon Bank's enforcement of its security interest in such deposits, Bank shall hold such security deposits pursuant to the terms of the leases in respect of which such deposits were obtained by Borrower and in accordance with applicable law; provided, however, in no event shall Bank be liable to any lessee of any part of the Mortgaged Property for the return of any security deposit in any amount in excess of the amount delivered to Bank by Borrower. Any security deposits held by Bank shall not bear interest unless required by applicable law.

         Borrower will: (a) not collect any of the Rents arising or accruing under any lease in advance of the time when the same shall become due, other than as required to be paid in advance by the terms of any lease, but in no event more than one (1) month in advance; (b) not pledge, transfer, mortgage or otherwise encumber or assign any of Borrower's interest in the leases or any Rents arising or accruing therefrom; (c) not waive, excuse, condone, discount, set-off, compromise, or in any manner release or discharge any tenant thereunder of and from any obligations, covenants, conditions and agreements by said tenant to be kept, observed and performed, including the obligation to pay the rents thereunder, in the manner at the place and time specified therein; (d) not cancel, terminate or consent to any surrender of any lease, nor modify, alter or change any of the terms thereof without the prior written consent of Bank; (e) not consent to any assignment of or subletting under any lease, whether or not in accordance with the terms thereof, without the prior written consent of Bank; and (f) not enter into, execute or deliver any leases without the prior written consent of Bank.

         In the event any tenant of the Mortgaged Property should be the subject of any proceeding under the Federal Bankruptcy Code, as amended from time to time, or any other federal, state or local statue which provided for the possible termination or rejection of any of the leases assigned hereby, Borrower covenants and agrees that if any of the leases is so terminated or rejected, no settlement for damages shall be made without the prior written consent of Bank, and any check in payment of damages for termination or rejection of any such lease will be made payable both to Borrower and Bank. Borrower hereby assigns any such payment to Bank and further covenants and agrees that upon the request of Bank, it will duly endorse to the order of Bank any such check, the proceeds of which will be applied to that portion of the Debt as Bank may elect.

         From time to time, Borrower agrees to obtain tenant estoppel certificates from each tenant of the Mortgaged Property containing such information as may be reasonably requested by Bank.

         18. DEFAULT. The occurrence of any of the following (time being of the essence as to this Mortgage and all of its provisions) constitutes a "Default" by Borrower under this Mortgage, and, at the option of Bank, under the other Loan Documents:

              a. SCHEDULED PAYMENT. Borrower's failure to make any payment required under the Note when due or within any applicable grace period.

              b. MONETARY DEFAULT. Borrower's failure to make any other payment required by this Loan Agreement or the other Loan Documents when due.

              c. OTHER. Borrower's failure to perform any other obligation imposed upon Borrower by this Loan Agreement or any other Loan Document within thirty (30) days after the date when performance is due. This provision shall not be construed to provide Borrower with any grace period in complying with any obligations imposed on Borrower by the terms of the Loan Documents. Notwithstanding the foregoing provision, Bank shall give Borrower notice, as defined in the Mortgage, of any non-monetary default after which Borrower shall have a thirty (30) day cure period, unless such non-monetary default is not capable of being cured within said thirty (30) day period, in which case Borrower shall have sixty (60) days to cure such default following the date performance is due provided Borrower has commenced and is diligently pursuing the cure for such default (which determination shall be made in Bank's sole and absolute discretion), and provided such additional time to cure such default does not negatively affect the value of the collateral or the preservation of the collateral's value, which determination shall be made in Bank's sole and absolute discretion..

              d. REPRESENTATION. Any representation or warranty of Borrower contained in this Loan Agreement or in any certificate delivered pursuant hereto, or in any other instrument or statement furnished in connection herewith, proves to be incorrect or misleading in any adverse respect as of the time when the same shall have been made, including, without limitation, any and all financial statements, operating statements, and schedules attached thereto, furnished by Borrower or any guarantor of the Loan to Bank or pursuant to any provision of this Loan Agreement.

              e. BANKRUPTCY. Borrower or any general partner of Borrower or any guarantor of the Loan (i) files a voluntary petition in bankruptcy or a petition or answer seeking or acquiescing in any reorganization or for an arrangement, composition, readjustment, liquidation, dissolution, or similar relief for itself pursuant to the United State Bankruptcy Code or any similar law or regulation, federal or state, relating to any relief for debtors, now or hereafter in effect; or (ii) makes an assignment for the benefit of creditors or admits in writing its inability to pay or fails to pay its debts as they become due; or
         (iii) suspends payment of its obligations or takes any action in furtherance of the foregoing; or (iv) consents to or acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator or other similar official of Borrower, a general partner of Borrower, or any guarantor, for all or any part of the Collateral or other assets of such party, or either; or (v) has filed against it an involuntary petition, arrangement, composition, readjustment, liquidation, dissolution, or an answer proposing an adjudication of it as a bankrupt or insolvent, or is subject to reorganization pursuant to the United-States Bankruptcy Code, an action seeking to appoint a trustee, receiver, custodian, or conservator or liquidator, or any similar law, federal or state, now or hereinafter in effect, and such action is approved by any court of competent jurisdiction and the order approving the same shall not be vacated or stayed within sixty (60) days from entry; or (vi) consents to the filing of any such petition or answer, or shall fail to deny the material allegations of the same in a timely manner.

              f. JUDGMENTS. (1) A final judgment other than a final judgment in connection with any condemnation is entered against Borrower, Guarantors, or any general partner of Borrower, that (i) adversely affects the value, use or operation of the Land or the improvements in Bank's sole judgment, or (ii) adversely affects, or may adversely affect, the validity, enforceability or priority of the lien or security interest created by the Mortgage or any other Loan Document in Bank's sole judgment, or both; or (2) execution or other final process issues thereon with respect to the Land or the Improvements; and (3) Borrower, Guarantor, or any general partner of Borrower, does not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereon, in any event within thirty (30) days from entry, or Borrower shall not, within such period or such longer period during which execution on such judgment shall have been entered, and cause its execution to be stayed during such appeal, or if on appeal such order, decree or process shall be affirmed and Borrower shall not discharge such judgment or provide for its discharge in accordance with its terms within sixty (60) days after the entry of such order or decree or affirmance, or if any stay of execution on appeal is released or otherwise discharged.

              g. LIENS. Any federal, state or local tax lien or any claim of lien for labor or materials or any other lien or encumbrance of any nature whatsoever is recorded against Borrower or the Land or Improvements and is not removed by payment or transferred to substitute security in the manner provided by law, within thirty (30) days after it is recorded in accordance with applicable law.

              h. OTHER NOTES OR MORTGAGES. Borrower's default in the performance or payment of Borrower's obligations under any other note which remains uncured after any applicable grace period, or under that certain Real Estate Mortgage, Assignment and Security Agreement of even date herewith in favor of Bank, securing a note in the original principal amount of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) and encumbering that portion of the Land commonly referred to as Parcel "F" and that certain Real Estate Mortgage, Assignment and Security Agreement of even date herewith in favor of Bank, securing a note in the original principal amount of THREE MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($3,400,000.00), and encumbering that portion of the Land commonly referred to as Parcel "D", or under any other mortgage encumbering all or any part of the Land or the Improvements, if the other mortgage is permitted by the Bank, whether such other note or mortgage is held by Bank or by any other party, and unless otherwise agreed to by separate written agreement between Bank and such other mortgage holder.

              i. BORROWER DEFAULT UNDER LOAN DOCUMENTS. Borrower's default in the payment or performance following expiration of any applicable grace period of any of Borrower obligations under any of the Loan Documents, including this Mortgage and any riders thereto.

              j.   GUARANTOR DEFAULT.

                   i) The default after expiration of any applicable grace period in the payment or performance of any obligation of a Guarantor of the Note arising under its guaranty or pursuant to any other Loan Documents; or

                  ii) The death of any Guarantor and the failure of Borrower to provide Bank with an alternate guaranty or alternate collateral satisfactory to Bank in its sole and absolute discretion within sixty (60) days of the date of Guarantor's death.

              k. BORROWERS/GENERAL PARTNER'S CONTINUED EXISTENCE. Borrower or any corporate General Partner of Borrower shall cease to exist or to be qualified to do or transact business in the State in which the Land and Improvements are located, or shall be dissolved or shall be a party to a merger or consolidation, or shall sell all or substantially all of its assets, or shall change its corporate name or trade name without prior written notice to Bank.

              l. STOCK IN BORROWER/CHANGE IN PARTNERS. If Borrower is a limited partnership and without the prior written consent of Bank, any shares of stock of any corporate general partner of Borrower are issued, sold, transferred, conveyed, assigned, mortgaged, pledged, or otherwise disposed of so as to result in change of control of Borrower, whether voluntarily or by operation of law, and whether with or without consideration, or any agreement for any of the foregoing is entered into; or, if any general partnership interest or other equity interest in the Borrower is sold, transferred, assigned, conveyed, mortgaged, pledged, or otherwise disposed of, whether voluntarily or by operation of law, and whether with or without consideration, or any agreement for any of the foregoing is entered into, or any general partner of Borrower withdraws from the partnership.

              m. TRANSFER OF PROPERTY OR OWNERSHIP. Any sale, conveyance, transfer, assignment, or other disposition or encumbrance of all or any part of the Land, Improvements, or the Approved Project, or any ownership interest in Borrower or any guarantor without the prior consent of Bank or except as otherwise permitted hereby, or as outlined in the prospectus for public offering for Transeastern Properties, Inc., a Florida corporation delivered to Bank by Borrower.

              n. FALSE STATEMENT. Any statement or representation of Borrower or any guarantor contained in the loan application or any financial statements or other materials furnished to Bank or any other Bank prior or subsequent to the making of the Loan secured hereby are discovered to have been false or incorrect or incomplete.

              o. DEFAULT UNDER INDEMNITY. Borrower or Guarantor shall default after any applicable grace period under any obligation imposed by any indemnity contained within any of the Loan Documents including the Hazardous Waste Certification and Indemnification.

              p. OTHER DEFAULTS. Borrower or Guarantor shall Default under any other Default provision set forth in the Loan Agreement, which is not cured within any applicable grace period.

         19. REMEDIES. Upon the occurrence and continuance, if applicable, of any Default, Bank may exercise any one or more of the following rights and remedies, in addition to all other rights and remedies otherwise available at law or in equity:

              a. OTHER DOCUMENTS. To pursue any right or remedy provided by the Loan Documents.

              b. ACCELERATION. To declare the entire unpaid amount of the Debt together with all accrued and unpaid interest thereon immediately due and payable with interest to be due thereon at the Default Rate set forth in the Note.

              c. FORECLOSURE. To foreclose the lien of this Mortgage and obtain possession of the Collateral, by any lawful procedure.

              d. CODE RIGHTS. To exercise any right or remedy available to Bank as a secured party under the Uniform Commercial Code as adopted by the State of Florida, as it from time to time is in force and effect, with respect to any portion of the Collateral then constituting property subject to the provisions of such Code; or Bank, at its option, may elect to treat the Collateral as real property, or an interest therein, for remedial purposes.

              e. RECEIVER. To apply, on EX PARTE motion, to any court of competent jurisdiction for the appointment of a receiver to take charge of, manage, preserve, protect, complete construction of, rent, and operate the Mortgaged Property and any of Borrower's business or businesses situated thereon, or any combination thereof; to collect the Rents; to make all necessary and needed repairs; to pay all taxes, assessments, insurance premiums and all other costs incurred in connection with the Mortgaged Property; and, after payment of the expenses of the receivership, including reasonable attorneys, fees and other costs and expenses related to the enforcement of the Security Documents, and after compensation to the receiver for any of the services described herein or pursuant hereto, to apply all net proceeds derived therefrom in reduction of the Debt or in such other manner as the court shall direct. The appointment of such receiver shall be a matter of strict right to Bank, regardless of the adequacy of the security or of the solvency of any party obligated for payment of the Debt. All expenses, fees and compensation incurred pursuant to any such receivership shall be secured by the lien of this Mortgage until paid. The receiver, personally or through agents, may exclude Borrower wholly from the Mortgaged Property and have, hold, use, operate, manage and control the Mortgaged Property and may, in the name of Borrower, exercise all of

         Borrower's rights and powers to maintain, construct, operate, restore, insure and keep insured the Mortgaged Property in such manner as such receiver deems appropriate.

              f.   SET-OFFS. Intentionally deleted.

              g. RENTS. After Bank shall have given written notice to Borrower, to collect all rents, issues, profits, revenues, income, proceeds, or other benefits from the Collateral, or to pursue any remedy available under Chapter 697.07, Florida Statutes, as amended, supplemented, or superseded from time to time.

              h. OTHER SECURITY. To proceed to realize upon any and all other security for the Debt in such order as Bank may elect; no such action, suit, proceeding, judgment, levy, execution or other process will constitute an election of remedies by Bank or will in any manner alter, diminish or impair the lien and security interest created by this Mortgage or any other Security Documents unless and until the Debt is paid in full.

              i. ADVANCES. To advance such monies and take such other action as is authorized by paragraphs 13 and 25 herein.

         20. WAIVER OF CERTAIN RIGHTS. Borrower will not claim, take or insist upon any benefit or advantage of any present or future stay, extension, redemption or moratorium law that may affect Borrower's obligations hereunder, or any law providing for the valuation or appraisal of the Mortgaged Property or any portion thereof prior to any sale or sales that may be made under or by virtue of this Mortgage. Borrower, for itself and all who may claim under Borrower, waives, to the extent that it lawfully may, all rights to have the Mortgaged Property and any other security for the Debt marshaled upon any foreclosure or otherwise. Borrower hereby waives and renounces all homestead and exemption rights provided for by the laws of the United States of America and of any state, including Florida, in and to the Mortgaged Property as against the collection of the Debt, or any part thereof.

         21. FURTHER ASSURANCES. Borrower, from time to time, will execute, acknowledge, subscribe and deliver to or at the direction of Bank such documents and further assurances as Bank may reasonably require for the purpose of evidencing, perfecting or confirming the lien and security interest created by this Mortgage, or the security intended to be afforded by the Loan Documents, or both. Without limitation of the foregoing, Borrower will defend, indemnify and hold Bank harmless with respect to any suit or proceeding in which the validity, enforceability or priority of the lien or security interest, or both, is endangered or contested, directly or indirectly, and will provide Bank with such security for the defense of any such suit or proceeding as Bank reasonably may require. If Borrower fails to undertake the defense of any such claim in a timely manner, or fails to furnish Bank with reasonable security for such defense after notice from Bank, or, in Bank's sole but reasonable determination, fails to prosecute such defense with due diligence, then Bank is authorized to take, at the expense of Borrower, all necessary and proper action in defense of any such claim, including the retention of legal counsel, the prosecution or defense of litigation and the compromise or discharge of claims, including payment of all costs and reasonable attorneys' fees. All costs, expenses and losses, if any, so incurred by Bank, including reasonable attorneys' fees, regardless of whether suit is brought and, if suit is brought, for all administrative, trial and appellate proceedings, if any, will constitute advances by Bank as provided in paragraph 13.

         22. CUMULATIVE RIGHTS AND NON-WAIVER. No right or remedy conferred upon or reserved to Bank by this Mortgage or in any of the other Loan Documents is intended to be exclusive of any other right or remedy; and each and every right and remedy is cumulative and in addition to any other right or remedy otherwise available. Every right, power, privilege and remedy granted Bank by this Mortgage or any of the other Loan Documents, or both, or otherwise available at law or in equity may be exercised by Bank from time to time as often as Bank deems expedient until the Debt is paid in full. Bank's failure to insist at any time upon the strict observance or performance by Borrower of any of the provisions of this Mortgage or in any of the other Loan Documents, or to exercise any right or remedy provided for in this Mortgage or in any of the other Loan Documents, will not impair any such right or remedy or be construed as a waiver or relinquishment thereof for the future. Receipt by Bank of any payment required to be made pursuant to any of the Loan Documents with knowledge of the breach of any provision of any of the Loan Documents will not constitute a waiver of such breach. In addition to all other remedies provided in this Mortgage, Bank will be entitled, to the extent permitted by applicable law, to injunctive relief in the case of a violation or attempted or threatened violation of any of the provisions of the Loan Documents or to a decree ordering performance of any of the provisions of any of the foregoing.

         23. JUDGMENT. Bank may seek and recover a judgment for all amounts due and payable in accordance with the Note or under this Mortgage either before, after or during the pendency of any other proceedings or action to obtain relief under or with respect to any of the Loan Documents. Bank's right to seek and recover any such judgment will not be affected by obtaining any other such relief. Bank will continue to be entitled to enforce payment of, and to seek and recover a judgment for, any portion of the Debt remaining due and payable after the application of any proceeds of any sale of the Collateral pursuant to law. Neither the lien nor security interest of this Mortgage, nor any rights or remedies of Bank hereunder or under any of the Loan Documents, will be impaired in any way by the recovery, of any judgment by Bank against Borrower or any guarantor of the Debt, or by the levy of an execution under such judgment upon any portion of the Collateral, until the Debt is paid in full.

         24. INDEMNIFICATION. Borrower has read and does hereby approve the legal description of the Land which is the subject of this Mortgage as set forth on the first page of this Mortgage or in Exhibit "A" attached hereto, and hereby indemnifies Bank, its successors or assigns, and their attorneys with respect to any liability which might arise as a consequence of Section 697.10, Florida Statutes, or any successors or amendments thereto.

         25. RELEASES AND EXTENSIONS BY BANK. Bank, from time to time, without notice to any person and without affecting the liability of Borrower or of any guarantor or of any other person (other than any person expressly released by Bank in writing) for the payment of any of the Debt, and without affecting the priority or extent of the lien and security interest of this Mortgage (except as to property specifically released by Bank in writing), may do any or all of the following: (i) release in whole or in part any person liable for payment of any or all of the Debt, or (ii) extend the time or otherwise alter the terms of payment of the Debt, in whole or in part, or (iii) accept additional or substitute security of any kind, or (iv) release or otherwise deal with all or any portion of the Collateral.

         26. NOTICES. Any notice or demand that must or may be given or made in connection with this Mortgage must be in writing and, unless receipt is expressly required, will be deemed given, delivered or made, as the case may be, when delivered by personal delivery or the day after it is mailed by Express Mail, by overnight delivery service of a nationally-recognized company and addressed to the parties at the addresses written on the first page of this Mortgage or on the signature pages of this Mortgage. Such addresses may be changed by notice pursuant to this paragraph. Notice of change of address is effective only upon receipt. All of the persons executing this Mortgage as Borrower severally agree that a single notice to Borrower in the manner provided in this paragraph will be effective to bind each such person for all purposes.

         27. ESTOPPEL LETTERS. As and when, from time to time, requested by either Borrower or Bank, and within ten (10) days after any such request, Borrower or Bank, as the case may be, will execute and deliver to or at the direction of Bank or Borrower, as the case may be, such estoppel letters certifying such matters relating to this Mortgage or the Loan Documents, or both, as may reasonably be required.

         28. TRANSFER. Borrower may not sell, convey, assign, transfer or otherwise dispose of any interest in all or any portion of the Collateral, or any ownership interest in Borrower or any guarantor, without Bank's prior written consent, which consent may be withheld in Bank's sole discretion, or as outlined in the prospectus for public offering for Transeastern Properties, Inc., a Florida corporation delivered to Bank by Borrower. Whether such transfer is voluntary or involuntary, or by operation of law, any such transfer will be void as to Bank, and constitute an immediate Default under this Mortgage, without notice, in the sole discretion of Bank. Bank's consent to any transfer, sale, or conveyance hereunder shall not be deemed a consent to any subsequent transfer, sale, or conveyance for which Bank's prior written approval has not been obtained except as provided in the Loan Agreement.

         29. REPLACEMENT OF NOTE. Upon receipt of evidence reasonably satisfactory to Borrower of the loss, theft, destruction or mutilation of the Note, or any amendment or modification thereto, including without limitation any renewal note or additional note, and in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement, reasonably satisfactory to Borrower or, in the case of any such mutilation, upon surrender of such mutilated note, Borrower will execute and deliver, in lieu thereof, a replacement Note, identical in form and substance to the Note and dated as of the date of the Note and upon such execution and delivery all references in any of the Loan Documents to the Note shall be deemed to refer to the replacement Note.

         30. FUTURE ADVANCES. This mortgage is given to secure not only the existing Debt, but also such future advances, whether such advances are obligatory or are to be made at the option of Bank, or otherwise, as are made within twenty (20) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Mortgage. The total amount of Debt that may be so secured may decrease or increase from time to time, but the maximum possible principal debt so secured at one time shall not exceed the amount shown on Page of this Mortgage, plus interest thereon, and any disbursements made for the payment of taxes, levies or insurance on the Mortgaged Property, with interest on such disbursements at the rate then in effect pursuant to the terms of the Note.

         31. GENERAL. The provisions of this Mortgage inure to the benefit of Bank and its successors and assigns, and bind all persons executing this Mortgage as Borrower and their respective legal representatives, successors and assigns, jointly and severally, and all persons now or hereafter claiming any right, title and interest in and to any of the property, real, personal or mixed, tangible or intangible, now or hereafter existing or any substitutions or replacements thereof and described in this Mortgage as the Collateral. Time is of the essence to this Mortgage and each of its provisions. The provisions of this Mortgage are to be interpreted, construed, applied and enforced in accordance with the laws of the State of Florida, regardless of where this Mortgage is executed, delivered or breached, or where any payment or other performance required by this Mortgage is made, where any action or other proceeding involving this Mortgage is instituted, or whether the laws of the State of Florida otherwise would apply the laws of another jurisdiction; the foregoing choice of law provisions will apply to the Loan Documents. The provisions of the Loan Documents are severable at Bank's option so that if any provision is declared by a court of competent jurisdiction to be invalid or unenforceable, no other provision will be affected by such invalidity or unenforceability, but will remain in force and effect according to its original terms, if Bank so elects. Wherever used in this Mortgage or the other Loan Documents, or both, and unless expressly provided otherwise: (i) use of the singular includes the plural, and vice versa; (ii) use of one gender includes all genders; (iii) use of the term "include" or "including" is always without limitation; (iv) use of the words, "should," "must" and "will" has the same legal effect as the use of the word "shall"; (v) the term "day" means a banking day which shall be a day on which Bank and other banks are open for the transaction of business, excluding any national holidays, and any performance which would otherwise be required on a day other than a banking day shall be timely performed in such instance, if performed on the next succeeding banking day; (vi) any definition herein incorporating one or more documents or items shall refer to such items "singularly and collectively", and (vii) "person" means any natural person or artificial entity having legal capacity. Paragraph headings and subheadings are for indexing purposes only and are not to be used to interpret, construe, apply or enforce the provisions of this Mortgage. Borrower and Bank intend the provisions of this Mortgage and the other Loan Documents to be interpreted, construed, applied and enforced so as to avoid inconsistencies or conflicting results; but if any such inconsistency or conflict necessarily occurs, Borrower and Bank intend that the provisions of the Loan Agreement control unless otherwise provided therein. This Mortgage may be amended only by a written instrument executed by Borrower and Bank with the same formalities as this Mortgage.

         32. SATISFACTION. The lien and security interest provided by the Loan Documents will continue unimpaired and in full force and effect unless and until the Debt is paid in full, whereupon such lien and security interest will be without further force or effect. Until this Mortgage shall be satisfied of record, Borrower hereby waives for itself, and all subsequent successors in title to the mortgaged Property, any right it may now have or hereafter have, pursuant to Florida Statutes 697.04 (1).(b), as amended from time to time, to file for record a notice limiting the maximum amount which may be secured by this Mortgage.

         33. DEPOSITS. Bank may, at its sole option upon occurrence of a Default, require Borrower to make monthly deposits with Bank of a sum equivalent to one-twelfth (1/12) of the annual real and tangible personal property taxes assessed with respect to the Mortgaged Property and one-twelfth (1/12) of the annual premiums for all insurance required to be maintained by this Mortgage. In addition, upon occurrence of a Default, if required by Bank, Borrower shall also deposit with Bank a sum of money which, together with the aforesaid monthly deposits, will be sufficient to make each of such payments for taxes and insurance at least ten (10) days prior to the date such payments are due. The amount of such taxes, assessments, and premiums, when unknown, will be estimated by Bank in good faith. Such deposits may be commingled with Bank's general funds; Bank will not be liable for any interest on account of such deposits. To the extent sufficient, such deposits will be applied by Bank to the payment of such taxes, assessments, and premiums, when due, upon Borrower's presentation of bills therefor; but Bank will have no obligation to make any such payment except to the extent of such deposits. Any insufficiency of such deposits will be paid by Borrower to Bank on demand. Upon any Default by Borrower under this Mortgage, Bank may apply all such deposits to the Debt in such order as Bank may elect. The enforceability of Borrower's covenants relating to taxes, assessments, and insurance provided in this Mortgage will not be altered, diminished, impaired, or otherwise affected by the provisions of this paragraph except insofar as such obligations are actually met by Borrower's compliance with this paragraph. Bank from time to time, at its sole option, may waive and, after any such waiver, reinstate any or all of the provisions of this paragraph. While any such waiver is in effect, Borrower will pay all taxes, assessments, and insurance premiums as provided elsewhere in this Mortgage.

         34. BORROWER AS TENANT HOLDING OVER. In the event of a foreclosure sale of the Mortgaged Property, Borrower shall be deemed a tenant holding over and shall forthwith deliver possession to Bank or any purchaser or purchasers at such sale or be summarily dispossessed according to provisions of the law of the State of Florida applicable to tenants holding over.

         35. TIME OF THE ESSENCE. Time is of the essence with respect to each and every covenant, agreement, and obligation of Borrower under this Mortgage and the other Loan Documents, and any and all other instruments now or hereafter evidencing, securing or otherwise relating to the Loan.

         36. ORAL MODIFICATION INEFFECTIVE. No term of this Mortgage or any other of the Loan Documents, or such documents, may be waived, changed, modified, discharged, or terminated except by an instrument in writing signed by the party against which enforcement of the waiver, change, modification, discharge, or termination is sought.

         37.  HAZARDOUS SUBSTANCES. Borrower hereby represents and warrants to
Bank: (a) that neither Borrower nor any of its subsidiaries is in violation of any judgment, decree, order, law, license, rule, or regulation pertaining to environmental matters, including, without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Water Pollution Control Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order, or decree relating to health, safety, or the environment (hereinafter "Environmental

Laws); (b) that neither Borrower nor any of its subsidiaries has received notice that it or any of its tenants has been identified by the United States Environmental Protection Agency as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986); nor has Borrower or any of its subsidiaries received any notification that any hazardous waste, as defined by 42 U.S.C. ss.6093(5), any hazardous substances as defined by 42 U.S.C. ss.9601(14), any "pollutant or contaminant" as defined by 42 U.S.C. ss.9601(33) and any toxic substance, hazardous materials, oil or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which it has disposed of has been found at any site on which a federal or state agency is conducting a remedial investigation or other action pursuant to any Environmental Law; (c) (i) to the best of Borrower's knowledge except as disclosed in the Phase I and II Environmental Report prepared for Bank and Borrower by Law Engineering and Environmental Services, Inc., a Florida corporation dated November 7, 1995, no portion of the Mortgaged Property has been used for the handling, processing, storage, or disposal of Hazardous Substances and no underground tank or other underground storage receptacle for Hazardous Substances is located on the Mortgaged Property, (ii) in the course of its activities, neither Borrower nor any of its subsidiaries has generated or is generating any hazardous waste on the Mortgaged Property, (iii) to the best of our knowledge there have been no releases (i.e., any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing, or dumping) of Hazardous Substances by Borrower or any of its subsidiaries on, upon, or into the Mortgaged Property, which releases would have a material adverse effect on the value of the Mortgaged Property. In addition, to the best of Borrower's knowledge, there have been no such releases on, upon, or into any real property in the vicinity of the Mortgaged Property which, through soil or groundwater contamination, may have come to be located on the Mortgaged Property; (d) to the best of Borrower's knowledge, that no asbestos, oil, petroleum or chemical liquids or solids, liquid or gaseous products, or hazardous or toxic substances, within the meaning of any applicable statute or regulation, are presently stored or otherwise located on or under the Mortgaged Property or on or under any adjacent and contiguous real property owned by Borrower or any related entity or affiliate of Borrower; (e) to the best of Borrower's knowledge, that no release of any such hazardous or toxic substance has occurred on the Mortgaged Property or on any adjacent and contiguous real property owned by Borrower or any related entity or affiliate of Borrower; (f) to the best of Borrower's knowledge, that no part of the Mortgaged Property or any adjacent and contiguous real property owned by Borrower or any related entity or affiliate of Borrower, including the groundwater located thereon, is presently contaminated by such hazardous or toxic substance; and (g) that Borrower has not received any notice from any governmental agency or authority or from any tenant under a lease with respect to any such release of hazardous or toxic materials onto the Mortgaged Property or adjacent parcels of real property. Borrower further covenants and agrees with Bank that, throughout the term of the Note: (h) the Mortgaged Property shall be operated and maintained in compliance with all applicable governmental or regulatory requirements; (i) Borrower shall maintain or procure all necessary permits, licenses, and certificates required by federal, state, and local laws throughout the Loan term; (j) all hazardous or toxic substances, within the definition of any applicable statute or regulation, which may be used by any person for any purpose upon the Mortgaged Property, shall be used or stored thereon only in a safe and approved manner, in accordance with all industrial standards and all laws, regulations and requirements for such storage promulgated by any applicable governmental agency or authority; (k) other than as described in (j) above, the Mortgaged Property will not be used for the purpose of storing such substances; and (1) other than as described in above, no such storage or use will otherwise be allowed on the Mortgaged Property (whether through leases with tenants who might store or use hazardous substances or otherwise) which will cause, or which will increase the likelihood of causing, the release of such hazardous or toxic substances onto the Mortgaged Property. Borrower shall immediately notify Bank of any failure to comply under this paragraph or receipt of an notice of violation or third party complaint. Borrower hereby agrees to indemnify and save and hold Bank harmless of and from all claims, damages, loss, liabilities, penalties, fines, remedial action requirements, and enforcement actions, along with the costs and attorneys' fees incurred by Bank in defending Borrower's use, generation, transportation, and disposal, release, or threatened release of hazardous substances, including without limitation, asbestos containing materials or damage whatsoever incurred by Bank arising out of or by reason of any violation of any applicable statute or regulation for the protection of the environment which occurs upon the Mortgaged Property, or by reason of the imposition of any governmental lien for the recovery of environmental clean-up costs expended by reason of such violation, including without limitation any lien arising pursuant to any so-called "Super Fund" or "Super Lien" legislation; provided, however, that to the extent that Bank is strictly liable under any such statute or regulation, Borrower's obligation to Bank under this indemnity shall likewise be without regard to fault on the part of Borrower with respect to the violation of law which results in liability to Bank. A default under this paragraph shall constitute a Default under this Mortgage subject to any cure periods set forth in the Loan Agreement. It is expressly acknowledged by Borrower that this indemnification shall survive in accordance with the terms and conditions set forth in the Hazardous Substance Certificate and Indemnification Agreement of even date herewith executed by the Borrower and Guarantor.

         38. ENVIRONMENTAL ASSESSMENTS. At any time deemed necessary by Bank, in its reasonable and sound business judgment, Bank may, at 'its election, obtain one or more environmental assessments of the Mortgaged Property prepared by a geohydrologist, an independent engineer, or other qualified consultant or expert approved by Bank evaluating or confirming (i) whether any Hazardous Substances are present in the soil or water at the Mortgaged Property and (ii) whether the use and operation of the Mortgaged Property comply with all applicable Environmental Laws relating to air quality, environmental control, release of oil, hazardous materials, hazardous wastes and hazardous substances, and any and all other applicable environmental laws. Environmental assessments may include detailed visual inspections of the Mortgaged Property including, without limitation, any and all storage areas, storage tanks, drains, dry wells, and leaching areas, and the taking of soil samples, surface water samples, and ground water samples, as well as such other investigations or analyses as are necessary or appropriate for a complete determination of the compliance of the Mortgaged Property and the use and operation thereof with all applicable Environmental Laws. All such environmental assessments shall be at the sole cost and expense of Borrower. In the event it is determined that additional tests and/or remediation are necessary as a result of the aforesaid assessments, or in the event such additional testing or remediation is recommended by the aforesaid assessments, the Borrower agrees to immediately perform the tests or undertake the remediation as recommended. In the event contamination or an environmental problem is found on the Mortgaged Property, the Borrower shall be in Default hereunder after a thirty (30) day cure period.

         39. SUBROGATION. To the extent of the indebtedness of the Borrower to the Bank described herein or secured hereby, the Bank is hereby subrogated to the lien or liens and to the rights of the owners and holders of each and every mortgage, lien or other encumbrance on the land described herein which is paid and/or satisfied, in whole or in part, out of the proceeds of the loan described herein or secured hereby, and the respective liens of said mortgages, liens or other encumbrances, shall be and the same and each of them hereby is preserved and shall pass to and be held by the Bank herein as security for the indebtedness to the Bank herein described or hereby secured, to the same extent that it would have been preserved and would have been passed to and been held by the Bank had it been duly and regularly assigned, transferred, set over, and delivered unto the Bank by separate deed of assignment, notwithstanding the fact that the same may be satisfied and canceled of record, it being the intention of the parties hereto that the same will be satisfied and canceled of record by the holders thereof at or about the time of the recording of this Mortgage.

         40. MANDATORY ARBITRATION. Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Agreement or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc. (J.A.M.S.), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this agreement applies in any court having jurisdiction over such action.

              a. SPECIAL RULES. The arbitration shall be conducted in the County of Broward, Florida and administered by Endispute, Inc., d/b/a J.A.M.S., who will appoint an arbitrator; if J.A.M.S./Endisp- ute is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within 90 days of the demand for arbitration;

         further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional sixty 60 days.

              b. RESERVATION OF RIGHTS. Nothing in this Agreement shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Agreement; or (ii) be a waiver by the Bank of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the right of the bank hereto (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. The Bank may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Agreement. At Bank's option, foreclosure under a deed of trust or mortgage may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

         41. CROSS-DEFAULT. This Loan shall be cross-defaulted with other loans by Bank to Borrower as more specifically described in the Loan Agreement.

         42. RELEASE PROVISION. Provided that Borrower is not then in Default hereunder, under the Construction Line, the Mortgage or any other Loan Document, Bank will provide partial releases of Units from the lien of the Mortgage upon the following terms:

              a. If the partial release relates to developed lots in connection with a bona fide sale or construction loan on which no home construction advances have been made:

                   i. Bank shall be given written notice of the request for each partial release at least five (5) business days prior to each partial release.

                   ii. The cost of each partial release shall be paid by Borrower.

                   iii. Contemporaneously with the delivery to Borrower of each partial release, Borrower shall prepay principal in an amount equal to the amount advanced upon such lot plus accrued interest thereon.

              b. If the partial release relates to Units for which advances of Construction Line proceeds have been made, Borrower shall prepay principal of the Construction Line in an amount equivalent to the total actual amount advanced by Bank under the Construction Line on account of the Unit to be released, together with interest accrued thereon ("Unit Release Price") and the applicable Lot Release Price.

     IN WITNESS WHEREOF, Borrower has executed and delivered this Mortgage as of the date stated above.

Signed, sealed and delivered
in the presence of:                  TRANSEASTERN PEMBROKE VILLAGES, INC., A
                                     FLORIDA CORPORATION

____________________________

Witness #1                           By __________________________________(SEAL)
                                        Edward Falcone, Executive Vice President
____________________________
Print Name

____________________________         Address:
Witness #1
                                     3300 University Drive
____________________________         Coral Springs, Florida 33065
Print Name

STATE OF FLORIDA     )
                     )ss
COUNTY OF BROWARD    )

         The foregoing instrument was acknowledged before me this ____ day of September, 1996, by EDWARD FALCONE, as Executive Vice President of TRANSEASTERN PEMBROKE VILLAGES, INC., a Florida corporation, by and on behalf the corporation. He is personally known to me and/or has produced
________________________________ as identification.

My Commission Expires:               ___________________________________________
                                     NOTARY PUBLIC STATE OF FLORIDA

                                     ___________________________________________
                                     Print Name

This Instrument Prepared by:
Richard A. Wood, Esq.
Therrel Baisden & Meyer Weiss
1111 Lincoln Road, Ste. 500
Miami Beach, Florida  33139

Loan No.  91000839

                    AMENDED AND RESTATED REAL ESTATE MORTGAGE
                        ASSIGNMENT AND SECURITY AGREEMENT

         THIS AMENDED AND RESTATED REAL ESTATE MORTGAGE ASSIGNMENT AND SECURITY AGREEMENT ("Mortgage") is made this ____ day of September, 1996, by and between TRANSEASTERN PEMBROKE VILLAGES, INC., A FLORIDA CORPORATION (the " Borrower"), having a post office address at 3300 University Drive, Coral Springs, Florida 33065 and CHASE FEDERAL BANK, A FEDERAL SAVINGS BANK, A DIVISION OF NATIONSBANK, N.A. (SOUTH), F/K/A CHASE FEDERAL BANK, A FEDERAL SAVINGS BANK, (the " Bank"), having a post office address at 701 Cypress Creek Road, Suite 101, Ft. Lauderdale, Florida 33309.

                                R E C I T A L S:

         WHEREAS, on March 29, 1996, Borrower executed and delivered that certain promissory note in the original principal amount of TEN MILLION ONE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($10,150,000.00) ("Original Note") in favor of Bank, which Original Note is secured, inter alia, by that certain mortgage and security agreement recorded in Official Records Book 24694, at Page 0702 of the Public Records of Broward County, Florida ("Original Mortgage"); and

         WHEREAS, the Original Mortgage encumbers that certain real property lying, being and situated in Broward County, Florida, more particularly described on Exhibit "A" attached hereto and made a part hereof ("Mortgaged Property"); and

         WHEREAS, simultaneously herewith, Borrower executed and delivered that certain demand promissory note in the original promissory amount of THREE MILLION FIVE HUNDRED EIGHTY SEVEN THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($3,587,500.00) ("Note No. 2") in favor of Bank; and

         WHEREAS, the parties desire that Original Note and Note No. 2 be consolidated, amended, restated and superseded to that certain consolidated promissory note dated of even date herewith ("Consolidated Promissory Note", "Promissory Note" or "Note"), and the outstanding principal balance represented thereby to be repaid in accordance with the terms and provisions of the Consolidated Promissory Note; and

             DOCUMENTARY STAMPS AND INTANGIBLE TAXES HAVE BEEN PAID
             ON $3,587,500.00, WHICH IS THE AMOUNT BEING ADVANCED UNDER NOTE NO. 2 DESCRIBED IN THIS AGREEMENT.

         WHEREAS, Mortgagor and Bank desire to amend and restate the Original Mortgage to provide for the agreed upon amendments thereto, including, but not limited to, securing all indebtedness owed by Mortgagor to Mortgagee under the Consolidated Promissory Note.

         NOW THEREFORE, in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, receipt, adequacy and sufficiency of which is hereby acknowledged, the Mortgagor and Mortgagee intending to be legally bound do hereby agree as follows, to wit:

         1. The recitations set forth in the preamble of this Mortgage are true and correct and incorporated herein by this reference.

         2. The Original Mortgage is hereby modified and restated in its entirety as follows:

                        REAL ESTATE MORTGAGE, ASSIGNMENT,
                             AND SECURITY AGREEMENT,
                                (THE "MORTGAGE")

DATE:      September ___, 1996

BORROWER:
           TRANSEASTERN PEMBROKE VILLAGES, INC., A FLORIDA CORPORATION 3300 University Drive
           Coral Springs, Florida 33065

BANK:
           CHASE FEDERAL BANK, F.S.B., A DIVISION OF NATIONSBANK, N.A. (SOUTH), a national banking association
           701 West Cypress Creek Road
           Suite 101
           Fort Lauderdale, FL 33309

AMOUNT OF INITIAL LOAN SECURED HEREBY: $8,737,500.00

MAXIMUM POSSIBLE PRINCIPAL DEBT, INCLUDING FUTURE ADVANCES, THAT MAY BE SECURED
HEREBY: $18,692,000.00

LAND: Those certain parcels of Land commonly referred to as Parcel "D"and Parcel "F" contained within the Nasher Plat, as recorded in Plat Book 159 at Page 42 of the Public Records of Broward County, Florida, and more particularly described on Exhibit "A" attached hereto and incorporated herein by reference.

         1. MORTGAGE. In consideration of Ten Dollars ($10.00) and other valuable consideration received by Borrower, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby grants, bargains, sells, assigns, transfers, conveys and mortgages to Bank, its successors and assigns, to its own proper use and benefit forever, subject to the terms and conditions of this Mortgage, the real estate described above as the Land, together with:

            a. APPURTENANCES. The benefit of all easements and other rights of any nature whatsoever, if any, appurtenant to the Land or the Improvements, or both, the benefit of all rights-of-way, strips and gores of land, streets, alleys, passages, drainage rights, sanitary sewer and potable water rights, stormwater drainage rights, rights of ingress and egress to the Land and all adjoining property, and any improvements of Borrower now or hereafter located on any of such real property interests, water rights and powers, oil, gas, mineral and riparian and littoral rights, whether now existing or hereafter arising, together with the reversion or reversions, remainder or remainders, rents, issues, incomes and profits of any of the foregoing (the "Appurtenances").

            b. IMPROVEMENTS. All buildings, structures, betterments and other improvements of any nature now or hereafter situated in whole or in part upon the Land or on the Appurtenances, regardless of whether physically affixed thereto or severed or capable of severance therefrom (the "Improvements").

            c. TANGIBLE PROPERTY. All of Borrower's right, title and interest, if any, in and to all fixtures, equipment and tangible personal property of any nature whatsoever that is now or hereafter (i) attached or affixed to the Land, the Appurtenances, or the Improvements, or (ii) situated upon or about the Land, the Appurtenances and/or the Improvements, regardless of whether physically affixed thereto or severed or capable of severance therefrom, or (iii) used, regardless of where situated, if used, usable or intended to be used, in connection with any present or future use or operation of or upon the Land. The foregoing includes: all goods and inventory, all heating, air conditioning, lighting, incinerating and power equipment; all engines, compressors, pipes, pumps, tanks, motors, conduits, wiring, and switchboards; all plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating, and communications and public address apparatus; all signage and recreational amenities including, without limitation, swimming pools, exercise equipment, tennis courts, clubhouse furnishings or saunas; all boilers, furnaces, oil burners, vacuum cleaning systems, elevators and escalators; all stoves, ovens, ranges, disposal units, dishwashers, water heaters, exhaust systems, refrigerators, cabinets, and partitions; all rugs, draperies and carpets; all laundry equipment; all building materials; all furniture (including, without limitation, any outdoor furniture) , furnishings, office equipment and office supplies; and all additions, accessions, renewals, replacements and substitutions of any or all of the foregoing. The property interests encumbered and described by this paragraph are called the "Tangible Property" in this Mortgage.

            d. All rents, issues, incomes and profits in any manner arising from the Land, Improvements, Appurtenances or Tangible Property, or any combination thereof, including Borrower's interest in and to all leases of whatsoever kind or nature, licenses, franchises and concessions of or relating to all or any portion of the Land, Appurtenances, Improvements or Tangible Property,or the operation thereof, whether now existing or hereafter made, including all amendments, modifications, replacements, substitutions, extensions, renewals or consolidations thereof. The property interests encumbered and described in this subparagraph are called the "Rents" in this Mortgage.

            e. SECONDARY FINANCING. All of the Borrower's rights, power or privilege to further encumber any of the Collateral described in this paragraph 1, it being intended by this provision to divest Borrower of the power to encumber or to grant a security interest in any of the Collateral as security for the performance of an obligation, except for "Permitted Encumbrances," as defined in paragraph 5 herein.

            f. PROCEEDS. All proceeds of the conversion, voluntary or involuntary, of any of the property encumbered by this Mortgage into cash or other liquidated claims, or that are otherwise payable for injury to or the taking or requisitioning of any such property, including all judgments, settlements and insurance and condemnation proceeds as provided in this Mortgage.

            g. CONTRACT RIGHTS. All of Borrower's right, title and interest in and to any and all contracts or leases, written or oral, express or implied, now existing or hereafter entered into or arising, in any matter related to the improvement, use, operation, sale, conversion or other disposition of any interest in the Land, Appurtenances, Improvements, Tangible Property or the Rents, or any combination thereof, including all tenant leases, sales contracts, payments due and to become due thereunder; and including, without limitation, contracts pertaining to maintenance, on-site security service, elevator maintenance, landscaping services, building or project management, marketing, leasing, sale and janitorial services; Borrower's interest as lessee in equipment leases, including telecommunications, computers, vending machines, model furniture, televisions, laundry equipment; and Borrower's interests in construction contracts or documents (including architectural and engineering drawings and plans and specifications relating to the Improvements), service contracts, use and access agreements, advertising contracts and purchase orders. The property interest encumbered and described in this paragraph are called the "Contract Rights" in this Mortgage. Notwithstanding the foregoing, Bank will not be bound by any of Borrower's obligations under any of the foregoing contracts unless and until Bank elects to assume any of such contracts or leases in writing.

            h. NAME. All right, title and interest of Borrower in and to all trade names, project names, logos, service marks, trademarks, goodwill, and slogans now or hereafter used in connection with the operation of the Mortgaged Property except the name of Transeastern Properties, Inc., a Florida corporation, f/k/a Transeastern Properties of South Florida, Inc., a Florida corporation.

            i. OTHER INTANGIBLES. All contract rights, commissions, money, deposits, certificates of deposit, letters of credit, documents, instruments, chattel paper, accounts, and general intangibles [as such terms from time to time are defined in the Uniform Commercial Code as adopted by the State of Florida (the "Uniform Commercial Code"], in any manner related to the construction, use, operation, sale, conversion or other disposition (voluntary or involuntary) of the Land, Appurtenances, Improvements, Tangible Property or Rents, including all construction plans and specifications, architectural plans, engineering plans and specifications, permits, governmental or quasi-governmental approvals, licenses, developer rights, vested rights under any Planned Unit Development or Development of Regional Impact or other project, zoning, or land use approval, insurance policies, rights of action and other choice in action.

            The Land, Appurtenances, Improvements and Tangible Property are collectively referred to as the "Mortgaged Property" in this Mortgage. The portion of the property encumbered by this Mortgage that from time to time consists of intangible personal property, except for the Rents, is called the "Intangible Property" in this Mortgage. The Mortgaged Property, Rents, Intangible Property and any other property interests encumbered hereby are hereinafter referred to collectively as the "Collateral". Wherever used in this Mortgage, the use of the terms, "Mortgaged Property," "Rents", "Intangible Property", and "Collateral" means and includes all or any portion thereof applicable to the context.

            Notwithstanding the grant of Borrower's interest in the Rents and Contract Rights above, so long as no Default shall exist hereunder or under any of the other Loan Documents, Borrower shall have a license to collect and receive all incomes arising from the operation, ownership, and maintenance of the Mortgaged Property, Rents and Contract Rights, but not more than one (1) month prior to accrual.

         2. SECURITY AGREEMENT. To the extent any of the Collateral encumbered by this Mortgage from time to time constitutes personal property subject to the provisions of the Uniform Commercial Code, this Mortgage constitutes a "Security Agreement" for all purposes under the Uniform Commercial Code. Without limitation, Bank, at its election, upon the occurrence of a Default under this Mortgage, will have all rights, powers, privileges and remedies from time to time available to a secured party under the provisions of the Uniform Commercial Code with respect to the Collateral. The names and addresses of debtor and secured party are as shown for Borrower and Bank, respectively, on the signature pages hereof. The remedies for any Default under the covenants, terms, and conditions of the security agreement herein contained shall be (i) as prescribed herein, or (ii) as prescribed by general law, or (iii) as prescribed by the specific statutory provisions now or hereafter enacted and specified in the Uniform Commercial Code, all at Bank's sole election. Borrower and Bank agree that the filing of financing statements in the records normally having to do with personal property shall never be construed as in anywise derogating from or impairing this declaration and hereby stated intention of Borrower and Bank that everything used in connection with the production of income from the Collateral or adapted for use therein or which is described or reflected in this Mortgage, is, and at all times and for all purposes and in all proceedings both legal or equitable shall be, regarded as part of the real estate irrespective of whether (i) any such item is physically attached to the Improvements, (ii) serial numbers are used for the better identification of certain items capable of being thus identified in a recital contained herein, or (iii) any such item is referred to or reflected in any financing statement(s) so filed at any time. Similarly, the mention in any financing statement of the rights in, or the proceeds of, any fire, hazard or liability insurance policy, or any award in eminent domain proceedings for a taking or for loss of value, or Borrower's interest as lessor in any present or future lease, or rights to income growing out of the use of the Mortgaged Property, whether pursuant to a lease or otherwise, shall not be construed as altering any of Bank's rights as determined by this Mortgage, or otherwise available at law or in equity, or impugning the priority of this Mortgage or the Loan Documents, or both, but such mention in any financing statement is declared to be for Bank's protection if, as, and when any court holds that notice of Bank's priority of interest, to be effective against a particular class of persons, including the federal government and any subdivisions or entities of the federal government, must be perfected in the manner required by the Uniform Commercial Code.

         Borrower covenants and agrees that Borrower will furnish Bank with notice of any change in name, identity, organizational structure, mailing address, residence, or principal place of business thirty (30) days prior to the effective date of any such change. Borrower will promptly execute any financing statements or other instruments deemed necessary by Bank to prevent any filed financing statement from becoming misleading or losing its perfected status or to reinstate any lapsed financing statement.

         3. AFTER-ACQUIRED PROPERTY. Without the necessity of any further act of Borrower or Bank, the lien of and security interest created by this Mortgage automatically will extend to and include (i) any and all renewals, replacements, substitutions, accessions, proceeds, products, additions or after-acquired property or to the Collateral, and (ii) any and all monies, proceeds and other property that from time to time, either by delivery to Borrower or by any instrument (including this Mortgage) may be subjected to such lien and security interest by Borrower or by anyone on behalf of Borrower, or with the consent of Borrower, or which otherwise may come into the possession or otherwise be subjected to the control of Bank or Borrower pursuant to this Mortgage or the other Loan Documents.

         4. DEBT. Borrower is justly indebted to Bank in the principal amount indicated above (or so much as may be advanced to Borrower by Bank from time to time), as evidenced by that certain Promissory Note in the original principal amount of EIGHT MILLION SEVEN HUNDRED THIRTY SEVEN FIVE HUNDRED AND NO/100 DOLLARS ($8,737,500.00), of even date herewith, made by Borrower, payable to the order of Bank and maturing as stated in said Notes, unless such maturity is accelerated or extended (as provided in said Notes) , which Notes, together with any and all renewals, replacements, extensions, modifications, substitutions, future advances, and any and all other certificates or evidence of indebtedness evidenced by said Notes are herein called the "Note".

         Borrower's obligations described below are secured, among other things, by the collateral described in this Mortgage, which term includes any and all amendments, extensions, renewals, replacements, substitutions, modifications and consolidations of this Mortgage, and may also from time to time be secured by other collateral described in written documents. The Mortgage and such other documents as may exist on the date hereof or may exist hereafter are referred to as the "Security Documents," which term, as defined in the Note, includes any and all financing statements, letters of credit, assignments, agreements, supplements, and riders made and delivered in connection with the Note and this Mortgage, and any and all amendments, modifications, extensions, renewals, replacements, substitutions and consolidations thereof or thereto. The Security Documents, the Note and the Loan Agreement between Borrower and Bank are referred to collectively as the "Loan Documents". The Loan evidenced by the Note and secured by this Mortgage is to be disbursed in accordance with the terms and provisions of a Loan Agreement of even date herewith between Borrower and Bank (the "Loan Agreement"). The Note, the Mortgage and the Loan Agreement shall always be taken and read together as constituting part of one transaction. All sums disbursed pursuant to the terms of the Loan Agreement shall be secured by this Mortgage with the same priority as if advanced on the date hereof.

         The obligations of Borrower secured by the Security Documents arising pursuant to the Loan Documents are as follows and are called the "Debt" in this Mortgage and the other Loan Documents:

            a. NOTE. Borrower's payment of all sums due from time to time as evidenced by the Note; and

            b. LOAN DOCUMENTS. Borrower's payment or performance of all obligations imposed upon Borrower by the Loan Documents; and

            c. ADVANCES. All sums advanced by Bank to or for the benefit of Borrower in the manner provided in the Loan Documents, or for the protection of the Security of the Collateral, including, without limitation, all sums advanced pursuant to this Mortgage, including advances for repairs, maintenance, insurance, taxes, or assessments; and

            d. COSTS. All costs, expenses, losses, damages and other charges sustained or incurred by Bank because of: (i) Borrower's Default in payment or performance, as the case may be, of any provision contained in the Loan Documents; (ii) defense of actions instituted by Borrower or a third party against Bank arising out of or related to the Loan, or in the realizing upon, protecting, perfecting, defending, or (iii) actions brought or defended by Bank enforcing Bank's security interest in the Collateral. All of these costs and expenses include reasonable attorneys' fees, paralegals' fees, or legal assistants' fees, whether incurred with respect to collection, litigation, bankruptcy proceedings interpretation dispute, negotiation, trial, appeal, defense of actions instituted by a third party against Bank, or enforcement of any judgment based on the Loan Documents, whether or not suit is brought to collect such amounts or to enforce such rights or, if brought, is prosecuted to judgment.

            e. LETTERS OF CREDIT. All sums advanced by Bank for the benefit of Borrower under any other instrument or otherwise, including, without limitation, any amounts paid by Bank under any letters of credit issued by Bank for the benefit of Borrower.

            f. MISCELLANEOUS EXPENSES. All costs and expenses incurred by Bank in connection with the Loan, whether prior to or at closing or during the term thereof, including, without limitation, loan origination fees, commitment fees, extension fees, title insurance search fees, premiums and endorsement fees, hazard and other insurance required by the Loan Documents, pre-closing and post-closing appraisals, appraisal reports or opinions of value, surveys, brokerage commissions and claims of brokerage in connection with the Loan, ad valorem and personal property taxes, documentary stamp taxes and intangible taxes, attorneys' fees, consultant fees, architect's and engineer's fees, construction consultant's fees, environmental surveys or assessments, and recording charges.

            g. INDEMNITIES. All costs, expenses, and amounts arising under or pursuant to any indemnity contained within the Loan Documents or in any separate agreement executed by Borrower in favor of Bank including, without limitation, the Hazardous Substance Certificate and Indemnifica- tion Agreement (the "Indemnity").

         5. TITLE WARRANTIES. Subject to the Permitted Encumbrances (as hereinafter defined) , Borrower covenants with Bank that: (i) Borrower is indefeasibly seized of the Land and Improvements in fee simple, has good and marketable title to the Collateral and has full power, lawful right and authority to convey the same in fee simple and to grant Bank a perfected first lien security interest in the Collateral, and (ii) the Collateral is free and clear of all liens, encumbrances, restrictions, and security interests of any nature except for those permitted encumbrances which Bank has previously approved, as set out in Schedule B of the title insurance policy and endorsements insuring this Mortgage, which are referred to as "Permitted Encumbrances" in this Mortgage.

         6. LIENS. Except as otherwise provided in the Loan Agreement, Borrower will not create or permit to be created, or to remain, and will promptly discharge at Borrower's expense any and all liens or encumbrances upon, or security interests in, the Collateral, or any combination thereof, whether consensual, common law, statutory, voluntary, involuntary, or arising by operation of law, except Permitted Encumbrances. Notwithstanding the foregoing, and except for any construction liens, Borrower may contest the amount, validity and enforceability of any involuntary or nonconsensual lien, encumbrance or security interest, including those arising by operation of law, in the manner provided in paragraph 8 below. Except as otherwise provided in the Loan Agreement, if any construction lien is filed against the Mortgaged Property, Borrower agrees to discharge or otherwise remove such lien by bond or otherwise, within thirty (30) days of imposition of same, but may thereafter contest the amount or validity of such lien as provided in paragraph 8 below.

         7. TAXES AND OTHER IMPOSITIONS. Borrower will pay or cause to be paid, prior to any delinquency in (i) all property taxes, assessments, water, sewer, utility and other rents, rates and charges, including all excises, taxes, levies, license fees, permit fees, impact fees, connection fees, and other fees and charges, whether general or special, ordinary or extraordinary, foreseen or unforeseen, that may be assessed, levied or imposed upon the Collateral, or otherwise arising with respect to the occupancy, use, possession or disposition thereof, whether or not the failure to pay the same might result in the creation of a lien upon the Collateral, or any combination thereof; (ii) all franchise, excise and other taxes, fees and charges assessed, levied or imposed with respect to Borrower's right to do business in the State of Florida and the political subdivisions thereof; (iii) all taxes and fees (except for Bank's state and federal income taxes) that may be levied by the United States of America or any state or political subdivision thereof, upon Bank or Borrower in connection with or upon the Loan Documents, or the Debt or its payment, or collection, or any combination thereof (including all documentary stamp taxes and intangible taxes plus any penalties and interest charged for the late payment of any such taxes); and (iv) except as otherwise provided in the Loan Agreement, all lawful claims and demands of contractors, subcontractors, mechanics, laborers, materialmen and other lienors which, if unpaid, might result in the creation of a lien upon the Collateral. The sums payable under this paragraph are called "Impositions". Nothing contained in this paragraph will require the payment of any Imposition so long as the amount, validity or enforceability thereof is contested by appropriate proceedings as provided in paragraph 8 below. With respect to state and local real and tangible personal property taxes, however, Borrower will pay same and will furnish Bank with copies of the receipts for each such payment without demand prior to April 30th of each year of the Loan and any contest of the same must be by a suit or other proceeding for a refund. With respect to all other Impositions, Borrower will furnish Bank with proof of such payment upon demand. If any payment required to be made by Borrower by this paragraph is prohibited by law, with the result that Bank becomes liable for its payment, then the Debt will immediately become due and payable, at Bank's option.

         8. CONTESTS. Borrower may contest, by any and all appropriate administrative, trial or appellate proceedings, or any combination thereof, and in Bank's name, if required by law, the amount, validity, enforceability or application of any Imposition that Borrower is required to pay or perform to any person or entity other than Bank by any provision of this Mortgage or the other Loan Documents if and only for so long as: (i) Borrower notifies Bank in writing of its intent to contest the Imposition; (ii) such contest suspends the collection or enforcement of the item(s) contested; (iii) no part of the Collateral will be subject to loss, sale or forfeiture before final determination of any such contest; (iv) neither Borrower nor Bank will be subject to any criminal liability; (v) Borrower furnishes such security as may be required by law in connection with each such contest; (vi) the value, usefulness and marketability of the Collateral will not be adversely impaired by any such contest; (vii) Borrower otherwise continues to pay and perform, as the case may be, the Debt and Borrower's obligations under this Mortgage; (viii) Borrower otherwise is not in Default under any provision of the Loan Documents;
(ix) each such contest is continuously prosecuted diligently to final determination; (x) Borrower pays or causes to be paid, and defends, indemnities and holds Bank harmless of and from any and all losses, judgments, decrees and costs

(including all reasonable attorneys, fees) incurred in connection with each such contest; (xi) Borrower, promptly following final determination of each such contest, fully pays and discharges all amounts that may be levied, assessed, charged, imposed or otherwise determined to be payable, together with all penalties, fines, interests, costs and expenses, and otherwise complies with such final determination, at Borrower's sole cost and expense; (xii) Borrower furnishes Bank with such security as Bank reasonably may require to assure Borrower's compliance with all of the foregoing requirements, and (xiii) such liens are not filed against the Mortgaged Property pursuant to Chapter 713, Florida Statutes, in which event such liens must be discharged or transferred to bond pursuant to paragraph 6 above before Borrower contests such liens except as otherwise provided in the Loan Agreement. So long as Borrower complies with the foregoing and Bank is promptly reimbursed for all costs and expenses incurred, Bank will cooperate with Borrower in connection with any such contest.

         9. INSURANCE. Until the Debt shall have been discharged by Borrower, Borrower shall maintain, at Borrower's cost and expense, the following insurance coverages in full force and effect at all times:

            a. HAZARD INSURANCE. Borrower shall keep the Tangible Property and Improvements which now or hereafter may constitute part of the Mortgaged Property insured at all times against loss or damage by fire and other hazards included within the term "all risk" or "extended coverage" and against such other hazards as Bank may require in the full insurable value thereof (or such lesser amount as Bank may authorize in writing) , with an insurer satisfactory to Bank. Such policy shall include a Replacement Cost and Agreed Amount/Stipulated Value Endorsement and a Sinkhole Endorsement, if deemed necessary by Bank.

            b. LIABILITY INSURANCE. Borrower will obtain and keep in full force a "Broad Form Comprehensive General Liability" insurance coverage for both Borrower and any contractor performing services to the Mortgaged Property in the minimum coverage amount of TWO MILLION AND NO/100 DOLLARS ($2,000,000.00) per occurrence for bodily injury and One Hundred Thousand Dollars ($100,000.00) per occurrence for property damage.

            c. FLOOD INSURANCE. If at any time the Land or any portion thereof is located in a "Flood Hazard Area" pursuant to the Flood Disaster Protection Act of 1973 or any successor or supplemental act thereto, flood insurance in the maximum amount available or such other amount as Bank may reasonably request;

            d. BUILDER'S RISK INSURANCE. An "All risk", non-reporting, completed value builder's risk insurance policy in an amount not less than loan amount per Unit which policy shall include Agreed Amount, Replacement Cost, Permit to occupy and Vandalism/Malicious Mischief Endorsements. Notwithstanding the foregoing, Bank will not fund at any one time in excess of the total loan amount without further insurance being issued to cover the additional funded balances.

            e. OTHER INSURANCE. Machinery insurance, worker's compensation insurance, wind damage insurance, and other insurance coverages as Bank may reasonably require.

         The policy or policies of insurance shall (i) be from companies and in coverage amounts acceptable to Bank, (ii) contain a standard mortgagee clause in favor of Bank naming Bank as a mortgagee and including a lender's loss payee clause in such policy, as applicable (iii) not be terminable or modified without thirty (30) days, prior written notice to Bank, and (iv) be evidenced by original policies or certified copies of policies deposited with Bank, as Bank may elect, to be held by Bank until the Debt shall have been fully paid and discharged. Borrower shall furnish Bank satisfactory evidence of payment of all premiums required and similar evidence of renewal or replacement coverage not later than thirty (30) days prior to the date any coverage will expire.

         Each insurance policy or endorsement required herein shall be written by an insurer having a rating not less than "A-XI" Best's Rating according to the most current edition of Best's Key Rating Guide as determined at the time of the initial policy and at all times during the term hereof. All policies shall indicate that notices related to such insurance shall be sent to Bank at:

                   Chase Federal Bank, a Federal Savings Bank, a Division of NationsBank, N.A. (South)
                   Suite 101 701 West Cypress Creek Road
                   Ft. Lauderdale, FL 33309
                   Attn: Loan Administration Section,
                   Real Estate Banking Group

         If any loss occurs with respect to the Mortgaged Property, Bank is hereby appointed attorney-in-fact for Borrower to make proof of loss if Borrower fails to make the same punctually, and to give a receipt for any proceeds collected under such policies. Borrower will promptly give written notice to Bank of any loss or damage to the Mortgaged Property, and will not adjust or settle any such loss without Bank's prior written consent, which consent shall not be unreasonably withheld or delayed. Upon any Default by Borrower under this Mortgage, all right, title and interest of Borrower in and to all such insurance policies then in force, including any and all unearned premiums and existing claims, will inure to Bank, which, at its option, and as attorney-in-fact for Borrower, may then make, settle and give binding acquittances for claims under all such policies, and may assign and transfer such policies or cancel or surrender them, applying any unearned premium in such manner as Bank may elect. The foregoing appointment of Bank as attorney-in-fact for Borrower is coupled with an interest, and is irrevocable. Notwithstanding the occurrence of any casualty or the availability of any insurance proceeds, Borrower will pay the Debt in the manner required by the Loan Documents.

         10. CONDEMNATION. If all or any part of the Collateral, or any interest therein or right accruing thereto, is taken as a result of, or in lieu or in anticipation of, the exercise of the right of condemnation or eminent domain, or by reason of the temporary requisition of the use or occupancy of the Mortgaged Property, in any event by any government or quasi-governmental authority, civil or military, or any other party entitled to exercise such powers by law, general or special, or is devalued or otherwise adversely affected by any of the foregoing actions, all proceeds payable with respect to any such action are assigned to Bank and shall be paid to Bank. Bank shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid. The proceeds of any award or compensation so received shall, at the option of the Bank, either be applied to the payment of the Debt or be paid over to the Borrower for the restoration of the Improvement. Borrower, immediately upon obtaining knowledge of the institution or threatened institution, of any proceedings for the Mortgaged Property, or any part thereof, by condemnation or eminent domain, will notify the Bank of the pending of such proceedings. Bank shall have the right to intervene and participate in any proceedings for and in connection with any taking referred to in this section. Borrower shall not enter into any agreement for the taking of the Mortgaged Property or any part thereof with any person or persons authorized to acquire the same by condemnation or eminent domain, unless the Bank shall have consented thereto in writing. Any of the foregoing actions are sometimes called a "condemnation" or "taking" in this Mortgage and the other Loan Documents. Such proceeds include, without limitation, severance damages, damages arising from the change of grade of any street or the access thereto, the taking of air rights and damages caused by noise, pollutants and other emissions. Notwithstanding any such taking or other injury or decrease in value, or the availability of any proceeds for any of the foregoing, Borrower shall continue to pay the Debt in the manner required by the Loan Documents. Bank's rights under this paragraph will survive the foreclosure or other enforcement of this Mortgage, and Bank will have the right to receive and retain all proceeds to the extent of any deficiency which exists upon such foreclosure or other enforcement, together with legal interest thereon, and to the extent of the reasonable counsel fees, costs and disbursements incurred by Bank in connection with the collection of such proceeds. Such right shall exist whether or not a deficiency judgment shall have been sought or recovered or denied upon the Note. The remaining balance of such proceeds, if any, will inure to the benefit of the party entitled thereto by applicable law.

Notwithstanding the foregoing, if Bank uses the net proceeds of the condemnation to reduce the principal balance owed under the Note, Bank will thenceforth allow those funds to be disbursed to the Borrower in accordance with the Loan Agreement.

         11. APPLICATION OF INSURANCE PROCEEDS AND AWARDS. The Borrower will promptly give the Bank written notice of any damage to or destruction of the Mortgaged Property or any part thereof, generally describing the nature and extent of such damage or destruction and the Borrower's best estimate of the cost of restoring the Mortgaged Property. The Bank shall be entitled to all insurance proceeds payable on account of such damage or destruction and the Borrower hereby irrevocably assigns, transfers and sets over to the Bank all rights of the Borrower to any such proceeds or payments and irrevocably authorizes and empowers the Bank, at its option and in its sole and absolute discretion, in the name of the Borrower or otherwise, to file and prosecute what would otherwise be the Borrower's claim for any such proceeds or payment and to collect, receipt for and retain the same for disposition in accordance with this Section. The Bank may, at its sole option, apply all amounts recovered under any insurance policy required to be maintained by the Borrower hereunder in any one or more of the following ways: (a) to the payment of the reasonable costs and expenses incurred by the Bank in obtaining such insurance proceeds, including the fees and expenses of attorneys and insurance and other experts and consultants, the costs of litigation, arbitration, mediation, investigations and other judicial, administrative or other proceedings and all other out-of-pocket expenses; (b) to the payment of any of the Debt other than indebtedness with respect to the Note at the time outstanding; (c) to the payment of the principal of the Note and any interest accrued and unpaid thereon, without regard to whether any portion or all of such amounts shall be matured or unmatured, together with interest at the default interest rate on any overdue principal and (to the extent permitted by applicable law) interest; and, in case such amount shall be insufficient to pay in full all such amounts, then such amounts shall be applied, FIRST, to the payment of all amounts of interest accrued on the Note and unpaid, without preference or priority of any payment of interest over any other payment of interest or of any other Note, and, SECOND, to the payment of all amounts of principal at the time outstanding, without preference or priority of any installment or amount of principal over any other installment or amount of principal or of any Note over any other Note, but otherwise in such manner and order as the Bank shall in its sole discretion determine; (d) to fulfill any of the other covenants contained herein as the Bank may determine; (e) release to the Borrower for application to the cost of restoring the Mortgaged Property; or (f) release to the Borrower. In the event of a foreclosure of this Mortgage, the purchaser of the Mortgaged Property shall succeed to all the rights of the Borrower including any right to unearned premiums, in and to all policies of insurance assigned and delivered to the Bank. Notwithstanding the foregoing, if Bank uses the net proceeds of the insurance proceeds or awards to reduce the principal balance owed under the Note, Bank will thenceforth allow those funds to be disbursed to the Borrower in accordance with the Loan Agreement. Notwithstanding anything in this paragraph to the contrary, if the Bank has elected to apply proceeds to the Debt, Bank will re-disburse said proceeds in accordance with the Loan Agreement.

         12. MAINTENANCE, REPAIRS, AND RECONSTRUCTION.

            a. MAINTENANCE AND REPAIRS. Borrower, at its sole cost and subject to Bank's satisfaction, shall make all repairs, renewals, replacements, servicing and reconstruction that are necessary to maintain the Mortgaged Property in good order, condition and repair. Immediately following the occurrence of any casualty or other loss, Borrower promptly will undertake all restoration required or desirable and will pursue it diligently to completion. The foregoing shall be accomplished by the Bank funding the insurance proceeds it receives from the insurer to the Borrower under the terms and conditions of the Loan Agreement for the construction of individual Units. Borrower shall (i) not strip, waste, remove or demolish any portion of the Mortgaged Property, nor suffer or permit any such action; (ii) promptly comply with all laws, governmental regulations and public or private restrictions or easements, or both, of any kind affecting the Mortgaged Property or requiring any alterations or improvements to be made thereon, and (iii) not commit, suffer or permit any act upon the Mortgaged Property in violation of any law, subject to Borrower's right' to contest the same in good faith to conclusion, as provided in paragraph 8 of this Mortgage. If any public agency or authority requires or commences any proceedings for the demolition or removal, or both, of any improvements or portions thereof comprising the Mortgaged Property due to non-compliance with health, safety, fire or building codes, then, unless Borrower undertakes to contest such action in the manner provided in paragraph 8 above and pursues such contest to a successful conclusion, such action will constitute a Default under this Mortgage. Borrower will not, without Bank's prior written consent, (i) make any material alterations, additions or improvements of or to the Mortgaged Property unless required by the Loan Agreement; (ii) make any material change in the general nature of the use or occupancy of the Mortgaged Property; (iii) institute or join or acquiesce in any action to change the existing zoning or land use classification of the Mortgaged Property, or (iv) grant easements or licenses affecting the use or operation of the Mortgaged Property. Bank and any persons authorized by Bank may enter the Mortgaged Property at all reasonable times without prior notice for inspections or for any other lawful purpose. If Borrower fails to comply with the requirements of this paragraph, then Bank, without waiving the option to foreclose, may take some or all measures Bank reasonably deems necessary or desirable for the maintenance, repair, preservation or protection of the Mortgaged Property, and any expenses reasonably incurred by Bank in so doing shall become part of the Debt secured hereby, and shall, at the option of Bank, become immediately due and payable, and shall bear interest at the Default Rate specified in the Note. Bank shall have no obligation to care for or maintain the Mortgaged Property, or, having taken some measures therefor, to continue same or take other measures.

            b. RECONSTRUCTION. The Borrower after receipt of net insurance proceeds from Bank funded in accordance with the Loan Agreement shall promptly repair, restore, replace or rebuild any part of the Mortgaged Property, now or hereafter encumbered by this Mortgage which may be affected by any condemnation proceeding or which may otherwise become damaged, destroyed, lost or unsuitable for use. In the event the Mortgaged Property or any part thereof if damaged or destroyed by fire or other casualty, the Borrower shall immediately notify the Bank, in writing, of such damage or destruction. The Borrower shall not cause or permit anything to be done which would or could increase the risk of fire or other hazard to the Mortgaged Property, or any part thereof, or which would or could result in an increase in any insurance premiums payable with respect to the Mortgaged Property, or which would or could result in the cancellation of any insurance policy carried with respect to the Mortgaged Property. No part of the Mortgaged Property, including, but not limited to, any building, structure, water system, sewer system, parking lot, driveway, landscape scheme, timber or other ground improvement, equipment or other property, now or hereafter mortgaged, shall be removed, demolished or materially altered without the prior written consent of the Bank. No top soil, sand, sod, loam, clay or gravel shall be mined, stripped, or removed from the Mortgaged Property without the written consent of the Bank. However, this shall not prevent or restrict removal of any such materials taken for excavation necessary to construct a basement, cellar or foundation footings for the erection of a building or buildings for which a building permit or permits has or have first been issued by the governmental authority having jurisdiction thereof; or for the construction of roadways or the Improvements constructed in accordance with plans approved by the governmental authorities having jurisdiction thereof in accordance with the Loan Agreement; provided, nevertheless, that in the event the required removals become so extensive, as determined by the Bank, as to create profit by sale of the removed portion of the Mortgaged Property, said sums shall inure to the benefit of the Bank to be applied as the Bank so directs, to the reduction of the Debt.

         13. ADVANCES. If Borrower Defaults in the observance or performance of any of the provisions of the Loan Documents, including but not limited to obtaining and maintaining insurance pursuant to paragraph 9, paying Impositions pursuant to paragraph 7, and maintaining the Mortgaged Property pursuant to paragraph 12, then Bank, without waiving or otherwise impairing any other of its rights or remedies, at its sole option and without obligation to do so, and without demand upon Borrower, may make any such payment or take such action as Bank deems necessary or appropriate to correct such Default, or to protect the security of the Collateral encumbered by the Loan Documents. All payments so made, together with all costs and expenses so incurred, will be added to the principal amount due under the Note and thereafter will bear interest at the rate then payable as provided for in the

Note, and will be secured by the lien and security interest granted by the Security Documents. For the foregoing purposes, Bank is authorized to (a) enter upon the Mortgaged Property; (b) appear in and defend any action or proceeding purporting to affect the security of this Mortgage or the rights or powers of Bank hereunder; (c) pay, purchase, contest or compromise any encumbrance, charge or lien that in the reasonable judgment of Bank appears to adversely affect the Collateral; and (d) take whatever action Bank, in its discretion, deems necessary or appropriate in exercising any such powers. Notwithstanding the foregoing, Borrower immediately, upon Bank's demand, will pay all sums so expended by Bank with interest as stated above.

         14. BOOKS AND RECORDS. Borrower, at all times, will keep proper books of record and account in which full, true and correct entries will be made of its transactions with respect to the Collateral in accordance with generally accepted accounting principles, consistently applied, and which will properly and correctly reflect all items of income and expense in connection with the operation of the Collateral, regardless of whether such income or expense is realized by Borrower or any other person or entity whatsoever. Bank will have the right from time to time during normal business hours to examine all such books, records and accounts at Borrower's office or at the office of such other person as maintains them, and to make such copies or extracts as Bank may desire, at Borrower's expense.

         15. TAXATION OF MORTGAGE. In the event of the passage after the date of this Mortgage of any federal, state or local law deducting from the value of real property for the purpose of ad valorem taxation any lien thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for federal, state or local purposes, or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on any or all of the Loan Documents, Bank shall have the right to declare the Debt due on a date to be specified by not less than sixty (60) days' written notice given to Borrower by Bank; provided, however, that such election shall be ineffective if Borrower is permitted by law to pay the whole of such tax in addition to all other payments required hereunder, and if Borrower, prior to such specified date, does pay such tax and agrees to pay any such tax (excluding, however, all taxes on the income of Bank) when thereafter levied or assessed, and such agreement shall constitute a modification of this Mortgage. Notwithstanding any provision in this paragraph to the contrary, Borrower may contest the matters described herein per the procedures set forth in paragraph 8 above.

         16. ASSIGNMENT OF RENTS, LEASES, PROFITS AND CONTRACT RIGHTS. Pursuant to paragraph 1 of this Mortgage, Borrower has irrevocably assigned and set over unto Bank all right, title, and interest of Borrower in and to the Rents and Contract Rights (including all leases and sales contracts now or hereafter existing relating to the Mortgaged Property) as security for the Debt, together with the right to collect and enforce the same; provided, however, so long as there shall be no Default under the Loan Documents, Borrower has been granted a license to collect and receive all Rents assigned hereunder in accordance with paragraph 1. Neither these assignments nor Bank's enforcement of the provisions of these assignments (including the receipt of the Rents) will operate to subordinate the lien of this Mortgage to any of the rights of any lessee or purchaser under any lease or sales contract of the Mortgaged Property, or to subject Bank to any liability to any such lessee or purchaser for the performance of any obligations of Borrower under any such lease or sales contract unless and until Bank agrees to such subordination or assumes such liability by an appropriate written instrument. All right, title and interest of each such lessee or purchaser in and to the Mortgaged Property, whether arising by virtue of any such lease, contract or otherwise, at all times will be and remain subject, subordinate and inferior to the lien of this Mortgage and all rights, remedies, powers and privileges of Bank arising under or by virtue of any of the Loan Documents. The assignments of Rents and Contract Rights (including leases) contained in this Mortgage are intended to provide Bank with all the rights and remedies of mortgagees pursuant to Section 697.07, Florida Statutes, as may be amended from time to time. However, in no event shall this reference diminish, alter, impair, or affect any other rights and remedies of Bank. Notwithstanding the foregoing, if Borrower shall have executed an Assignment of Rents constituting one of the Loan Documents, such Assignment of Rents is hereby incorporated herein by reference and shall control if in conflict with the provisions of this Mortgage.

         17. LEASES AFFECTING MORTGAGED PROPERTY. The assignments contained in paragraph 1 shall not be deemed to impose upon Bank any of the obligations or duties of Borrower provided in any lease affecting the Mortgaged Property (including, without limitation, any liability under the covenant of quiet enjoyment contained in any lease in the event that any tenant shall have been joined as a party defendant in any action to foreclose this Mortgage and shall have been barred and foreclosed thereby of all right, title and interest and equity of redemption in the Mortgaged Property or any part thereof), and Borrower will comply with and observe its obligations as landlord under all leases affecting the Mortgaged Property or any part thereof. Borrower has a license to collect the Rents, but shall not accept payment of rent more than one month in advance without the prior written consent of the Bank, and only so long as there is no Default hereunder or under the other Loan Documents. Borrower shall receive the Rents in trust on Bank's behalf, and Borrower covenants to apply same to the payment of taxes and assessments upon the Mortgaged Property, to the cost of insurance and maintenance and repairs, and to the payment of the Debt, before using any part of the Rents for any other purpose.

         Prior to a Default hereunder and demand by Bank for delivery of security deposits held by Borrower or any agent of Borrower to Bank or its designee, Borrower shall maintain all security deposits pursuant to the leases in a separate, identifiable account deposited with Bank, or any other institution acceptable to Bank, and in accordance with all applicable laws and regulations. Upon delivery of such security deposits to Bank, or upon Bank's enforcement of its security interest in such deposits, Bank shall hold such security deposits pursuant to the terms of the leases in respect of which such deposits were obtained by Borrower and in accordance with applicable law; provided, however, in no event shall Bank be liable to any lessee of any part of the Mortgaged Property for the return of any security deposit in any amount in excess of the amount delivered to Bank by Borrower. Any security deposits held by Bank shall not bear interest unless required by applicable law.

         Borrower will: (a) not collect any of the Rents arising or accruing under any lease in advance of the time when the same shall become due, other than as required to be paid in advance by the terms of any lease, but in no event more than one (1) month in advance; (b) not pledge, transfer, mortgage or otherwise encumber or assign any of Borrower's interest in the leases or any Rents arising or accruing therefrom; (c) not waive, excuse, condone, discount, set-off, compromise, or in any manner release or discharge any tenant thereunder of and from any obligations, covenants, conditions and agreements by said tenant to be kept, observed and performed, including the obligation to pay the rents thereunder, in the manner at the place and time specified therein; (d) not cancel, terminate or consent to any surrender of any lease, nor modify, alter or change any of the terms thereof without the prior written consent of Bank; (e) not consent to any assignment of or subletting under any lease, whether or not in accordance with the terms thereof, without the prior written consent of Bank; and (f) not enter into, execute or deliver any leases without the prior written consent of Bank.

         In the event any tenant of the Mortgaged Property should be the subject of any proceeding under the Federal Bankruptcy Code, as amended from time to time, or any other federal, state or local statue which provided for the possible termination or rejection of any of the leases assigned hereby, Borrower covenants and agrees that if any of the leases is so terminated or rejected, no settlement for damages shall be made without the prior written consent of Bank, and any check in payment of damages for termination or rejection of any such lease will be made payable both to Borrower and Bank. Borrower hereby assigns any such payment to Bank and further covenants and agrees that upon the request of Bank, it will duly endorse to the order of Bank any such check, the proceeds of which will be applied to that portion of the Debt as Bank may elect.

         From time to time, Borrower agrees to obtain tenant estoppel certificates from each tenant of the Mortgaged Property containing such information as may be reasonably requested by Bank.

         18. DEFAULT. The occurrence of any of the following (time being of the essence as to this Mortgage and all of its provisions) constitutes a "Default" by Borrower under this Mortgage, and, at the option of Bank, under the other Loan Documents:

            a. SCHEDULED PAYMENT. Borrower's failure to make any payment required under the Note when due or within any applicable grace period.

            b. MONETARY DEFAULT. Borrower's failure to make any other payment required by this Loan Agreement or the other Loan Documents when due.

            c. OTHER. Borrower's failure to perform any other obligation imposed upon Borrower by this Loan Agreement or any other Loan Document within thirty (30) days after the date when performance is due. This provision shall not be construed to provide Borrower with any grace period in complying with any obligations imposed on Borrower by the terms of the Loan Documents. Notwithstanding the foregoing provision, Bank shall give Borrower notice, as defined in the Mortgage, of any non-monetary default after which Borrower shall have a thirty (30) day cure period, unless such non-monetary default is not capable of being cured within said thirty (30) day period, in which case Borrower shall have sixty
         (60) days to cure such default following the date performance is due provided Borrower has commenced and is diligently pursuing the cure for such default (which determination shall be made in Bank's sole and absolute discretion), and provided such additional time to cure such default does not negatively affect the value of the collateral or the preservation of the collateral's value, which determination shall be made in Bank's sole and absolute discretion.

            d. REPRESENTATION. Any representation or warranty of Borrower contained in this Loan Agreement or in any certificate delivered pursuant hereto, or in any other instrument or statement furnished in connection herewith, proves to be incorrect or misleading in any adverse respect as of the time when the same shall have been made, including, without limitation, any and all financial statements, operating statements, and schedules attached thereto, furnished by Borrower or any guarantor of the Loan to Bank or pursuant to any provision of this Loan Agreement.

            e. BANKRUPTCY. Borrower or any general partner of Borrower or any guarantor of the Loan (i) files a voluntary petition in bankruptcy or a petition or answer seeking or acquiescing in any reorganization or for an arrangement, composition, readjustment, liquidation, dissolution, or similar relief for itself pursuant to the United State Bankruptcy Code or any similar law or regulation, federal or state, relating to any relief for debtors, now or hereafter in effect; or (ii) makes an assignment for the benefit of creditors or admits in writing its inability to pay or fails to pay its debts as they become due; or (iii) suspends payment of its obligations or takes any action in furtherance of the foregoing; or (iv) consents to or acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator or other similar official of Borrower, a general partner of Borrower, or any guarantor, for all or any part of the Collateral or other assets of such party, or either; or (v) has filed against it an involuntary petition, arrangement, composition, readjustment, liquidation, dissolution, or an answer proposing an adjudication of it as a bankrupt or insolvent, or is subject to reorganization pursuant to the United-States Bankruptcy Code, an action seeking to appoint a trustee, receiver, custodian, or conservator or liquidator, or any similar law, federal or state, now or hereinafter in effect, and such action is approved by any court of competent jurisdiction and the order approving the same shall not be vacated or stayed within sixty (60) days from entry; or (vi) consents to the filing of any such petition or answer, or shall fail to deny the material allegations of the same in a timely manner.

            f. JUDGMENTS. (1) A final judgment other than a final judgment in connection with any condemnation is entered against Borrower, Guarantors, or any general partner of Borrower, that (i) adversely affects the value, use or operation of the Land or the improvements in Bank's sole judgment, or (ii) adversely affects, or may adversely affect, the validity, enforceability or priority of the lien or security interest created by the Mortgage or any other Loan Document in Bank's sole judgment, or both; or (2) execution or other final process issues thereon with respect to the Land or the Improvements; and (3) Borrower, Guarantor, or any general partner of Borrower, does not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereon, in any event within thirty (30) days from entry, or Borrower shall not, within such period or such longer period during which execution on such judgment shall have been entered, and cause its execution to be stayed during such appeal, or if on appeal such order, decree or process shall be affirmed and Borrower shall not discharge such judgment or provide for its discharge in accordance with its terms within sixty (60) days after the entry of such order or decree or affirmance, or if any stay of execution on appeal is released or otherwise discharged.

            g. LIENS. Any federal, state or local tax lien or any claim of lien for labor or materials or any other lien or encumbrance of any nature whatsoever is recorded against Borrower or the Land or Improvements and is not removed by payment or transferred to substitute security in the manner provided by law, within thirty (30) days after it is recorded in accordance with applicable law.

            h. OTHER NOTES OR MORTGAGES. Borrower's default in the performance or payment of Borrower's obligations under any other note which remains uncured after any applicable grace period, or under that certain Real Estate Mortgage, Assignment and Security Agreement of even date herewith in favor of Bank, securing a note in the original principal amount of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) and encumbering that portion of the Land commonly referred to as Parcel "F" and that certain Real Estate Mortgage, Assignment and Security Agreement of even date herewith in favor of Bank, securing a note in the original principal amount of THREE MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($3,400,000.00), and encumbering that portion of the Land commonly referred to as Parcel "D", or under any other mortgage encumbering all or any part of the Land or the Improvements, if the other mortgage is permitted by the Bank, whether such other note or mortgage is held by Bank or by any other party, and unless otherwise agreed to by separate written agreement between Bank and such other mortgage holder.

            i. BORROWER DEFAULT UNDER LOAN DOCUMENTS. Borrower's default in the payment or performance following expiration of any applicable grace period of any of Borrower obligations under any of the Loan Documents, including this Mortgage and any riders thereto.

            j. GUARANTOR DEFAULT.

               i) The default after expiration of any applicable grace period in the payment or performance of any obligation of a Guarantor of the Note arising under its guaranty or pursuant to any other Loan Documents; or

               ii) The death of any Guarantor and the failure of Borrower to provide Bank with an alternate guaranty or alternate collateral satisfactory to Bank in its sole and absolute discretion within sixty (60) days of the date of Guarantor's death.

            k. BORROWERS/GENERAL PARTNER'S CONTINUED EXISTENCE. Borrower or any corporate General Partner of Borrower shall cease to exist or to be qualified to do or transact business in the State in which the Land and Improvements are located, or shall be dissolved or shall be a party to a merger or consolidation, or shall sell all or substantially all of its assets, or shall change its corporate name or trade name without prior written notice to Bank.

            l. STOCK IN BORROWER/CHANGE IN PARTNERS. If Borrower is a limited partnership and without the prior written consent of Bank, any shares of stock of any corporate general partner of Borrower are issued, sold, transferred, conveyed, assigned, mortgaged, pledged, or otherwise disposed of so as to result in change of control of Borrower, whether voluntarily or by operation of law, and whether with or without consideration, or any agreement for any of the foregoing is entered into; or, if any general partnership interest or other equity interest in the Borrower is sold, transferred, assigned, conveyed, mortgaged, pledged, or otherwise disposed of, whether voluntarily or by operation of law, and whether with or without consideration, or any agreement for any of the foregoing is entered into, or any general partner of Borrower withdraws from the partnership.

            m. TRANSFER OF PROPERTY OR OWNERSHIP. Any sale, conveyance, transfer, assignment, or other disposition or encumbrance of all or any part of the Land, Improvements, or the Approved Project, or any ownership interest in Borrower or any guarantor without the prior consent of Bank or except as otherwise permitted hereby, or as outlined in the prospectus for public offering for Transeastern Properties, Inc., a Florida corporation delivered to Bank by Borrower.

            n. FALSE STATEMENT. Any statement or representation of Borrower or any guarantor contained in the loan application or any financial statements or other materials furnished to Bank or any other Bank prior or subsequent to the making of the Loan secured hereby are discovered to have been false or incorrect or incomplete.

            o. DEFAULT UNDER INDEMNITY. Borrower or Guarantor shall default after any applicable grace period under any obligation imposed by any indemnity contained within any of the Loan Documents including the Hazardous Waste Certification and Indemnification.

            p. OTHER DEFAULTS. Borrower or Guarantor shall Default under any other Default provision set forth in the Loan Agreement, which is not cured within any applicable grace period.

         19. REMEDIES. Upon the occurrence and continuance, if applicable, of any Default, Bank may exercise any one or more of the following rights and remedies, in addition to all other rights and remedies otherwise available at law or in equity:

            a. OTHER DOCUMENTS. To pursue any right or remedy provided by the Loan Documents.

            b. ACCELERATION. To declare the entire unpaid amount of the Debt together with all accrued and unpaid interest thereon immediately due and payable with interest to be due thereon at the Default Rate set forth in the Note.

            c. FORECLOSURE. To foreclose the lien of this Mortgage and obtain possession of the Collateral, by any lawful procedure.

            d. CODE RIGHTS. To exercise any right or remedy available to Bank as a secured party under the Uniform Commercial Code as adopted by the State of Florida, as it from time to time is in force and effect, with respect to any portion of the Collateral then constituting property subject to the provisions of such Code; or Bank, at its option, may elect to treat the Collateral as real property, or an interest therein, for remedial purposes.

            e. RECEIVER. To apply, on EX PARTE motion, to any court of competent jurisdiction for the appointment of a receiver to take charge of, manage, preserve, protect, complete construction of, rent, and operate the Mortgaged Property and any of Borrower's business or businesses situated thereon, or any combination thereof; to collect the Rents; to make all necessary and needed repairs; to pay all taxes, assessments, insurance premiums and all other costs incurred in connection with the Mortgaged Property; and, after payment of the expenses of the receivership, including reasonable attorneys, fees and other costs and expenses related to the enforcement of the Security Documents, and after compensation to the receiver for any of the services described herein or pursuant hereto, to apply all net proceeds derived therefrom in reduction of the Debt or in such other manner as the court shall direct. The appointment of such receiver shall be a matter of strict right to Bank, regardless of the adequacy of the security or of the solvency of any party obligated for payment of the Debt. All expenses, fees and compensation incurred pursuant to any such receivership shall be secured by the lien of this Mortgage until paid. The receiver, personally or through agents, may exclude Borrower wholly from the Mortgaged Property and have, hold, use, operate, manage and control the Mortgaged Property and may, in the name of Borrower, exercise all of Borrower's rights and powers to maintain, construct, operate, restore, insure and keep insured the Mortgaged Property in such manner as such receiver deems appropriate.

            f. SET-OFFS. Intentionally deleted.

            g. RENTS. After Bank shall have given written notice to Borrower, to collect all rents, issues, profits, revenues, income, proceeds, or other benefits from the Collateral, or to pursue any remedy available under Chapter 697.07, Florida Statutes, as amended, supplemented, or superseded from time to time.

            h. OTHER SECURITY. To proceed to realize upon any and all other security for the Debt in such order as Bank may elect; no such action, suit, proceeding, judgment, levy, execution or other process will constitute an election of remedies by Bank or will in any manner alter, diminish or impair the lien and security interest created by this Mortgage or any other Security Documents unless and until the Debt is paid in full.

            i. ADVANCES. To advance such monies and take such other action as is authorized by paragraphs 13 and 25 herein.

         20. WAIVER OF CERTAIN RIGHTS. Borrower will not claim, take or insist upon any benefit or advantage of any present or future stay, extension, redemption or moratorium law that may affect Borrower's obligations hereunder, or any law providing for the valuation or appraisal of the Mortgaged Property or any portion thereof prior to any sale or sales that may be made under or by virtue of this Mortgage. Borrower, for itself and all who may claim under Borrower, waives, to the extent that it lawfully may, all rights to have the Mortgaged Property and any other security for the Debt marshaled upon any foreclosure or otherwise. Borrower hereby waives and renounces all homestead and exemption rights provided for by the laws of the United States of America and of any state, including Florida, in and to the Mortgaged Property as against the collection of the Debt, or any part thereof.

         21. FURTHER ASSURANCES. Borrower, from time to time, will execute, acknowledge, subscribe and deliver to or at the direction of Bank such documents and further assurances as Bank may reasonably require for the purpose of evidencing, perfecting or confirming the lien and security interest created by this Mortgage, or the security intended to be afforded by the Loan Documents, or both. Without limitation of the foregoing, Borrower will defend, indemnify and hold Bank harmless with respect to any suit or proceeding in which the validity, enforceability or priority of the lien or security interest, or both, is endangered or contested, directly or indirectly, and will provide Bank with such security for the defense of any such suit or proceeding as Bank reasonably may require. If Borrower fails to undertake the defense of any such claim in a timely manner, or fails to furnish Bank with reasonable security for such defense after notice from Bank, or, in Bank's sole but reasonable determination, fails to prosecute such defense with due diligence, then Bank is authorized to take, at the expense of Borrower, all necessary and proper action in defense of any such claim, including the retention of legal counsel, the prosecution or defense of litigation and the compromise or discharge of claims, including payment of all costs and reasonable attorneys' fees. All costs, expenses and losses, if any, so incurred by Bank, including reasonable attorneys' fees, regardless of whether suit is brought and, if suit is brought, for all administrative, trial and appellate proceedings, if any, will constitute advances by Bank as provided in paragraph 13.

         22. CUMULATIVE RIGHTS AND NON-WAIVER. No right or remedy conferred upon or reserved to Bank by this Mortgage or in any of the other Loan Documents is intended to be exclusive of any other right or remedy; and each and every right and remedy is cumulative and in addition to any other right or remedy otherwise available. Every right, power, privilege and remedy granted Bank by this Mortgage or any of the other Loan Documents, or both, or otherwise available at law or in equity may be exercised by Bank from time to time as often as Bank deems expedient until the Debt is paid in full. Bank's failure to insist at any time upon the strict observance or performance by Borrower of any of the provisions of this Mortgage or in any of the other Loan Documents, or to exercise any right or remedy provided for in this Mortgage or in any of the other Loan Documents, will not impair any such right or remedy or be construed as a waiver or relinquishment thereof for the future. Receipt by Bank of any payment required to be made pursuant to any of the Loan Documents with knowledge of the breach of any provision of any of the Loan Documents will not constitute a waiver of such breach. In addition to all other remedies provided in this Mortgage, Bank will be entitled, to the extent permitted by applicable law, to injunctive relief in the case of a violation or attempted or threatened violation of any of the provisions of the Loan Documents or to a decree ordering performance of any of the provisions of any of the foregoing.

         23. JUDGMENT. Bank may seek and recover a judgment for all amounts due and payable in accordance with the Note or under this Mortgage either before, after or during the pendency of any other proceedings or action to obtain relief under or with respect to any of the Loan Documents. Bank's right to seek and recover any such judgment will not be affected by obtaining any other such relief. Bank will continue to be entitled to enforce payment of, and to seek and recover a judgment for, any portion of the Debt remaining due and payable after the application of any proceeds of any sale of the Collateral pursuant to law. Neither the lien nor security interest of this Mortgage, nor any rights or remedies of Bank hereunder or under any of the Loan Documents, will be impaired in any way by the recovery, of any judgment by Bank against Borrower or any guarantor of the Debt, or by the levy of an execution under such judgment upon any portion of the Collateral, until the Debt is paid in full.

         24. INDEMNIFICATION. Borrower has read and does hereby approve the legal description of the Land which is the subject of this Mortgage as set forth on the first page of this Mortgage or in Exhibit "A" attached hereto, and hereby indemnifies Bank, its successors or assigns, and their attorneys with respect to any liability which might arise as a consequence of Section 697.10, Florida Statutes, or any successors or amendments thereto.

         25. RELEASES AND EXTENSIONS BY BANK. Bank, from time to time, without notice to any person and without affecting the liability of Borrower or of any guarantor or of any other person (other than any person expressly released by Bank in writing) for the payment of any of the Debt, and without affecting the priority or extent of the lien and security interest of this Mortgage (except as to property specifically released by Bank in writing), may do any or all of the following: (i) release in whole or in part any person liable for payment of any or all of the Debt, or (ii) extend the time or otherwise alter the terms of payment of the Debt, in whole or in part, or (iii) accept additional or substitute security of any kind, or (iv) release or otherwise deal with all or any portion of the Collateral.

         26. NOTICES. Any notice or demand that must or may be given or made in connection with this Mortgage must be in writing and, unless receipt is expressly required, will be deemed given, delivered or made, as the case may be, when delivered by personal delivery or the day after it is mailed by Express Mail, by overnight delivery service of a nationally-recognized company, and addressed to the parties at the addresses written on the first page of this Mortgage or on the signature pages of this Mortgage. Such addresses may be changed by notice pursuant to this paragraph. Notice of change of address is effective only upon receipt. All of the persons executing this Mortgage as Borrower severally agree that a single notice to Borrower in the manner provided in this paragraph will be effective to bind each such person for all purposes.

         27. ESTOPPEL LETTERS. As and when, from time to time, requested by either Borrower or Bank, and within ten (10) days after any such request, Borrower or Bank, as the case may be, will execute and deliver to or at the direction of Bank or Borrower, as the case may be, such estoppel letters certifying such matters relating to this Mortgage or the Loan Documents, or both, as may reasonably be required.

         28. TRANSFER. Borrower may not sell, convey, assign, transfer or otherwise dispose of any interest in all or any portion of the Collateral, or any ownership interest in Borrower or any guarantor, without Bank's prior written consent, which consent may be withheld in Bank's sole discretion, or as outlined in the prospectus for public offering for Transeastern Properties, Inc., a Florida corporation delivered to Bank by Borrower. Whether such transfer is voluntary or involuntary, or by operation of law, any such transfer will be void as to Bank, and constitute an immediate Default under this Mortgage, without notice, in the sole discretion of Bank. Bank's consent to any transfer, sale, or conveyance hereunder shall not be deemed a consent to any subsequent transfer, sale, or conveyance for which Bank's prior written approval has not been obtained except as provided in the Loan Agreement.

         29. REPLACEMENT OF NOTE. Upon receipt of evidence reasonably satisfactory to Borrower of the loss, theft, destruction or mutilation of the Note, or any amendment or modification thereto, including without limitation any renewal note or additional note, and in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement, reasonably satisfactory to Borrower or, in the case of any such mutilation, upon surrender of such mutilated note, Borrower will execute and deliver, in lieu thereof, a replacement Note, identical in form and substance to the Note and dated as of the date of the Note and upon such execution and delivery all references in any of the Loan Documents to the Note shall be deemed to refer to the replacement Note.

         30. FUTURE ADVANCES. This mortgage is given to secure not only the existing Debt, but also such future advances, whether such advances are obligatory or are to be made at the option of Bank, or otherwise, as are made within twenty (20) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Mortgage. The total amount of Debt that may be so secured may decrease or increase from time to time, but the maximum possible principal debt so secured at one time shall not exceed the amount shown on Page of this Mortgage, plus interest thereon, and any disbursements made for the payment of taxes, levies or insurance on the Mortgaged Property, with interest on such disbursements at the rate then in effect pursuant to the terms of the Note.

         31. GENERAL. The provisions of this Mortgage inure to the benefit of Bank and its successors and assigns, and bind all persons executing this Mortgage as Borrower and their respective legal representatives, successors and assigns, jointly and severally, and all persons now or hereafter claiming any right, title and interest in and to any of the property, real, personal or mixed, tangible or intangible, now or hereafter existing or any substitutions or replacements thereof and described in this Mortgage as the Collateral. Time is of the essence to this Mortgage and each of its provisions. The provisions of this Mortgage are to be interpreted, construed, applied and enforced in accordance with the laws of the State of Florida, regardless of where this Mortgage is executed, delivered or breached, or where any payment or other performance required by this Mortgage is made, where any action or other proceeding involving this Mortgage is instituted, or whether the laws of the State of Florida otherwise would apply the laws of another jurisdiction; the foregoing choice of law provisions will apply to the Loan Documents. The provisions of the Loan Documents are severable at Bank's option so that if any provision is declared by a court of competent jurisdiction to be invalid or unenforceable, no other provision will be affected by such invalidity or unenforceability, but will remain in force and effect according to its original terms, if Bank so elects. Wherever used in this Mortgage or the other Loan Documents, or both, and unless expressly provided otherwise: (i) use of the singular includes the plural, and vice versa; (ii) use of one gender includes all genders; (iii) use of the term "include" or "including" is always without limitation; (iv) use of the words, "should," "must" and "will" has the same legal effect as the use of the word "shall"; (v) the term "day" means a banking day which shall be a day on which Bank and other banks are open for the transaction of business, excluding any national holidays, and any performance which would otherwise be required on a day other than a banking day shall be timely performed in such instance, if performed on the next succeeding banking day;
(vi) any definition herein incorporating one or more documents or items shall refer to such items "singularly and collectively", and (vii) "person" means any natural person or artificial entity having legal capacity. Paragraph headings and subheadings are for indexing purposes only and are not to be used to interpret, construe, apply or enforce the provisions of this Mortgage. Borrower and Bank intend the provisions of this Mortgage and the other Loan Documents to be interpreted, construed, applied and enforced so as to avoid inconsistencies or conflicting results; but if any such inconsistency or conflict necessarily occurs, Borrower and Bank intend that the provisions of the Loan Agreement control unless otherwise provided therein. This Mortgage may be amended only by a written instrument executed by Borrower and Bank with the same formalities as this Mortgage.

         32. SATISFACTION. The lien and security interest provided by the Loan Documents will continue unimpaired and in full force and effect unless and until the Debt is paid in full, whereupon such lien and security interest will be without further force or effect. Until this Mortgage shall be satisfied of record, Borrower hereby waives for itself, and all subsequent successors in title to the mortgaged Property, any right it may now have or hereafter have, pursuant to Florida Statutes 697.04 (1).(b), as amended from time to time, to file for record a notice limiting the maximum amount which may be secured by this Mortgage.

         33. DEPOSITS. Bank may, at its sole option upon occurrence of a Default, require Borrower to make monthly deposits with Bank of a sum equivalent to one-twelfth (1/12) of the annual real and tangible personal property taxes assessed with respect to the Mortgaged Property and one-twelfth (1/12) of the annual premiums for all insurance required to be maintained by this Mortgage. In addition, upon occurrence of a Default, if required by Bank, Borrower shall also deposit with Bank a sum of money which, together with the aforesaid monthly deposits, will be sufficient to make each of such payments for taxes and insurance at least ten (10) days prior to the date such payments are due. The amount of such taxes, assessments, and premiums, when unknown, will be estimated by Bank in good faith. Such deposits may be commingled with Bank's general funds; Bank will not be liable for any interest on account of such deposits. To the extent sufficient, such deposits will be applied by Bank to the payment of such taxes, assessments, and premiums, when due, upon Borrower's presentation of bills therefor; but Bank will have no obligation to make any such payment except to the extent of such deposits. Any insufficiency of such deposits will be paid by Borrower to Bank on demand. Upon any Default by Borrower under this Mortgage, Bank may apply all such deposits to the Debt in such order as Bank may elect. The enforceability of Borrower's covenants relating to taxes, assessments, and insurance provided in this Mortgage will not be altered, diminished, impaired, or otherwise affected by the provisions of this paragraph except insofar as such obligations are actually met by Borrower's compliance with this paragraph. Bank from time to time, at its sole option, may waive and, after any such waiver, reinstate any or all of the provisions of this paragraph. While any such waiver is in effect, Borrower will pay all taxes, assessments, and insurance premiums as provided elsewhere in this Mortgage.

         34. BORROWER AS TENANT HOLDING OVER. In the event of a foreclosure sale of the Mortgaged Property, Borrower shall be deemed a tenant holding over and shall forthwith deliver possession to Bank or any purchaser or purchasers at such sale or be summarily dispossessed according to provisions of the law of the State of Florida applicable to tenants holding over.

         35. TIME OF THE ESSENCE. Time is of the essence with respect to each and every covenant, agreement, and obligation of Borrower under this Mortgage and the other Loan Documents, and any and all other instruments now or hereafter evidencing, securing or otherwise relating to the Loan.

         36. ORAL MODIFICATION INEFFECTIVE. No term of this Mortgage or any other of the Loan Documents, or such documents, may be waived, changed, modified, discharged, or terminated except by an instrument in writing signed by the party against which enforcement of the waiver, change, modification, discharge, or termination is sought.

         37. HAZARDOUS SUBSTANCES. Borrower hereby represents and warrants to
Bank: (a) that neither Borrower nor any of its subsidiaries is in violation of any judgment, decree, order, law, license, rule, or regulation pertaining to environmental matters, including, without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA") , the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 as amended ("CERCLA") , the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Water Pollution Control Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order, or decree relating to health, safety, or the environment (hereinafter "Environmental Laws); (b) that neither Borrower nor any of its subsidiaries has received notice that it or any of its tenants has been identified by the United States Environmental Protection Agency as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986); nor has Borrower or any of its subsidiaries received any notification that any hazardous waste, as defined by 42 U.S.C. ss.6093(5), any hazardous substances as defined by 42 U.S.C. ss.9601(14), any "pollutant or contaminant" as defined by 42 U.S.C. ss.9601(33) and any toxic substance, hazardous materials, oil or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which it has disposed of has been found at any site on which a federal or state agency is conducting a remedial investigation or other action pursuant to any Environmental Law; (c) (i) to the best of Borrower's knowledge except as disclosed in the Phase I and II Environmental Report prepared for Bank and Borrower by Law Engineering and Environmental Services, Inc., a Florida corporation dated November 7, 1995, no portion of the Mortgaged Property has been used for the handling, processing, storage, or disposal of Hazardous Substances and no underground tank or other underground storage receptacle for Hazardous Substances is located on the Mortgaged Property, (ii) in the course of its activities, neither Borrower nor any of its subsidiaries has generated or is generating any hazardous waste on the Mortgaged Property, (iii) to the best of our knowledge there have been no releases (i.e., any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing, or dumping) of Hazardous Substances by Borrower or any of its subsidiaries on, upon, or into the Mortgaged Property, which releases would have a material adverse effect on the value of the Mortgaged Property. In addition, to the best of Borrower's knowledge, there have been no such releases on, upon, or into any real property in the vicinity of the Mortgaged Property which, through soil or groundwater contamination, may have come to be located on the Mortgaged Property; (d) to the best of Borrower's knowledge, that no asbestos, oil, petroleum or chemical liquids or solids, liquid or gaseous products, or hazardous or toxic substances, within the meaning of any applicable statute or regulation, are presently stored or otherwise located on or under the Mortgaged Property or on or under any adjacent and contiguous real property owned by Borrower or any related entity or affiliate of Borrower; (e) to the best of Borrower's knowledge, that no release of any such hazardous or toxic substance has occurred on the Mortgaged Property or on any adjacent and contiguous real property owned by Borrower or any related entity or affiliate of Borrower; (f) to the best of Borrower's knowledge, that no part of the Mortgaged Property or any adjacent and contiguous real property owned by Borrower or any related entity or affiliate of Borrower, including the groundwater located thereon, is presently contaminated by such hazardous or toxic substance; and (g) that Borrower has not received any notice from any governmental agency or authority or from any tenant under a lease with respect to any such release of hazardous or toxic materials onto the Mortgaged Property or adjacent parcels of real property. Borrower further covenants and agrees with Bank that, throughout the term of the Note: (h) the Mortgaged Property shall be operated and maintained in compliance with all applicable governmental or regulatory requirements; (i) Borrower shall maintain or procure all necessary permits, licenses, and certificates required by federal, state, and local laws throughout the Loan term; (j) all hazardous or toxic substances, within the definition of any applicable statute or regulation, which may be used by any person for any purpose upon the Mortgaged Property, shall be used or stored thereon only in a safe and approved manner, in accordance with all industrial standards and all laws, regulations and requirements for such storage promulgated by any applicable governmental agency or authority; (k) other than as described in (j) above, the Mortgaged Property will not be used for the purpose of storing such substances; and (1) other than as described in above, no such storage or use will otherwise be allowed on the Mortgaged Property (whether through leases with tenants who might store or use hazardous substances or otherwise) which will cause, or which will increase the likelihood of causing, the release of such hazardous or toxic substances onto the Mortgaged Property. Borrower shall immediately notify Bank of any failure to comply under this paragraph or receipt of an notice of violation or third party complaint. Borrower hereby agrees to indemnify and save and hold Bank harmless of and from all claims, damages, loss, liabilities, penalties, fines, remedial action requirements, and enforcement actions, along with the costs and attorneys' fees incurred by Bank in defending Borrower's use, generation, transportation, and disposal, release, or threatened release of hazardous substances, including without limitation, asbestos containing materials or damage whatsoever incurred by Bank arising out of or by reason of any violation of any applicable statute or regulation for the protection of the environment which occurs upon the Mortgaged Property, or by reason of the imposition of any governmental lien for the recovery of environmental clean-up costs expended by reason of such violation, including without limitation any lien arising pursuant to any so-called "Super Fund" or "Super Lien" legislation; provided, however, that to the extent that Bank is strictly liable under any such statute or regulation, Borrower's obligation to Bank under this indemnity shall likewise be without regard to fault on the part of Borrower with respect to the violation of law which results in liability to Bank. A default under this paragraph shall constitute a Default under this Mortgage subject to any cure periods set forth in the Loan Agreement. It is expressly acknowledged by Borrower that this indemnification shall survive in accordance with the terms and conditions set forth in the Hazardous Substance Certificate and Indemnification Agreement of even date herewith executed by the Borrower and Guarantor.

         38. ENVIRONMENTAL ASSESSMENTS. At any time deemed necessary by Bank, in its reasonable and sound business judgment, Bank may, at its election, obtain one or more environmental assessments of the Mortgaged Property prepared by a geohydrologist, an independent engineer, or other qualified consultant or expert approved by Bank evaluating or confirming (i) whether any Hazardous Substances are present in the soil or water at the Mortgaged Property and (ii) whether the use and operation of the Mortgaged Property comply with all applicable Environmental Laws relating to air quality, environmental control, release of oil, hazardous materials, hazardous wastes and hazardous substances, and any and all other applicable environmental laws. Environmental assessments may include detailed visual inspections of the Mortgaged Property including, without limitation, any and all storage areas, storage tanks, drains, dry wells, and leaching areas, and the taking of soil samples, surface water samples, and ground water samples, as well as such other investigations or analyses as are necessary or appropriate for a complete determination of the compliance of the Mortgaged Property and the use and operation thereof with all applicable Environmental Laws. All such environmental assessments shall be at the sole cost and expense of Borrower. In the event it is determined that additional tests and/or remediation are necessary as a result of the aforesaid assessments, or in the event such additional testing or remediation is recommended by the aforesaid assessments, the Borrower agrees to immediately perform the tests or undertake the remediation as recommended. In the event contamination or an environmental problem is found on the Mortgaged Property, the Borrower shall be in Default hereunder after a thirty (30) day cure period.

         39. SUBROGATION. To the extent of the indebtedness of the Borrower to the Bank described herein or secured hereby, the Bank is hereby subrogated to the lien or liens and to the rights of the owners and holders of each and every mortgage, lien or other encumbrance on the land described herein which is paid and/or satisfied, in whole or in part, out of the proceeds of the loan described herein or secured hereby, and the respective liens of said mortgages, liens or other encumbrances, shall be and the same and each of them hereby is preserved and shall pass to and be held by the Bank herein as security for the indebtedness to the Bank herein described or hereby secured, to the same extent that it would have been preserved and would have been passed to and been held by the Bank had it been duly and regularly assigned, transferred, set over, and delivered unto the Bank by separate deed of assignment, notwithstanding the fact that the same may be satisfied and canceled of record, it being the intention of the parties hereto that the same will be satisfied and canceled of record by the holders thereof at or about the time of the recording of this Mortgage.

         40. MANDATORY ARBITRATION. Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Agreement or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc. (J.A.M.S.), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this agreement applies in any court having jurisdiction over such action.

             a. SPECIAL RULES. The arbitration shall be conducted in the County of Broward, Florida and administered by Endispute, Inc., d/b/a J.A.M.S., who will appoint an arbitrator; if J.A.M.S./Endispute is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within 90 days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional sixty (60) days.

             b. RESERVATION OF RIGHTS. Nothing in this Agreement shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Agreement; or (ii) be a waiver by the Bank of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the right of the bank hereto (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. The Bank may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Agreement. At Bank's option, foreclosure under a deed of trust or mortgage may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

         41. CROSS-DEFAULT. This Loan shall be cross-defaulted with other loans by Bank to Borrower as more specifically described in the Loan Agreement.

         42. RELEASE PROVISION:

         PARTIAL RELEASES UNDER THE NOTE. Provided that Borrower is not then in Default hereunder, under the Note, the Mortgage or any other Loan Document, Bank will provide partial releases of individual lots from the Note upon the following terms:

            a. Bank shall be given written notice of the request for each partial release at least five (5) business days prior to each partial release.

            b. The cost of each partial release, including reasonable attorney's fees for Bank's attorney, shall be paid by Borrower.

            c. As to Parcel "D" Pelican Pointe:

               Contemporaneously with the delivery to Borrower of each partial release, Borrower shall prepay principal equal to THIRTY ONE THOUSAND SIX HUNDRED FIFTY THREE AND NO/100 DOLLARS ($31,653.00) per developed lot (the "Lot Release Price"). If the value or total amount funded changes materially, in the sole discretion of Bank, Bank reserves the right to modify the Lot Release Prices. Such change in Lot Release Price will be based on relative value of the collateral subject to the originally contemplated average Lot Release Price set forth above based on one hundred twenty percent (120%) accelerated lot release pricing.

            d. As to Parcel "F" Egret's Way:

               Contemporaneously with the delivery to Borrower of each partial release, Borrower shall prepay principal equal to NINETEEN THOUSAND THREE HUNDRED FORTY FIVE AND NO/100 DOLLARS ($19,345.00) per developed lot (the "Lot Release Price"). If the value or total amount funded changes materially, in the sole discretion of Bank, Bank reserves the right to modify the Lot Release Prices. Such change in Lot Release Price will be based on relative value of the collateral subject to the originally contemplated average Lot Release Price set forth above based on one hundred twenty percent (120%) accelerated lot release pricing.

         IN WITNESS WHEREOF, Borrower has executed and delivered this Mortgage as of the date stated above.

Signed, sealed and delivered
in the presence of:                TRANSEASTERN PEMBROKE VILLAGES, INC., A
                                   FLORIDA CORPORATION

_____________________________
Witness #1                         By ____________________________________(SEAL)
                                      Edward Falcone, Executive Vice President
_____________________________
Print Name

_____________________________      Address:
Witness #1
                                   3300 University Drive
_____________________________      Coral Springs, Florida 33065
Print Name


STATE OF FLORIDA      )
                      )ss
COUNTY OF BROWARD     )

         The foregoing instrument was acknowledged before me this ____ day of September, 1996, by EDWARD FALCONE, as Executive Vice President of TRANSEASTERN PEMBROKE VILLAGES, INC., a Florida corporation, by and on behalf the corporation. He is personally known to me and/or has produced
________________________________ as identification.

My Commission Expires:                      ___________________________________
                                            NOTARY PUBLIC STATE OF FLORIDA

                                            ___________________________________
                                            Print Name

This Instrument Prepared by:
Richard A. Wood, Esq.
Therrel Baisden & Meyer Weiss
1111 Lincoln Road, Ste. 500
Miami Beach, Florida  33139


Loan No.  91004439

                        REAL ESTATE MORTGAGE, ASSIGNMENT,
                             AND SECURITY AGREEMENT,
                                (THE "MORTGAGE")


DATE:      September ___, 1996

BORROWER:
           TRANSEASTERN PEMBROKE VILLAGES, INC., A FLORIDA CORPORATION 3300 University Drive
           Coral Springs, Florida 33065

BANK:
           CHASE FEDERAL BANK, F.S.B., A DIVISION OF NATIONSBANK, N.A. (SOUTH), a national banking association
           701 West Cypress Creek Road
           Suite 101
           Fort Lauderdale, FL 33309

AMOUNT OF INITIAL LOAN SECURED HEREBY: $3,400,000.00

MAXIMUM POSSIBLE PRINCIPAL DEBT, INCLUDING FUTURE ADVANCES, THAT MAY BE SECURED
HEREBY: $7,200,000.00

LAND: That certain parcel of Land commonly referred to as Parcel "D" - "Pelican Pointe" located within the NASHER PLAT as recorded in Plat Book 159 at Page 42, of the Public Records of Broward County, Florida, and as particularly described on Exhibit "A" attached hereto and incorporated herein by reference.

         1. MORTGAGE. In consideration of Ten Dollars ($10.00) and other valuable consideration received by Borrower, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby grants, bargains, sells, assigns, transfers, conveys and mortgages to Bank, its successors and assigns, to its own proper use and benefit forever, subject to the terms and conditions of this Mortgage, the real estate described above as the Land, together with:

            a. APPURTENANCES. The benefit of all easements and other rights of any nature whatsoever, if any, appurtenant to the Land or the Improvements, or both, the benefit of all rights-of- way, strips and gores of land, streets, alleys, passages, drainage rights, sanitary sewer and potable water rights, stormwater drainage rights, rights of ingress and egress to the Land and all adjoining property, and any improvements of Borrower now or hereafter located on any of such real property interests, water rights and powers, oil, gas, mineral and riparian and littoral rights, whether now existing or hereafter arising, together with the reversion or reversions, remainder or remainders, rents, issues, incomes and profits of any of the foregoing (the "Appurtenances").

            b. IMPROVEMENTS. All buildings, structures, betterments and other improvements of any nature now or hereafter situated in whole or in part upon the Land or on the Appurtenances, regardless of whether physically affixed thereto or severed or capable of severance therefrom (the "Improvements").

            c. TANGIBLE PROPERTY. All of Borrower's right, title and interest, if any, in and to all fixtures, equipment and tangible personal property of any nature whatsoever that is now or hereafter (i) attached or affixed to the Land, the Appurtenances, or the Improvements, or (ii) situated upon or about the Land, the Appurtenances and/or the Improvements, regardless of whether physically affixed thereto or severed or capable of severance therefrom, or (iii) used, regardless of where situated, if used, usable or intended to be used, in connection with any present or future use or operation of or upon the Land. The foregoing includes: all goods and inventory, all heating, air conditioning, lighting, incinerating and power equipment; all engines, compressors, pipes, pumps, tanks, motors, conduits, wiring, and switchboards; all plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating, and communications and public address apparatus; all signage and recreational amenities including, without limitation, swimming pools, exercise equipment, tennis courts, clubhouse furnishings or saunas; all boilers, furnaces, oil burners, vacuum cleaning systems, elevators and escalators; all stoves, ovens, ranges, disposal units, dishwashers, water heaters, exhaust systems, refrigerators, cabinets, and partitions; all rugs, draperies and carpets; all laundry equipment; all building materials; all furniture (including, without limitation, any outdoor furniture) , furnishings, office equipment and office supplies; and all additions, accessions, renewals, replacements and substitutions of any or all of the foregoing. The property interests encumbered and described by this paragraph are called the "Tangible Property" in this Mortgage.

            d. All rents, issues, incomes and profits in any manner arising from the Land, Improvements, Appurtenances or Tangible Property, or any combination thereof, including Borrower's interest in and to all leases of whatsoever kind or nature, licenses, franchises and concessions of or relating to all or any portion of the Land, Appurtenances, Improvements or Tangible Property,or the operation thereof, whether now existing or hereafter made, including all amendments, modifications, replacements, substitutions, extensions, renewals or consolidations thereof. The property interests encumbered and described in this subparagraph are called the "Rents" in this Mortgage.

            e. SECONDARY FINANCING. All of the Borrower's rights, power or privilege to further encumber any of the Collateral described in this paragraph 1, it being intended by this provision to divest Borrower of the power to encumber or to grant a security interest in any of the Collateral as security for the performance of an obligation, except for "Permitted Encumbrances," as defined in paragraph 5 herein.

            f. PROCEEDS. All proceeds of the conversion, voluntary or involuntary, of any of the property encumbered by this Mortgage into cash or other liquidated claims, or that are otherwise payable for injury to or the taking or requisitioning of any such property, including all judgments, settlements and insurance and condemnation proceeds as provided in this Mortgage.

            g. CONTRACT RIGHTS. All of Borrower's right, title and interest in and to any and all contracts or leases, written or oral, express or implied, now existing or hereafter entered into or arising, in any matter related to the improvement, use, operation, sale, conversion or other disposition of any interest in the Land, Appurtenances, Improvements, Tangible Property or the Rents, or any combination thereof, including all tenant leases, sales contracts, payments due and to become due thereunder; and including, without limitation, contracts pertaining to maintenance, on-site security service, elevator maintenance, landscaping services, building or project management, marketing, leasing, sale and janitorial services; Borrower's interest as lessee in equipment leases, including telecommunications, computers, vending machines, model furniture, televisions, laundry equipment; and Borrower's interests in construction contracts or documents (including architectural and engineering drawings and plans and specifications relating to the Improvements), service contracts, use and access agreements, advertising contracts and purchase orders. The property interest encumbered and described in this paragraph are called the "Contract Rights" in this Mortgage. Notwithstanding the foregoing, Bank will not be bound by any of Borrower's obligations under any of the foregoing contracts unless and until Bank elects to assume any of such contracts or leases in writing.

            h. NAME. All right, title and interest of Borrower in and to all trade names, project names, logos, service marks, trademarks, goodwill, and slogans now or hereafter used in connection with the operation of the Mortgaged Property except the name of Transeastern Properties, Inc., a Florida corporation, f/k/a Transeastern Properties of South Florida, Inc., a Florida corporation.

            i. OTHER INTANGIBLES. All contract rights, commissions, money, deposits, certificates of deposit, letters of credit, documents, instruments, chattel paper, accounts, and general intangibles [as such terms from time to time are defined in the Uniform Commercial Code as adopted by the State of Florida (the "Uniform Commercial Code"], in any manner related to the construction, use, operation, sale, conversion or other disposition (voluntary or involuntary) of the Land, Appurtenances, Improvements, Tangible Property or Rents, including all construction plans and specifications, architectural plans, engineering plans and specifications, permits, governmental or quasi-governmental approvals, licenses, developer rights, vested rights under any Planned Unit Development or Development of Regional Impact or other project, zoning, or land use approval, insurance policies, rights of action and other choice in action.

            The Land, Appurtenances, Improvements and Tangible Property are collectively referred to as the "Mortgaged Property" in this Mortgage. The portion of the property encumbered by this Mortgage that from time to time consists of intangible personal property, except for the Rents, is called the "Intangible Property" in this Mortgage. The Mortgaged Property, Rents, Intangible Property and any other property interests encumbered hereby are hereinafter referred to collectively as the "Collateral". Wherever used in this Mortgage, the use of the terms, "Mortgaged Property," "Rents", "Intangible Property", and "Collateral" means and includes all or any portion thereof applicable to the context.

            Notwithstanding the grant of Borrower's interest in the Rents and Contract Rights above, so long as no Default shall exist hereunder or under any of the other Loan Documents, Borrower shall have a license to collect and receive all incomes arising from the operation, ownership, and maintenance of the Mortgaged Property, Rents and Contract Rights, but not more than one (1) month prior to accrual.

         2. SECURITY AGREEMENT. To the extent any of the Collateral encumbered by this Mortgage from time to time constitutes personal property subject to the provisions of the Uniform Commercial Code, this Mortgage constitutes a "Security Agreement" for all purposes under the Uniform Commercial Code. Without limitation, Bank, at its election, upon the occurrence of a Default under this Mortgage, will have all rights, powers, privileges and remedies from time to time available to a secured party under the provisions of the Uniform Commercial Code with respect to the Collateral. The names and addresses of debtor and secured party are as shown for Borrower and Bank, respectively, on the signature pages hereof. The remedies for any Default under the covenants, terms, and conditions of the security agreement herein contained shall be (i) as prescribed herein, or (ii) as prescribed by general law, or (iii) as prescribed by the specific statutory provisions now or hereafter enacted and specified in the Uniform Commercial Code, all at Bank's sole election. Borrower and Bank agree that the filing of financing statements in the records normally having to do with personal property shall never be construed as in anywise derogating from or impairing this declaration and hereby stated intention of Borrower and Bank that everything used in connection with the production of income from the Collateral or adapted for use therein or which is described or reflected in this Mortgage, is, and at all times and for all purposes and in all proceedings both legal or equitable shall be, regarded as part of the real estate irrespective of whether (i) any such item is physically attached to the Improvements, (ii) serial numbers are used for the better identification of certain items capable of being thus identified in a recital contained herein, or (iii) any such item is referred to or reflected in any financing statement(s) so filed at any time. Similarly, the mention in any financing statement of the rights in, or the proceeds of, any fire, hazard or liability insurance policy, or any award in eminent domain proceedings for a taking or for loss of value, or Borrower's interest as lessor in any present or future lease, or rights to income growing out of the use of the Mortgaged Property, whether pursuant to a lease or otherwise, shall not be construed as altering any of Bank's rights as determined by this Mortgage, or otherwise available at law or in equity, or impugning the priority of this Mortgage or the Loan Documents, or both, but such mention in any financing statement is declared to be for Bank's protection if, as, and when any court holds that notice of Bank's priority of interest, to be effective against a particular class of persons, including the federal government and any subdivisions or entities of the federal government, must be perfected in the manner required by the Uniform Commercial Code.

         Borrower covenants and agrees that Borrower will furnish Bank with notice of any change in name, identity, organizational structure, mailing address, residence, or principal place of business thirty (30) days prior to the effective date of any such change. Borrower will promptly execute any financing statements or other instruments deemed necessary by Bank to prevent any filed financing statement from becoming misleading or losing its perfected status or to reinstate any lapsed financing statement.

         3. AFTER-ACQUIRED PROPERTY. Without the necessity of any further act of Borrower or Bank, the lien of and security interest created by this Mortgage automatically will extend to and include (i) any and all renewals, replacements, substitutions, accessions, proceeds, products, additions or after-acquired property or to the Collateral, and (ii) any and all monies, proceeds and other property that from time to time, either by delivery to Borrower or by any instrument (including this Mortgage) may be subjected to such lien and security interest by Borrower or by anyone on behalf of Borrower, or with the consent of Borrower, or which otherwise may come into the possession or otherwise be subjected to the control of Bank or Borrower pursuant to this Mortgage or the other Loan Documents.

         4. DEBT. Borrower is justly indebted to Bank in the principal amount indicated above (or so much as may be advanced to Borrower by Bank from time to time), as evidenced by that certain Promissory Note in the original principal amount of THREE MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($3,400,000.00), of even date herewith, made by Borrower, payable to the order of Bank and maturing as stated in said Notes, unless such maturity is accelerated or extended (as provided in said Notes) , which Notes, together with any and all renewals, replacements, extensions, modifications, substitutions, future advances, and any and all other certificates or evidence of indebtedness evidenced by said Notes are herein called the "Note".

         Borrower's obligations described below are secured, among other things, by the collateral described in this Mortgage, which term includes any and all amendments, extensions, renewals, replacements, substitutions, modifications and consolidations of this Mortgage, and may also from time to time be secured by other collateral described in written documents. The Mortgage and such other documents as may exist on the date hereof or may exist hereafter are referred to as the "Security Documents," which term, as defined in the Note, includes any and all financing statements, letters of credit, assignments, agreements, supplements, and riders made and delivered in connection with the Note and this Mortgage, and any and all amendments, modifications, extensions, renewals, replacements, substitutions and consolidations thereof or thereto. The Security Documents, the Note and the Loan Agreement between Borrower and Bank are referred to collectively as the "Loan Documents". The Loan evidenced by the Note and secured by this Mortgage is to be disbursed in accordance with the terms and provisions of a Loan Agreement of even date herewith between Borrower and Bank (the "Loan Agreement"). The Note, the Mortgage and the Loan Agreement shall always be taken and read together as constituting part of one transaction. All sums disbursed pursuant to the terms of the Loan Agreement shall be secured by this Mortgage with the same priority as if advanced on the date hereof.

         The obligations of Borrower secured by the Security Documents arising pursuant to the Loan Documents are as follows and are called the "Debt" in this Mortgage and the other Loan Documents:

            a. NOTE. Borrower's payment of all sums due from time to time as evidenced by the Note; and

            b. LOAN DOCUMENTS. Borrower's payment or performance of all obligations imposed upon Borrower by the Loan Documents; and

            c. ADVANCES. All sums advanced by Bank to or for the benefit of Borrower in the manner provided in the Loan Documents, or for the protection of the Security of the Collateral, including, without limitation, all sums advanced pursuant to this Mortgage, including advances for repairs, maintenance, insurance, taxes, or assessments; and

            d. COSTS. All costs, expenses, losses, damages and other charges sustained or incurred by Bank because of: (i) Borrower's Default in payment or performance, as the case may be, of any provision contained in the Loan Documents; (ii) defense of actions instituted by Borrower or a third party against Bank arising out of or related to the Loan, or in the realizing upon, protecting, perfecting, defending, or (iii) actions brought or defended by Bank enforcing Bank's security interest in the Collateral. All of these costs and expenses include reasonable attorneys' fees, paralegals' fees, or legal assistants' fees, whether incurred with respect to collection, litigation, bankruptcy proceedings interpretation dispute, negotiation, trial, appeal, defense of actions instituted by a third party against Bank, or enforcement of any judgment based on the Loan Documents, whether or not suit is brought to collect such amounts or to enforce such rights or, if brought, is prosecuted to judgment.

            e. LETTERS OF CREDIT. All sums advanced by Bank for the benefit of Borrower under any other instrument or otherwise, including, without limitation, any amounts paid by Bank under any letters of credit issued by Bank for the benefit of Borrower.

            f. MISCELLANEOUS EXPENSES. All costs and expenses incurred by Bank in connection with the Loan, whether prior to or at closing or during the term thereof, including, without limitation, loan origination fees, commitment fees, extension fees, title insurance search fees, premiums and endorsement fees, hazard and other insurance required by the Loan Documents, pre-closing and post-closing appraisals, appraisal reports or opinions of value, surveys, brokerage commissions and claims of brokerage in connection with the Loan, ad valorem and personal property taxes, documentary stamp taxes and intangible taxes, attorneys' fees, consultant fees, architect's and engineer's fees, construction consultant's fees, environmental surveys or assessments, and recording charges.

            g. INDEMNITIES. All costs, expenses, and amounts arising under or pursuant to any indemnity contained within the Loan Documents or in any separate agreement executed by Borrower in favor of Bank including, without limitation, the Hazardous Substance Certificate and Indemnifica- tion Agreement (the "Indemnity").

         5. TITLE WARRANTIES. Subject to the Permitted Encumbrances (as hereinafter defined) , Borrower covenants with Bank that: (i) Borrower is indefeasibly seized of the Land and Improvements in fee simple, has good and marketable title to the Collateral and has full power, lawful right and authority to convey the same in fee simple and to grant Bank a perfected first lien security interest in the Collateral, and (ii) the Collateral is free and clear of all liens, encumbrances, restrictions, and security interests of any nature except for those permitted encumbrances which Bank has previously approved, as set out in Schedule B of the title insurance policy and endorsements insuring this Mortgage, which are referred to as "Permitted Encumbrances" in this Mortgage.

         6. LIENS. Except as otherwise provided in the Loan Agreement, Borrower will not create or permit to be created, or to remain, and will promptly discharge at Borrower's expense any and all liens or encumbrances upon, or security interests in, the Collateral, or any combination thereof, whether consensual, common law, statutory, voluntary, involuntary, or arising by operation of law, except Permitted Encumbrances. Notwithstanding the foregoing, and except for any construction liens, Borrower may contest the amount, validity and enforceability of any involuntary or nonconsensual lien, encumbrance or security interest, including those arising by operation of law, in the manner provided in paragraph 8 below. Except as otherwise provided in the Loan Agreement, if any construction lien is filed against the Mortgaged Property, Borrower agrees to discharge or otherwise remove such lien by bond or otherwise, within thirty (30) days of imposition of same, but may thereafter contest the amount or validity of such lien as provided in paragraph 8 below.

         7. TAXES AND OTHER IMPOSITIONS. Borrower will pay or cause to be paid, prior to any delinquency in (i) all property taxes, assessments, water, sewer, utility and other rents, rates and charges, including all excises, taxes, levies, license fees, permit fees, impact fees, connection fees, and other fees and charges, whether general or special, ordinary or extraordinary, foreseen or unforeseen, that may be assessed, levied or imposed upon the Collateral, or otherwise arising with respect to the occupancy, use, possession or disposition thereof, whether or not the failure to pay the same might result in the creation of a lien upon the Collateral, or any combination thereof; (ii) all franchise, excise and other taxes, fees and charges assessed, levied or imposed with respect to Borrower's right to do business in the State of Florida and the political subdivisions thereof; (iii) all taxes and fees (except for Bank's state and federal income taxes) that may be levied by the United States of America or any state or political subdivision thereof, upon Bank or Borrower in connection with or upon the Loan Documents, or the Debt or its payment, or collection, or any combination thereof (including all documentary stamp taxes and intangible taxes plus any penalties and interest charged for the late payment of any such taxes); and (iv) except as otherwise provided in the Loan Agreement, all lawful claims and demands of contractors, subcontractors, mechanics, laborers, materialmen and other lienors which, if unpaid, might result in the creation of a lien upon the Collateral. The sums payable under this paragraph are called "Impositions". Nothing contained in this paragraph will require the payment of any Imposition so long as the amount, validity or enforceability thereof is contested by appropriate proceedings as provided in paragraph 8 below. With respect to state and local real and tangible personal property taxes, however, Borrower will pay same and will furnish Bank with copies of the receipts for each such payment without demand prior to April 30th of each year of the Loan and any contest of the same must be by a suit or other proceeding for a refund. With respect to all other Impositions, Borrower will furnish Bank with proof of such payment upon demand. If any payment required to be made by Borrower by this paragraph is prohibited by law, with the result that Bank becomes liable for its payment, then the Debt will immediately become due and payable, at Bank's option.

         8. CONTESTS. Borrower may contest, by any and all appropriate administrative, trial or appellate proceedings, or any combination thereof, and in Bank's name, if required by law, the amount, validity, enforceability or application of any Imposition that Borrower is required to pay or perform to any person or entity other than Bank by any provision of this Mortgage or the other Loan Documents if and only for so long as: (i) Borrower notifies Bank in writing of its intent to contest the Imposition; (ii) such contest suspends the collection or enforcement of the item(s) contested; (iii) no part of the Collateral will be subject to loss, sale or forfeiture before final determination of any such contest; (iv) neither Borrower nor Bank will be subject to any criminal liability; (v) Borrower furnishes such security as may be required by law in connection with each such contest; (vi) the value, usefulness and marketability of the Collateral will not be adversely impaired by any such contest; (vii) Borrower otherwise continues to pay and perform, as the case may be, the Debt and Borrower's obligations under this Mortgage; (viii) Borrower otherwise is not in Default under any provision of the Loan Documents;
(ix) each such contest is continuously prosecuted diligently to final determination; (x) Borrower pays or causes to be paid, and defends, indemnities and holds Bank harmless of and from any and all losses, judgments, decrees and costs (including all reasonable attorneys, fees) incurred in connection with each such contest; (xi) Borrower, promptly following final determination of each such contest, fully pays and discharges all amounts that may be levied, assessed, charged, imposed or otherwise determined to be payable, together with all penalties, fines, interests, costs and expenses, and otherwise complies with such final determination, at Borrower's sole cost and expense; (xii) Borrower furnishes Bank with such security as Bank reasonably may require to assure Borrower's compliance with all of the foregoing requirements, and (xiii) such liens are not filed against the Mortgaged Property pursuant to Chapter 713, Florida Statutes, in which event such liens must be discharged or transferred to bond pursuant to paragraph 6 above before Borrower contests such liens except as otherwise provided in the Loan Agreement. So long as Borrower complies with the foregoing and Bank is promptly reimbursed for all costs and expenses incurred, Bank will cooperate with Borrower in connection with any such contest.

         9. INSURANCE. Until the Debt shall have been discharged by Borrower, Borrower shall maintain, at Borrower's cost and expense, the following insurance coverages in full force and effect at all times:

             a. HAZARD INSURANCE. Borrower shall keep the Tangible Property and Improvements which now or hereafter may constitute part of the Mortgaged Property insured at all times against loss or damage by fire and other hazards included within the term "all risk" or "extended coverage" and against such other hazards as Bank may require in the full insurable value thereof (or such lesser amount as Bank may authorize in writing) , with an insurer satisfactory to Bank. Such policy shall include a Replacement Cost and Agreed Amount/Stipulated Value Endorsement and a Sinkhole Endorsement, if deemed necessary by Bank.

             b. LIABILITY INSURANCE. Borrower will obtain and keep in full force a "Broad Form Comprehensive General Liability" insurance coverage for both Borrower and any contractor performing services to the Mortgaged Property in the minimum coverage amount of TWO MILLION AND NO/DOLLARS ($2,000,000.00) per occurrence for bodily injury and One Hundred Thousand Dollars ($100,000.00) per occurrence for property damage.

             c. FLOOD INSURANCE. If at any time the Land or any portion thereof is located in a "Flood Hazard Area" pursuant to the Flood Disaster Protection Act of 1973 or any successor or supplemental act thereto, flood insurance in the maximum amount available or such other amount as Bank may reasonably request;

             d. BUILDER'S RISK INSURANCE. An "All risk", non-reporting, completed value builder's risk insurance policy in an amount not less than loan amount on a per unit basis which policy shall include Agreed Amount, Replacement Cost, Permit to occupy and Vandalism/Malicious Mischief Endorsements.

             e. OTHER INSURANCE. Machinery insurance, worker's compensation insurance, wind damage insurance, and other insurance coverages as Bank may reasonably require.

         The policy or policies of insurance shall (i) be from companies and in coverage amounts acceptable to Bank, (ii) contain a standard mortgagee clause in favor of Bank naming Bank as a mortgagee and including a lender's loss payee clause in such policy, as applicable (iii) not be terminable or modified without thirty (30) days, prior written notice to Bank, and (iv) be evidenced by original policies or certified copies of policies deposited with Bank, as Bank may elect, to be held by Bank until the Debt shall have been fully paid and discharged. Borrower shall furnish Bank satisfactory evidence of payment of all premiums required and similar evidence of renewal or replacement coverage not later than thirty (30) days prior to the date any coverage will expire.

         Each insurance policy or endorsement required herein shall be written by an insurer having a rating not less than "A-XI" Best's Rating according to the most current edition of Best's Key Rating Guide as determined at the time of the initial policy and at all times during the term hereof. All policies shall indicate that notices related to such insurance shall be sent to Bank at:

                        Chase Federal Bank, a Federal Savings Bank, a Division of NationsBank, N.A. (South)
                        Suite 101 701 West Cypress Creek Road
                        Ft. Lauderdale, FL 33309
                        Attn: Loan Administration Section,
                        Real Estate Banking Group

         If any loss occurs with respect to the Mortgaged Property, Bank is hereby appointed attorney-in-fact for Borrower to make proof of loss if Borrower fails to make the same punctually, and to give a receipt for any proceeds collected under such policies. Borrower will promptly give written notice to Bank of any loss or damage greater than ONE THOUSAND AND NO/100 DOLLARS ($1,000.00) per Unit or TWENTY FIVE THOUSAND AND NO/100 DOLLARS ($25,000.00) cumulatively to the Mortgaged Property, and will not adjust or settle any such loss without Bank's prior written consent, which consent shall not be unreasonably withheld or delayed. Upon any Default by Borrower under this Mortgage, all right, title and interest of Borrower in and to all such insurance policies then in force, including any and all unearned premiums and existing claims, will inure to Bank, which, at its option, and as attorney-in-fact for Borrower, may then make, settle and give binding acquittances for claims under all such policies, and may assign and transfer such policies or cancel or surrender them, applying any unearned premium in such manner as Bank may elect. The foregoing appointment of Bank as attorney-in-fact for Borrower is coupled with an interest, and is irrevocable. Notwithstanding the occurrence of any casualty or the availability of any insurance proceeds, Borrower will pay the Debt in the manner required by the Loan Documents.

         10. CONDEMNATION. If all or any part of the Collateral, or any interest therein or right accruing thereto, is taken as a result of, or in lieu or in anticipation of, the exercise of the right of condemnation or eminent domain, or by reason of the temporary requisition of the use or occupancy of the Mortgaged Property, in any event by any government or quasi-governmental authority, civil or military, or any other party entitled to exercise such powers by law, general or special, or is devalued or otherwise adversely affected by any of the foregoing actions, all proceeds payable with respect to any such action are assigned to Bank and shall be paid to Bank. Bank shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid. The proceeds of any award or compensation so received shall, at the option of the Bank, either be applied to the payment of the Debt or be paid over to the Borrower for the restoration of the Improvement. Borrower, immediately upon obtaining knowledge of the institution or threatened institution, of any proceedings for the Mortgaged Property, or any part thereof, by condemnation or eminent domain, will notify the Bank of the pending of such proceedings. Bank shall have the right to intervene and participate in any proceedings for and in connection with any taking referred to in this section. Borrower shall not enter into any agreement for the taking of the Mortgaged Property or any part thereof with any person or persons authorized to acquire the same by condemnation or eminent domain, unless the Bank shall have consented thereto in writing. Any of the foregoing actions are sometimes called a "condemnation" or "taking" in this Mortgage and the other Loan Documents. Such proceeds include, without limitation, severance damages, damages arising from the change of grade of any street or the access thereto, the taking of air rights and damages caused by noise, pollutants and other emissions. Notwithstanding any such taking or other injury or decrease in value, or the availability of any proceeds for any of the foregoing, Borrower shall continue to pay the Debt in the manner required by the Loan Documents. Bank's rights under this paragraph will survive the foreclosure or other enforcement of this Mortgage, and Bank will have the right to receive and retain all proceeds to the extent of any deficiency which exists upon such foreclosure or other enforcement, together with legal interest thereon, and to the extent of the reasonable counsel fees, costs and disbursements incurred by Bank in connection with the collection of such proceeds. Such right shall exist whether or not a deficiency judgment shall have been sought or recovered or denied upon the Note. The remaining balance of such proceeds, if any, will inure to the benefit of the party entitled thereto by applicable law. Notwithstanding the foregoing, if Bank uses the net proceeds of the condemnation to reduce the principal balance owed under the Note, Bank will thenceforth allow those funds to be disbursed to the Borrower in accordance with the Loan Agreement.

         11. APPLICATION OF INSURANCE PROCEEDS AND AWARDS. The Borrower will promptly give the Bank written notice of any damage to or destruction of the Mortgaged Property or any part thereof, generally describing the nature and extent of such damage or destruction and the Borrower's best estimate of the cost of restoring the Mortgaged Property. The Bank shall be entitled to all insurance proceeds payable on account of such damage or destruction and the Borrower hereby irrevocably assigns, transfers and sets over to the Bank all rights of the Borrower to any such proceeds or payments and irrevocably authorizes and empowers the Bank, at its option and in its sole and absolute discretion, in the name of the Borrower or otherwise, to file and prosecute what would otherwise be the Borrower's claim for any such proceeds or payment and to collect, receipt for and retain the same for disposition in accordance with this Section. The Bank may, at its sole option, apply all amounts recovered under any insurance policy required to be maintained by the Borrower hereunder in any one or more of the following ways: (a) to the payment of the reasonable costs and expenses incurred by the Bank in obtaining such insurance proceeds, including the fees and expenses of attorneys and insurance and other experts and consultants, the costs of litigation, arbitration, mediation, investigations and other judicial, administrative or other proceedings and all other out-of-pocket expenses; (b) to the payment of any of the Debt other than indebtedness with respect to the Note at the time outstanding; (c) to the payment of the principal of the Note and any interest accrued and unpaid thereon, without regard to whether any portion or all of such amounts shall be matured or unmatured, together with interest at the default interest rate on any overdue principal and (to the extent permitted by applicable law) interest; and, in case such amount shall be insufficient to pay in full all such amounts, then such amounts shall be applied, FIRST, to the payment of all amounts of interest accrued on the Note and unpaid, without preference or priority of any payment of interest over any other payment of interest or of any other Note, and, SECOND, to the payment of all amounts of principal at the time outstanding, without preference or priority of any installment or amount of principal over any other installment or amount of principal or of any Note over any other Note, but otherwise in such manner and order as the Bank shall in its sole discretion determine; (d) to fulfill any of the other covenants contained herein as the Bank may determine; (e) release to the Borrower for application to the cost of restoring the Mortgaged Property; or (f) release to the Borrower. In the event of a foreclosure of this Mortgage, the purchaser of the Mortgaged Property shall succeed to all the rights of the Borrower including any right to unearned premiums, in and to all policies of insurance assigned and delivered to the Bank. Notwithstanding the foregoing, if Bank uses the net proceeds of the insurance proceeds or awards to reduce the principal balance owed under the Note, Bank will thenceforth allow those funds to be disbursed to the Borrower in accordance with the Loan Agreement. Notwithstanding anything in this paragraph to the contrary, if the Bank has elected to apply proceeds to the Debt, Bank will re-disburse said proceeds in accordance with the Loan Agreement.

         12. MAINTENANCE, REPAIRS, AND RECONSTRUCTION.

             a. MAINTENANCE AND REPAIRS. Borrower, at its sole cost and subject to Bank's satisfaction, shall make all repairs, renewals, replacements, servicing and reconstruction that are necessary to maintain the Mortgaged Property in good order, condition and repair. Immediately following the occurrence of any casualty or other loss, Borrower promptly will undertake all restoration required or desirable and will pursue it diligently to completion. The foregoing shall be accomplished by the Bank funding the insurance proceeds it receives from the insurer to the Borrower under the terms and conditions of the Loan Agreement for the construction of individual Units. Borrower shall (i) not strip, waste, remove or demolish any portion of the Mortgaged Property, nor suffer or permit any such action; (ii) promptly comply with all laws, governmental regulations and public or private restrictions or easements, or both, of any kind affecting the Mortgaged Property or requiring any alterations or improvements to be made thereon, and (iii) not commit, suffer or permit any act upon the Mortgaged Property in violation of any law, subject to Borrower's right' to contest the same in good faith to conclusion, as provided in paragraph 8 of this Mortgage. If any public agency or authority requires or commences any proceedings for the demolition or removal, or both, of any improvements or portions thereof comprising the Mortgaged Property due to non-compliance with health, safety, fire or building codes, then, unless Borrower undertakes to contest such action in the manner provided in paragraph 8 above and pursues such contest to a successful conclusion, such action will constitute a Default under this Mortgage. Borrower will not, without Bank's prior written consent, (i) make any material alterations, additions or improvements of or to the Mortgaged Property unless required by the Loan Agreement; (ii) make any material change in the general nature of the use or occupancy of the Mortgaged Property;
         (iii) institute or join or acquiesce in any action to change the existing zoning or land use classification of the Mortgaged Property, or (iv) grant easements or licenses affecting the use or operation of the Mortgaged Property. Bank and any persons authorized by Bank may enter the Mortgaged Property at all reasonable times without prior notice for inspections or for any other lawful purpose. If Borrower fails to comply with the requirements of this paragraph, then Bank, without waiving the option to foreclose, may take some or all measures Bank reasonably deems necessary or desirable for the maintenance, repair, preservation or protection of the Mortgaged Property, and any expenses reasonably incurred by Bank in so doing shall become part of the Debt secured hereby, and shall, at the option of Bank, become immediately due and payable, and shall bear interest at the Default Rate specified in the Note. Bank shall have no obligation to care for or maintain the Mortgaged Property, or, having taken some measures therefor, to continue same or take other measures.

            b. RECONSTRUCTION. The Borrower after receipt of net insurance proceeds from Bank funded in accordance with the Loan Agreement shall promptly repair, restore, replace or rebuild any part of the Mortgaged Property, now or hereafter encumbered by this Mortgage which may be affected by any condemnation proceeding or which may otherwise become damaged, destroyed, lost or unsuitable for use. In the event the Mortgaged Property or any part thereof if damaged or destroyed by fire or other casualty, the Borrower shall immediately notify the Bank, in writing, of such damage or destruction. The Borrower shall not cause or permit anything to be done which would or could increase the risk of fire or other hazard to the Mortgaged Property, or any part thereof, or which would or could result in an increase in any insurance premiums payable with respect to the Mortgaged Property, or which would or could result in the cancellation of any insurance policy carried with respect to the Mortgaged Property. No part of the Mortgaged Property, including, but not limited to, any building, structure, water system, sewer system, parking lot, driveway, landscape scheme, timber or other ground improvement, equipment or other property, now or hereafter mortgaged, shall be removed, demolished or materially altered without the prior written consent of the Bank. No top soil, sand, sod, loam, clay or gravel shall be mined, stripped, or removed from the Mortgaged Property without the written consent of the Bank. However, this shall not prevent or restrict removal of any such materials taken for excavation necessary to construct a basement, cellar or foundation footings for the erection of a building or buildings for which a building permit or permits has or have first been issued by the governmental authority having jurisdiction thereof; or for the construction of roadways or the Improvements constructed in accordance with plans approved by the governmental authorities having jurisdiction thereof in accordance with the Loan Agreement; provided, nevertheless, that in the event the required removals become so extensive, as determined by the Bank, as to create profit by sale of the removed portion of the Mortgaged Property, said sums shall inure to the benefit of the Bank to be applied as the Bank so directs, to the reduction of the Debt.

         13. ADVANCES. If Borrower Defaults in the observance or performance of any of the provisions of the Loan Documents, including but not limited to obtaining and maintaining insurance pursuant to paragraph 9, paying Impositions pursuant to paragraph 7, and maintaining the Mortgaged Property pursuant to paragraph 12, then Bank, without waiving or otherwise impairing any other of its rights or remedies, at its sole option and without obligation to do so, and without demand upon Borrower, may make any such payment or take such action as Bank deems necessary or appropriate to correct such Default, or to protect the security of the Collateral encumbered by the Loan Documents. All payments so made, together with all costs and expenses so incurred, will be added to the principal amount due under the Note and thereafter will bear interest at the rate then payable as provided for in the Note, and will be secured by the lien and security interest granted by the Security Documents. For the foregoing purposes, Bank is authorized to (a) enter upon the Mortgaged Property; (b) appear in and defend any action or proceeding purporting to affect the security of this Mortgage or the rights or powers of Bank hereunder; (c) pay, purchase, contest or compromise any encumbrance, charge or lien that in the reasonable judgment of Bank appears to adversely affect the Collateral; and (d) take whatever action Bank, in its discretion, deems necessary or appropriate in exercising any such powers. Notwithstanding the foregoing, Borrower immediately, upon Bank's demand, will pay all sums so expended by Bank with interest as stated above.

         14. BOOKS AND RECORDS. Borrower, at all times, will keep proper books of record and account in which full, true and correct entries will be made of its transactions with respect to the Collateral in accordance with generally accepted accounting principles, consistently applied, and which will properly and correctly reflect all items of income and expense in connection with the operation of the" Collateral, regardless of whether such income or expense is realized by Borrower or any other person or entity whatsoever. Bank will have the right from time to time during normal business hours to examine all such books, records and accounts at Borrower's office or at the office of such other person as maintains them, and to make such copies or extracts as Bank may desire, at Borrower's expense.

         15. TAXATION OF MORTGAGE. In the event of the passage after the date of this Mortgage of any federal, state or local law deducting from the value of real property for the purpose of ad valorem taxation any lien thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for federal, state or local purposes, or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on any or all of the Loan Documents, Bank shall have the right to declare the Debt due on a date to be specified by not less than sixty (60) days' written notice given to Borrower by Bank; provided, however, that such election shall be ineffective if Borrower is permitted by law to pay the whole of such tax in addition to all other payments required hereunder, and if Borrower, prior to such specified date, does pay such tax and agrees to pay any such tax (excluding, however, all taxes on the income of Bank) when thereafter levied or assessed, and such agreement shall constitute a modification of this Mortgage. Notwithstanding any provision in this paragraph to the contrary, Borrower may contest the matters described herein per the procedures set forth in paragraph 8 above.

         16. ASSIGNMENT OF RENTS, LEASES, PROFITS AND CONTRACT RIGHTS. Pursuant to paragraph 1 of this Mortgage, Borrower has irrevocably assigned and set over unto Bank all right, title, and interest of Borrower in and to the Rents and Contract Rights (including all leases and sales contracts now or hereafter existing relating to the Mortgaged Property) as security for the Debt, together with the right to collect and enforce the same; provided, however, so long as there shall be no Default under the Loan Documents, Borrower has been granted a license to collect and receive all Rents assigned hereunder in accordance with paragraph 1. Neither these assignments nor Bank's enforcement of the provisions of these assignments (including the receipt of the Rents) will operate to subordinate the lien of this Mortgage to any of the rights of any lessee or purchaser under any lease or sales contract of the Mortgaged Property, or to subject Bank to any liability to any such lessee or purchaser for the performance of any obligations of Borrower under any such lease or sales contract unless and until Bank agrees to such subordination or assumes such liability by an appropriate written instrument. All right, title and interest of each such lessee or purchaser in and to the Mortgaged Property, whether arising by virtue of any such lease, contract or otherwise, at all times will be and remain subject, subordinate and inferior to the lien of this Mortgage and all rights, remedies, powers and privileges of Bank arising under or by virtue of any of the Loan Documents. The assignments of Rents and Contract Rights (including leases) contained in this Mortgage are intended to provide Bank with all the rights and remedies of mortgagees pursuant to Section 697.07, Florida Statutes, as may be amended from time to time. However, in no event shall this reference diminish, alter, impair, or affect any other rights and remedies of Bank. Notwithstanding the foregoing, if Borrower shall have executed an Assignment of Rents constituting one of the Loan Documents, such Assignment of Rents is hereby incorporated herein by reference and shall control if in conflict with the provisions of this Mortgage.

         17. LEASES AFFECTING MORTGAGED PROPERTY. The assignments contained in paragraph 1 shall not be deemed to impose upon Bank any of the obligations or duties of Borrower provided in any lease affecting the Mortgaged Property (including, without limitation, any liability under the covenant of quiet enjoyment contained in any lease in the event that any tenant shall have been joined as a party defendant in any action to foreclose this Mortgage and shall have been barred and foreclosed thereby of all right, title and interest and equity of redemption in the Mortgaged Property or any part thereof), and Borrower will comply with and observe its obligations as landlord under all leases affecting the Mortgaged Property or any part thereof. Borrower has a license to collect the Rents, but shall not accept payment of rent more than one month in advance without the prior written consent of the Bank, and only so long as there is no Default hereunder or under the other Loan Documents. Borrower shall receive the Rents in trust on Bank's behalf, and Borrower covenants to apply same to the payment of taxes and assessments upon the Mortgaged Property, to the cost of insurance and maintenance and repairs, and to the payment of the Debt, before using any part of the Rents for any other purpose.

         Prior to a Default hereunder and demand by Bank for delivery of security deposits held by Borrower or any agent of Borrower to Bank or its designee, Borrower shall maintain all security deposits pursuant to the leases in a separate, identifiable account deposited with Bank, or any other institution acceptable to Bank, and in accordance with all applicable laws and regulations. Upon delivery of such security deposits to Bank, or upon Bank's enforcement of its security interest in such deposits, Bank shall hold such security deposits pursuant to the terms of the leases in respect of which such deposits were obtained by Borrower and in accordance with applicable law; provided, however, in no event shall Bank be liable to any lessee of any part of the Mortgaged Property for the return of any security deposit in any amount in excess of the amount delivered to Bank by Borrower. Any security deposits held by Bank shall not bear interest unless required by applicable law.

         Borrower will: (a) not collect any of the Rents arising or accruing under any lease in advance of the time when the same shall become due, other than as required to be paid in advance by the terms of any lease, but in no event more than one (1) month in advance; (b) not pledge, transfer, mortgage or otherwise encumber or assign any of Borrower's interest in the leases or any Rents arising or accruing therefrom; (c) not waive, excuse, condone, discount, set-off, compromise, or in any manner release or discharge any tenant thereunder of and from any obligations, covenants, conditions and agreements by said tenant to be kept, observed and performed, including the obligation to pay the rents thereunder, in the manner at the place and time specified therein; (d) not cancel, terminate or consent to any surrender of any lease, nor modify, alter or change any of the terms thereof without the prior written consent of Bank; (e) not consent to any assignment of or subletting under any lease, whether or not in accordance with the terms thereof, without the prior written consent of Bank; and (f) not enter into, execute or deliver any leases without the prior written consent of Bank.

         In the event any tenant of the Mortgaged Property should be the subject of any proceeding under the Federal Bankruptcy Code, as amended from time to time, or any other federal, state or local statue which provided for the possible termination or rejection of any of the leases assigned hereby, Borrower covenants and agrees that if any of the leases is so terminated or rejected, no settlement for damages shall be made without the prior written consent of Bank, and any check in payment of damages for termination or rejection of any such lease will be made payable both to Borrower and Bank. Borrower hereby assigns any such payment to Bank and further covenants and agrees that upon the request of Bank, it will duly endorse to the order of Bank any such check, the proceeds of which will be applied to that portion of the Debt as Bank may elect.

         From time to time, Borrower agrees to obtain tenant estoppel certificates from each tenant of the Mortgaged Property containing such information as may be reasonably requested by Bank.

         18. DEFAULT. The occurrence of any of the following (time being of the essence as to this Mortgage and all of its provisions) constitutes a "Default" by Borrower under this Mortgage, and, at the option of Bank, under the other Loan Documents:

             a. SCHEDULED PAYMENT. Borrower's failure to make any payment required under the Note when due or within any applicable grace period.

             b. MONETARY DEFAULT. Borrower's failure to make any other payment required by this Loan Agreement or the other Loan Documents when due.

             c. OTHER. Borrower's failure to perform any other obligation imposed upon Borrower by this Loan Agreement or any other Loan Document within thirty (30) days after the date when performance is due. This provision shall not be construed to provide Borrower with any grace period in complying with any obligations imposed on Borrower by the terms of the Loan Documents. Notwithstanding the foregoing provision, Bank shall give Borrower notice, as defined in the Mortgage, of any non-monetary default after which Borrower shall have a thirty (30) day cure period, unless such non-monetary default is not capable of being cured within said thirty (30) day period, in which case Borrower shall have sixty (60) days to cure such default following the date performance is due provided Borrower has commenced and is diligently pursuing the cure for such default (which determination shall be made in Bank's sole and absolute discretion), and provided such additional time to cure such default does not negatively affect the value of the collateral or the preservation of the collateral's value, which determination shall be made in Bank's sole and absolute discretion..

             d. REPRESENTATION. Any representation or warranty of Borrower contained in this Loan Agreement or in any certificate delivered pursuant hereto, or in any other instrument or statement furnished in connection herewith, proves to be incorrect or misleading in any adverse respect as of the time when the same shall have been made, including, without limitation, any and all financial statements, operating statements, and schedules attached thereto, furnished by Borrower or any guarantor of the Loan to Bank or pursuant to any provision of this Loan Agreement.

             e. BANKRUPTCY. Borrower or any general partner of Borrower or any guarantor of the Loan (i) files a voluntary petition in bankruptcy or a petition or answer seeking or acquiescing in any reorganization or for an arrangement, composition, readjustment, liquidation, dissolution, or similar relief for itself pursuant to the United State Bankruptcy Code or any similar law or regulation, federal or state, relating to any relief for debtors, now or hereafter in effect; or (ii) makes an assignment for the benefit of creditors or admits in writing its inability to pay or fails to pay its debts as they become due; or (iii) suspends payment of its obligations or takes any action in furtherance of the foregoing; or (iv) consents to or acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator or other similar official of Borrower, a general partner of Borrower, or any guarantor, for all or any part of the Collateral or other assets of such party, or either; or (v) has filed against it an involuntary petition, arrangement, composition, readjustment, liquidation, dissolution, or an answer proposing an adjudication of it as a bankrupt or insolvent, or is subject to reorganization pursuant to the United-States Bankruptcy Code, an action seeking to appoint a trustee, receiver, custodian, or conservator or liquidator, or any similar law, federal or state, now or hereinafter in effect, and such action is approved by any court of competent jurisdiction and the order approving the same shall not be vacated or stayed within sixty (60) days from entry; or (vi) consents to the filing of any such petition or answer, or shall fail to deny the material allegations of the same in a timely manner.

             f. JUDGMENTS. (1) A final judgment other than a final judgment in connection with any condemnation is entered against Borrower, Guarantors, or any general partner of Borrower, that (i) adversely affects the value, use or operation of the Land or the improvements in Bank's sole judgment, or (ii) adversely affects, or may adversely affect, the validity, enforceability or priority of the lien or security interest created by the Mortgage or any other Loan Document in Bank's sole judgment, or both; or (2) execution or other final process issues thereon with respect to the Land or the Improvements; and (3) Borrower, Guarantor, or any general partner of Borrower, does not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereon, in any event within thirty (30) days from entry, or Borrower shall not, within such period or such longer period during which execution on such judgment shall have been entered, and cause its execution to be stayed during such appeal, or if on appeal such order, decree or process shall be affirmed and Borrower shall not discharge such judgment or provide for its discharge in accordance with its terms within sixty (60) days after the entry of such order or decree or affirmance, or if any stay of execution on appeal is released or otherwise discharged.

             g. LIENS. Any federal, state or local tax lien or any claim of lien for labor or materials or any other lien or encumbrance of any nature whatsoever is recorded against Borrower or the Land or Improvements and is not removed by payment or transferred to substitute security in the manner provided by law, within thirty (30) days after it is recorded in accordance with applicable law.

             h. OTHER NOTES OR MORTGAGES. Borrower's default in the performance or payment of Borrower's obligations under any other note which remains uncured after any applicable grace period, or under that certain Real Estate Mortgage, Assignment and Security Agreement of even date herewith in favor of Bank, securing a note in the original principal amount of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) and encumbering that portion of the Land commonly referred to as Parcel "F" and that certain Real Estate Mortgage, Assignment and Security Agreement of even date herewith in favor of Bank, securing a note in the original principal amount of THREE MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($3,400,000.00), and encumbering that portion of the Land commonly referred to as Parcel "D", or under any other mortgage encumbering all or any part of the Land or the Improvements, if the other mortgage is permitted by the Bank, whether such other note or mortgage is held by Bank or by any other party, and unless otherwise agreed to by separate written agreement between Bank and such other mortgage holder.

             i. BORROWER DEFAULT UNDER LOAN DOCUMENTS. Borrower's default in the payment or performance following expiration of any applicable grace period of any of Borrower obligations under any of the Loan Documents, including this Mortgage and any riders thereto.

             j. GUARANTOR DEFAULT.

                i) The default after expiration of any applicable grace period in the payment or performance of any obligation of a Guarantor of the Note arising under its guaranty or pursuant to any other Loan Documents; or

                ii) The death of any Guarantor and the failure of Borrower to provide Bank with an alternate guaranty or alternate collateral satisfactory to Bank in its sole and absolute discretion within sixty (60) days of the date of Guarantor's death.

             k. BORROWERS/GENERAL PARTNER'S CONTINUED EXISTENCE. Borrower or any corporate General Partner of Borrower shall cease to exist or to be qualified to do or transact business in the State in which the Land and Improvements are located, or shall be dissolved or shall be a party to a merger or consolidation, or shall sell all or substantially all of its assets, or shall change its corporate name or trade name without prior written notice to Bank.

             l. STOCK IN BORROWER/CHANGE IN PARTNERS. If Borrower is a limited partnership and without the prior written consent of Bank, any shares of stock of any corporate general partner of Borrower are issued, sold, transferred, conveyed, assigned, mortgaged, pledged, or otherwise disposed of so as to result in change of control of Borrower, whether voluntarily or by operation of law, and whether with or without consideration, or any agreement for any of the foregoing is entered into; or, if any general partnership interest or other equity interest in the Borrower is sold, transferred, assigned, conveyed, mortgaged, pledged, or otherwise disposed of, whether voluntarily or by operation of law, and whether with or without consideration, or any agreement for any of the foregoing is entered into, or any general partner of Borrower withdraws from the partnership.

             m. TRANSFER OF PROPERTY OR OWNERSHIP. Any sale, conveyance, transfer, assignment, or other disposition or encumbrance of all or any part of the Land, Improvements, or the Approved Project, or any ownership interest in Borrower or any guarantor without the prior consent of Bank or except as otherwise permitted hereby, or as outlined in the prospectus for public offering for Transeastern Properties, Inc., a Florida corporation delivered to Bank by Borrower.

             n. FALSE STATEMENT. Any statement or representation of Borrower or any guarantor contained in the loan application or any financial statements or other materials furnished to Bank or any other Bank prior or subsequent to the making of the Loan secured hereby are discovered to have been false or incorrect or incomplete.

             o. DEFAULT UNDER INDEMNITY. Borrower or Guarantor shall default after any applicable grace period under any obligation imposed by any indemnity contained within any of the Loan Documents including the Hazardous Waste Certification and Indemnification.

             p. OTHER DEFAULTS. Borrower or Guarantor shall Default under any other Default provision set forth in the Loan Agreement, which is not cured within any applicable grace period.

         19. REMEDIES. Upon the occurrence and continuance, if applicable, of any Default, Bank may exercise any one or more of the following rights and remedies, in addition to all other rights and remedies otherwise available at law or in equity:

             a. OTHER DOCUMENTS. To pursue any right or remedy provided by the Loan Documents.

             b. ACCELERATION. To declare the entire unpaid amount of the Debt together with all accrued and unpaid interest thereon immediately due and payable with interest to be due thereon at the Default Rate set forth in the Note.

             c. FORECLOSURE. To foreclose the lien of this Mortgage and obtain possession of the Collateral, by any lawful procedure.

             d. CODE RIGHTS. To exercise any right or remedy available to Bank as a secured party under the Uniform Commercial Code as adopted by the State of Florida, as it from time to time is in force and effect, with respect to any portion of the Collateral then constituting property subject to the provisions of such Code; or Bank, at its option, may elect to treat the Collateral as real property, or an interest therein, for remedial purposes.

             e. RECEIVER. To apply, on EX PARTE motion, to any court of competent jurisdiction for the appointment of a receiver to take charge of, manage, preserve, protect, complete construction of, rent, and operate the Mortgaged Property and any of Borrower's business or businesses situated thereon, or any combination thereof; to collect the Rents; to make all necessary and needed repairs; to pay all taxes, assessments, insurance premiums and all other costs incurred in connection with the Mortgaged Property; and, after payment of the expenses of the receivership, including reasonable attorneys, fees and other costs and expenses related to the enforcement of the Security Documents, and after compensation to the receiver for any of the services described herein or pursuant hereto, to apply all net proceeds derived therefrom in reduction of the Debt or in such other manner as the court shall direct. The appointment of such receiver shall be a matter of strict right to Bank, regardless of the adequacy of the security or of the solvency of any party obligated for payment of the Debt. All expenses, fees and compensation incurred pursuant to any such receivership shall be secured by the lien of this Mortgage until paid. The receiver, personally or through agents, may exclude Borrower wholly from the Mortgaged Property and have, hold, use, operate, manage and control the Mortgaged Property and may, in the name of Borrower, exercise all of

         Borrower's rights and powers to maintain, construct, operate, restore, insure and keep insured the Mortgaged Property in such manner as such receiver deems appropriate.

             f. SET-OFFS. Intentionally deleted.

             g. RENTS. After Bank shall have given written notice to Borrower, to collect all rents, issues, profits, revenues, income, proceeds, or other benefits from the Collateral, or to pursue any remedy available under Chapter 697.07, Florida Statutes, as amended, supplemented, or superseded from time to time.

             h. OTHER SECURITY. To proceed to realize upon any and all other security for the Debt in such order as Bank may elect; no such action, suit, proceeding, judgment, levy, execution or other process will constitute an election of remedies by Bank or will in any manner alter, diminish or impair the lien and security interest created by this Mortgage or any other Security Documents unless and until the Debt is paid in full.

             i. ADVANCES. To advance such monies and take such other action as is authorized by paragraphs 13 and 25 herein.

         20. WAIVER OF CERTAIN RIGHTS. Borrower will not claim, take or insist upon any benefit or advantage of any present or future stay, extension, redemption or moratorium law that may affect Borrower's obligations hereunder, or any law providing for the valuation or appraisal of the Mortgaged Property or any portion thereof prior to any sale or sales that may be made under or by virtue of this Mortgage. Borrower, for itself and all who may claim under Borrower, waives, to the extent that it lawfully may, all rights to have the Mortgaged Property and any other security for the Debt marshaled upon any foreclosure or otherwise. Borrower hereby waives and renounces all homestead and exemption rights provided for by the laws of the United States of America and of any state, including Florida, in and to the Mortgaged Property as against the collection of the Debt, or any part thereof.

         21. FURTHER ASSURANCES. Borrower, from time to time, will execute, acknowledge, subscribe and deliver to or at the direction of Bank such documents and further assurances as Bank may reasonably require for the purpose of evidencing, perfecting or confirming the lien and security interest created by this Mortgage, or the security intended to be afforded by the Loan Documents, or both. Without limitation of the foregoing, Borrower will defend, indemnify and hold Bank harmless with respect to any suit or proceeding in which the validity, enforceability or priority of the lien or security interest, or both, is endangered or contested, directly or indirectly, and will provide Bank with such security for the defense of any such suit or proceeding as Bank reasonably may require. If Borrower fails to undertake the defense of any such claim in a timely manner, or fails to furnish Bank with reasonable security for such defense after notice from Bank, or, in Bank's sole but reasonable determination, fails to prosecute such defense with due diligence, then Bank is authorized to take, at the expense of Borrower, all necessary and proper action in defense of any such claim, including the retention of legal counsel, the prosecution or defense of litigation and the compromise or discharge of claims, including payment of all costs and reasonable attorneys' fees. All costs, expenses and losses, if any, so incurred by Bank, including reasonable attorneys' fees, regardless of whether suit is brought and, if suit is brought, for all administrative, trial and appellate proceedings, if any, will constitute advances by Bank as provided in paragraph 13.

         22. CUMULATIVE RIGHTS AND NON-WAIVER. No right or remedy conferred upon or reserved to Bank by this Mortgage or in any of the other Loan Documents is intended to be exclusive of any other right or remedy; and each and every right and remedy is cumulative and in addition to any other right or remedy otherwise available. Every right, power, privilege and remedy granted Bank by this Mortgage or any of the other Loan Documents, or both, or otherwise available at law or in equity may be exercised by Bank from time to time as often as Bank deems expedient until the Debt is paid in full. Bank's failure to insist at any time upon the strict observance or performance by Borrower of any of the provisions of this Mortgage or in any of the other Loan Documents, or to exercise any right or remedy provided for in this Mortgage or in any of the other Loan Documents, will not impair any such right or remedy or be construed as a waiver or relinquishment thereof for the future. Receipt by Bank of any payment required to be made pursuant to any of the Loan Documents with knowledge of the breach of any provision of any of the Loan Documents will not constitute a waiver of such breach. In addition to all other remedies provided in this Mortgage, Bank will be entitled, to the extent permitted by applicable law, to injunctive relief in the case of a violation or attempted or threatened violation of any of the provisions of the Loan Documents or to a decree ordering performance of any of the provisions of any of the foregoing.

         23. JUDGMENT. Bank may seek and recover a judgment for all amounts due and payable in accordance with the Note or under this Mortgage either before, after or during the pendency of any other proceedings or action to obtain relief under or with respect to any of the Loan Documents. Bank's right to seek and recover any such judgment will not be affected by obtaining any other such relief. Bank will continue to be entitled to enforce payment of, and to seek and recover a judgment for, any portion of the Debt remaining due and payable after the application of any proceeds of any sale of the Collateral pursuant to law. Neither the lien nor security interest of this Mortgage, nor any rights or remedies of Bank hereunder or under any of the Loan Documents, will be impaired in any way by the recovery, of any judgment by Bank against Borrower or any guarantor of the Debt, or by the levy of an execution under such judgment upon any portion of the Collateral, until the Debt is paid in full.

         24. INDEMNIFICATION. Borrower has read and does hereby approve the legal description of the Land which is the subject of this Mortgage as set forth on the first page of this Mortgage or in Exhibit "A" attached hereto, and hereby indemnifies Bank, its successors or assigns, and their attorneys with respect to any liability which might arise as a consequence of Section 697.10, Florida Statutes, or any successors or amendments thereto.

         25. RELEASES AND EXTENSIONS BY BANK. Bank, from time to time, without notice to any person and without affecting the liability of Borrower or of any guarantor or of any other person (other than any person expressly released by Bank in writing) for the payment of any of the Debt, and without affecting the priority or extent of the lien and security interest of this Mortgage (except as to property specifically released by Bank in writing), may do any or all of the following: (i) release in whole or in part any person liable for payment of any or all of the Debt, or (ii) extend the time or otherwise alter the terms of payment of the Debt, in whole or in part, or (iii) accept additional or substitute security of any kind, or (iv) release or otherwise deal with all or any portion of the Collateral.

         26. NOTICES. Any notice or demand that must or may be given or made in connection with this Mortgage must be in writing and, unless receipt is expressly required, will be deemed given, delivered or made, as the case may be, when delivered by personal delivery or the day after it is mailed by Express Mail, by overnight delivery service of a nationally-recognized company, and addressed to the parties at the addresses written on the first page of this Mortgage or on the signature pages of this Mortgage. Such addresses may be changed by notice pursuant to this paragraph. Notice of change of address is effective only upon receipt. All of the persons executing this Mortgage as Borrower severally agree that a single notice to Borrower in the manner provided in this paragraph will be effective to bind each such person for all purposes.

         27. ESTOPPEL LETTERS. As and when, from time to time, requested by either Borrower or Bank, and within ten (10) days after any such request, Borrower or Bank, as the case may be, will execute and deliver to or at the direction of Bank or Borrower, as the case may be, such estoppel letters certifying such matters relating to this Mortgage or the Loan Documents, or both, as may reasonably be required.

         28. TRANSFER. Borrower may not sell, convey, assign, transfer or otherwise dispose of any interest in all or any portion of the Collateral, or any ownership interest in Borrower or any guarantor, without Bank's prior written consent, which consent may be withheld in Bank's sole discretion, or as outlined in the prospectus for public offering for Transeastern Properties, Inc., a Florida corporation delivered to Bank by Borrower.. Whether such transfer is voluntary or involuntary, or by operation of law, any such transfer will be void as to Bank, and constitute an immediate Default under this Mortgage, without notice, in the sole discretion of Bank. Bank's consent to any transfer, sale, or conveyance hereunder shall not be deemed a consent to any subsequent transfer, sale, or conveyance for which Bank's prior written approval has not been obtained except as provided in the Loan Agreement.

         29. REPLACEMENT OF NOTE. Upon receipt of evidence reasonably satisfactory to Borrower of the loss, theft, destruction or mutilation of the Note, or any amendment or modification thereto, including without limitation any renewal note or additional note, and in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement, reasonably satisfactory to Borrower or, in the case of any such mutilation, upon surrender of such mutilated note, Borrower will execute and deliver, in lieu thereof, a replacement Note, identical in form and substance to the Note and dated as of the date of the Note and upon such execution and delivery all references in any of the Loan Documents to the Note shall be deemed to refer to the replacement Note.

         30. FUTURE ADVANCES. This mortgage is given to secure not only the existing Debt, but also such future advances, whether such advances are obligatory or are to be made at the option of Bank, or otherwise, as are made within twenty (20) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Mortgage. The total amount of Debt that may be so secured may decrease or increase from time to time, but the maximum possible principal debt so secured at one time shall not exceed the amount shown on Page of this Mortgage, plus interest thereon, and any disbursements made for the payment of taxes, levies or insurance on the Mortgaged Property, with interest on such disbursements at the rate then in effect pursuant to the terms of the Note.

         31. GENERAL. The provisions of this Mortgage inure to the benefit of Bank and its successors and assigns, and bind all persons executing this Mortgage as Borrower and their respective legal representatives, successors and assigns, jointly and severally, and all persons now or hereafter claiming any right, title and interest in and to any of the property, real, personal or mixed, tangible or intangible, now or hereafter existing or any substitutions or replacements thereof and described in this Mortgage as the Collateral. Time is of the essence to this Mortgage and each of its provisions. The provisions of this Mortgage are to be interpreted, construed, applied and enforced in accordance with the laws of the State of Florida, regardless of where this Mortgage is executed, delivered or breached, or where any payment or other performance required by this Mortgage is made, where any action or other proceeding involving this Mortgage is instituted, or whether the laws of the State of Florida otherwise would apply the laws of another jurisdiction; the foregoing choice of law provisions will apply to the Loan Documents. The provisions of the Loan Documents are severable at Bank's option so that if any provision is declared by a court of competent jurisdiction to be invalid or unenforceable, no other provision will be affected by such invalidity or unenforceability, but will remain in force and effect according to its original terms, if Bank so elects. Wherever used in this Mortgage or the other Loan Documents, or both, and unless expressly provided otherwise: (i) use of the singular includes the plural, and vice versa; (ii) use of one gender includes all genders; (iii) use of the term "include" or "including" is always without limitation; (iv) use of the words, "should," "must" and "will" has the same legal effect as the use of the word "shall"; (v) the term "day" means a banking day which shall be a day on which Bank and other banks are open for the transaction of business, excluding any national holidays, and any performance which would otherwise be required on a day other than a banking day shall be timely performed in such instance, if performed on the next succeeding banking day; (vi) any definition herein incorporating one or more documents or items shall refer to such items "singularly and collectively", and (vii) "person" means any natural person or artificial entity having legal capacity. Paragraph headings and subheadings are for indexing purposes only and are not to be used to interpret, construe, apply or enforce the provisions of this Mortgage. Borrower and Bank intend the provisions of this Mortgage and the other Loan Documents to be interpreted, construed, applied and enforced so as to avoid inconsistencies or conflicting results; but if any such inconsistency or conflict necessarily occurs, Borrower and Bank intend that the provisions of the Loan Agreement control unless otherwise provided therein. This Mortgage may be amended only by a written instrument executed by Borrower and Bank with the same formalities as this Mortgage.

         32. SATISFACTION. The lien and security interest provided by the Loan Documents will continue unimpaired and in full force and effect unless and until the Debt is paid in full, whereupon such lien and security interest will be without further force or effect. Until this Mortgage shall be satisfied of record, Borrower hereby waives for itself, and all subsequent successors in title to the mortgaged Property, any right it may now have or hereafter have, pursuant to Florida Statutes 697.04 (1).(b), as amended from time to time, to file for record a notice limiting the maximum amount which may be secured by this Mortgage.

         33. DEPOSITS. Bank may, at its sole option upon occurrence of a Default, require Borrower to make monthly deposits with Bank of a sum equivalent to one-twelfth (1/12) of the annual real and tangible personal property taxes assessed with respect to the Mortgaged Property and one-twelfth (1/12) of the annual premiums for all insurance required to be maintained by this Mortgage. In addition, upon occurrence of a Default, if required by Bank, Borrower shall also deposit with Bank a sum of money which, together with the aforesaid monthly deposits, will be sufficient to make each of such payments for taxes and insurance at least ten (10) days prior to the date such payments are due. The amount of such taxes, assessments, and premiums, when unknown, will be estimated by Bank in good faith. Such deposits may be commingled with Bank's general funds; Bank will not be liable for any interest on account of such deposits. To the extent sufficient, such deposits will be applied by Bank to the payment of such taxes, assessments, and premiums, when due, upon Borrower's presentation of bills therefor; but Bank will have no obligation to make any such payment except to the extent of such deposits. Any insufficiency of such deposits will be paid by Borrower to Bank on demand. Upon any Default by Borrower under this Mortgage, Bank may apply all such deposits to the Debt in such order as Bank may elect. The enforceability of Borrower's covenants relating to taxes, assessments, and insurance provided in this Mortgage will not be altered, diminished, impaired, or otherwise affected by the provisions of this paragraph except insofar as such obligations are actually met by Borrower's compliance with this paragraph. Bank from time to time, at its sole option, may waive and, after any such waiver, reinstate any or all of the provisions of this paragraph. While any such waiver is in effect, Borrower will pay all taxes, assessments, and insurance premiums as provided elsewhere in this Mortgage.

         34. BORROWER AS TENANT HOLDING OVER. In the event of a foreclosure sale of the Mortgaged Property, Borrower shall be deemed a tenant holding over and shall forthwith deliver possession to Bank or any purchaser or purchasers at such sale or be summarily dispossessed according to provisions of the law of the State of Florida applicable to tenants holding over.

         35. TIME OF THE ESSENCE. Time is of the essence with respect to each and every covenant, agreement, and obligation of Borrower under this Mortgage and the other Loan Documents, and any and all other instruments now or hereafter evidencing, securing or otherwise relating to the Loan.

         36. ORAL MODIFICATION INEFFECTIVE. No term of this Mortgage or any other of the Loan Documents, or such documents, may be waived, changed, modified, discharged, or terminated except by an instrument in writing signed by the party against which enforcement of the waiver, change, modification, discharge, or termination is sought.

         37. HAZARDOUS SUBSTANCES. Borrower hereby represents and warrants to
Bank: (a) that neither Borrower nor any of its subsidiaries is in violation of any judgment, decree, order, law, license, rule, or regulation pertaining to environmental matters, including, without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA") , the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 as amended ("CERCLA") , the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Water Pollution Control Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order, or decree relating to health, safety, or the environment (hereinafter "Environmental

Laws); (b) that neither Borrower nor any of its subsidiaries has received notice that it or any of its tenants has been identified by the United States Environmental Protection Agency as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986); nor has Borrower or any of its subsidiaries received any notification that any hazardous waste, as defined by 42 U.S.C. ss.6093(5), any hazardous substances as defined by 42 U.S.C. ss.9601(14), any "pollutant or contaminant" as defined by 42 U.S.C. ss.9601(33) and any toxic substance, hazardous materials, oil or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which it has disposed of has been found at any site on which a federal or state agency is conducting a remedial investigation or other action pursuant to any Environmental Law; (c) (i) to the best of Borrower's knowledge except as disclosed in the Phase I and II Environmental Report prepared for Bank and Borrower by Law Engineering and Environmental Services, Inc., a Florida corporation dated November 7, 1995, no portion of the Mortgaged Property has been used for the handling, processing, storage, or disposal of Hazardous Substances and no underground tank or other underground storage receptacle for Hazardous Substances is located on the Mortgaged Property, (ii) in the course of its activities, neither Borrower nor any of its subsidiaries has generated or is generating any hazardous waste on the Mortgaged Property, (iii) to the best of our knowledge there have been no releases (i.e., any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing, or dumping) of Hazardous Substances by Borrower or any of its subsidiaries on, upon, or into the Mortgaged Property, which releases would have a material adverse effect on the value of the Mortgaged Property. In addition, to the best of Borrower's knowledge, there have been no such releases on, upon, or into any real property in the vicinity of the Mortgaged Property which, through soil or groundwater contamination, may have come to be located on the Mortgaged Property; (d) to the best of Borrower's knowledge, that no asbestos, oil, petroleum or chemical liquids or solids, liquid or gaseous products, or hazardous or toxic substances, within the meaning of any applicable statute or regulation, are presently stored or otherwise located on or under the Mortgaged Property or on or under any adjacent and contiguous real property owned by Borrower or any related entity or affiliate of Borrower; (e) to the best of Borrower's knowledge, that no release of any such hazardous or toxic substance has occurred on the Mortgaged Property or on any adjacent and contiguous real property owned by Borrower or any related entity or affiliate of Borrower; (f) to the best of Borrower's knowledge, that no part of the Mortgaged Property or any adjacent and contiguous real property owned by Borrower or any related entity or affiliate of Borrower, including the groundwater located thereon, is presently contaminated by such hazardous or toxic substance; and (g) that Borrower has not received any notice from any governmental agency or authority or from any tenant under a lease with respect to any such release of hazardous or toxic materials onto the Mortgaged Property or adjacent parcels of real property. Borrower further covenants and agrees with Bank that, throughout the term of the Note: (h) the Mortgaged Property shall be operated and maintained in compliance with all applicable governmental or regulatory requirements; (i) Borrower shall maintain or procure all necessary permits, licenses, and certificates required by federal, state, and local laws throughout the Loan term; (j) all hazardous or toxic substances, within the definition of any applicable statute or regulation, which may be used by any person for any purpose upon the Mortgaged Property, shall be used or stored thereon only in a safe and approved manner, in accordance with all industrial standards and all laws, regulations and requirements for such storage promulgated by any applicable governmental agency or authority; (k) other than as described in (j) above, the Mortgaged Property will not be used for the purpose of storing such substances; and (1) other than as described in above, no such storage or use will otherwise be allowed on the Mortgaged Property (whether through leases with tenants who might store or use hazardous substances or otherwise) which will cause, or which will increase the likelihood of causing, the release of such hazardous or toxic substances onto the Mortgaged Property. Borrower shall immediately notify Bank of any failure to comply under this paragraph or receipt of an notice of violation or third party complaint. Borrower hereby agrees to indemnify and save and hold Bank harmless of and from all claims, damages, loss, liabilities, penalties, fines, remedial action requirements, and enforcement actions, along with the costs and attorneys' fees incurred by Bank in defending Borrower's use, generation, transportation, and disposal, release, or threatened release of hazardous substances, including without limitation, asbestos containing materials or damage whatsoever incurred by Bank arising out of or by reason of any violation of any applicable statute or regulation for the protection of the environment which occurs upon the Mortgaged Property, or by reason of the imposition of any governmental lien for the recovery of environmental clean-up costs expended by reason of such violation, including without limitation any lien arising pursuant to any so-called "Super Fund" or "Super Lien" legislation; provided, however, that to the extent that Bank is strictly liable under any such statute or regulation, Borrower's obligation to Bank under this indemnity shall likewise be without regard to fault on the part of Borrower with respect to the violation of law which results in liability to Bank. A default under this paragraph shall constitute a Default under this Mortgage subject to any cure periods set forth in the Loan Agreement. It is expressly acknowledged by Borrower that this indemnification shall survive in accordance with the terms and conditions set forth in the Hazardous Substance Certificate and Indemnification Agreement of even date herewith executed by the Borrower and Guarantor.

         38. ENVIRONMENTAL ASSESSMENTS. At any time deemed necessary by Bank, in its reasonable and sound business judgment, Bank may, at its election, obtain one or more environmental assessments of the Mortgaged Property prepared by a geohydrologist, an independent engineer, or other qualified consultant or expert approved by Bank evaluating or confirming (i) whether any Hazardous Substances are present in the soil or water at the Mortgaged Property and (ii) whether the use and operation of the Mortgaged Property comply with all applicable Environmental Laws relating to air quality, environmental control, release of oil, hazardous materials, hazardous wastes and hazardous substances, and any and all other applicable environmental laws. Environmental assessments may include detailed visual inspections of the Mortgaged Property including, without limitation, any and all storage areas, storage tanks, drains, dry wells, and leaching areas, and the taking of soil samples, surface water samples, and ground water samples, as well as such other investigations or analyses as are necessary or appropriate for a complete determination of the compliance of the Mortgaged Property and the use and operation thereof with all applicable Environmental Laws. All such environmental assessments shall be at the sole cost and expense of Borrower. In the event it is determined that additional tests and/or remediation are necessary as a result of the aforesaid assessments, or in the event such additional testing or remediation is recommended by the aforesaid assessments, the Borrower agrees to immediately perform the tests or undertake the remediation as recommended. In the event contamination or an environmental problem is found on the Mortgaged Property, the Borrower shall be in Default hereunder after a thirty (30) day cure period.

         39. SUBROGATION. To the extent of the indebtedness of the Borrower to the Bank described herein or secured hereby, the Bank is hereby subrogated to the lien or liens and to the rights of the owners and holders of each and every mortgage, lien or other encumbrance on the land described herein which is paid and/or satisfied, in whole or in part, out of the proceeds of the loan described herein or secured hereby, and the respective liens of said mortgages, liens or other encumbrances, shall be and the same and each of them hereby is preserved and shall pass to and be held by the Bank herein as security for the indebtedness to the Bank herein described or hereby secured, to the same extent that it would have been preserved and would have been passed to and been held by the Bank had it been duly and regularly assigned, transferred, set over, and delivered unto the Bank by separate deed of assignment, notwithstanding the fact that the same may be satisfied and canceled of record, it being the intention of the parties hereto that the same will be satisfied and canceled of record by the holders thereof at or about the time of the recording of this Mortgage.

         40. MANDATORY ARBITRATION. Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Agreement or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc. (J.A.M.S.), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this agreement applies in any court having jurisdiction over such action.

              a. SPECIAL RULES. The arbitration shall be conducted in the County of Broward, Florida and administered by Endispute, Inc., d/b/a J.A.M.S., who will appoint an arbitrator; if J.A.M.S./Endispute is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within 90 days of the demand for arbitration;

         further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional sixty 60 days.

             b. RESERVATION OF RIGHTS. Nothing in this Agreement shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Agreement; or
         (ii) be a waiver by the Bank of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the right of the bank hereto (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. The Bank may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Agreement. At Bank's option, foreclosure under a deed of trust or mortgage may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

         41. CROSS-DEFAULT. This Loan shall be cross-defaulted with other loans by Bank to Borrower as more specifically described in the Loan Agreement.

         42. RELEASE PROVISION. Provided that Borrower is not then in Default hereunder, under the Construction Line, the Mortgage or any other Loan Document, Bank will provide partial releases of Units from the lien of the Mortgage upon the following terms:

             a. If the partial release relates to developed lots in connection with a bona fide sale or construction loan on which no home construction advances have been made:

                i. Bank shall be given written notice of the request for each partial release at least five (5) business days prior to each partial release.

                ii. The cost of each partial release shall be paid by Borrower.

                iii. Contemporaneously with the delivery to Borrower of each partial release, Borrower shall prepay principal in an amount equal to the amount advanced upon such lot plus accrued interest thereon.

             b. If the partial release relates to Units for which advances of Construction Line proceeds have been made, Borrower shall prepay principal of the Construction Line in an amount equivalent to the total actual amount advanced by Bank under the Construction Line on account of the Unit to be released, together with interest accrued thereon ("Unit Release Price") and the applicable Lot Release Price.


     IN WITNESS WHEREOF, Borrower has executed and delivered this Mortgage as of the date stated above.

Signed, sealed and delivered
in the presence of:                        TRANSEASTERN PEMBROKE VILLAGES, INC.,
                                           A FLORIDA CORPORATION

--------------------------------

Witness #1                           By ________________________________(SEAL)
                                        Edward Falcone, Executive Vice President
_______________________________
Print Name

_______________________________       Address:
Witness #1
                                      3300 University Drive
_______________________________       Coral Springs, Florida 33065
Print Name


STATE OF FLORIDA        )
                        )ss
COUNTY OF BROWARD       )

         The foregoing instrument was acknowledged before me this ____ day of September, 1996, by EDWARD FALCONE, as Executive Vice President of TRANSEASTERN PEMBROKE VILLAGES, INC., a Florida corporation, by and on behalf the corporation. He is personally known to me and/or has produced
________________________________ as identification.

My Commission Expires:                      ___________________________________
                                            NOTARY PUBLIC STATE OF FLORIDA

                                            ___________________________________P

                                            Print Name

                            TRI-PARTY AGREEMENT

     This TRI-PARTY AGREEMENT (this "Agreement") dated as of March 29, 1996 by and among CHASE FEDERAL BANK, a federal savings bank ("Chase Federal"), AMRESCO FUNDING CORPORATION, a Delaware corporation ("AMRESCO") and TRANSEASTERN PEMBROKE VILLAGES, INC., a Florida corporation ("Borrower").

                          PRELIMINARY STATEMENTS

     WHEREAS, the Borrower is or shall be the owner of that certain real property lying and being in Broward County, Florida and legally described in Exhibit A attached hereto and made a part hereof (the "Property"); and

     WHEREAS, simultaneously herewith, Chase Federal has made a loan to the Borrower in the principal amount of TEN MILLION ONE HUNDRED FIFTY THOUSAND and No/100 DOLLARS ($10,150,000.00), together with any reimbursement obligations in connection with Letter(s) of Credit (the "Chase Federal Loan"); and

     WHEREAS, simultaneously herewith, AMRESCO has made a loan to the Borrower in the principal amount of THREE MILLION DOLLARS ($3,000,000.00) (the "AMRESCO Loan"), the proceeds of which shall be used by the Borrower for the (i) acquisition of the Property, and (ii) funding of interest due on the AMRESCO Loan, all in accordance with the terms and conditions set forth in the AMRESCO Loan Documents, as hereinafter defined; and

     WHEREAS, simultaneously herewith, the Borrower has agreed to pay to the "Contingent Returns" (as defined in that certain Loan Agreement (the "Loan Agreement") between Lender and Borrower of Even date herewith) to the extent that there are net profits from the Property, all in accordance with the terms and conditions set forth in the AMRESCO Loan Documents; and

     WHEREAS, Chase Federal and AMRESCO have agreed to set forth certain rights between the parties with respect to the Chase Federal Loan and the AMRESCO Loan.

     NOW, THEREFORE, for and in consideration of the premises and of the covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, covenant and agree as follows:

     SECTION 1. DEFINITIONS. The following terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

     "AMRESCO Loan Documents" shall mean the AMRESCO Note, the AMRESCO Mortgage, and all other documents executed by Borrower to AMRESCO in connection with the AMRESCO Loan.

     "AMRESCO Mortgage" shall mean those certain mortgages of even date herewith executed by the Borrower to AMRESCO encumbering the Property which secures the indebtedness evidenced by the AMRESCO Note and the Borrower's obligations under the other AMRESCO Loan Documents.

     "AMRESCO Note" shall mean that certain promissory note of even date herewith from Borrower to AMRESCO evidencing the indebtedness to AMRESCO under the AMRESCO Loan in the original principal amount of THREE MILLION DOLLARS ($3,000,000.00).

     "Chase Federal Loan Documents" shall mean (i) the Chase Federal Note, the Chase Federal Mortgage and all other documents executed by Borrower to Chase Federal evidencing and securing the Chase Federal A&D Loan, (ii) all documents executed and delivered by Borrower to Chase Federal evidencing and securing the Chase Federal Loan.

     "Chase Federal Mortgage" shall mean that certain mortgage of even date herewith executed by the Borrower to Chase Federal encumbering the Property which secures (i) the indebtedness evidenced by the Chase Federal Note, (ii) sums disbursed under the Letters of Credit, and (iii) any and all of the Borrower's obligations under the other Chase Federal Loan Documents.

     "Chase Federal Note" shall mean that certain promissory note of even date herewith from Borrower to Chase Federal evidencing the indebtedness to Chase Federal under the Chase Federal A&D Loan in the original principal amount of TEN MILLION ONE HUNDRED FIFTY THOUSAND and no/100 DOLLARS ($10,150,000.00).

     "Chase Federaer than the sum of $10,150,000.00, plus amounts owed to Chase Federal by the Borrower as result of draws under the Letters of Credit, which shall in no event exceed the principal amount of $3,585,593.78 and all accrued but unpaid interest on such Letter(s) of Credit, (ii) all accrued and unpaid interest under the Chase Federal Loan, (iii) all sums advanced by Chase Federal to prevent impairment of the collateral secured by the Chase Federal Loan Documents.

     "Event of Default" means as such term is defined in the Chase Federal Loan Documents or as such term is defined in the AMRESCO Documents.

     "Letter(s) of Credit" means those certain letters of credit in an aggregate principal amount which shall not exceed $3,585,593.78 issued by Chase Federal to applicable governmental authorities to insure completion of certain infrastructure improvements on the Real Property.

     SECTION 2.  RIGHTS AND OBLIGATIONS OF CHASE FEDERAL AND AMRESCO

     2.1 Chase Federal agrees that Borrower and AMRESCO may enter into modifications, extensions, replacements and renewals of the AMRESCO Loan Documents without the consent of Chase Federal provided that the same does not purport to create a lien or security interest in any collateral of Chase Federal that would be prior dignity to the interest of Chase Federal pursuant to the Chase Federal Loan Documents.

     2.2 Chase Federal covenants and agrees that, at all times, the collateral that is subject to the Chase Federal Loan Documents shall secure payment only of the Chase Federal Loan and said collateral shall not secure payment of any other loans of the Borrower to Chase Federal.

     2.3 Chase Federal covenants and agrees that the payment or repayment terms (e.g., release prices, maturity date) of the Chase Federal Loan Documents shall not be amended without prior written notice to AMRESCO.

     2.4 Borrower hereby expressly waives and relinquishes any right the Borrower may have to receive any advance of funds under the terms of the Chase Federal Loan Documents in excess of the original principal amount of the Chase Federal Loan as the same may be reduced from time to time, plus the reimbursement obligations of any of the Letter(s) of Credit. Borrower further covenants not to accept any advances under the Chase Federal Loan in excess of the Chase Federal Secured Sum, as the same may be reduced, from time to time. Chase Federal covenants not to make any advances under the Chase Federal Loan Documents in excess of the Chase Federal Secured Sum, as the same may be reduced, from time to time. The Borrower and Chase Federal hereby acknowledge and agree that the making by Chase Federal of any advances under the Chase Federal Loan Documents in excess of the Chase Federal Secured Sum, as the same may be reduced, from time to time, shall constitute a default under the AMRESCO Loan Documents. Upon request by AMRESCO, Borrower agrees to execute and deliver to AMRESCO a notice limiting amounts of future advances in accordance with Florida Statutes Section 697.04(b), which notice may be recorded in the public records of Broward County, Florida, in AMRESCO's sole discretion. Notwithstanding anything herein to the contrary, the parties hereto covenant and agree that as the amount of the Chase Federal Loan is paid down, then advances cannot thereafter be made by Chase Federal to increase the outstanding principal amount of the Chase Federal Loan (except for any advances with respect to the Letter(s) of Credit or sums advanced by Chase Federal to prevent impairment of the collateral secured by the Chase Federal Loan Documents).

     2.5 Chase Federal and Borrower agree that they will not amend or reallocate any portion of the $425,000 interest reserve in the budget for the Chase Federal Loan in excess of $50,000 in the aggregate, without the prior written consent of AMRESCO.

     2.6 Borrower covenants that the budget for the Chase Federal Loan contains sufficient funds to construct the improvements that are secured by the Letter(s) of Credit.

     2.7 The Letter(s) of Credit are for improvements, including offsite improvements, to be constructed solely for the Project.

     SECTION 3. EVENTS OF DEFAULT; EXERCISE OF RIGHTS AND REMEDIES. The parties acknowledge and agree that upon the occurrence of an Event of Default, the following provisions shall apply:

     3.1 The Borrower and Chase Federal hereby acknowledge and agree that an Event of Default under the terms of the Chase Federal Loan Documents shall constitute an Event of Default under the AMRESCO Documents entitling AMRESCO to all rights and remedies set forth therein or otherwise available at law or in equity. The Borrower and Chase Federal hereby covenant and agree to provide AMRESCO with copies of all written notices of default sent to the Borrower under the Chase Federal Loan Documents, simultaneously with the sending of such notice. Chase Federal hereby acknowledges and agrees that AMRESCO shall have the right, but not the obligation, to cure any Event of Default by the Borrower under the Chase Federal Loan Documents within thirty (30) days following the receipt by AMRESCO of the notice referred to above, in the event of monetary defaults, and within sixty (60) days (which period shall be extended by another sixty (60) days in the event that AMRESCO has initiated and is diligently pursuing the cure) in the case of non-monetary defaults. If an Event of Default under the Chase Federal Loan Documents is not capable of being cured by AMRESCO, Chase Federal covenants and agrees that so long as all payments due under the Chase Federal Loan are current, Chase Federal shall refrain from exercising any and all remedies available to it under the Chase Federal Loan Documents or otherwise available at law or equity.

     3.2 The Borrower and Chase Federal hereby acknowledge and agree that an Event of Default under the AMRESCO Loan Documents shall not constitute an Event of Default under the Chase Federal Loan Documents. Notwithstanding the foregoing, as an accommodation to Chase Federal, the Borrower and AMRESCO hereby covenant and agree to provide Chase Federal with copies of all written notices of default sent to the Borrower under the AMRESCO Loan Documents simultaneously with the sending of such notice. AMRESCO's failure to send such a notice to Chase Federal and Chase Federal's failure to receive any such notice of default shall in no way affect or impair the validity of same. If an Event of Default under the AMRESCO Loan Documents results in foreclosure proceedings thereof, such proceeding shall be specifically advertised as under, and subject to, the lien and operation of the Chase Federal Mortgage and the other Chase Federal Loan Documents.

     3.3 Chase Federal (i) consents to the realization by AMRESCO of any of AMRESCO's rights in and to any and all collateral for the AMRESCO Loan, including, without limitation, those rights which result in a change in the legal or beneficial ownership of the Borrower and to a subsequent change in the legal or beneficial ownership of the Borrower as a result of the subsequent transfer of the legal or beneficial ownership interests in the Borrower, and (ii) acknowledges and agrees that the occurrence of the aforementioned shall not constitute an Event of Default under the Chase Federal Loan Documentsso long as AMRESCO or its affiliate owns the collateral that is realized upon.

     SECTION 4.  REPRESENTATIONS AND WARRANTIES.

     4.1 Each of the parties hereto hereby makes the following representations and warranties as of the date hereof with respect to itself for the benefit of the other parties hereto:

           (a) Each of the parties hereto has all necessary partnership or corporate power and authority, as the case may be, to execute, deliver and perform its obligations under this Agreement. All action on the part of the parties hereto that is required for the authorization, execution, delivery and performance of this Agreement, in each case has been duly and effectively taken.

           (b) This Agreement has been duly executed and delivered by each of the parties hereto. This Agreement constitutes a legal, valid and binding obligation of the parties hereto enforceable against them in accordance with the terms thereof, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights and remedies generally, and (B) is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

     SECTION 5. AGREEMENT FOR BENEFIT OF PARTIES HERETO. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon, or to give to, any party other than the parties hereto and their respective successors and assigns , any right, remedy or claim under or by reason of this Agreement or any covenant, condition or stipulation hereto; and the covenants, stipulations and agreements contained in this Agreement are and shall be for the sole and exclusive benefit of the parties hereto and their respective successors and assigns.

     SECTION 6. SEVERABILITY. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validyt, legality and enforceability of the remaining provisions conrtained herein shall not in any way be affected and/or impaired thereby.

     SECTION 7. NOTICES. All notices, demands, certificates or other communications hereunder shall be in writing and shall be deemed sufficiently given or served for all purposes when delivered personally, when sent by certified or registered mail, postage prepaid, return receipt requested or by private courier service, in each case, with the proper address as indicated below. Each party may, by written notice given to the other parties, designate any other address or addresses to which notices, certificates or other communications to them shall be sent as contemplated by this Agreement. Notices shall be deemed to have been given if and when received by an officer, manager or suervisor in the department of the addressee speciried for attention (unless the addressee refuses to accept delivery, in which case they shall be deemed to have been given when first presented to the addressee for acceptance). Until otherwise so provided by the respective parties, all notices, certificates and communications to each of them shall be addressed as follows:

Chase Federal:           Chase Federal Bank, F.S.B.
                         7300 North Kendall Drive
                         Miami, Florida 33156
                         Attn:  Charles L. Clements III
                         Telephone:  (305) 670-7600

                         With a copy to:

                         Chase Federal Bank, F.S.B.
                         7300 North Kendall Drive
                         Miami, Florida 33156
                         Attn:  Brenda Manson
                         Telephone:  (305) 444-7700

With a copy to:

                         Richard A. Wood, Esq.
                         Therrel Baisden & Meyer Weiss
                         1111 Lincoln Road Mall
                         Suite 500
                         Miami each, Florida 33139
                         Telephone:  (305) 672-1921

AMRESCO:                 AMRESCO Funding Corporation
                         1845 Woodall Rodgers Freeway
                         Suite 1400
                         Dallas, Texas 75201
                         Attn:  Ms. Rebecca Kuban
                         Telephone:  (214) 953-7723
                         Telecopy:    (214) 953-7756

                         With a copy to:

                         AMRESCO, INC.
                         1845 Woodall Rodgers Freeway
                         Suite 1700
                         Dallas, Texas 75201
                         Attn:  General Counsel
                         Telephone:  (214) 953-7700
                         Telecopy:    (214) 953-7757

Borrower:                Transeastern Pembroke Villages, Inc.
                         3300 University Drive, 1st Floor
                         Coral Springs, Florida 33065
                         Attn:  Arthur J. Falcone
                         Telephone:  (954) 346-9700
                         Telecopy:    (305) 753-0351

     SECTION 8. SUCCESSORS AND ASSIGNS. Whenever in this Agreement any party hereto is named or referred to, the successors and assigns of such party shall be deemed to be included and all rights, benefits, covenants, promises and agreements in this Agreement by or on behalf of the respective parties hereto shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not, provided, however, benefits of this Agreement shall not inure to the benefit of an assignee that is not a permitted assignee.

     SECTION 9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all counterparts together constituting only one instrument.

     SECTION 10. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida applicable to contracts made and to be performed in such state. Except as otherwise provided in this Agreement, the rights and priorities of the parties shall be determined in accordance with applicable law.

     SECTION 11. NO IMPAIRMENTS OF OTHER RIGHTS. Nothing in this Agreement is intended or shall be construed to impair, diminish or otherwise adversely affect any other rights that Chase Federal or AMRESCO may have or may obtain against the Borrower.

     SECTION 12. AMENDMENT; WAIVER. No amendment or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by all the Secured Parties, and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No delay on the part of any Secured Party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial waiver by such Secured Party of any right, power or remedy preclude any further exercise thereof, or the exercise of any other right, power or remedy.

     SECTION 13. HEADINGS. Headings herein are for convenience only and shall not be relied upon in interpreting or enforcing this Agreement.

     SECTION 14. TERMINATION. This Agreement shall remain in full force and effect until payment in full of the Chase Federal Loan and the Construction Loan.

     SECTION 15. ENTIRE AGREEMENT. This Agreement, including the documents referred to herein, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings of the parties hereto relating to the subject matter herein contained.

     IN WITNESS WHEREOF, the parties hereto have caused this TRI-PARTY Agreement to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

Signed, sealed and delivered           CHASE FEDERAL BANK, a federal
in the presence of:                    savings bank


                                       By:
Name:                                  Name:  Charles L. Clements III
                                       Title:     Senior Vice President


                                       AMRESCO FUNDING CORPORATION,
                                       a Delaware corporation


                                       By:
Name:                                  Name:  Rebecca R.A. Kuban
                                       Title:    Vice President


                                       TRANSEASTERN PEMBROKE
                                       VILLAGES, INC., a Florida corporation


                                       By:
Name:                                  Name:  Arthur J. Falcone
                                       Title:    President